UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments Co.

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2018

Item 1.	Reports to Stockholders.

July 31, 2018

ANNUAL REPORT

Adviser Managed Trust

- Tactical Offensive Equity Fund
- Tactical Offensive Fixed Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS (Unaudited)

JULY 31, 2018

To Our Shareholders:

Financial markets completed the fiscal year without any enduring missteps in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance ran the gamut regarding strength across markets—with high-yield debt near the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment. However, the second half of the fiscal year saw the sudden return of volatility to the markets. The VIX index rose to a three-year high, and risk-asset prices fell sharply in February, with the S&P 500 Index touching down 10% from its earlier highs before a range-bound recovery through the end of the fiscal year. Robust economic data and consumer confidence in a healthy economy likely prevented a more sizeable market correction. By the end of the reporting period, trade war concerns served as a significant catalyst while markets tried to gain support from robust macro data and earnings momentum.

Most of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of August 2017 through the end of July 2018, were actualized. The pace of interest-rate increases by the Federal Reserve (“Fed”) largely followed the market’s projections. U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period, and the yield curve flattened to a post-recession low. Strength in the euro relative to the U.S. dollar for most of the fiscal year prevented a quick end to the European Central Bank’s (“ECB”) commitment to stimulus; the European Central Bank announced it would end its bond-buying program by the end of 2018, assuming that economic data continues to support the bank’s medium-term inflation outlook. The Japanese yen remained mostly range-bound while the Bank of Japan (“BOJ”) held monetary policy stable through the fiscal year. China’s currency hit a low toward the end of the fiscal period amid trade-related tensions.

Oil prices gained during the fiscal year, supported by rising global demand and geopolitical tensions, as well as news that Saudi Arabia and Russia would extend an agreement to curb output.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued yield-curve flattening drove market movements throughout the latter part of the fiscal year.

Geopolitical Events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror. Severe unrest continued in some regions of the Middle East, driven by the conflicting and overlapping regional interests of extremist groups, nationalist fighters and state actors.

In the U.S., President Trump demonstrated a commitment to follow through on tighter U.S. immigration policy that authorized U.S. border agents to separate children from parents who crossed the border illegally. The ongoing special counsel investigation into the possibility of collusion between Donald Trump’s presidential campaign and Russia remained topical. A one-on-one meeting between the U.S. president and Russian President Vladimir Putin raised concerns across the political spectrum— particularly after a subsequent press conference in which Trump second-guessed U.S. intelligence agencies’ unanimous assessment of Russia’s interference in the 2016 U.S. elections.

While longer-term market reactions to geopolitical events were mostly muted, rogue-state nuclear programs earned a significant share of the spotlight: North Korean Supreme Leader Kim Jong-Un announced a willingness to mothball his country’s efforts and, in an unprecedented display of unity, crossed the border as he clasped hands with South Korean President Moon Jae-in in April 2018. Trump also stated that aggression from North Korea would be met with “fire and fury.” An eventual meeting with North Korea’s leader garnered headlines but ended with vague commitments. Elsewhere, Israeli Prime Minister Benjamin Netanyahu televised evidence of the Iranian Republic’s plans to reignite its nuclear ambitions—raising questions about Iran’s adherence to the terms of its multi-party disarmament agreement. Although the International Atomic Energy Agency refuted the claims, President Trump backed out of the accord and imposed sanctions on Iran.

Adviser Managed Trust / Annual Report / July 31, 2018	1

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2018

U.S. equities were hit toward the end of the fiscal year by fears of a global trade war after President Trump announced tariffs on steel and aluminum imports. The Trump administration cited national security concerns as it imposed steel and aluminum tariffs on the EU, Canada and Mexico; this came after the expiration of a two-month waiver that had been extended to these major trading partners, which have traditionally been U.S. allies. All three responded with rebukes and retaliatory measures in the form of tariffs on U.S. goods; additionally, the EU opened a formal case with the World Trade Organization. The Chinese government appeared to step back from assurances that it would underwrite increased purchases of American products as part of negotiations to reduce its trade imbalance with the U.S., bristling at re-proposed plans by the Trump administration to apply China-specific tariffs. While trade rhetoric between the U.S. and China generally escalated through the end of the fiscal year, some relief was apparent between the U.S. and EU following successful negotiations between Trump and European Commission President Jean-Claude Juncker. The EU and Japan also finalized a major trade deal in mid-July that eliminated most tariffs between the two trading partners.

Immigration became a key point of contention in the U.S. and Europe at the end of the fiscal year. The Trump administration enacted a zero-tolerance policy that targeted illegal immigration at the southern border; this attracted condemnation from across the political spectrum for its practice of separating and detaining families, including children. In Europe, the governing coalitions in Italy and Germany pointed a spotlight on the issue, forcing action at a European Council meeting in late June with a deal that seeks to establish an EU-wide approach centered on financial-burden sharing and more restrictive borders.

A raft of political surprises unfolded during the fiscal period, but most played only a minor role in market movements. Brexit negotiators continued struggling to find a way around the Irish border. A Brexit proposal by U.K. negotiators for Northern Ireland to have joint EU and U.K. status was floated to avoid hard borders, but it did not appear to garner much support; still, Brexit negotiations were less critical to investors globally than was Europe’s sustained economic expansion. While the euro’s appreciation versus sterling may offer a clue about the market’s perception of post-divorce relative advantages, both currencies gained against the U.S. dollar. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government.

The swearing in of Italy’s Prime Minister Giuseppe Conte—a relative newcomer to politics—signaled continued viability of the euro-skeptic coalition, which formed from the two populist parties that won the country’s March election. Financial markets were rattled in May by the anti-EU implications of the new Italian government taking shape, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June.

Economic Performance

U.S. economic growth rebounded solidly at the start of the fiscal period, as consumer spending boosted the economy. Strong third-quarter GDP was supported by a rebound in government investment and business spending on equipment. However, fourth-quarter growth slowed slightly to a 2.9% yearly rate as strong consumer spending drove a surge in imports. First-quarter economic growth was reported at a 2.0% annualized rate—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter. Just before the end of the period, second-quarter GDP was reported to have grown 4.1%, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 4.0%, after growing by the slowest rate in five years during the previous quarter.

The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 3.9%, near an 18-year low, while the labor-force participation rate ended at 62.9%, unchanged from a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate three times during the period, with two additional rate increases still projected for the remainder of 2018. The Fed also began to unwind its balance sheet starting in October, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

2	Adviser Managed Trust / Annual Report / July 31, 2018

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time in ten years, by 0.25%, and did so again just after the end of the fiscal year. Broad economic growth slowed in the eurozone during the first and second quarters, after growing at its quickest pace since 2011 during the fourth quarter at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.1% at the end of the second quarter of 2018. The U.K. economy grew just 1.3% year-on-year through the second quarter of 2018 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to nearly its lowest level in almost six years.

Japanese GDP grew just 1.0% year-on-year at the end of the second quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.7% year-on-year in the second quarter of 2018 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

Market Developments

For the fiscal year ending July 31, 2018, growth stocks in general and the technology sector, in particular, outperformed, while high-dividend-yield segments of the market, such as utilities, lagged as they were seen as less attractive in a rising interest-rate environment. Stocks corrected in the first quarter of 2018, with the S&P 500 Index falling close to 10% from its all-time high, precipitated by indications of accelerating U.S. inflation and similar concerns that future interest-rate increases by the Fed could come quicker than anticipated. The index had recovered most of that loss by the end of the fiscal year, and the current bull market was the second-longest on record by the end of the fiscal year.

Energy stocks outperformed globally, while the telecommunications services sector ended in the red, presumably weakened by the repeal of net-neutrality regulations in the U.S.

Growth typically outperformed value, as internet-commerce and information technology stocks were the best-performing sectors for the full fiscal year, while the utilities and consumer staples sectors lagged. The final quarter of the fiscal period helped propel the FTSE/Russell 1000 Growth Index to 22.84% for the reporting year, while the FTSE/ Russell 1000 Value Index returned 9.54% over the same period.

Small-cap stock outperformance pivoted higher as well. U.S. small caps (FTSE/Russell 2000 Index) outpaced large caps (FTSE/Russell 1000 Index), delivering 18.73% and 16.19%, respectively.

European growth and inflation accelerated during the fiscal year, and unemployment fell. Equities remained bolstered by accommodative monetary policy from the ECB, which only slightly began to remove stimulus; the euro finished down 0.88% versus the U.S. dollar for the year.

Equity market leadership, both in the U.S. and globally, shifted from growth-oriented sectors to financials and commodity-linked sectors, then to technology late in the period. The latter group’s rally in the final fiscal quarter provided a boost to growth stocks, propelling the Russell 1000 Growth Index to 18.05% for the period, while the Russell 1000 Value Index returned 13.76%.

Small-cap stocks outperformed as well. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 18.45% and 15.95%, respectively.

European growth and inflation accelerated during the fiscal year, and unemployment fell. Equities remained bolstered by accommodative monetary policy from the ECB, which only slightly began to remove stimulus; the euro finished down 0.88% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was up 8.61% in U.S. dollar terms and 9.15% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 10.97% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 16.24%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year up 4.36% in U.S. dollar terms, losing more than half its year-to-date gains over the second half of the fiscal period. Latin America finished down for the

Adviser Managed Trust / Annual Report / July 31, 2018	3

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2018

fiscal period after a final-quarter selloff. Asian markets also gave up about half of their fiscal-year gains over the final six months as trade concerns drove market weakness.

The risk-on sentiment that pushed global equities higher overall was also visible in fixed-income markets, with high-yield outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period 66 basis points higher at 2.96%, while 2-year yields climbed 133 basis points during the year to 2.67%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates three times during the fiscal period and pushed short-term yields higher, while longer-term bond yields were flat as inflationary and long-term economic growth expectations remained subdued.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 1.75%-2.00%, marking the seventh rate hike during this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest two additional rate hikes in 2018, subject to inflation moving toward, and staying in a band around, the Federal Open Market Committee’s 2% target. Jerome Powell succeeded Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, the former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, gained. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 2.73% during the period, as oil price increases and metal sector gains outpaced weakness in the agriculture sector, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) edged 0.55% higher. Despite falling almost 10% from a fiscal-year high during the last month of the period, the price of oil ended the year up 39.2%.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 0.48% in U.S. dollar terms during the reporting period, while the high-yield market did better, with the ICE BofAML US High Yield Constrained Index up 2.50%.

U.S. investment-grade corporate debt was marginally lower, as the Bloomberg Barclays Investment Grade US Corporate Index returned -0.73%. U.S. asset-backed securities managed marginal gains during the fiscal year, while mortgage-backed securities eased slightly lower, as both faced headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, lost 2.50% in U.S. dollar terms during the reporting period, trending lower after rallying in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), finished marginally ahead, up 0.07%.

Our View

Investors were raging bulls at the beginning of 2018 as equity prices vaulted higher. But that optimism faded dramatically as the news flow turned less favorable. As far as we’re concerned, that’s okay—because the potential for a meaningful advance in equities is greater when investors are pessimistic and bad news is already largely discounted in the price of riskier assets.

If one believes, as we do, that the global economy is sound and that the political uncertainties currently roiling markets will be contained, then the proper course (in our view) is to remain exposed to equities and other risk assets and ride out the short-term ups and downs.

The economic data coming out of Europe has been hugely disappointing this year. Instead of building upon the improved business activity of 2016 and 2017, there has been a widespread deceleration. At SEI, we have been reluctant to get too bearish on Europe’s fundamentals, but there’s no denying that financial-market participants are disbelievers. Analysts’ 2018 and 2019 earnings-growth estimates for the companies within the MSCI EMU (European Economic and Monetary Union) Index are quite low compared to those of other major regions and countries.

4	Adviser Managed Trust / Annual Report / July 31, 2018

ECB President Mario Draghi and other bank governors decided to conclude net asset purchases by the end of this year because they view deflation risks as having moderated significantly. Since the ECB will no longer be a price-insensitive buyer of eurozone debt, we could see yield spreads rise as investors demand a risk premium for those countries with a heavy debt burden relative to the size of their economy. Italy’s new government wants to institute several expensive propositions that would blow a hole in the government’s budget, likely causing the country’s bonds to be further discounted by investors—with other periphery bond yields rising in sympathy.

Recent U.K. economic data reports, like those of other countries in Europe, suggest that Great Britain is wending its way through a soft patch. Underlying growth nevertheless appears solid, indicating the U.K. economy is in stable condition; although the trade sector looks to be a problem spot.

The biggest source of uncertainty facing the U.K. is its looming withdrawal from the EU. The Conservative Party’s internal fight over the country’s future relationship with the EU has stalled progress toward a clear post-Brexit status. Maybe it’s sheer coincidence, but sterling versus the U.S. dollar is almost where it was the day after the Brexit vote on 23 June 2016. The recent trend has been to the downside, as currency-market participants worry about the rising odds of a hard Brexit and more-thorough disruption of U.K. trade with the EU. We would not be surprised to see further downside volatility in sterling as we draw closer to the EU exit date.

Fears of a trade war pitting the U.S. against foes and allies alike notwithstanding, American investors, businesses and consumers have much to applaud. Corporate tax reform, tax cuts for households and reduced or modified regulation of various industries have led to record-high consumer and business confidence.

But saber-rattling between the U.S. and China has deteriorated into actual skirmishing, and the latest back-and-forth suggests this spat will get worse before it gets better. To be blunt, the Trump administration’s strategy of waging a trade war with China could prove to be the equivalent of cutting off one’s nose to spite one’s face.

A trade war will likely lead to higher prices for consumers and hurt the bottom lines of companies that sell imported goods and those that depend on global supply chains in their production process. The result is a net loss for society. A small group of producers will probably benefit substantially from the trade impediments while most consuming industries and households suffer declines in purchasing power—declines that may be small at the level of the individual, but would add up to an enormous loss across the affected economies.

SEI will be watching closely how this drama plays out in the months ahead. With any luck, the Trump administration will shy away from further ratcheting tensions. But we must admit that doesn’t seem to be in the cards in the near term.

A confluence of events has conspired to hurt the performance of emerging-market assets. An extensive trade war that disrupts multinationals’ supply chains would disrupt the flow of raw commodities and semi-finished materials from developing economies used as inputs. Rising U.S. interest rates, resulting in another period of sustained U.S. dollar strength, is a second threat. The soft patch in Europe and recent signs of deceleration in China’s economic growth is a third.

But while emerging-market stocks and bonds have come under pressure this year, we’ve yet to see any widespread deterioration in economic performance or financial conditions. On balance, we think most emerging markets have the ability to weather the storm—again, assuming the disruption to global trade does not devolve into something more encompassing. The majority of developing countries have recorded an improvement in their current-account positions in recent years, allowing them to accumulate foreign currencies.

Make no mistake about it: the headwinds blowing in the face of risk assets have picked up. Growth in business activity has slowed a bit, especially in Europe. Monetary policy in the U.S. is getting tighter, and is set to become less expansionary in Europe as well. Inflation has ticked higher, driven by synchronized global growth and a tightening of labor markets and industrial capacity in the U.S., Germany, the U.K., China, and elsewhere in Asia. A jump in oil prices is also pushing headline consumer-price index readings to their highest levels in several years; OPEC and Russia have shown a fair degree of discipline in constraining the supply of crude oil at a time when demand is strong and inventory levels have fallen. Some developing countries have been forced to raise their policy rates dramatically to defend their currencies.

Adviser Managed Trust / Annual Report / July 31, 2018	5

LETTER TO SHAREHOLDERS (Unaudited) (Concluded)

JULY 31, 2018

Most important, the stoking of trade-war tensions by the U.S. threatens to undermine the very foundation of the system that has supported the global economy since the end of World War II. Although the actual trade actions to date have been very modest, the impact on global supply chains bears close watching.

But the economic fundamentals that drive the stock market still appear solid, even in places like Europe and developing economies. Plus, interest rates remain at levels that will crunch global economic growth. The key risks—escalating trade tensions and the polarization of electorates over issues like immigration and fiscal sovereignty—appear more political in nature. The positives include a still-solid global economy; strong momentum in corporate-profits growth; and equity valuations that still appear reasonable against the backdrop of still-low, albeit rising, interest rates.

Signs of financial stress remain isolated to the weaker economies; although Italy is an important case, owing to its size and position as a major eurozone country.

A broadening of the trade war with China or a U.S. departure from the NAFTA accord would likely have a severely negative impact on the profitability of U.S. manufacturers, prompting us to reassess our still-positive view. Impediments to trade also could lead to a higher inflation rate as domestic companies use the tariffs umbrella to raise their selling prices. The Fed may feel compelled to lean against this threat to price stability, thereby aggravating any economic shock arising from the disruption of global supply chains—which is how a bear market could develop.

This is not our base-case scenario. We still think this old bull has some life left in it, but the risks to the equity market now seem more balanced than skewed to the bullish side.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Head & Chief Investment Officer of Traditional Asset Management

6	Adviser Managed Trust / Annual Report / July 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2018

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to the U.S. equity market and issuers located in developed and emerging market countries outside the U.S. (each an Index, and collectively, the Indexes). The passive strategy is implemented by State Street Global Advisors (“SSGA”) Funds’ Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (“SIMC”). SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2018, the Fund’s Class A shares returned 12.77%. The Fund’s primary benchmark— the S&P 500 Index—returned 16.24%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SEI also utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the FTSE Russell 1000 Index (60%), MSCI EAFE Index (Net) (20%), FTSE Russell 2000 Index (10%) and MSCI Emerging Markets Index (Net) (10%). The blended benchmark returned 13.30% during the fiscal year.

V. Performance Discussion

The Fund was an active part of the Adviser Managed Strategy for the full period from August 1, 2017 to July 31, 2018. Over the period, the Fund allocated to and sought to passively track the performance of indexes as follows: FTSE Russell 1000 Index (60%), MSCI EAFE Index (Net) (20%), FTSE Russell 2000 Index (10%) and MSCI Emerging Markets Index (Net) (10%). During the fiscal year ending July 31, 2018, the Fund performed in line with its blended benchmark, and underperformed its primary benchmark, the S&P 500 Index.

The Russell 1000 Index returned 16.19% during the fiscal period. Information technology and consumer discretionary were the best-performing sectors, while telecommunication services and consumer staples were the weakest. As noted in the shareholder letter, outperformance in the information technology and consumer discretionary sectors was driven by continued positive investor sentiment and strong performance from large technology stocks that saw substantial earnings growth. Internet-related stocks, particularly internet services and online retail, did especially well. Energy was the second-best performing sector as higher oil prices and supply disruptions provided

Adviser Managed Trust / Annual Report / July 31, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2018

Tactical Offensive Equity Fund (Concluded)

tailwinds. Telecommunication services and consumer staples lagged as rates rose and investors rotated out of dividend-yielding stocks. These two sectors, along with the other rate sensitive sectors in utilities and real estate, underperformed as U.S. 10-year Treasury yields reached and hovered around 3%.

The FTSE Russell 2000 Index returned 18.73% during the period, led by healthcare; the sector emerged from negative sentiment that had it in recent years. Concerns around government intervention in the sector subsided and helped performance. Energy stocks also performed well for the same reasons as above. Rate-sensitive sectors in real estate, utilities and telecommunication services lagged the index.

The MSCI EAFE Index returned 6.40% during the period, driven by the energy, materials and technology sectors. The energy sector was supported by higher oil prices and tighter supply conditions. Rate-sensitive sectors, including financials, lagged as higher rates in the U.S. put pressure on dividend-yielding sectors. Financial stocks were weak on a dovish outlook by the European Central Bank and political concerns in the EU. From a regional perspective, Japanese and U.K. stocks led in U.S. dollar terms while Europe lagged. Stronger corporate earnings helped Japan, while Europe was plagued with political concerns including political turmoil in Italy and a deceleration in economic growth.

The MSCI Emerging Markets Index returned 4.36%. Energy, healthcare, and materials led all sectors while the consumer staples and telecommunication services sectors lagged. While the energy sector outperformed on higher oil prices and tighter supply conditions, sector performance was more driven by country-specific events. A stronger U.S. dollar put a spotlight on countries with current account deficits and large dollar-denominated debts and was a broad headwind for emerging markets. The trade war between the U.S. and China also weakened sentiment around emerging markets. In U.S. dollar terms, Turkey and Pakistan were the worst-performing countries due to concerns over local political turmoil, while Russia and Peru outperformed due to higher oil prices.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	12.77%	9.49%‡	9.33%‡	10.58%†‡
S&P 500 Index	16.24%	12.52%	13.12%	13.08%
Blended 60% Russell 1000 Index/10% Russell 2000 lndex/20% MSCI EAFE lndex/10% MSCI Emerging Markets Index	13.30%	10.51%	10.70%	10.23%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index and a blended benchmark consisting of, 60% Russell 1000 Index/10% Russell 2000 Index/20% MSCI EAFE Index/10% MSCI Emerging Markets Index.

1

For the year ended July 31, 2018. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/10/20/10 Blended Benchmark, which consists of the Russell 1000 Index, Russell 2000 Index, MSCI EAFE Index, and the MSCI Emerging Markets Index. The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

†	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

‡	The Fund was not an active component of the Adviser Managed Strategy for the period of August 28, 2015 through April 14, 2016.

8	Adviser Managed Trust / Annual Report / July 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2018

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion or all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

The Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more U.S. Investment Grade, High Yield and Emerging Market Fixed Income Indexes (each an Index, and collectively, the Indexes) implemented by State Street Global Advisors (“SSGA”) Funds’ Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (“SIMC”). In addition, SIMC will directly manage a portion of the Fund’s assets. SIMC will generally invest in a portfolio of securities designed to track, before fees and expenses, the performance of one or more Foreign Sovereign Debt Indexes. SIMC may adjust the Fund’s allocation of assets among the Indexes over time depending on its assessment of the markets.

IV. Return vs. Benchmark

For the full year ended July 31, 2018, the Fund’s Class A shares returned -0.71%. The Fund’s primary benchmark— the Bloomberg Barclays US Aggregate Bond Index— returned -0.80%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SEI also utilizes a blended benchmark (which reflects the Fund’s allocations to various asset classes and global markets) to assess performance. The Fund’s blended benchmark consists of the Bloomberg Barclays US Aggregate Bond Index (76%), Bloomberg Barclays US High Yield Very Liquid Index (9.50%), FTSE Citi Emerging Markets US Dollar Govt Bond Index (9.50%) and Bloomberg Barclays Global G6 (G7 ex-US) Index (Hedged) (5%). The blended benchmark returned -0.37% during the fiscal year.

V. Performance Discussion

The Fund maintained strategic allocations intended to track the Bloomberg Barclays US Aggregate Bond Index (76%), Bloomberg Barclays US High Yield Very Liquid Index (9.50%), FTSE Citi Emerging Markets US Dollar Govt Bond Index (9.50%) and Bloomberg Barclays Global G6 (G7 ex-US) Index (Hedged) (5%). During the fiscal year ending July 31, 2018, the Fund performed in line with its blended benchmark, and outperformed its primary benchmark, the Bloomberg Barclays US Aggregate Bond Index. For the reasons addressed below, the strategic allocations to hedged international bonds and high-yield debt contributed to relative performance, while the strategic allocation to U.S. dollar-denominated emerging-markets debt detracted.

Adviser Managed Trust / Annual Report / July 31, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Concluded)

For the period, the Bloomberg Barclays US Aggregate Bond Index returned -0.80%. From a sector perspective, asset-backed securities and municipals were among the best performers, while commercial mortgage-backed securities, corporates and agency mortgage-backed securities were among the worst performers.

The Bloomberg Barclays US High Yield Very Liquid Index returned 1.83% during the fiscal year, benefiting from the market’s general risk-on sentiment as noted in the shareholder letter. From a sector perspective, energy, pharmaceuticals and technology were amongst the best performers.

The FTSE Emerging Markets US Dollar Govt Bond Index returned -0.97% during the period. The best-performing countries included Ecuador and Ukraine. The worst performers included Venezuela, Argentina and Turkey.

The Bloomberg Barclays Global G6 (G7 ex-US) Index (Hedged) returned 2.94% during the period. For the fiscal period, rates fell in France, Germany, and Japan. As mentioned in the shareholder letter, the European Central Bank (“ECB”) announced it would wind down its asset-purchase program by the end of 2018, assuming that economic data continues to reinforce the bank’s medium-term inflation outlook. European gross domestic product growth remained slower than in the U.S. and drove the ECB’s more dovish policy approach that held rates at a historic low.

The Fund used foreign-exchange currency forwards to hedge currency exposure to sovereign bonds. The associated funding costs did not have a material impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	-0.71%	1.91%	2.25%	2.82%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.80%	1.49%	2.25%	2.76%
Blended 76% Bloomberg Barclays U.S. Aggregate Bond Index/9.5% Bloomberg Barclays U.S. High Yield Bond Very Liquid lndex/9.5% FTSE Emerging Markets USD Government Bond Index/5% Bloomberg Barclays Global G6 Hedged (G7 ex-U.S.) Index (Hedged)	-0.37%	2.29%	2.83%	3.43%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index and a blended benchmark consisting of, 76% Bloomberg Barclays U.S. Aggregate Bond Index/9.5% Bloomberg Barclays U.S. High Yield Bond Very Liquid Index/9.5% FTSE Emerging Markets USD Government Bond Index/5% Bloomberg Barclays Global G6 Hedged (G7 ex-U.S.) Index (Hedged)

1

For the year ended July 31, 2018. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 76/9.5/9.5/5 Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. High Yield Bond Very Liquid Index, FTSE Emerging Markets USD Government Bond Index, and the Bloomberg Barclays Global G6 (G7 ex-U.S.) Index (Hedged). The Fund’s blended benchmark encompasses additional countries, capitalization weights and sectors than the broad-based index, and therefore we believe that it more accurately reflects the overall investment strategy of the Fund.

10	Adviser Managed Trust / Annual Report / July 31, 2018

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.0%

Australia — 1.3%
Other Securities ‡	1.3%		$33,349

Austria — 0.1%
Other Securities	0.1		1,150

Belgium — 0.2%
Other Securities	0.2		5,072

Brazil — 0.4%
Other Securities	0.4		10,698

Canada — 0.1%
Other Securities	0.1		3,885

Chile — 0.1%
Other Securities	0.1		2,551

China — 2.0%
Alibaba Group Holding Ltd ADR *	0.4	51,900	9,717
Tencent Holdings Ltd	0.5	255,900	11,583
Other Securities	1.1		31,022
			52,322

Colombia — 0.0%
Other Securities	0.0		739

Czech Republic — 0.0%
Other Securities	0.0		525

Denmark — 0.3%
Other Securities	0.3		8,065

Finland — 0.2%
Other Securities	0.2		4,799

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

France — 1.9%
Other Securities ‡(A)	1.9%		$48,773

Germany — 1.7%
Other Securities (A)	1.7		43,808

Greece — 0.0%
Other Securities (B)	0.0		872

Hong Kong — 1.5%
Other Securities ‡(A)	1.5		38,700

Hungary — 0.0%
Other Securities	0.0		704

India — 0.3%
Other Securities (A)	0.3		7,851

Indonesia — 0.2%
Other Securities	0.2		4,973

Ireland — 0.6%
Other Securities	0.6		16,066

Israel — 0.1%
Other Securities	0.1		2,625

Italy — 0.4%
Other Securities (A)	0.4		11,293

Japan — 4.3%
Other Securities ‡	4.3		112,397

Luxembourg — 0.1%
Other Securities	0.1		1,060

Malaysia — 0.2%
Other Securities	0.2		6,282

Mexico — 0.3%
Other Securities ‡	0.3		8,189

Netherlands — 1.3%
Other Securities ‡(A)	1.3		32,789

New Zealand — 0.0%
Other Securities	0.0		934

Norway — 0.1%
Other Securities	0.1		3,492

Adviser Managed Trust / Annual Report / July 31, 2018	11

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Pakistan — 0.0%
Other Securities	0.0%		$140

Panama — 0.0%
Other Securities	0.0		258

Peru — 0.0%
Other Securities	0.0		867

Philippines — 0.1%
Other Securities	0.1		2,514

Poland — 0.1%
Other Securities (A)	0.1		3,242

Portugal — 0.0%
Other Securities	0.0		809

Qatar — 0.1%
Other Securities	0.1		2,203

Russia — 0.3%
Other Securities	0.3		8,881

Singapore — 0.3%
Other Securities ‡	0.3		7,069

Slovak Republic — 0.0%
Other Securities	0.0		899

South Africa — 0.7%
Other Securities ‡	0.7		16,952

South Korea — 1.3%
Samsung Electronics Co Ltd	0.4	215,628	8,915
Other Securities (A)	0.9		24,288
			33,203

Spain — 0.6%
Other Securities (A)	0.6		14,650

Sweden — 0.5%
Other Securities	0.5		12,515

Switzerland — 1.5%
Nestle SA	0.4	100,718	8,210
Other Securities	1.1		30,846
			39,056

Taiwan — 1.1%
Other Securities	1.1		28,396

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Thailand — 0.2%
Other Securities	0.2%		$6,131

Turkey — 0.1%
Other Securities ‡	0.1		1,724

United Arab Emirates — 0.1%
Other Securities	0.1		1,706

United Kingdom — 2.9%
Other Securities ‡(A)	2.9		76,647

United States — 69.4%
3M Co	0.3	33.600	7,134
AbbVie Inc	0.3	92,354	8,518
Adobe Systems Inc *	0.3	28,668	7,014
Alphabet Inc, Cl A *	0.8	17.429	21,389
Alphabet Inc, Cl C *	0.8	17,780	21,643
Amazon.com Inc *	1.6	23,673	42,077
Amgen Inc	0.3	38,526	7,572
Apple Inc	2.1	286,654	54,547
AT&T Inc	0.5	423,764	13,548
Bank of America Corp	0.6	550,930	17,013
Berkshire Hathaway Inc, Cl B *	0.9	112,943	22,348
Boeing Co/The	0.4	32,000	11,402
Chevron Corp	0.5	111,003	14,016
Cisco Systems Inc	0.5	281,159	11,890
Citigroup Inc	0.4	148,400	10,668
Coca-Cola Co/The	0.4	222,530	10,376
Comcast Corp, Cl A	0.4	265,744	9,508
DowDuPont Inc	0.4	135,074	9,289
Exxon Mobil Corp	0.8	246,935	20,128
Facebook Inc, Cl A *	0.9	138,588	23,918
General Electric Co	0.3	502,857	6,854
Home Depot Inc/The	0.5	67,200	13,273
Honeywell International Inc	0.3	43,438	6,935
Intel Corp	0.5	271,405	13,055
International Business Machines Corp	0.3	53.430	7,744
Johnson & Johnson	0.8	156,479	20,737
JPMorgan Chase & Co	0.9	197,506	22,703
Mastercard Inc, Cl A	0.4	53.600	10,613
McDonald’s Corp	0.3	45,800	7,215
Medtronic PLC	0.3	78,700	7,101
Merck & Co Inc	0.4	156,618	10,316
Microsoft Corp	1.8	441,693	46,855
Netflix Inc *	0.3	24.300	8,200
NVIDIA Corp	0.3	33,900	8,301
Oracle Corp	0.3	167,088	7,967
PepsiCo Inc	0.4	82,364	9,472
Pfizer Inc	0.5	338,256	13,507
Philip Morris International Inc	0.3	90,300	7,793

12	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Procter & Gamble Co/The	0.%	146,476	$11,847
SEI Investments Co †	0.0	7,700	462
UnitedHealth Group Inc	0.5	55,700	14,104
Verizon Communications Inc	0.5	241,191	12,455
Visa Inc, Cl A	0.4	104,240	14,254
Walmart Inc	0.3	83,000	7,406
Walt Disney Co/The	0.4	86,700	9,846
Wells Fargo & Co	0.6	256,060	14,670
Other Securities ‡	44.2		1,155,066
			1,812,749
Total Common Stock (Cost $1,963,329) ($ Thousands)			2,534,317

EXCHANGE TRADED FUNDS — 0.6%

United States — 0.6%
iShares MSCI India Fund	0.5	398	14,197
Other Securities	0.1		1,365
Total Exchange Traded Funds (Cost $11,890) ($ Thousands)			15,562

PREFERRED STOCK — 0.4%

Brazil — 0.2%
Other Securities	0.2		5,836

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)

Chile — 0.0%
Other Securities	0.0%		$267

Colombia — 0.0%
Other Securities	0.0		360

Germany — 0.1%
Other Securities	0.1		2,654

South Korea — 0.1%
Other Securities	0.1		1,791

Total Preferred Stock (Cost $8,202) ($ Thousands)			10,908

RIGHTS* — 0.0%

Taiwan — 0.0%
Other Securities	0.0		1

United States — 0.0%
Other Securities	0.0		2

Total Rights (Cost $–) ($ Thousands)			3

Total Investments — 98.0% (Cost $1,983,421)($ Thousands)			$2,560,790

The open futures contracts held by the Fund at July 31, 2018, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
MSCI EAFE Index E-MINI	102	Sep-2018	$10,160	$10,249	$89
MSCI Emerging Markets	94	Sep-2018	5,241	5,160	(81)
Russell 2000 Index E-MINI	68	Sep-2018	5,719	5,686	(33)
S&P 500 Index E-MINI	196	Sep-2018	27,280	27,608	328
S&P Mid Cap 400 Index E-MINI	11	Sep-2018	2,201	2,185	(16)

			$50,601	$50,888	$287

Percentages are based on a Net Assets of $2,612,459

($ Thousands).

*	Non-income producing security.
‡	Real Estate Investment Trust.
†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2018, the value of these securities amounted to $7,723 ($ Thousands), representing 0.3% of the net assets of the Fund.

(B)	Security is a Master Limited Partnership. At July 31, 2018, such securities amounted to $375 ($ Thousands), or 0.0% of Net Assets (See Note 2).

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon reguest, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

Adviser Managed Trust / Annual Report / July 31, 2018	13

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Concluded)

The following is a list of the inputs used as of July 31, 2018, invaliding the Fund’s investments and other financial instruments carried at value

($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Common Stock	$2,534,317	$–	$ –^	$2,534,317
Exchange Traded Funds	15,562	–	–	15,562
Preferred Stock	10,908	–	–	10,908
Rights	1	–	2	3

Total Investments in Securities	$2,560,788	$–	$2	$2,560,790

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$417	$—	$—	$417
Unrealized Depreciation	(130)	—	—	(130)

Total Other Financial Instruments	$287	$—	$—	$287

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instruments.

‡ A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Represents securities in which the fair value is $0 or has been rounded to $0.

For the year ended July 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31,2018 ($ Thousands):

Security Description	Value 8/1/2017	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2018	Dividend Income
SEI Investments	$435	$—	$—	$—	$27	$462	$5

Totals	$435	$—	$—	$—	$27	$462	$5

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

.

14	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 31.4%

Consumer Discretionary — 3.8%
1011778 BC ULC
5.000%, 10/15/2025 (A)	$300	$287
4.625%, 01/15/2022 (A)	100	100
4.250%, 05/15/2024 (A)	150	143
21st Century Fox America
6.650%, 11/15/2037	100	130
6.150%, 02/15/2041	50	62
4.500%, 02/15/2021	100	103
3.000%, 09/15/2022	100	98
24 Hour Fitness Worldwide
8.000%, 06/01/2022 (A)	75	74
Adient Global Holdings
4.875%, 08/15/2026 (A)	200	184
Advance Auto Parts
4.500%, 12/01/2023	100	102
Albertsons
5.750%, 03/15/2025	265	239
Amazon.com
5.200%, 12/03/2025	50	55
4.950%, 12/05/2044	100	113
4.800%, 12/05/2034	100	111
4.250%, 08/22/2057	70	71
4.050%, 08/22/2047	70	69
3.875%, 08/22/2037	45	45
3.150%, 08/22/2027	150	145
2.800%, 08/22/2024	225	217
2.500%, 11/29/2022	100	97
2.400%, 02/22/2023	50	48
1.900%, 08/21/2020	30	29
AMC Entertainment Holdings
5.750%, 06/15/2025	38	37
AMC Networks
5.000%, 04/01/2024	50	49
4.750%, 08/01/2025	105	101
American Axle & Manufacturing
6.250%, 04/01/2025	30	29
American Honda Finance MTN
3.500%, 02/15/2028	50	49
2.900%, 02/16/2024	50	48
2.250%, 08/15/2019	100	100
2.000%, 02/14/2020	50	49
1.700%, 09/09/2021	150	143

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Tire Distributors
10.250%, 03/01/2022 (A)	$160	$65
Aptiv
3.150%, 11/19/2020	100	99
APX Group
7.875%, 12/01/2022	58	58
Aramark Services
5.125%, 01/15/2024	83	84
5.000%, 04/01/2025 (A)	100	100
5.000%, 02/01/2028 (A)	160	154
Asbury Automotive Group
6.000%, 12/15/2024	50	50
AutoNation
4.500%, 10/01/2025	100	100
AutoZone
3.750%, 06/01/2027	100	96
3.700%, 04/15/2022	80	81
BAT Capital
4.540%, 08/15/2047 (A)	60	57
4.390%, 08/15/2037 (A)	70	67
3.557%, 08/15/2027 (A)	50	47
3.222%, 08/15/2024 (A)	100	96
2.764%, 08/15/2022 (A)	100	97
2.297%, 08/14/2020 (A)	100	98
Beazer Homes USA
8.750%, 03/15/2022	105	112
Bed Bath & Beyond
5.165%, 08/01/2044	100	75
Block Financial
4.125%, 10/01/2020	100	101
Board of Trustees of The Leland Stanford Junior University
3.647%, 05/01/2048	25	24
Booking Holdings
3.600%, 06/01/2026	50	48
3.550%, 03/15/2028	50	48
2.750%, 03/15/2023	50	48
BorgWarner
4.375%, 03/15/2045	50	47
3.375%, 03/15/2025	100	97
Boyd Gaming
6.875%, 05/15/2023	62	65
6.375%, 04/01/2026	100	103
6.000%, 08/15/2026 (A)	45	45
Caesars Resort Collection
5.250%, 10/15/2025 (A)	94	90
CBS
5.500%, 05/15/2033	75	78
4.000%, 01/15/2026	35	34
3.500%, 01/15/2025	100	96
CCO Holdings
5.875%, 04/01/2024 (A)	417	424

Adviser Managed Trust / Annual Report / July 31, 2018	15

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 02/15/2026 (A)	$200	$199
5.500%, 05/01/2026 (A)	300	295
5.125%, 05/01/2027(A)	265	253
5.000%, 02/01/2028 (A)	279	262
4.000%, 03/01/2023 (A)	43	41
Cedar Fair
5.375%, 04/15/2027	110	108
Cengage Learning
9.500%, 06/15/2024 (A)	111	97
Charter Communications Operating
6.834%, 10/23/2055	35	38
6.484%, 10/23/2045	165	180
6.384%, 10/23/2035	50	54
5.750%, 04/01/2048	50	50
5.375%, 04/01/2038	100	99
5.375%, 05/01/2047	35	34
4.908%, 07/23/2025	150	153
4.464%, 07/23/2022	50	51
3.750%, 02/15/2028	100	92
3.579%, 07/23/2020	55	55
Churchill Downs
4.750%, 01/15/2028 (A)	94	88
Comcast
4.600%, 08/15/2045	100	99
4.400%, 08/15/2035	50	49
4.250%, 01/15/2033	100	100
3.900%, 03/01/2038	100	93
3.400%, 07/15/2046	100	83
3.375%, 02/15/2025	150	145
3.375%, 08/15/2025	65	63
3.300%, 02/01/2027	100	95
3.200%, 07/15/2036	100	86
2.750%, 03/01/2023	100	97
CSC Holdings
10.875%, 10/15/2025 (A)	103	119
10.125%, 01/15/2023 (A)	300	330
6.625%, 10/15/2025 (A)	250	258
5.500%, 04/15/2027 (A)	85	82
Daimler Finance North America
8.500%, 01/18/2031	50	70
Darden Restaurants
4.550%, 02/15/2048	15	14
3.850%, 05/01/2027	30	29
Delphi Technologies
5.000%, 10/01/2025 (A)	105	99
Diamond Resorts International
10.750%, 09/01/2024 (A)	75	78
7.750%, 09/01/2023 (A)	145	151
Discovery Communications
6.350%, 06/01/2040	100	111
5.200%, 09/20/2047	60	59
3.950%, 03/20/2028	60	58

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.800%, 03/13/2024	$100	$98
2.750%, 11/15/2019 (A)	100	99
2.200%, 09/20/2019	115	114
DISH DBS
5.875%, 11/15/2024	360	299
Dollar General
3.250%, 04/15/2023	100	98
Dollar Tree
4.200%, 05/15/2028	45	44
4.000%, 05/15/2025	100	99
3.700%, 05/15/2023	45	45
DR Horton
4.000%, 02/15/2020	55	55
ESH Hospitality
5.250%, 05/01/2025 (A)	100	97
Expedia Group
5.000%, 02/15/2026	100	103
4.500%, 08/15/2024	50	50
Fiat Chrysler Automobiles
5.250%, 04/15/2023	200	202
Ford Motor
7.450%, 07/16/2031	100	116
5.291%, 12/08/2046	50	46
4.750%, 01/15/2043	125	108
Ford Motor Credit
5.875%, 08/02/2021	100	105
2.979%, 08/03/2022	100	96
2.681%, 01/09/2020	100	99
Garda World Security
8.750%, 05/15/2025 (A)	110	111
General Motors
6.600%, 04/01/2036	100	108
5.400%, 04/01/2048	50	48
5.150%, 04/01/2038	30	29
5.000%, 04/01/2035	50	48
4.200%, 10/01/2027	50	48
General Motors Financial
4.350%, 04/09/2025	75	74
4.350%, 01/17/2027	70	68
4.000%, 10/06/2026	50	47
3.950%, 04/13/2024	50	49
3.700%, 05/09/2023	35	34
3.550%, 04/09/2021	60	60
3.500%, 11/07/2024	100	95
3.450%, 01/14/2022	100	99
3.450%, 04/10/2022	50	49
3.200%, 07/13/2020	100	100
3.200%, 07/06/2021	50	49
3.150%, 06/30/2022	70	68
2.450%, 11/06/2020	100	98
2.350%, 10/04/2019	50	50

16	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
George Washington University
4.868%, 09/15/2045	$50	$55
Golden Nugget
8.750%, 10/01/2025 (A)	105	109
6.750%, 10/15/2024 (A)	75	75
Goodyear Tire & Rubber
4.875%, 03/15/2027	255	234
Gray Television
5.875%, 07/15/2026 (A)	125	122
5.125%, 10/15/2024 (A)	100	96
Group 1 Automotive
5.000%, 06/01/2022	100	99
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	65	64
Hanesbrands
4.625%, 05/15/2024 (A)	176	171
Hasbro
3.500%, 09/15/2027	60	56
Hilton Domestic Operating
4.250%, 09/01/2024	170	164
Hilton Worldwide Finance
4.625%, 04/01/2025	120	117
Home Depot
4.400%, 04/01/2021	100	103
4.400%, 03/15/2045	50	52
3.900%, 06/15/2047	50	49
3.500%, 09/15/2056	100	88
3.000%, 04/01/2026	100	96
2.625%, 06/01/2022	150	148
2.000%, 04/01/2021	50	49
1.800%, 06/05/2020	71	70
IHO Verwaltungs GmbH
5.250% cash/0% PIK, 09/15/2023 (A)	250	240
International Game Technology
6.250%, 02/15/2022 (A)	100	103
5.625%, 02/15/2020 (A)	200	204
Jack Ohio Finance
6.750%, 11/15/2021 (A)	115	119
Jaguar Holding II
6.375%, 08/01/2023 (A)	152	153
Jaguar Land Rover Automotive
4.500%, 10/01/2027 (A)	125	111
4.250%, 11/15/2019 (A)	150	150
JBS Investments GmbH
7.250%, 04/03/2024 (A)	200	201
JC Penney
5.875%, 07/01/2023 (A)	50	47
KFC Holding
5.250%, 06/01/2026 (A)	92	90
4.750%, 06/01/2027 (A)	125	118
L Brands
5.625%, 10/15/2023	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Laureate Education
8.250%, 05/01/2025 (A)	$90	$96
Lear
5.250%, 01/15/2025	70	72
3.800%, 09/15/2027	100	94
Leggett & Platt
3.500%, 11/15/2027	50	47
Lennar
4.750%, 04/01/2021	100	101
4.750%, 05/30/2025	100	97
4.750%, 11/29/2027	188	177
Live Nation Entertainment
4.875%, 11/01/2024 (A)	115	113
Lowe’s
4.625%, 04/15/2020	100	102
4.250%, 09/15/2044	50	50
3.700%, 04/15/2046	150	137
3.375%, 09/15/2025	100	98
3.125%, 09/15/2024	100	98
Macy’s Retail Holdings
4.500%, 12/15/2034	100	85
3.450%, 01/15/2021	50	50
2.875%, 02/15/2023	125	118
Magna International
3.625%, 06/15/2024	100	99
Marriott International
3.125%, 10/15/2021	100	99
3.125%, 06/15/2026	50	46
2.300%, 01/15/2022	50	48
Massachusetts Institute of Technology
5.600%, 07/01/2111	100	129
Mattamy Group
6.500%, 10/01/2025 (A)	75	73
Mattel
6.750%, 12/31/2025 (A)	100	97
McDonald’s MTN
6.300%, 10/15/2037	50	61
4.875%, 12/09/2045	125	133
4.700%, 12/09/2035	175	184
4.450%, 03/01/2047	25	25
3.800%, 04/01/2028	50	50
3.700%, 01/30/2026	30	30
3.350%, 04/01/2023	30	30
2.750%, 12/09/2020	120	119
MDC Partners
6.500%, 05/01/2024 (A)	150	132
MGM Resorts International
5.750%, 06/15/2025	340	343
Michaels Stores
5.875%, 12/15/2020 (A)	100	101
NBCUniversal Media
5.950%, 04/01/2041	100	116

Adviser Managed Trust / Annual Report / July 31, 2018	17

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.150%, 04/30/2020	$50	$52
NCL
4.750%, 12/15/2021 (A)	72	72
Neiman Marcus Group
8.000%, 10/15/2021 (A)	100	63
Netflix
5.875%, 02/15/2025	138	141
5.875%, 11/15/2028 (A)	320	321
Newell Brands
5.500%, 04/01/2046	100	96
5.375%, 04/01/2036	30	29
4.200%, 04/01/2026	50	48
3.850%, 04/01/2023	60	59
3.150%, 04/01/2021	50	49
Newell Rubbermaid
4.000%, 12/01/2024	100	97
Nexstar Broadcasting
5.625%, 08/01/2024 (A)	182	179
NIKE
3.875%, 11/01/2045	100	97
Nordstrom
5.000%, 01/15/2044	100	92
4.000%, 03/15/2027	100	95
Northwestern University
3.662%, 12/01/2057	25	24
Omnicom Group
3.625%, 05/01/2022	100	99
3.600%, 04/15/2026	100	96
O’Reilly Automotive
4.350%, 06/01/2028	50	50
3.600%, 09/01/2027	100	94
3.550%, 03/15/2026	50	48
Party City Holdings
6.625%, 08/01/2026 (A)	20	20
Penske Automotive Group
5.500%, 05/15/2026	105	102
PetSmart
8.875%, 06/01/2025 (A)	85	58
7.125%, 03/15/2023 (A)	158	107
5.875%, 06/01/2025 (A)	120	94
Pinnacle Entertainment
5.625%, 05/01/2024	60	63
President & Fellows of Harvard College
3.150%, 07/15/2046	100	89
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	171	183
PulteGroup
5.000%, 01/15/2027	107	100
4.250%, 03/01/2021	100	101
QVC
4.450%, 02/15/2025	100	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RELX Capital
3.500%, 03/16/2023	$60	$59
Ritchie Bros Auctioneers
5.375%, 01/15/2025 (A)	25	25
Sabre
5.375%, 04/15/2023 (A)	35	35
5.250%, 11/15/2023 (A)	145	146
Sally Holdings
5.625%, 12/01/2025	75	70
Scientific Games International
10.000%, 12/01/2022	200	214
5.000%, 10/15/2025 (A)	100	96
Service International
5.375%, 05/15/2024	150	152
ServiceMaster
5.125%, 11/15/2024 (A)	130	125
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	110	119
Simmons Foods
5.750%, 11/01/2024 (A)	74	61
Sirius XM Radio
6.000%, 07/15/2024 (A)	200	207
5.375%, 07/15/2026 (A)	157	153
5.000%, 08/01/2027 (A)	260	247
Six Flags Entertainment
5.500%, 04/15/2027 (A)	75	73
Staples
8.500%, 09/15/2025 (A)	155	146
Starbucks
3.500%, 03/01/2028	50	48
3.100%, 03/01/2023	50	49
2.700%, 06/15/2022	50	48
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	75	77
Station Casinos
5.000%, 10/01/2025 (A)	134	128
Studio City
7.250%, 11/30/2021 (A)	200	208
Summit Materials
6.125%, 07/15/2023	50	51
Tapestry
4.125%, 07/15/2027	50	48
Target
3.900%, 11/15/2047	100	96
3.500%, 07/01/2024	50	50
Tempur Sealy International
5.500%, 06/15/2026	64	61
Tenneco
5.000%, 07/15/2026	105	92
Tesla
5.300%, 08/15/2025 (A)	144	127

18	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Time Warner Cable
6.550%, 05/01/2037	$100	$110
5.875%, 11/15/2040	100	100
5.000%, 02/01/2020	50	51
4.500%, 09/15/2042	100	85
TJX
2.250%, 09/15/2026	150	135
Toyota Motor Credit MTN
3.400%, 04/14/2025	100	99
3.300%, 01/12/2022	100	100
2.950%, 04/13/2021	50	50
2.900%, 04/17/2024	50	48
2.800%, 07/13/2022	50	49
2.600%, 01/11/2022	100	98
2.250%, 10/18/2023	50	47
1.900%, 04/08/2021	50	48
1.550%, 10/18/2019	50	49
Tribune Media
5.875%, 07/15/2022	200	201
Under Armour
3.250%, 06/15/2026	100	90
University of Notre Dame du Lac
3.394%, 02/15/2048	100	92
University of Southern California
3.028%, 10/01/2039	150	135
Univision Communications
6.750%, 09/15/2022 (A)	48	49
5.125%, 02/15/2025 (A)	97	90
Viacom
6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/2057	106	103
5.875%, VAR ICE LIBOR USD 3 Month+3.895%, 02/28/2057	80	78
5.850%, 09/01/2043	100	105
4.250%, 09/01/2023	125	126
Viking Cruises
5.875%, 09/15/2027 (A)	34	33
VOC Escrow
5.000%, 02/15/2028 (A)	100	96
Walt Disney
3.000%, 02/13/2026	100	96
Walt Disney MTN
4.125%, 06/01/2044	125	124
3.000%, 07/30/2046	50	41
2.350%, 12/01/2022	50	48
2.300%, 02/12/2021	100	98
1.800%, 06/05/2020	150	147
Warner Media
6.250%, 03/29/2041	150	164
6.200%, 03/15/2040	275	298
3.550%, 06/01/2024	100	97
2.950%, 07/15/2026	85	77

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Whirlpool
3.700%, 05/01/2025	$50	$49
WPP Finance
3.750%, 09/19/2024	100	96
Wyndham Hotels & Resorts
5.375%, 04/15/2026 (A)	85	85
Wynn Las Vegas
5.250%, 05/15/2027 (A)	255	240
Wynn Macau
5.500%, 10/01/2027 (A)	100	96
		30,835

Consumer Staples — 1.7%
Alliance One International
9.875%, 07/15/2021	85	78
Altria Group
9.250%, 08/06/2019	100	106
5.375%, 01/31/2044	100	110
4.000%, 01/31/2024	100	101
2.850%, 08/09/2022	100	98
Anheuser-Busch InBev Finance
4.900%, 02/01/2046	100	105
4.700%, 02/01/2036	100	103
4.625%, 02/01/2044	100	101
3.650%, 02/01/2026	100	98
3.300%, 02/01/2023	100	99
2.650%, 02/01/2021	50	49
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	100	144
4.600%, 04/15/2048	50	50
4.375%, 04/15/2038	35	35
4.000%, 04/13/2028	110	110
3.750%, 01/15/2022	100	101
3.750%, 07/15/2042	100	89
3.500%, 01/12/2024	55	55
Archer-Daniels-Midland
4.479%, 03/01/2021	50	51
4.016%, 04/16/2043	100	97
3.750%, 09/15/2047	100	92
2.500%, 08/11/2026	100	92
Avon International Operations
7.875%, 08/15/2022 (A)	70	69
B&G Foods
4.625%, 06/01/2021	100	99
Brown-Forman
4.500%, 07/15/2045	35	37
Bunge Finance
3.750%, 09/25/2027	30	28
3.500%, 11/24/2020	50	50
3.000%, 09/25/2022	130	124
Campbell Soup
4.800%, 03/15/2048	40	36

Adviser Managed Trust / Annual Report / July 31, 2018	19

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.150%, 03/15/2028	$100	$96
3.650%, 03/15/2023	100	98
3.300%, 03/15/2021	65	64
Chobani
7.500%, 04/15/2025 (A)	100	92
Clorox
3.900%, 05/15/2028	50	50
3.100%, 10/01/2027	50	47
Coca-Cola
2.875%, 10/27/2025	100	96
2.250%, 09/01/2026	50	45
1.550%, 09/01/2021	50	48
Coca-Cola European Partners
3.500%, 09/15/2020	100	100
Colgate-Palmolive MTN
4.000%, 08/15/2045	50	49
3.250%, 03/15/2024	50	50
2.300%, 05/03/2022	100	97
Conagra Brands
3.200%, 01/25/2023	118	114
Constellation Brands
4.500%, 05/09/2047	20	19
4.250%, 05/01/2023	90	92
4.100%, 02/15/2048	50	46
3.875%, 11/15/2019	20	20
3.750%, 05/01/2021	25	25
3.600%, 02/15/2028	50	47
3.500%, 05/09/2027	15	14
3.200%, 02/15/2023	50	49
2.700%, 05/09/2022	15	15
2.650%, 11/07/2022	100	96
Costco Wholesale
3.000%, 05/18/2027	100	96
1.700%, 12/15/2019	100	99
Cott Holdings
5.500%, 04/01/2025 (A)	95	91
Coty
6.500%, 04/15/2026 (A)	125	117
Diageo Capital
2.625%, 04/29/2023	100	97
Diageo Investment
4.250%, 05/11/2042	100	102
2.875%, 05/11/2022	50	49
Energizer Gamma Acquisition
6.375%, 07/15/2026 (A)	30	31
Energizer Holdings
5.500%, 06/15/2025 (A)	113	111
Estee Lauder
4.375%, 06/15/2045	50	52
4.150%, 03/15/2047	50	51
3.150%, 03/15/2027	50	48

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fresh Market
9.750%, 05/01/2023 (A)	$100	$70
General Mills
4.700%, 04/17/2048	20	19
4.550%, 04/17/2038	115	112
4.200%, 04/17/2028	25	25
3.700%, 10/17/2023	40	40
3.200%, 04/16/2021	10	10
3.150%, 12/15/2021	100	99
2.600%, 10/12/2022	100	96
Hershey
3.200%, 08/21/2025	100	97
Ingredion
3.200%, 10/01/2026	100	93
JBS USA LUX
6.750%, 02/15/2028 (A)	95	90
5.875%, 07/15/2024 (A)	170	163
JM Smucker
4.375%, 03/15/2045	100	91
4.250%, 03/15/2035	20	19
3.500%, 03/15/2025	100	96
2.200%, 12/06/2019	100	99
Kellogg
4.000%, 12/15/2020	100	102
3.400%, 11/15/2027	100	93
Keurig Dr Pepper
4.597%, 05/25/2028 (A)	50	51
4.500%, 11/15/2045	130	123
2.550%, 09/15/2026	100	88
Kimberly-Clark
6.625%, 08/01/2037	50	67
3.050%, 08/15/2025	50	48
2.750%, 02/15/2026	50	47
Kraft Foods Group
5.000%, 06/04/2042	100	97
3.500%, 06/06/2022	100	99
Kraft Heinz Foods
6.500%, 02/09/2040	100	114
5.200%, 07/15/2045	100	99
4.375%, 06/01/2046	60	53
3.950%, 07/15/2025	100	98
3.000%, 06/01/2026	55	51
2.800%, 07/02/2020	100	99
Kroger
4.000%, 02/01/2024	100	100
3.875%, 10/15/2046	100	85
3.700%, 08/01/2027	35	34
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	65	57
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	125	123

20	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
McCormick
3.400%, 08/15/2027	$100	$95
Mead Johnson Nutrition
4.125%, 11/15/2025	30	30
3.000%, 11/15/2020	30	30
Molson Coors Brewing
5.000%, 05/01/2042	93	95
4.200%, 07/15/2046	40	36
3.000%, 07/15/2026	100	92
Mondelez International
4.000%, 02/01/2024	100	101
NVA Holdings
6.875%, 04/01/2026 (A)	110	109
PepsiCo
5.500%, 01/15/2040	100	120
4.600%, 07/17/2045	45	49
4.500%, 01/15/2020	100	103
4.250%, 10/22/2044	100	103
4.000%, 05/02/2047	35	35
3.600%, 03/01/2024	100	101
3.500%, 07/17/2025	100	101
3.000%, 10/15/2027	50	48
2.750%, 03/05/2022	50	49
2.250%, 05/02/2022	50	48
1.350%, 10/04/2019	100	98
Philip Morris International
6.375%, 05/16/2038	100	123
4.500%, 03/26/2020	100	102
4.250%, 11/10/2044	50	48
4.125%, 03/04/2043	50	47
3.125%, 08/17/2027	100	95
3.125%, 03/02/2028	50	48
2.750%, 02/25/2026	50	47
2.625%, 02/18/2022	25	24
2.500%, 11/02/2022	50	48
2.375%, 08/17/2022	100	96
2.125%, 05/10/2023	25	23
2.000%, 02/21/2020	35	35
1.875%, 11/01/2019	50	49
1.875%, 02/25/2021	50	49
Pilgrim’s Pride
5.750%, 03/15/2025 (A)	148	142
Post Holdings
5.750%, 03/01/2027 (A)	205	200
5.625%, 01/15/2028 (A)	208	198
5.500%, 03/01/2025 (A)	45	44
Procter & Gamble
2.850%, 08/11/2027	100	95
2.450%, 11/03/2026	50	46
1.700%, 11/03/2021	100	96
Reynolds American
6.875%, 05/01/2020	100	106

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.850%, 08/15/2045	$100	$112
5.700%, 08/15/2035	100	109
4.450%, 06/12/2025	100	102
3.250%, 06/12/2020	54	54
Rite Aid
6.125%, 04/01/2023 (A)	200	201
Spectrum Brands
5.750%, 07/15/2025	100	100
Stena
7.000%, 02/01/2024 (A)	100	93
Sysco
4.850%, 10/01/2045	15	16
4.450%, 03/15/2048	50	49
3.750%, 10/01/2025	25	25
3.550%, 03/15/2025	50	49
3.300%, 07/15/2026	100	96
2.600%, 10/01/2020	50	49
TreeHouse Foods
6.000%, 02/15/2024 (A)	120	120
Tyson Foods
4.500%, 06/15/2022	100	103
3.950%, 08/15/2024	50	50
2.250%, 08/23/2021	35	34
Unilever Capital
5.900%, 11/15/2032	100	121
3.125%, 03/22/2023	100	99
1.375%, 07/28/2021	100	95
US Foods
5.875%, 06/15/2024 (A)	115	114
Vector Group
6.125%, 02/01/2025 (A)	105	102
Walgreens Boots Alliance
4.800%, 11/18/2044	100	96
3.800%, 11/18/2024	100	99
3.450%, 06/01/2026	30	28
3.300%, 11/18/2021	100	100
Walmart
4.050%, 06/29/2048	65	66
3.950%, 06/28/2038	15	15
3.700%, 06/26/2028	100	101
3.625%, 12/15/2047	25	24
3.550%, 06/26/2025	25	25
3.400%, 06/26/2023	100	101
3.125%, 06/23/2021	100	100
2.850%, 06/23/2020	50	50
2.650%, 12/15/2024	50	48
2.550%, 04/11/2023	50	48
2.350%, 12/15/2022	150	145
1.900%, 12/15/2020	50	49
		13,959

Adviser Managed Trust / Annual Report / July 31, 2018	21

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 3.5%
Aker BP
5.875%, 03/31/2025 (A)	$150	$154
Alta Mesa Holdings
7.875%, 12/15/2024	80	83
Anadarko Petroleum
6.600%, 03/15/2046	50	62
6.450%, 09/15/2036	25	29
4.850%, 03/15/2021	50	51
Andeavor
5.125%, 12/15/2026	50	53
4.500%, 04/01/2048	25	24
3.800%, 04/01/2028	130	124
Andeavor Logistics
5.200%, 12/01/2047	30	30
4.250%, 12/01/2027	15	14
3.500%, 12/01/2022	15	15
Antero Midstream Partners
5.375%, 09/15/2024	50	50
Antero Resources
5.625%, 06/01/2023	44	45
5.375%, 11/01/2021	200	203
5.000%, 03/01/2025	50	50
Apache
5.100%, 09/01/2040	100	100
Ascent Resources Utica Holdings
10.000%, 04/01/2022 (A)	100	111
Baker Hughes a GE
5.125%, 09/15/2040	100	106
4.080%, 12/15/2047	50	46
2.773%, 12/15/2022	50	49
Blue Racer Midstream
6.125%, 11/15/2022 (A)	78	79
Boardwalk Pipelines
5.950%, 06/01/2026	100	107
BP Capital Markets
3.994%, 09/26/2023	38	39
3.723%, 11/28/2028	30	30
3.588%, 04/14/2027	100	98
3.506%, 03/17/2025	100	99
3.224%, 04/14/2024	100	98
3.216%, 11/28/2023	50	49
3.119%, 05/04/2026	100	96
2.520%, 09/19/2022	100	97
2.315%, 02/13/2020	100	99
2.112%, 09/16/2021	50	48
1.768%, 09/19/2019	100	99
Bruin E&P Partners
8.875%, 08/01/2023 (A)	55	56
Calfrac Holdings
8.500%, 06/15/2026 (A)	105	101

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
California Resources
8.000%, 12/15/2022 (A)	$123	$110
Callon Petroleum
6.125%, 10/01/2024	50	51
Calumet Specialty Products Partners
6.500%, 04/15/2021	100	99
Canadian Natural Resources
6.250%, 03/15/2038	50	59
3.900%, 02/01/2025	100	99
3.850%, 06/01/2027	50	49
2.950%, 01/15/2023	50	48
Canadian Natural Resources MTN
4.950%, 06/01/2047	25	26
Carrizo Oil & Gas
6.250%, 04/15/2023	65	66
Cenovus Energy
5.700%, 10/15/2019	65	67
5.400%, 06/15/2047	50	50
5.250%, 06/15/2037	35	35
4.450%, 09/15/2042	105	93
4.250%, 04/15/2027	100	97
3.000%, 08/15/2022	50	48
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	150	164
5.125%, 06/30/2027	220	221
Cheniere Energy Partners
5.250%, 10/01/2025	118	117
Chesapeake Energy
8.000%, 12/15/2022 (A)	100	106
8.000%, 01/15/2025	117	120
8.000%, 06/15/2027	198	202
Chevron
3.326%, 11/17/2025	50	49
2.954%, 05/16/2026	100	96
2.895%, 03/03/2024	50	49
2.566%, 05/16/2023	100	97
2.498%, 03/03/2022	50	49
2.419%, 11/17/2020	50	49
2.355%, 12/05/2022	100	96
2.193%, 11/15/2019	25	25
2.100%, 05/16/2021	100	98
1.991%, 03/03/2020	31	30
Cimarex Energy
3.900%, 05/15/2027	55	53
CNOOC Nexen Finance
4.250%, 04/30/2024	100	101
CNX Resources
5.875%, 04/15/2022	100	100
Columbia Pipeline Group
3.300%, 06/01/2020	50	50
Comstock Escrow
9.750%, 08/15/2026 (A)	65	63

22	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Comstock Resources
12.250% cash/0% PIK, 03/15/2020	$100	$105
Concho Resources
4.300%, 08/15/2028	50	50
ConocoPhillips
6.500%, 02/01/2039	75	97
4.950%, 03/15/2026	50	54
Continental Resources
5.000%, 09/15/2022	115	117
4.900%, 06/01/2044	40	40
4.500%, 04/15/2023	85	86
4.375%, 01/15/2028	55	55
3.800%, 06/01/2024	55	54
Covey Park Energy
7.500%, 05/15/2025 (A)	50	51
Crestwood Midstream Partners
5.750%, 04/01/2025	105	106
CrownRock
5.625%, 10/15/2025 (A)	100	97
DCP Midstream Operating
5.375%, 07/15/2025	30	31
Denbury Resources
9.000%, 05/15/2021 (A)	74	79
Devon Energy
5.600%, 07/15/2041	100	109
5.000%, 06/15/2045	50	52
3.250%, 05/15/2022	100	98
Diamond Offshore Drilling
7.875%, 08/15/2025	83	86
Diamondback Energy
5.375%, 05/31/2025 (A)	80	80
Eclipse Resources
8.875%, 07/15/2023	100	96
Ecopetrol
5.875%, 09/18/2023	100	107
5.875%, 05/28/2045	200	200
4.125%, 01/16/2025	225	222
Enable Midstream Partners
4.950%, 05/15/2028	30	30
Enbridge
5.500%, 12/01/2046	50	55
4.250%, 12/01/2026	100	101
3.700%, 07/15/2027	50	48
2.900%, 07/15/2022	50	49
Enbridge Energy Partners
7.375%, 10/15/2045	50	65
5.500%, 09/15/2040	100	106
Encana
6.500%, 02/01/2038	100	119
Endeavor Energy Resources
5.750%, 01/30/2028 (A)	50	49
5.500%, 01/30/2026 (A)	107	104

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Energy Transfer Equity
5.875%, 01/15/2024	$150	$156
5.500%, 06/01/2027	100	103
Energy Transfer Partners
6.125%, 12/15/2045	100	104
5.200%, 02/01/2022	100	104
4.900%, 03/15/2035	50	47
4.750%, 01/15/2026	50	51
4.200%, 04/15/2027	50	48
3.600%, 02/01/2023	85	84
EnLink Midstream Partners
4.150%, 06/01/2025	100	94
Ensco
7.750%, 02/01/2026	60	58
5.200%, 03/15/2025	50	42
4.500%, 10/01/2024	120	102
Enterprise Products Operating
5.200%, 09/01/2020	100	104
5.100%, 02/15/2045	25	26
4.875%, VAR ICE LIBOR USD 3 Month+2.986%, 08/16/2077	100	96
4.850%, 08/15/2042	100	103
3.950%, 02/15/2027	20	20
3.700%, 02/15/2026	100	98
3.350%, 03/15/2023	100	99
2.850%, 04/15/2021	30	30
2.550%, 10/15/2019	100	99
EOG Resources
3.150%, 04/01/2025	100	97
2.625%, 03/15/2023	100	96
EP Energy
8.000%, 11/29/2024 (A)	30	30
8.000%, 02/15/2025 (A)	200	153
7.750%, 05/15/2026 (A)	70	71
EQT
3.900%, 10/01/2027	50	47
3.000%, 10/01/2022	35	34
EQT Midstream Partners
4.125%, 12/01/2026	35	33
Equinor
4.800%, 11/08/2043	100	108
3.700%, 03/01/2024	200	202
2.250%, 11/08/2019	50	49
Extraction Oil & Gas
5.625%, 02/01/2026 (A)	105	102
Exxon Mobil
3.567%, 03/06/2045	50	47
2.726%, 03/01/2023	100	98
2.709%, 03/06/2025	100	96
2.222%, 03/01/2021	40	39
1.912%, 03/06/2020	100	99

Adviser Managed Trust / Annual Report / July 31, 2018	23

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Genesis Energy
6.750%, 08/01/2022	$100	$102
Gulfport Energy
6.375%, 05/15/2025	100	97
6.000%, 10/15/2024	35	34
Halliburton
7.450%, 09/15/2039	100	132
5.000%, 11/15/2045	50	54
3.800%, 11/15/2025	100	99
3.500%, 08/01/2023	100	100
Hess
7.125%, 03/15/2033	100	116
5.600%, 02/15/2041	50	52
4.300%, 04/01/2027	50	49
Hess Infrastructure Partners
5.625%, 02/15/2026 (A)	145	146
Hilcorp Energy I
5.750%, 10/01/2025 (A)	167	167
Holly Energy Partners
6.000%, 08/01/2024 (A)	66	68
Husky Energy
4.000%, 04/15/2024	100	100
Indigo Natural Resources
6.875%, 02/15/2026 (A)	145	140
Jagged Peak Energy
5.875%, 05/01/2026 (A)	50	49
Jonah Energy
7.250%, 10/15/2025 (A)	91	75
Jupiter Resources
8.500%, 10/01/2022 (A)	165	83
Kinder Morgan
5.300%, 12/01/2034	50	51
5.050%, 02/15/2046	90	89
4.300%, 06/01/2025	100	101
4.300%, 03/01/2028	100	99
3.150%, 01/15/2023	100	97
3.050%, 12/01/2019	75	75
Kinder Morgan Energy Partners
5.500%, 03/01/2044	50	51
4.300%, 05/01/2024	100	101
4.250%, 09/01/2024	100	101
Magellan Midstream Partners
4.200%, 10/03/2047	100	94
Marathon Oil
5.200%, 06/01/2045	50	53
4.400%, 07/15/2027	100	101
2.800%, 11/01/2022	100	96
Marathon Petroleum
6.500%, 03/01/2041	50	59
5.125%, 03/01/2021	50	52
Matador Resources
6.875%, 04/15/2023	100	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
McDermott Technology Americas
10.625%, 05/01/2024 (A)	$100	$104
MEG Energy
7.000%, 03/31/2024 (A)	100	90
6.500%, 01/15/2025 (A)	55	54
Moss Creek Resources Holdings
7.500%, 01/15/2026 (A)	50	49
MPLX
5.200%, 03/01/2047	50	51
4.900%, 04/15/2058	25	23
4.875%, 06/01/2025	100	104
4.700%, 04/15/2048	45	43
4.500%, 07/15/2023	50	51
4.500%, 04/15/2038	130	124
4.125%, 03/01/2027	50	49
4.000%, 03/15/2028	70	68
3.375%, 03/15/2023	25	24
Murphy Oil
5.750%, 08/15/2025	102	102
Nabors Industries
5.750%, 02/01/2025 (A)	15	14
5.500%, 01/15/2023	100	97
National Oilwell Varco
2.600%, 12/01/2022	100	95
Navios Maritime Acquisition
8.125%, 11/15/2021 (A)	100	82
Newfield Exploration
5.375%, 01/01/2026	77	79
Nexen Energy
6.400%, 05/15/2037	200	243
NGL Energy Partners
7.500%, 11/01/2023	70	71
NGPL PipeCo
4.875%, 08/15/2027 (A)	185	185
4.375%, 08/15/2022 (A)	40	40
Noble Energy
5.250%, 11/15/2043	100	103
5.050%, 11/15/2044	50	51
4.150%, 12/15/2021	50	51
3.900%, 11/15/2024	100	99
3.850%, 01/15/2028	100	96
Noble Holding International
7.875%, 02/01/2026 (A)	45	46
7.750%, 01/15/2024	71	69
NuStar Logistics
5.625%, 04/28/2027	90	88
Oasis Petroleum
6.875%, 03/15/2022	100	102
Occidental Petroleum
4.400%, 04/15/2046	50	52
4.200%, 03/15/2048	100	101
4.100%, 02/01/2021	100	102

24	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 02/15/2027	$100	$95
2.700%, 02/15/2023	100	97
Oceaneering International
4.650%, 11/15/2024	100	95
ONEOK
6.000%, 06/15/2035	100	111
4.550%, 07/15/2028	50	51
4.000%, 07/13/2027	55	54
ONEOK Partners
6.200%, 09/15/2043	50	57
Parkland Fuel
6.000%, 04/01/2026 (A)	95	94
Parsley Energy
5.625%, 10/15/2027 (A)	50	50
5.375%, 01/15/2025 (A)	100	99
PBF Holding
7.250%, 06/15/2025	50	52
PBF Logistics
6.875%, 05/15/2023	80	81
PDC Energy
5.750%, 05/15/2026	100	99
Peabody Energy
6.375%, 03/31/2025 (A)	100	107
6.000%, 03/31/2022 (A)	50	51
Petroleos Mexicanos
6.625%, 06/15/2035	300	290
6.500%, 06/02/2041	260	241
6.350%, 02/12/2048 (A)	30	27
5.625%, 01/23/2046	100	82
5.375%, 03/13/2022	200	205
5.350%, 02/12/2028 (A)	255	238
3.500%, 01/30/2023	250	238
2.378%, 04/15/2025	67	65
Petroleos Mexicanos MTN
6.875%, 08/04/2026	100	104
6.750%, 09/21/2047	50	46
4.625%, 09/21/2023	120	119
Phillips 66
4.875%, 11/15/2044	100	104
4.650%, 11/15/2034	150	153
4.300%, 04/01/2022	50	52
Phillips 66 Partners
4.900%, 10/01/2046	25	24
3.550%, 10/01/2026	25	24
2.646%, 02/15/2020	50	49
Pioneer Natural Resources
3.950%, 07/15/2022	100	101
Plains All American Pipeline
4.700%, 06/15/2044	100	91
4.650%, 10/15/2025	100	101
4.500%, 12/15/2026	100	99
3.600%, 11/01/2024	100	95

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.600%, 12/15/2019	$100	$99
Puget Energy
5.625%, 07/15/2022	100	106
3.650%, 05/15/2025	50	48
Puget Sound Energy
4.300%, 05/20/2045	50	51
Puma International Financing
5.125%, 10/06/2024 (A)	200	185
QEP Resources
5.625%, 03/01/2026	121	116
Range Resources
5.000%, 08/15/2022	100	98
5.000%, 03/15/2023	50	48
4.875%, 05/15/2025	38	35
Rowan
7.375%, 06/15/2025	100	96
Sabine Pass Fiquefaction
5.750%, 05/15/2024	75	81
5.625%, 02/01/2021	25	26
5.625%, 03/01/2025	75	80
4.200%, 03/15/2028	100	98
Sable Permian Resources Land
7.375%, 11/01/2021 (A)	100	62
7.125%, 11/01/2020 (A)	50	31
Sanchez Energy
7.250%, 02/15/2023 (A)	45	44
6.125%, 01/15/2023	100	69
Schlumberger Investment
3.650%, 12/01/2023	100	101
SESI
7.750%, 09/15/2024	70	72
Seven Generations Energy
5.375%, 09/30/2025 (A)	96	92
Shell International Finance BV
4.375%, 03/25/2020	100	102
4.125%, 05/11/2035	100	102
4.000%, 05/10/2046	50	49
3.750%, 09/12/2046	50	47
2.875%, 05/10/2026	50	48
2.500%, 09/12/2026	50	46
2.250%, 11/10/2020	150	148
2.250%, 01/06/2023	100	96
1.875%, 05/10/2021	50	49
1.750%, 09/12/2021	50	48
1.375%, 09/12/2019	50	49
SM Energy
6.125%, 11/15/2022	30	31
5.625%, 06/01/2025	113	110
Southwestern Energy
7.750%, 10/01/2027	80	84
6.200%, 01/23/2025	100	98

Adviser Managed Trust / Annual Report / July 31, 2018	25

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Spectra Energy Partners
4.750%, 03/15/2024	$100	$103
3.500%, 03/15/2025	100	96
SRC Energy
6.250%, 12/01/2025	71	71
Summit Midstream Holdings
5.750%, 04/15/2025	90	86
Suncor Energy
6.850%, 06/01/2039	50	64
6.500%, 06/15/2038	100	125
Sunoco
5.500%, 02/15/2026 (A)	175	166
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	100	97
5.350%, 05/15/2045	25	24
4.000%, 10/01/2027	100	95
3.900%, 07/15/2026	100	95
Tallgrass Energy Partners
5.500%, 09/15/2024 (A)	95	98
5.500%, 01/15/2028 (A)	88	88
Targa Resources Partners
6.750%, 03/15/2024	100	105
5.875%, 04/15/2026 (A)	100	102
5.375%, 02/01/2027	25	25
5.125%, 02/01/2025	50	50
5.000%, 01/15/2028 (A)	100	94
4.125%, 11/15/2019	50	50
TC PipeLines
3.900%, 05/25/2027	20	19
Teekay Offshore Partners
8.500%, 07/15/2023 (A)	55	56
Total Capital International
3.750%, 04/10/2024	50	51
2.875%, 02/17/2022	100	99
2.700%, 01/25/2023	100	97
TransCanada PipeLines
6.200%, 10/15/2037	50	59
4.875%, 01/15/2026	100	105
4.750%, 05/15/2038	100	102
2.500%, 08/01/2022	100	96
2.125%, 11/15/2019	100	99
Transocean
7.500%, 01/15/2026 (A)	157	161
Transocean Guardian
5.875%, 01/15/2024 (A)	85	86
Transocean Phoenix 2
7.750%, 10/15/2024 (A)	106	113
Transocean Pontus
6.125%, 08/01/2025 (A)	20	20
Ultra Resources
7.125%, 04/15/2025 (A)	50	30
6.875%, 04/15/2022 (A)	150	97

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
USA Compression Partners
6.875%, 04/01/2026 (A)	$140	$144
Valero Energy
6.625%, 06/15/2037	100	122
4.350%, 06/01/2028	70	71
3.650%, 03/15/2025	90	88
Valero Energy Partners
4.375%, 12/15/2026	20	20
Vine Oil & Gas
8.750%, 04/15/2023 (A)	100	93
Weatherford International
9.875%, 02/15/2024	80	81
9.875%, 03/01/2025 (A)	105	106
8.250%, 06/15/2023	39	39
7.750%, 06/15/2021	100	103
Western Gas Partners
5.450%, 04/01/2044	50	48
4.650%, 07/01/2026	50	49
3.950%, 06/01/2025	100	96
Whiting Petroleum
6.625%, 01/15/2026	83	86
5.750%, 03/15/2021	30	31
Williams Partners
6.300%, 04/15/2040	100	115
4.900%, 01/15/2045	50	49
4.300%, 03/04/2024	60	60
3.900%, 01/15/2025	100	99
3.750%, 06/15/2027	100	96
3.600%, 03/15/2022	50	50
WPX Energy
5.750%, 06/01/2026	25	25
5.250%, 09/15/2024	158	157
		28,421
Financials — 8.0%
Acrisure
7.000%, 11/15/2025 (A)	65	59
Aflac
3.625%, 11/15/2024	100	99
2.400%, 03/16/2020	100	99
African Development Bank
2.625%, 03/22/2021	50	50
1.250%, 07/26/2021	100	95
1.125%, 09/20/2019	100	98
African Development Bank MTN
2.125%, 11/16/2022	100	96
Algeco Global Finance
8.000%, 02/15/2023 (A)	145	148
Alliant Holdings Intermediate
8.250%, 08/01/2023 (A)	100	104
Allstate
5.950%, 04/01/2036	100	120

26	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, VAR ICE LIBOR USD 3 Month+2.938%, 08/15/2053	$100	$103
Ally Financial
4.625%, 03/30/2025	300	297
3.750%, 11/18/2019	175	175
American Equity Investment Fife Holding
5.000%, 06/15/2027	55	53
American Express
4.050%, 12/03/2042	100	99
3.400%, 02/27/2023	100	99
2.650%, 12/02/2022	100	96
2.500%, 08/01/2022	50	48
2.200%, 10/30/2020	190	186
American Express Credit MTN
3.300%, 05/03/2027	130	126
2.375%, 05/26/2020	50	49
2.250%, 08/15/2019	100	100
2.250%, 05/05/2021	150	146
American Financial Group
4.500%, 06/15/2047	50	47
3.500%, 08/15/2026	85	80
American International Group
4.750%, 04/01/2048	100	100
4.500%, 07/16/2044	100	95
4.200%, 04/01/2028	50	50
4.125%, 02/15/2024	100	101
3.875%, 01/15/2035	100	91
3.300%, 03/01/2021	50	50
Ameriprise Financial
3.700%, 10/15/2024	100	100
Andina de Fomento
4.375%, 06/15/2022	100	103
2.200%, 07/18/2020	200	196
Aon
8.205%, 01/01/2027	100	122
4.600%, 06/14/2044	100	99
3.500%, 06/14/2024	100	97
Arch Capital Group
5.144%, 11/01/2043	50	53
Ares Capital
3.625%, 01/19/2022	100	98
Asian Development Bank MTN
2.625%, 01/12/2027	200	193
2.000%, 02/16/2022	200	194
2.000%, 01/22/2025	150	141
2.000%, 04/24/2026	100	92
1.875%, 08/10/2022	100	96
1.750%, 09/13/2022	200	191
1.750%, 08/14/2026	100	90
1.625%, 08/26/2020	100	98
1.625%, 03/16/2021	150	145
1.500%, 01/22/2020	150	147

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ASP AMC Merger
8.000%, 05/15/2025 (A)	$120	$98
Assurant
4.900%, 03/27/2028	100	99
AssuredPartners
7.000%, 08/15/2025 (A)	64	62
Australia & New Zealand Banking Group NY
2.550%, 11/23/2021	150	146
Australia & New Zealand Banking Group NY MTN
3.700%, 11/16/2025	50	50
AXIS Specialty Finance
4.000%, 12/06/2027	50	47
Banco Santander
5.179%, 11/19/2025	100	102
3.800%, 02/23/2028	50	46
3.125%, 02/23/2023	100	96
Bank of America
7.750%, 05/14/2038	175	240
6.110%, 01/29/2037	150	176
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	100	100
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	100	100
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	221	208
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	100	96
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	117	114
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	100	98
Bank of America MTN
5.000%, 01/21/2044	50	54
4.750%, 04/21/2045	40	40
4.183%, 11/25/2027	150	147
4.100%, 07/24/2023	115	117
4.000%, 04/01/2024	135	136
4.000%, 01/22/2025	150	148
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	150	147
3.875%, 08/01/2025	100	100
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	50	49
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028	100	96
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	150	148
3.499%, VAR ICE LIBOR USD 3 Month+0.630%, 05/17/2022	100	100
2.881%, VAR ICE LIBOR USD 3 Month+1.021%, 04/24/2023	50	49

Adviser Managed Trust / Annual Report / July 31, 2018	27

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.816%, VAR ICE LIBOR USD 3 Month+0.930%, 07/21/2023	$250	$242
2.625%, 10/19/2020	100	99
2.625%, 04/19/2021	50	49
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	50	49
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	50	49
2.250%, 04/21/2020	150	148
2.151%, 11/09/2020	150	147
Bank of Montreal MTN
3.100%, 07/13/2020	50	50
2.350%, 09/11/2022	150	144
2.100%, 12/12/2019	65	64
1.900%, 08/27/2021	50	48
Bank of New York Mellon
3.550%, 09/23/2021	100	101
Bank of New York Mellon MTN
3.000%, 02/24/2025	150	144
3.000%, 10/30/2028	85	78
2.800%, 05/04/2026	50	47
2.661%, VAR ICE LIBOR USD 3 Month+0.634%, 05/16/2023	50	49
2.600%, 08/17/2020	100	99
2.450%, 11/27/2020	50	49
2.300%, 09/11/2019	100	100
2.050%, 05/03/2021	50	48
Bank of Nova Scotia
4.650%, VAR ICE LIBOR USD 3 Month+2.648%, 12/29/2049	150	137
2.800%, 07/21/2021	50	49
2.450%, 03/22/2021	150	147
2.150%, 07/14/2020	50	49
1.875%, 04/26/2021	300	290
Barclays
5.250%, 08/17/2045	100	100
5.200%, 05/12/2026	200	198
4.836%, 05/09/2028	350	333
3.650%, 03/16/2025	150	142
3.250%, 01/12/2021	50	49
2.650%, 01/11/2021	100	98
BB&T MTN
2.625%, 06/29/2020	100	99
2.450%, 01/15/2020	150	148
2.150%, 02/01/2021	50	49
Berkshire Hathaway
4.500%, 02/11/2043	50	53
4.250%, 01/15/2021	100	103
3.125%, 03/15/2026	35	34
2.750%, 03/15/2023	100	98
2.200%, 03/15/2021	35	34

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BlackRock
3.500%, 03/18/2024	$200	$201
BNP Paribas
2.375%, 05/21/2020	100	99
BNP Paribas MTN
5.000%, 01/15/2021	150	156
Branch Banking & Trust
3.625%, 09/16/2025	150	148
2.625%, 01/15/2022	150	147
Brighthouse Financial
4.700%, 06/22/2047	50	43
3.700%, 06/22/2027	50	46
Brookfield Finance
4.700%, 09/20/2047	50	47
4.000%, 04/01/2024	50	50
Canadian Imperial Bank of Commerce
2.100%, 10/05/2020	150	146
Capital One
2.650%, 08/08/2022	150	144
2.350%, 01/31/2020	100	99
2.250%, 09/13/2021	150	144
Capital One Financial
4.250%, 04/30/2025	100	100
3.750%, 07/28/2026	50	47
3.750%, 03/09/2027	50	48
3.450%, 04/30/2021	100	100
3.200%, 02/05/2025	100	94
2.500%, 05/12/2020	49	48
Charles Schwab
3.850%, 05/21/2025	100	101
3.450%, 02/13/2026	70	68
Chubb INA Holdings
3.350%, 05/15/2024	100	99
2.300%, 11/03/2020	100	98
CIT Group
5.250%, 03/07/2025	50	51
Citibank
3.050%, 05/01/2020	250	250
2.850%, 02/12/2021	150	148
2.125%, 10/20/2020	50	49
2.100%, 06/12/2020	100	98
1.850%, 09/18/2019	150	148
Citigroup
6.675%, 09/13/2043	90	112
6.125%, 08/25/2036	100	114
4.750%, 05/18/2046	150	147
4.650%, 07/30/2045	100	102
4.600%, 03/09/2026	35	35
4.450%, 09/29/2027	100	99
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024	100	101
3.875%, 03/26/2025	100	97

28	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	$50	$48
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	50	47
3.400%, 05/01/2026	150	143
3.300%, 04/27/2025	100	96
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	250	245
2.900%, 12/08/2021	50	49
2.876%, VAR ICE LIBOR USD 3 Month+0.950%, 07/24/2023	150	145
2.700%, 03/30/2021	50	49
2.650%, 10/26/2020	100	99
2.350%, 08/02/2021	50	48
Citizens Bank
2.250%, 03/02/2020	150	148
Citizens Financial Group
2.375%, 07/28/2021	30	29
CME Group
3.000%, 03/15/2025	100	97
CNA Financial
4.500%, 03/01/2026	50	51
3.450%, 08/15/2027	50	46
CNO Financial Group
5.250%, 05/30/2025	90	88
Comerica
3.700%, 07/31/2023	25	25
Commonwealth Bank of Australia MTN
2.300%, 03/12/2020	150	148
Cooperatieve Rabobank
5.250%, 08/04/2045	150	159
4.625%, 12/01/2023	150	153
3.750%, 07/21/2026	150	142
Cooperatieve Rabobank MTN
3.875%, 02/08/2022	150	152
2.500%, 01/19/2021	150	147
Council of Europe Development Bank
2.625%, 02/13/2023	120	118
1.750%, 11/14/2019	50	50
1.625%, 03/10/2020	100	98
Credit Suisse MTN
3.625%, 09/09/2024	150	148
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	150	153
3.800%, 06/09/2023	150	149
3.750%, 03/26/2025	150	145
3.450%, 04/16/2021	150	150
Deutsche Bank
4.500%, 04/01/2025	200	186
3.950%, 02/27/2023	100	97
3.300%, 11/16/2022	100	95
3.150%, 01/22/2021	100	98

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 07/13/2020	$50	$49
Deutsche Bank MTN
3.700%, 05/30/2024	50	47
3.375%, 05/12/2021	100	98
Discover Bank
4.200%, 08/08/2023	150	151
Discover Financial Services
4.100%, 02/09/2027	40	39
3.850%, 11/21/2022	100	99
E*TRADE Financial
3.800%, 08/24/2027	100	96
2.950%, 08/24/2022	25	24
European Bank for Reconstruction & Development MTN
2.000%, 02/01/2021	200	195
1.750%, 11/26/2019	200	198
1.625%, 05/05/2020	100	98
European Investment Bank
2.875%, 09/15/2020	125	125
2.500%, 03/15/2023	180	176
2.250%, 03/15/2022	200	195
2.125%, 10/15/2021	250	244
2.000%, 03/15/2021	150	147
1.875%, 02/10/2025	200	186
1.750%, 05/15/2020	200	197
1.625%, 03/16/2020	100	98
1.625%, 08/14/2020	300	293
1.625%, 12/15/2020	250	243
1.625%, 06/15/2021	150	145
1.250%, 12/16/2019	250	245
European Investment Bank MTN
2.375%, 05/13/2021	200	197
FBM Finance
8.250%, 08/15/2021 (A)	30	31
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)	120	116
Fifth Third Bancorp
3.950%, 03/14/2028	50	49
2.875%, 07/27/2020	150	149
Fifth Third Bank
2.200%, 10/30/2020	50	49
First Republic Bank
4.625%, 02/13/2047	150	146
Franklin Resources
2.850%, 03/30/2025	150	142
Freedom Mortgage
8.250%, 04/15/2025 (A)	100	97
Goldman Sachs Group
6.750%, 10/01/2037	125	153
6.250%, 02/01/2041	100	121
5.750%, 01/24/2022	130	139
4.750%, 10/21/2045	100	102

Adviser Managed Trust / Annual Report / July 31, 2018	29

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	$100	$98
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	350	345
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	100	96
3.750%, 05/22/2025	150	147
3.750%, 02/25/2026	60	58
3.500%, 01/23/2025	100	97
3.500%, 11/16/2026	100	95
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	145	139
3.200%, 02/23/2023	55	54
3.000%, 04/26/2022	85	83
2.908%, VAR ICE LIBOR USD 3 Month+1.053%, 06/05/2023	150	145
2.876%, VAR ICE LIBOR USD 3 Month+0.821%, 10/31/2022	300	293
2.875%, 02/25/2021	50	49
2.600%, 04/23/2020	200	198
2.600%, 12/27/2020	50	49
2.350%, 11/15/2021	50	48
Goldman Sachs Group MTN
4.800%, 07/08/2044	100	103
3.850%, 07/08/2024	100	100
Hartford Financial Services Group
5.500%, 03/30/2020	50	52
4.300%, 04/15/2043	100	95
HSBC
2.375%, 11/13/2019	100	99
2.350%, 03/05/2020	250	247
HSBC Holdings
6.500%, 05/02/2036	100	119
6.500%, 09/15/2037	125	151
5.250%, 03/14/2044	100	106
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	300	305
4.375%, 11/23/2026	50	50
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	50	49
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	100	100
3.033%, VAR ICE LIBOR USD 3 Month+0.923%, 11/22/2023	100	97
2.950%, 05/25/2021	150	148
2.650%, 01/05/2022	50	48
HUB International
7.000%, 05/01/2026 (A)	115	115
Huntington Bancshares
2.300%, 01/14/2022	150	144
Huntington National Bank
2.500%, 08/07/2022	150	144
2.375%, 03/10/2020	150	148

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Industrial & Commercial Bank of China
2.452%, 10/20/2021	$150	$144
Intelsat Connect Finance
12.500%, 04/01/2022 (A)	150	150
Inter-American Development Bank
3.200%, 08/07/2042	100	100
3.000%, 02/21/2024	300	298
2.375%, 07/07/2027	200	188
1.875%, 03/15/2021	100	98
Inter-American Development Bank MTN
2.625%, 04/19/2021	250	248
1.750%, 10/15/2019	200	198
1.750%, 09/14/2022	200	190
1.625%, 05/12/2020	100	98
Intercontinental Exchange
3.750%, 12/01/2025	55	55
2.750%, 12/01/2020	55	54
International Bank for Reconstruction & Development
2.500%, 11/25/2024	200	193
2.500%, 07/29/2025	150	145
2.125%, 11/01/2020	200	197
2.000%, 01/26/2022	200	194
1.750%, 04/19/2023	150	142
1.625%, 02/10/2022	200	191
International Bank for Reconstruction & Development MTN
1.875%, 10/27/2026	200	182
1.625%, 09/04/2020	200	195
1.625%, 03/09/2021	150	145
1.375%, 05/24/2021	250	240
1.125%, 11/27/2019	250	245
0.875%, 08/15/2019	200	197
International Finance
1.750%, 09/16/2019	100	99
International Finance MTN
2.000%, 10/24/2022	200	192
1.125%, 07/20/2021	100	95
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	200	186
5.017%, 06/26/2024 (A)	200	184
Invesco Finance
5.375%, 11/30/2043	150	169
Jefferies Financial Group
5.500%, 10/18/2023	100	103
Jefferies Group
6.875%, 04/15/2021	100	108
4.850%, 01/15/2027	35	34
JPMorgan Chase
6.400%, 05/15/2038	100	125
5.625%, 08/16/2043	190	215
4.950%, 06/01/2045	100	105

30	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 05/10/2021	$150	$155
4.350%, 08/15/2021	100	103
4.250%, 10/01/2027	195	194
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	100	93
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	100	98
3.900%, 07/15/2025	100	100
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	150	137
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	100	94
3.875%, 02/01/2024	100	101
3.625%, 05/13/2024	125	124
3.559%, VAR ICE LIBOR USD 3 Month+0.730%, 04/23/2024	150	148
3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/2028	150	144
3.514%, VAR ICE LIBOR USD 3 Month+0.610%, 06/18/2022	150	150
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	125	119
3.300%, 04/01/2026	150	144
3.250%, 09/23/2022	100	99
3.125%, 01/23/2025	100	96
2.950%, 10/01/2026	50	47
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	63	61
2.750%, 06/23/2020	100	99
2.700%, 05/18/2023	150	144
2.550%, 10/29/2020	185	182
2.550%, 03/01/2021	50	49
2.250%, 01/23/2020	100	99
2.200%, 10/22/2019	150	149
JPMorgan Chase Bank
2.604%, VAR ICE LIBOR USD 3 Month+0.280%, 02/01/2021	150	149
Jurassic Holdings III
6.875%, 02/15/2021 (A)	50	49
Kemper
4.350%, 02/15/2025	35	35
KeyBank
2.300%, 09/14/2022	150	143
KeyCorp MTN
2.900%, 09/15/2020	100	99
Korea Development Bank
2.500%, 03/11/2020	200	197
Kreditanstalt fuer Wiederaufbau
3.127%, 04/18/2036 (B)	200	114
2.750%, 10/01/2020	200	200
2.625%, 04/12/2021	500	496
2.250%, 11/05/2019	200	199
2.125%, 03/07/2022	500	486

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.125%, 01/17/2023	$150	$145
2.000%, 11/30/2021	50	48
2.000%, 09/29/2022	100	96
2.000%, 05/02/2025	250	234
1.500%, 06/15/2021	500	481
Kreditanstalt fuer Wiederaufbau MTN
1.750%, 03/31/2020	200	197
1.500%, 04/20/2020	500	489
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/2022 (A)	95	95
Landwirtschaftliche Rentenbank
2.500%, 11/15/2027	200	190
2.375%, 06/10/2025	150	143
2.250%, 10/01/2021	150	147
2.000%, 01/13/2025	100	94
Lazard Group
3.750%, 02/13/2025	50	48
Legg Mason
4.750%, 03/15/2026	50	51
Lincoln National
4.350%, 03/01/2048	10	9
4.000%, 09/01/2023	5	5
3.800%, 03/01/2028	120	116
3.625%, 12/12/2026	50	48
3.350%, 03/09/2025	150	144
Lions Gate Capital Holdings
5.875%, 11/01/2024 (A)	105	107
Lloyds Bank
3.300%, 05/07/2021	100	100
Lloyds Banking Group
4.650%, 03/24/2026	50	50
4.344%, 01/09/2048	100	88
3.750%, 01/11/2027	50	47
3.100%, 07/06/2021	150	148
Loews
2.625%, 05/15/2023	100	96
LPL Holdings
5.750%, 09/15/2025 (A)	100	97
Manufacturers & Traders Trust
2.100%, 02/06/2020	150	148
Manulife Financial
4.061%, VAR USD Swap Semi 30/360 5 Year Curr+1.647%, 02/24/2032	100	95
Markel
5.000%, 04/05/2046	50	51
Marsh & McLennan
4.350%, 01/30/2047	20	20
4.200%, 03/01/2048	50	49
3.750%, 03/14/2026	100	100
2.750%, 01/30/2022	30	29
2.350%, 03/06/2020	100	98

Adviser Managed Trust / Annual Report / July 31, 2018	31

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MetLife
4.875%, 11/13/2043	$100	$106
4.600%, 05/13/2046	100	102
4.368%, 09/15/2023	85	88
4.050%, 03/01/2045	100	95
3.600%, 04/10/2024	100	100
3.600%, 11/13/2025	100	98
Mitsubishi UFJ Financial Group
4.286%, 07/26/2038	35	35
3.961%, 03/02/2028	200	199
3.761%, 07/26/2023	50	50
3.677%, 02/22/2027	50	49
3.535%, 07/26/2021	60	60
2.950%, 03/01/2021	50	50
2.665%, 07/25/2022	50	48
Mizuho Financial Group
3.663%, 02/28/2027	50	48
3.170%, 09/11/2027	150	140
2.601%, 09/11/2022	100	96
Moody’s
3.250%, 01/15/2028	35	33
2.750%, 12/15/2021	100	98
2.625%, 01/15/2023	50	48
Morgan Stanley
5.750%, 01/25/2021	175	185
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	150	150
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	140	139
3.625%, 01/20/2027	150	144
2.800%, 06/16/2020	150	149
2.650%, 01/27/2020	100	99
Morgan Stanley MTN
6.375%, 07/24/2042	150	189
5.500%, 07/24/2020	175	182
4.875%, 11/01/2022	165	171
4.350%, 09/08/2026	140	139
4.300%, 01/27/2045	100	97
4.000%, 07/23/2025	155	155
3.875%, 01/27/2026	150	148
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	100	97
3.125%, 01/23/2023	100	98
3.125%, 07/27/2026	50	47
2.625%, 11/17/2021	150	146
2.500%, 04/21/2021	60	59
MSCI
5.750%, 08/15/2025 (A)	62	65
5.375%, 05/15/2027 (A)	60	60
5.250%, 11/15/2024 (A)	150	154
National Australia Bank MTN
2.625%, 01/14/2021	50	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.500%, 05/22/2022	$150	$144
2.500%, 07/12/2026	150	136
2.125%, 05/22/2020	150	147
National Bank of Canada
2.150%, 06/12/2020	150	147
National Rural Utilities Cooperative Finance
3.400%, 02/07/2028	100	97
2.950%, 02/07/2024	30	29
National Rural Utilities Cooperative Finance MTN
3.250%, 11/01/2025	50	49
2.900%, 03/15/2021	70	69
2.300%, 09/15/2022	70	67
Navient
7.250%, 09/25/2023	100	105
6.750%, 06/25/2025	105	104
6.750%, 06/15/2026	40	39
5.875%, 03/25/2021	115	117
5.875%, 10/25/2024	100	97
5.000%, 10/26/2020	100	100
NFP
6.875%, 07/15/2025 (A)	108	105
Nordic Investment Bank
2.500%, 04/28/2020	200	199
1.625%, 11/20/2020	200	195
Northern Trust
3.375%, VAR ICE LIBOR USD 3 Month+1.131%, 05/08/2032	163	152
Oesterreichische Kontrollbank
1.750%, 01/24/2020	200	197
1.375%, 02/10/2020	100	98
Old Republic International
3.875%, 08/26/2026	50	48
ORIX
3.700%, 07/18/2027	50	48
2.900%, 07/18/2022	30	29
PNC Bank
3.300%, 10/30/2024	150	147
3.100%, 10/25/2027	50	47
2.625%, 02/17/2022	150	146
2.450%, 11/05/2020	150	147
2.450%, 07/28/2022	150	145
2.150%, 04/29/2021	150	145
Principal Financial Group
3.400%, 05/15/2025	150	145
Private Export Funding
2.300%, 09/15/2020	150	148
Progressive
4.200%, 03/15/2048	50	49
3.700%, 01/26/2045	50	46
2.450%, 01/15/2027	50	45

32	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Prudential Financial
5.875%, VAR ICE LIBOR USD 3 Month+4.175%, 09/15/2042	$100	$107
4.500%, VAR ICE LIBOR USD 3 Month+2.380%, 09/15/2047	100	92
Prudential Financial MTN
5.700%, 12/14/2036	100	114
4.600%, 05/15/2044	50	51
3.500%, 05/15/2024	100	100
2.350%, 08/15/2019	100	100
Quicken Loans
5.750%, 05/01/2025 (A)	150	149
5.250%, 01/15/2028 (A)	100	93
Raymond James Financial
4.950%, 07/15/2046	50	51
Regions Financial
3.200%, 02/08/2021	150	149
2.750%, 08/14/2022	50	48
Reinsurance Group of America
3.950%, 09/15/2026	30	29
RenaissanceRe Finance
3.450%, 07/01/2027	30	28
Royal Bank of Canada
2.300%, 03/22/2021	150	147
2.100%, 10/14/2020	200	195
2.000%, 10/01/2018	125	125
Royal Bank of Canada MTN
3.200%, 04/30/2021	75	75
2.350%, 10/30/2020	150	147
2.150%, 10/26/2020	40	39
Royal Bank of Scotland Group
6.125%, 12/15/2022	75	79
6.100%, 06/10/2023	35	37
6.000%, 12/19/2023	65	69
5.125%, 05/28/2024	75	76
4.800%, 04/05/2026	50	51
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023	50	49
S&P Global
4.500%, 05/15/2048	50	50
4.400%, 02/15/2026	100	103
4.000%, 06/15/2025	50	50
Santander Holdings USA
4.400%, 07/13/2027	50	48
3.700%, 03/28/2022	30	30
3.400%, 01/18/2023	100	97
2.650%, 04/17/2020	100	99
Santander UK
2.375%, 03/16/2020	150	148
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/2028	50	47

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.875%, 10/16/2020	$100	$99
Santander UK Group Holdings MTN
3.125%, 01/08/2021	100	99
Skandinaviska Enskilda Banken
1.875%, 09/13/2021	150	143
Springleaf Finance
7.750%, 10/01/2021	225	243
7.125%, 03/15/2026	40	41
6.875%, 03/15/2025	80	81
5.625%, 03/15/2023	200	200
5.250%, 12/15/2019	100	102
Starwood Property Trust
5.000%, 12/15/2021	55	56
3.625%, 02/01/2021 (A)	70	68
Stifel Financial
4.250%, 07/18/2024	50	50
Sumitomo Mitsui Banking
2.450%, 01/16/2020	150	148
Sumitomo Mitsui Financial Group
3.944%, 07/19/2028	50	50
3.784%, 03/09/2026	50	49
3.748%, 07/19/2023	50	50
3.446%, 01/11/2027	150	144
3.364%, 07/12/2027	50	48
2.934%, 03/09/2021	50	49
2.784%, 07/12/2022	50	48
2.632%, 07/14/2026	50	45
2.442%, 10/19/2021	150	145
2.058%, 07/14/2021	150	144
SunTrust Bank
4.000%, 05/01/2025	100	100
2.900%, 03/03/2021	150	148
2.700%, 01/27/2022	50	49
2.450%, 08/01/2022	50	48
Svensk Exportkredit MTN
2.875%, 05/22/2021	200	200
1.875%, 06/23/2020	200	196
Synchrony Financial
4.250%, 08/15/2024	100	97
3.950%, 12/01/2027	50	45
3.700%, 08/04/2026	50	45
2.700%, 02/03/2020	100	99
TD Ameritrade Holding
2.950%, 04/01/2022	100	98
Tempo Acquisition
6.750%, 06/01/2025 (A)	95	92
Toronto-Dominion Bank
3.625%, VAR USD Swap Semi 30/360 5 Year Curr+2.205%, 09/15/2031	150	141
Toronto-Dominion Bank MTN
2.500%, 12/14/2020	150	148
2.250%, 11/05/2019	100	99

Adviser Managed Trust / Annual Report / July 31, 2018	33

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.125%, 04/07/2021	$150	$145
1.850%, 09/11/2020	50	49
Travelers
4.050%, 03/07/2048	50	49
4.000%, 05/30/2047	40	38
3.750%, 05/15/2046	25	23
Travelers MTN
6.250%, 06/15/2037	100	125
Travelport Corporate Finance
6.000%, 03/15/2026 (A)	100	102
Trinity Acquisition
4.400%, 03/15/2026	50	50
UBS MTN
2.375%, 08/14/2019	100	100
UniCredit
5.861%, VAR USD ICE Swap 11:00 NY 5 Yr+3.703%, 06/19/2032 (A)	200	180
Unum Group
3.000%, 05/15/2021	30	29
US Bancorp MTN
3.900%, 04/26/2028	100	101
3.600%, 09/11/2024	150	149
2.950%, 07/15/2022	100	98
2.375%, 07/22/2026	150	136
US Bank MTN
2.050%, 10/23/2020	150	147
USIS Merger
6.875%, 05/01/2025 (A)	170	168
VFH Parent
6.750%, 06/15/2022 (A)	80	82
Voya Financial
3.125%, 07/15/2024	50	47
Wand Merger
9.125%, 07/15/2026 (A)	65	68
8.125%, 07/15/2023 (A)	45	47
Wells Fargo
5.606%, 01/15/2044	150	169
5.375%, 11/02/2043	180	196
3.900%, 05/01/2045	150	141
3.000%, 04/22/2026	150	140
3.000%, 10/23/2026	150	140
2.600%, 01/15/2021	100	98
2.500%, 03/04/2021	150	147
2.400%, 01/15/2020	100	99
Wells Fargo MTN
4.900%, 11/17/2045	165	169
4.300%, 07/22/2027	100	99
4.125%, 08/15/2023	150	151
4.100%, 06/03/2026	135	134
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	75	72
3.450%, 02/13/2023	100	98

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 02/19/2025	$100	$95
2.625%, 07/22/2022	190	183
2.600%, 07/22/2020	150	148
2.150%, 01/30/2020	100	99
Wells Fargo Capital X
5.950%, 12/15/2036	150	161
Westpac Banking
3.650%, 05/15/2023	100	100
3.350%, 03/08/2027	50	48
3.050%, 05/15/2020	150	150
2.850%, 05/13/2026	50	46
2.700%, 08/19/2026	50	46
2.600%, 11/23/2020	50	49
2.500%, 06/28/2022	50	48
2.150%, 03/06/2020	50	49
2.100%, 05/13/2021	50	48
2.000%, 08/19/2021	50	48
Willis North America
3.600%, 05/15/2024	50	49
XLIT
5.500%, 03/31/2045	100	104
4.450%, 03/31/2025	100	99
		64,424

Health Care — 3.2%
Abbott Laboratories
4.900%, 11/30/2046	100	110
4.750%, 11/30/2036	50	54
4.750%, 04/15/2043	100	105
3.750%, 11/30/2026	50	50
3.400%, 11/30/2023	100	99
2.950%, 03/15/2025	100	95
2.900%, 11/30/2021	100	99
2.800%, 09/15/2020	50	49
2.350%, 11/22/2019	19	19
2.000%, 03/15/2020	100	98
AbbVie
4.700%, 05/14/2045	35	34
4.500%, 05/14/2035	140	138
4.450%, 05/14/2046	150	143
4.300%, 05/14/2036	50	48
3.600%, 05/14/2025	100	98
3.200%, 11/06/2022	45	44
3.200%, 05/14/2026	100	94
2.900%, 11/06/2022	100	97
2.850%, 05/14/2023	50	48
2.500%, 05/14/2020	100	99
Acadia Healthcare
5.625%, 02/15/2023	100	101
Aetna
3.875%, 08/15/2047	45	40
2.800%, 06/15/2023	25	24

34	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Agilent Technologies
3.050%, 09/22/2026	$65	$61
AHS Hospital
5.024%, 07/01/2045	25	28
Allergan Finance
3.250%, 10/01/2022	50	49
Allergan Funding SCS
4.850%, 06/15/2044	50	49
4.750%, 03/15/2045	100	99
4.550%, 03/15/2035	100	97
3.850%, 06/15/2024	100	99
3.800%, 03/15/2025	100	98
3.450%, 03/15/2022	100	99
3.000%, 03/12/2020	50	50
AmerisourceBergen
4.250%, 03/01/2045	25	22
3.450%, 12/15/2027	50	46
3.400%, 05/15/2024	100	98
Amgen
5.150%, 11/15/2041	100	106
4.563%, 06/15/2048	100	100
4.400%, 05/01/2045	125	123
3.875%, 11/15/2021	100	101
3.125%, 05/01/2025	50	48
2.650%, 05/11/2022	50	49
2.600%, 08/19/2026	100	91
2.250%, 08/19/2023	100	94
1.850%, 08/19/2021	50	48
Anthem
5.100%, 01/15/2044	150	157
4.650%, 01/15/2043	150	148
4.550%, 03/01/2048	50	49
4.101%, 03/01/2028	50	49
3.500%, 08/15/2024	150	146
2.250%, 08/15/2019	100	100
Ascension Health
3.945%, 11/15/2046	60	59
AstraZeneca
6.450%, 09/15/2037	100	125
4.375%, 11/16/2045	100	101
3.375%, 11/16/2025	100	97
2.375%, 11/16/2020	100	98
Avantor
9.000%, 10/01/2025 (A)	161	164
6.000%, 10/01/2024 (A)	100	100
Bausch Health
6.500%, 03/15/2022 (A)	200	209
6.125%, 04/15/2025 (A)	250	234
5.875%, 05/15/2023 (A)	300	288
5.500%, 03/01/2023 (A)	100	95
5.500%, 11/01/2025 (A)	296	296

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Baxalta
5.250%, 06/23/2045	$50	$52
2.875%, 06/23/2020	50	49
Baxter International
3.500%, 08/15/2046	100	86
Becton Dickinson
4.685%, 12/15/2044	50	49
4.669%, 06/06/2047	50	50
3.734%, 12/15/2024	50	49
3.700%, 06/06/2027	100	96
3.363%, 06/06/2024	50	48
3.125%, 11/08/2021	100	99
2.894%, 06/06/2022	65	63
2.675%, 12/15/2019	88	87
2.404%, 06/05/2020	35	34
Biogen
5.200%, 09/15/2045	100	107
3.625%, 09/15/2022	100	101
Boston Scientific
6.000%, 01/15/2020	100	104
4.000%, 03/01/2028	100	99
3.850%, 05/15/2025	100	99
Bristol-Myers Squibb
4.500%, 03/01/2044	50	53
3.250%, 02/27/2027	100	97
3.250%, 08/01/2042	100	87
Cardinal Health
3.410%, 06/15/2027	100	92
2.616%, 06/15/2022	100	96
2.400%, 11/15/2019	50	49
Catholic Health Initiatives
2.950%, 11/01/2022	100	97
Celgene
5.000%, 08/15/2045	50	51
4.550%, 02/20/2048	100	94
4.350%, 11/15/2047	50	46
3.900%, 02/20/2028	100	97
3.875%, 08/15/2025	50	49
3.625%, 05/15/2024	50	49
3.450%, 11/15/2027	50	47
3.250%, 02/20/2023	100	98
2.875%, 08/15/2020	100	99
2.875%, 02/19/2021	45	44
2.750%, 02/15/2023	50	48
Centene
6.125%, 02/15/2024	276	291
5.625%, 02/15/2021	54	55
5.375%, 06/01/2026 (A)	225	230
4.750%, 01/15/2025	90	90
Change Healthcare Holdings
5.750%, 03/01/2025 (A)	215	208

Adviser Managed Trust / Annual Report / July 31, 2018	35

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charles River Laboratories International
5.500%, 04/01/2026 (A)	$100	$101
CHS
11.000%, 9.88%, 6/22/2019, 06/30/2023 (A)(C)	175	158
8.625%, 01/15/2024 (A)	55	57
8.125%, 06/30/2024 (A)	133	109
6.875%, 02/01/2022	286	140
6.250%, 03/31/2023	340	316
5.125%, 08/01/2021	100	94
Cigna
3.875%, 10/15/2047	50	43
3.250%, 04/15/2025	150	143
3.050%, 10/15/2027	30	27
Covidien International Finance
6.550%, 10/15/2037	50	65
CVS Health
5.300%, 12/05/2043	50	53
5.125%, 07/20/2045	55	57
5.050%, 03/25/2048	95	98
4.875%, 07/20/2035	100	102
4.780%, 03/25/2038	100	101
4.300%, 03/25/2028	110	110
4.100%, 03/25/2025	50	50
4.000%, 12/05/2023	100	100
3.875%, 07/20/2025	100	98
3.700%, 03/09/2023	85	85
3.350%, 03/09/2021	95	95
3.125%, 03/09/2020	105	105
2.875%, 06/01/2026	100	92
2.800%, 07/20/2020	100	99
2.750%, 12/01/2022	100	96
2.125%, 06/01/2021	50	48
Danaher
4.375%, 09/15/2045	20	21
3.350%, 09/15/2025	20	20
2.400%, 09/15/2020	100	98
DaVita
5.000%, 05/01/2025	295	278
Dignity Health
2.637%, 11/01/2019	36	36
DJO Finance
8.125%, 06/15/2021 (A)	144	148
Duke University Health System
3.920%, 06/01/2047	125	122
Eagle Holding II
8.375% cash/0% PIK, 05/15/2022 (A)	80	81
Eli Lilly
3.700%, 03/01/2045	100	95
3.100%, 05/15/2027	124	120
Endo Dac
6.000%, 02/01/2025 (A)	200	160

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Endo Finance
5.375%, 01/15/2023 (A)	$200	$169
Envision Healthcare
5.625%, 07/15/2022	150	153
5.125%, 07/01/2022 (A)	100	101
Express Scripts Holding
4.800%, 07/15/2046	35	34
4.750%, 11/15/2021	100	103
4.500%, 02/25/2026	50	50
3.500%, 06/15/2024	50	48
3.400%, 03/01/2027	40	37
3.000%, 07/15/2023	50	48
Gilead Sciences
5.650%, 12/01/2041	100	116
4.600%, 09/01/2035	100	105
4.150%, 03/01/2047	100	97
3.700%, 04/01/2024	50	50
3.650%, 03/01/2026	75	74
2.950%, 03/01/2027	100	94
1.950%, 03/01/2022	30	29
1.850%, 09/20/2019	45	44
GlaxoSmithKline Capital
3.875%, 05/15/2028	50	51
3.625%, 05/15/2025	85	85
3.375%, 05/15/2023	50	50
3.125%, 05/14/2021	105	105
HCA
5.875%, 02/15/2026	200	207
5.375%, 02/01/2025	250	253
5.250%, 04/15/2025	200	204
5.000%, 03/15/2024	200	203
4.500%, 02/15/2027	200	195
Hologic
4.375%, 10/15/2025 (A)	185	179
Howard Hughes Medical Institute
3.500%, 09/01/2023	100	101
Humana
3.850%, 10/01/2024	100	100
2.900%, 12/15/2022	50	48
2.500%, 12/15/2020	25	25
IQVIA
4.875%, 05/15/2023 (A)	140	142
Johnson & Johnson
3.700%, 03/01/2046	100	98
3.625%, 03/03/2037	32	31
2.950%, 03/03/2027	50	48
2.450%, 12/05/2021	50	49
2.450%, 03/01/2026	50	47
2.250%, 03/03/2022	50	49
2.050%, 03/01/2023	50	48
1.875%, 12/05/2019	100	99
1.650%, 03/01/2021	50	49

36	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Kaiser Foundation Hospitals
4.150%, 05/01/2047	$20	$20
3.150%, 05/01/2027	25	24
Kinetic Concepts
7.875%, 02/15/2021 (A)	125	128
Laboratory Corp of America Holdings
4.700%, 02/01/2045	50	49
2.625%, 02/01/2020	50	50
Life Technologies
6.000%, 03/01/2020	100	104
LifePoint Health
5.875%, 12/01/2023	50	52
5.500%, 12/01/2021	150	153
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	200	172
4.875%, 04/15/2020 (A)	129	128
McKesson
3.796%, 03/15/2024	100	99
MEDNAX
5.250%, 12/01/2023 (A)	175	174
Medtronic
4.625%, 03/15/2044	50	53
4.625%, 03/15/2045	100	108
4.375%, 03/15/2035	50	53
3.500%, 03/15/2025	100	100
2.750%, 04/01/2023	100	97
2.500%, 03/15/2020	100	99
Memorial Sloan-Kettering Cancer Center
4.200%, 07/01/2055	50	51
Merck
4.150%, 05/18/2043	100	104
3.700%, 02/10/2045	50	49
2.800%, 05/18/2023	100	98
2.750%, 02/10/2025	100	96
2.350%, 02/10/2022	100	97
Molina Healthcare
5.375%, 11/15/2022	75	77
Mount Sinai Hospitals Group
3.981%, 07/01/2048	50	47
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	140	145
Mylan
5.250%, 06/15/2046	65	65
5.200%, 04/15/2048 (A)	50	49
4.550%, 04/15/2028 (A)	50	49
3.950%, 06/15/2026	100	96
3.150%, 06/15/2021	100	99
Northwell Healthcare
4.260%, 11/01/2047	100	95
Novartis Capital
4.400%, 05/06/2044	50	53
4.000%, 11/20/2045	100	101

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 05/06/2024	$100	$100
3.100%, 05/17/2027	30	29
3.000%, 11/20/2025	100	96
2.400%, 05/17/2022	50	48
1.800%, 02/14/2020	25	25
NYU Langone Hospitals
4.368%, 07/01/2047	25	25
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	50	49
Partners Healthcare System
3.765%, 07/01/2048	100	92
Pfizer
7.200%, 03/15/2039	50	70
4.400%, 05/15/2044	50	53
4.125%, 12/15/2046	65	67
3.400%, 05/15/2024	100	100
3.000%, 12/15/2026	100	96
2.750%, 06/03/2026	50	47
2.200%, 12/15/2021	100	98
1.950%, 06/03/2021	50	49
Polaris Intermediate
9.250% cash/0% PIK, 12/01/2022 (A)	100	103
Prestige Brands
6.375%, 03/01/2024 (A)	40	40
Providence St. Joseph Health Obligated Group
3.930%, 10/01/2048	35	33
Quest Diagnostics
3.500%, 03/30/2025	100	96
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	112	119
Sanofi
4.000%, 03/29/2021	50	51
3.625%, 06/19/2028	100	100
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/2026	50	46
2.875%, 09/23/2023	100	95
2.400%, 09/23/2021	100	96
SSM Health Care
3.688%, 06/01/2023	50	50
Stryker
4.625%, 03/15/2046	30	31
3.500%, 03/15/2026	25	24
3.375%, 05/15/2024	100	98
3.375%, 11/01/2025	100	97
Team Health Holdings
6.375%, 02/01/2025 (A)	110	96
Teleflex
4.625%, 11/15/2027	56	53
Tenet Healthcare
8.125%, 04/01/2022	200	213
7.500%, 01/01/2022 (A)	100	105

Adviser Managed Trust / Annual Report / July 31, 2018	37

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.000%, 08/01/2025 (A)	$145	$145
6.750%, 06/15/2023	178	181
6.000%, 10/01/2020	300	312
5.125%, 05/01/2025	200	194
Thermo Fisher Scientific
4.150%, 02/01/2024	50	51
4.100%, 08/15/2047	50	48
3.600%, 08/15/2021	100	100
3.200%, 08/15/2027	50	47
3.150%, 01/15/2023	100	98
2.950%, 09/19/2026	105	97
UnitedHealth Group
6.875%, 02/15/2038	100	133
4.750%, 07/15/2045	50	55
4.625%, 07/15/2035	100	107
4.375%, 03/15/2042	150	154
4.250%, 04/15/2047	31	31
4.200%, 01/15/2047	25	25
3.875%, 10/15/2020	100	102
3.750%, 07/15/2025	50	50
3.750%, 10/15/2047	50	46
3.450%, 01/15/2027	50	49
3.375%, 04/15/2027	50	49
2.950%, 10/15/2027	50	47
2.700%, 07/15/2020	130	129
Valeant Pharmaceuticals International
9.250%, 04/01/2026 (A)	225	239
8.500%, 01/31/2027 (A)	150	154
Vizient
10.375%, 03/01/2024 (A)	80	88
WellCare Health Plans
5.250%, 04/01/2025	160	161
West Street
6.375%, 09/01/2025 (A)	107	104
Wyeth
5.950%, 04/01/2037	100	122
Zimmer Biomet Holdings
3.700%, 03/19/2023	55	55
3.550%, 04/01/2025	100	96
2.700%, 04/01/2020	100	99
Zoetis
4.500%, 11/13/2025	50	52
3.950%, 09/12/2047	100	93
3.450%, 11/13/2020	25	25
3.000%, 09/12/2027	50	46
		26,242

Industrials — 2.5%
3M MTN
3.125%, 09/19/2046	100	85
3.000%, 08/07/2025	50	49
2.250%, 03/15/2023	135	130

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ABB Finance USA
3.800%, 04/03/2028	$50	$50
3.375%, 04/03/2023	50	50
2.875%, 05/08/2022	50	49
ADT
6.250%, 10/15/2021	100	105
AECOM
5.875%, 10/15/2024	150	157
AerCap Ireland Capital
4.625%, 10/30/2020	150	153
4.500%, 05/15/2021	150	152
3.950%, 02/01/2022	75	75
3.500%, 01/15/2025	150	142
Ahern Rentals
7.375%, 05/15/2023 (A)	138	135
Air Lease
3.750%, 02/01/2022	100	100
3.375%, 06/01/2021	35	35
2.750%, 01/15/2023	100	95
Aircastle
7.625%, 04/15/2020	15	16
6.250%, 12/01/2019	30	31
5.500%, 02/15/2022	30	31
5.125%, 03/15/2021	30	31
5.000%, 04/01/2023	30	31
4.125%, 05/01/2024	30	29
Allegion US Holding
3.550%, 10/01/2027	50	46
3.200%, 10/01/2024	50	47
Allison Transmission
5.000%, 10/01/2024 (A)	45	44
American Airlines Group
4.625%, 03/01/2020 (A)	100	100
American Airlines Pass-Through Trust, Ser 2015-2, Cl AA
3.600%, 09/22/2027	91	88
American Airlines Pass-Through Trust, Ser 2016-3, Cl AA
3.000%, 10/15/2028	95	89
Amsted Industries
5.000%, 03/15/2022 (A)	50	50
Aptim
7.750%, 06/15/2025 (A)	50	41
Arconic
5.125%, 10/01/2024	100	100
Avolon Holdings Funding
5.500%, 01/15/2023 (A)	135	134
BBA US Holdings
5.375%, 05/01/2026 (A)	40	40
BCD Acquisition
9.625%, 09/15/2023 (A)	125	132

38	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Beacon Roofing Supply
4.875%, 11/01/2025 (A)	$100	$93
BlueLine Rental Finance
9.250%, 03/15/2024 (A)	100	106
Boeing
4.875%, 02/15/2020	100	103
3.625%, 03/01/2048	20	19
3.550%, 03/01/2038	30	29
3.250%, 03/01/2028	50	49
2.800%, 03/01/2023	50	49
2.800%, 03/01/2027	50	47
Bombardier
7.500%, 12/01/2024 (A)	89	94
7.500%, 03/15/2025 (A)	260	273
6.000%, 10/15/2022 (A)	100	101
Brand Industrial Services
8.500%, 07/15/2025 (A)	78	80
Brink’s
4.625%, 10/15/2027 (A)	97	92
Builders FirstSource
5.625%, 09/01/2024 (A)	135	132
Burlington Northern Santa Fe
4.900%, 04/01/2044	50	55
4.550%, 09/01/2044	100	106
4.150%, 04/01/2045	50	50
4.150%, 12/15/2048	55	55
4.050%, 06/15/2048	65	65
3.400%, 09/01/2024	50	50
3.000%, 04/01/2025	100	96
BWAY Holding
7.250%, 04/15/2025 (A)	245	239
5.500%, 04/15/2024 (A)	120	117
Canadian National Railway
3.200%, 08/02/2046	50	43
2.950%, 11/21/2024	50	48
Canadian Pacific Railway
6.125%, 09/15/2115	30	37
4.800%, 09/15/2035	20	21
Carlisle
3.750%, 12/01/2027	50	47
Caterpillar
4.300%, 05/15/2044	100	104
3.400%, 05/15/2024	50	50
Caterpillar Financial Services
1.700%, 08/09/2021	50	48
Caterpillar Financial Services MTN
2.400%, 06/06/2022	100	97
2.100%, 01/10/2020	75	74
1.850%, 09/04/2020	100	98
Cintas No. 2
3.700%, 04/01/2027	50	49
2.900%, 04/01/2022	50	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cloud Crane
10.125%, 08/01/2024 (A)	$45	$49
CNH Industrial Capital
4.875%, 04/01/2021	25	26
4.375%, 11/06/2020	35	35
4.375%, 04/05/2022	25	25
3.875%, 10/15/2021	20	20
CNH Industrial Capital MTN
3.850%, 11/15/2027	35	33
Core & Main
6.125%, 08/15/2025 (A)	95	91
CSX
4.650%, 03/01/2068	50	48
4.300%, 03/01/2048	50	49
4.250%, 11/01/2066	50	45
4.100%, 03/15/2044	75	72
3.800%, 03/01/2028	50	49
3.800%, 11/01/2046	50	46
3.400%, 08/01/2024	50	49
3.250%, 06/01/2027	50	48
2.600%, 11/01/2026	50	46
Deere
3.900%, 06/09/2042	100	98
2.600%, 06/08/2022	50	49
Delta Air Lines
4.375%, 04/19/2028	50	49
3.800%, 04/19/2023	30	29
3.625%, 03/15/2022	50	50
2.875%, 03/13/2020	30	30
2.600%, 12/04/2020	45	44
Dover
5.375%, 03/01/2041	100	113
Eaton
4.000%, 11/02/2032	50	49
2.750%, 11/02/2022	150	146
Emerson Electric
2.625%, 02/15/2023	125	121
Equifax
2.300%, 06/01/2021	50	48
FedEx
5.100%, 01/15/2044	50	53
4.400%, 01/15/2047	50	49
4.050%, 02/15/2048	50	46
3.900%, 02/01/2035	100	94
3.400%, 02/15/2028	50	48
Flex Acquisition
7.875%, 07/15/2026 (A)	80	81
6.875%, 01/15/2025 (A)	60	58
Fluor
3.500%, 12/15/2024	100	98

Adviser Managed Trust / Annual Report / July 31, 2018	39

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fortress Transportation & Infrastructure Investors
6.750%, 03/15/2022 (A)	$40	$42
FXI Holdings
7.875%, 11/01/2024 (A)	75	73
Gates Global
6.000%, 07/15/2022 (A)	54	54
GATX
3.250%, 09/15/2026	100	92
2.600%, 03/30/2020	100	99
GE Capital International Funding
4.418%, 11/15/2035	251	245
General Dynamics
3.000%, 05/11/2021	50	50
2.375%, 11/15/2024	100	94
2.250%, 11/15/2022	100	96
General Electric
2.700%, 10/09/2022	150	145
General Electric MTN
6.875%, 01/10/2039	115	145
6.750%, 03/15/2032	101	125
5.300%, 02/11/2021	125	131
Grinding Media
7.375%, 12/15/2023 (A)	180	187
H&E Equipment Services
5.625%, 09/01/2025	188	186
Harris
4.854%, 04/27/2035	35	36
4.400%, 06/15/2028	150	152
3.832%, 04/27/2025	50	49
HC2 Holdings
11.000%, 12/01/2019 (A)	40	41
HD Supply (A)
5.750%, 7.00%, 4/15/2019, 04/15/2024 (A)(C)	50	53
Hertz
7.625%, 06/01/2022 (A)	50	49
5.500%, 10/15/2024 (A)	140	110
Honeywell International
1.850%, 11/01/2021	50	48
1.400%, 10/30/2019	50	49
Hubbell
3.350%, 03/01/2026	50	48
Icahn Enterprises
6.375%, 12/15/2025	75	75
5.875%, 02/01/2022	150	151
IHS Markit
4.125%, 08/01/2023	25	25
Illinois Tool Works
3.500%, 03/01/2024	100	101
Ingersoll-Rand Global Holding
5.750%, 06/15/2043	50	58

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 06/15/2023	$150	$154
Intrepid Aviation Group Holdings
8.500%, 08/15/2021 (A)	50	50
JB Hunt Transport Services
3.300%, 08/15/2022	50	50
John Deere Capital
2.550%, 01/08/2021	100	99
John Deere Capital MTN
3.350%, 06/12/2024	100	99
2.800%, 03/06/2023	100	97
2.650%, 01/06/2022	100	99
2.650%, 06/24/2024	50	48
Johnson Controls International
4.950%, 07/02/2064	25	23
4.625%, 07/02/2044	100	97
3.625%, 07/02/2024	50	49
Kansas City Southern
4.950%, 08/15/2045	100	99
KLX
5.875%, 12/01/2022 (A)	145	150
L3 Technologies
4.950%, 02/15/2021	100	103
Lockheed Martin
4.700%, 05/15/2046	100	108
4.500%, 05/15/2036	100	105
3.800%, 03/01/2045	100	94
3.550%, 01/15/2026	100	99
2.900%, 03/01/2025	25	24
2.500%, 11/23/2020	100	99
Masco
4.375%, 04/01/2026	50	49
3.500%, 04/01/2021	65	65
Masonite International
5.625%, 03/15/2023 (A)	79	81
Multi-Color
4.875%, 11/01/2025 (A)	153	142
Navios Maritime Holdings
7.375%, 01/15/2022 (A)	100	79
Navistar International
6.625%, 11/01/2025 (A)	26	27
Nielsen Finance
5.000%, 04/15/2022 (A)	150	146
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	100	100
Norfolk Southern
4.450%, 06/15/2045	100	102
3.950%, 10/01/2042	100	95
3.942%, 11/01/2047	95	90
3.250%, 12/01/2021	150	150
2.900%, 06/15/2026	35	33
Northrop Grumman
4.750%, 06/01/2043	25	26

40	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.030%, 10/15/2047	$75	$71
3.850%, 04/15/2045	100	92
3.250%, 08/01/2023	50	49
3.250%, 01/15/2028	65	62
2.080%, 10/15/2020	160	156
Novelis
5.875%, 09/30/2026 (A)	250	240
Owens Corning
4.300%, 07/15/2047	50	41
4.200%, 12/01/2024	100	98
PACCAR Financial MTN
2.800%, 03/01/2021	35	35
2.300%, 08/10/2022	50	48
Park Aerospace Holdings
5.250%, 08/15/2022 (A)	35	35
4.500%, 03/15/2023 (A)	238	227
Parker-Hannifin MTN
4.200%, 11/21/2034	135	135
Pisces Midco
8.000%, 04/15/2026 (A)	55	57
Plastipak Holdings
6.250%, 10/15/2025 (A)	50	46
Precision Castparts
2.500%, 01/15/2023	100	96
Raytheon
3.125%, 10/15/2020	100	100
2.500%, 12/15/2022	100	97
RBS Global
4.875%, 12/15/2025 (A)	87	84
Republic Services
5.500%, 09/15/2019	50	51
3.550%, 06/01/2022	50	50
2.900%, 07/01/2026	100	93
Rockwell Collins
4.350%, 04/15/2047	25	25
3.200%, 03/15/2024	50	48
2.800%, 03/15/2022	50	49
Roper Technologies
3.850%, 12/15/2025	25	25
3.800%, 12/15/2026	150	145
3.000%, 12/15/2020	100	99
Ryder System MTN
2.875%, 09/01/2020	50	50
2.650%, 03/02/2020	100	99
Sensata Technologies
5.000%, 10/01/2025 (A)	40	40
4.875%, 10/15/2023 (A)	100	101
Snap-on
4.100%, 03/01/2048	40	39
Spirit AeroSystems
3.850%, 06/15/2026	25	24

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Stanley Black & Decker
2.900%, 11/01/2022	$100	$98
Terex
5.625%, 02/01/2025 (A)	105	104
Textron
3.375%, 03/01/2028	100	93
Titan Acquisition
7.750%, 04/15/2026 (A)	140	125
TransDigm
6.500%, 07/15/2024	100	102
6.500%, 05/15/2025	25	25
6.375%, 06/15/2026	100	101
6.000%, 07/15/2022	200	204
TransDigm UK Holdings
6.875%, 05/15/2026 (A)	45	46
Tutor Perini
6.875%, 05/01/2025 (A)	85	84
Union Pacific
4.163%, 07/15/2022	100	103
4.050%, 03/01/2046	50	48
4.000%, 04/15/2047	50	48
3.875%, 02/01/2055	100	90
3.799%, 10/01/2051	55	49
3.600%, 09/15/2037	20	19
3.000%, 04/15/2027	50	47
United Airlines Pass-Through Trust, Ser 2013-1, Cl A
4.300%, 08/15/2025	41	42
United Airlines Pass-Through Trust, Ser 2015-1, Cl AA
3.450%, 12/01/2027	45	44
United Airlines Pass-Through Trust, Ser 2016-1, Cl A
3.450%, 07/07/2028	28	27
United Airlines Pass-Through Trust, Ser 2016-1, Cl AA
3.100%, 07/07/2028	47	45
United Airlines Pass-Through Trust, Ser 2016-2, Cl AA
2.875%, 10/07/2028	97	91
United Parcel Service
6.200%, 01/15/2038	50	63
3.750%, 11/15/2047	50	47
3.400%, 11/15/2046	50	43
3.125%, 01/15/2021	50	50
3.050%, 11/15/2027	50	48
2.800%, 11/15/2024	50	48
2.500%, 04/01/2023	50	48
2.400%, 11/15/2026	50	46
2.350%, 05/16/2022	50	48
2.050%, 04/01/2021	50	49

Adviser Managed Trust / Annual Report / July 31, 2018	41

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Rentals North America
5.500%, 07/15/2025	$325	$330
5.500%, 05/15/2027	140	139
4.875%, 01/15/2028	154	144
4.625%, 07/15/2023	85	85
United Technologies
4.500%, 04/15/2020	100	102
4.500%, 06/01/2042	100	101
3.125%, 05/04/2027	100	94
3.100%, 06/01/2022	150	148
USG
4.875%, 06/01/2027 (A)	130	132
Verisk Analytics
5.500%, 06/15/2045	100	102
Vertiv Group
9.250%, 10/15/2024 (A)	40	39
Vertiv Intermediate Holding
13.000% cash/0% PIK, 02/15/2022 (A)	90	87
Wabtec
3.450%, 11/15/2026	100	92
Waste Management
4.750%, 06/30/2020	50	52
4.100%, 03/01/2045	50	49
3.150%, 11/15/2027	50	47
3.125%, 03/01/2025	50	48
Waste Pro USA
5.500%, 02/15/2026 (A)	155	148
WESCO Distribution
5.375%, 12/15/2021	100	102
WW Grainger
4.600%, 06/15/2045	50	53
4.200%, 05/15/2047	50	49
XPO Logistics
6.500%, 06/15/2022 (A)	117	120
Xylem
4.375%, 11/01/2046	50	48
		20,474

Information Technology — 2.5%
Activision Blizzard
3.400%, 09/15/2026	50	48
2.300%, 09/15/2021	30	29
Adobe Systems
3.250%, 02/01/2025	50	49
Alibaba Group Holding
4.200%, 12/06/2047	60	56
3.600%, 11/28/2024	100	99
3.400%, 12/06/2027	100	94
Alphabet
3.625%, 05/19/2021	100	102
1.998%, 08/15/2026	50	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Amphenol
3.200%, 04/01/2024	$100	$96
2.200%, 04/01/2020	100	98
Analog Devices
3.900%, 12/15/2025	100	99
3.500%, 12/05/2026	50	47
Apple
4.500%, 02/23/2036	100	109
4.375%, 05/13/2045	50	52
4.250%, 02/09/2047	50	51
3.850%, 05/04/2043	100	97
3.850%, 08/04/2046	95	92
3.750%, 09/12/2047	100	95
3.750%, 11/13/2047	50	48
3.350%, 02/09/2027	50	49
3.250%, 02/23/2026	100	98
3.200%, 05/11/2027	100	97
3.000%, 06/20/2027	100	96
2.850%, 05/06/2021	75	75
2.850%, 05/11/2024	100	97
2.500%, 02/09/2022	100	98
2.500%, 02/09/2025	75	71
2.450%, 08/04/2026	50	46
2.400%, 01/13/2023	100	97
2.300%, 05/11/2022	100	97
2.250%, 02/23/2021	90	88
1.550%, 08/04/2021	100	96
Applied Materials
5.100%, 10/01/2035	35	39
4.350%, 04/01/2047	45	46
3.900%, 10/01/2025	35	35
3.300%, 04/01/2027	55	54
2.625%, 10/01/2020	50	50
Arrow Electronics
4.000%, 04/01/2025	100	97
3.250%, 09/08/2024	100	94
Autodesk
4.375%, 06/15/2025	100	101
Automatic Data Processing
3.375%, 09/15/2025	25	25
2.250%, 09/15/2020	50	49
Avnet
4.625%, 04/15/2026	25	25
3.750%, 12/01/2021	25	25
Baidu
4.375%, 03/29/2028	100	99
BMC Software Finance
8.125%, 07/15/2021 (A)	150	154
Broadcom
3.875%, 01/15/2027	50	47
3.625%, 01/15/2024	100	97
3.500%, 01/15/2028	50	45

42	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.125%, 01/15/2025	$35	$32
3.000%, 01/15/2022	100	97
2.650%, 01/15/2023	50	47
2.375%, 01/15/2020	100	99
2.200%, 01/15/2021	50	48
CA
4.700%, 03/15/2027	50	50
3.600%, 08/01/2020	50	50
Camelot Finance
7.875%, 10/15/2024 (A)	135	134
CDK Global
5.875%, 06/15/2026	25	26
5.000%, 10/15/2024	10	10
4.875%, 06/01/2027	70	68
CDW
5.000%, 09/01/2023	131	133
5.000%, 09/01/2025	70	69
Cisco Systems
5.900%, 02/15/2039	100	125
5.500%, 01/15/2040	100	121
4.450%, 01/15/2020	50	51
2.950%, 02/28/2026	100	96
2.500%, 09/20/2026	50	47
2.200%, 02/28/2021	50	49
1.850%, 09/20/2021	100	97
CommScope
5.000%, 06/15/2021 (A)	150	151
CommScope Technologies
6.000%, 06/15/2025 (A)	82	84
5.000%, 03/15/2027 (A)	65	63
Corning
4.375%, 11/15/2057	100	88
Dell International
8.350%, 07/15/2046 (A)	100	123
8.100%, 07/15/2036 (A)	50	59
7.125%, 06/15/2024 (A)	100	107
6.020%, 06/15/2026 (A)	100	106
5.875%, 06/15/2021 (A)	271	278
5.450%, 06/15/2023 (A)	115	121
4.420%, 06/15/2021 (A)	100	101
DXC Technology
4.750%, 04/15/2027	200	201
eBay
3.450%, 08/01/2024	50	49
2.600%, 07/15/2022	100	96
Electronic Arts
4.800%, 03/01/2026	50	53
3.700%, 03/01/2021	50	50
Entegris
4.625%, 02/10/2026 (A)	100	95
Exela Intermediate
10.000%, 07/15/2023 (A)	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fidelity National Information Services
4.750%, 05/15/2048	$50	$50
4.500%, 08/15/2046	25	24
4.250%, 05/15/2028	40	40
3.625%, 10/15/2020	112	113
3.500%, 04/15/2023	53	52
3.000%, 08/15/2026	50	46
2.250%, 08/15/2021	53	51
First Data
7.000%, 12/01/2023 (A)	465	487
5.750%, 01/15/2024 (A)	100	102
5.375%, 08/15/2023 (A)	100	101
5.000%, 01/15/2024 (A)	200	202
Fiserv
4.625%, 10/01/2020	100	103
Flex
4.750%, 06/15/2025	50	50
FLIR Systems
3.125%, 06/15/2021	150	148
Gartner
5.125%, 04/01/2025 (A)	145	146
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	115	128
Genpact Luxembourg Sarl
3.700%, 04/01/2022	100	98
Gogo Intermediate Holdings
12.500%, 07/01/2022 (A)	60	64
GTT Communications
7.875%, 12/31/2024 (A)	84	83
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	150	141
8.375%, 08/15/2022 (A)	50	48
Hewlett Packard Enterprise
6.350%, 10/15/2045	50	51
6.200%, 10/15/2035	50	52
4.900%, 10/15/2025	100	102
4.400%, 10/15/2022	50	51
3.600%, 10/15/2020	50	51
Hughes Satellite Systems
6.625%, 08/01/2026	85	81
5.250%, 08/01/2026	105	100
IBM Credit
1.800%, 01/20/2021	100	97
Infor
5.750%, 08/15/2020 (A)	20	20
Infor Software Parent
7.875% cash/0% PIK, 05/01/2021 (A)	100	101
Infor US
6.500%, 05/15/2022	101	102
Informatica
7.125%, 07/15/2023 (A)	101	103

Adviser Managed Trust / Annual Report / July 31, 2018	43

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ingram Micro
5.450%, 12/15/2024	$80	$79
Intel
4.100%, 05/11/2047	50	51
3.734%, 12/08/2047	197	189
3.700%, 07/29/2025	45	46
3.300%, 10/01/2021	100	101
2.875%, 05/11/2024	100	97
2.700%, 12/15/2022	50	49
2.600%, 05/19/2026	50	47
2.450%, 07/29/2020	85	84
International Business Machines
4.000%, 06/20/2042	100	98
3.625%, 02/12/2024	50	50
2.875%, 11/09/2022	100	98
2.500%, 01/27/2022	100	98
2.250%, 02/19/2021	100	98
j2 Cloud Services
6.000%, 07/15/2025 (A)	95	96
Jabil
3.950%, 01/12/2028	55	52
Keysight Technologies
4.600%, 04/06/2027	65	66
KLA-Tencor
4.650%, 11/01/2024	100	103
Lam Research
2.750%, 03/15/2020	100	99
Mastercard
3.375%, 04/01/2024	100	100
2.000%, 11/21/2021	90	87
Micron Technology
5.500%, 02/01/2025	40	41
Microsoft
4.500%, 10/01/2040	100	108
4.450%, 11/03/2045	100	109
4.250%, 02/06/2047	100	106
3.950%, 08/08/2056	50	50
3.700%, 08/08/2046	100	97
3.500%, 02/12/2035	50	49
3.450%, 08/08/2036	100	96
3.300%, 02/06/2027	100	99
2.875%, 02/06/2024	35	34
2.700%, 02/12/2025	100	96
2.400%, 08/08/2026	50	46
2.375%, 02/12/2022	100	98
2.375%, 05/01/2023	100	97
2.000%, 11/03/2020	100	98
2.000%, 08/08/2023	100	95
1.850%, 02/06/2020	100	99
1.550%, 08/08/2021	100	96
Motorola Solutions
4.000%, 09/01/2024	100	98

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 03/01/2023	$100	$97
NCR
6.375%, 12/15/2023	150	153
NetApp
3.375%, 06/15/2021	50	50
Nuance Communications
5.625%, 12/15/2026	115	114
NVIDIA
3.200%, 09/16/2026	50	48
2.200%, 09/16/2021	30	29
NXP BV
4.125%, 06/01/2021 (A)	150	150
3.875%, 09/01/2022 (A)	200	197
Open Text
5.875%, 06/01/2026 (A)	110	113
5.625%, 01/15/2023 (A)	40	41
Oracle
5.375%, 07/15/2040	150	174
4.375%, 05/15/2055	100	100
4.300%, 07/08/2034	100	104
4.125%, 05/15/2045	100	99
4.000%, 07/15/2046	50	48
4.000%, 11/15/2047	70	68
3.850%, 07/15/2036	50	49
3.400%, 07/08/2024	100	99
3.250%, 11/15/2027	100	97
2.950%, 11/15/2024	100	97
2.800%, 07/08/2021	75	75
2.650%, 07/15/2026	40	37
2.625%, 02/15/2023	70	68
2.400%, 09/15/2023	50	48
2.250%, 10/08/2019	50	50
1.900%, 09/15/2021	135	130
Plantronics
5.500%, 05/31/2023 (A)	126	125
PTC
6.000%, 05/15/2024	98	102
Qorvo
7.000%, 12/01/2025	2	2
5.500%, 07/15/2026 (A)	35	36
QUALCOMM
4.800%, 05/20/2045	100	101
4.650%, 05/20/2035	100	101
4.300%, 05/20/2047	130	123
3.450%, 05/20/2025	100	97
3.250%, 05/20/2027	50	47
2.900%, 05/20/2024	50	47
2.600%, 01/30/2023	100	95
Rackspace Hosting
8.625%, 11/15/2024 (A)	100	101
Riverbed Technology
8.875%, 03/01/2023 (A)	80	75

44	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
salesforce.com
3.700%, 04/11/2028	$50	$50
Seagate HDD Cayman
4.750%, 01/01/2025	100	97
Solera
10.500%, 03/01/2024 (A)	150	166
Symantec
5.000%, 04/15/2025 (A)	90	89
Texas Instruments
2.625%, 05/15/2024	100	96
1.850%, 05/15/2022	100	96
1.750%, 05/01/2020	100	98
Thomson Reuters
3.850%, 09/29/2024	125	123
TIBCO Software
11.375%, 12/01/2021 (A)	100	108
Total System Services
4.450%, 06/01/2028	50	50
3.750%, 06/01/2023	100	99
Tyco Electronics Group
3.125%, 08/15/2027	100	93
VeriSign
5.250%, 04/01/2025	100	102
Veritas US
10.500%, 02/01/2024 (A)	120	101
ViaSat
5.625%, 09/15/2025 (A)	148	140
Visa
4.300%, 12/14/2045	100	106
4.150%, 12/14/2035	130	136
3.650%, 09/15/2047	100	96
2.800%, 12/14/2022	100	98
2.200%, 12/14/2020	100	98
VMware
3.900%, 08/21/2027	30	28
2.950%, 08/21/2022	135	131
2.300%, 08/21/2020	130	127
West
8.500%, 10/15/2025 (A)	180	157
Western Digital
4.750%, 02/15/2026	200	197
Western Union
4.250%, 06/09/2023	50	50
Xerox
5.625%, 12/15/2019	100	102
3.625%, 03/15/2023	50	48
Xilinx
3.000%, 03/15/2021	50	50
		19,877

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Materials — 1.3%
Air Products & Chemicals
3.350%, 07/31/2024	$100	$99
Albemarle
4.150%, 12/01/2024	100	101
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (A)	200	213
Allegheny Technologies
7.875%, 08/15/2023	75	81
ArcelorMittal
7.000%, 10/15/2039	35	40
6.750%, 03/01/2041	20	22
6.250%, 02/25/2022	20	21
6.125%, 06/01/2025	15	16
5.500%, 03/01/2021	25	26
5.250%, 08/05/2020	30	31
Ardagh Packaging Finance Holdings
7.250%, 05/15/2024 (A)	275	287
4.625%, 05/15/2023 (A)	150	148
Axalta Coating Systems
4.875%, 08/15/2024 (A)	150	148
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	75	75
Ball
5.250%, 07/01/2025	190	195
4.375%, 12/15/2020	60	60
Barrick
5.250%, 04/01/2042	100	104
Bemis
3.100%, 09/15/2026	50	46
Berry Global
5.500%, 05/15/2022	100	101
4.500%, 02/15/2026 (A)	100	94
BHP Billiton Finance USA
5.000%, 09/30/2043	100	114
2.875%, 02/24/2022	55	54
Big River Steel
7.250%, 09/01/2025 (A)	110	114
Blue Cube Spinco
10.000%, 10/15/2025	100	116
Celanese US Holdings
5.875%, 06/15/2021	30	31
4.625%, 11/15/2022	30	31
Chemours
6.625%, 05/15/2023	80	84
5.375%, 05/15/2027	75	73
Cleveland-Cliffs
5.750%, 03/01/2025	100	97
Crown Americas
4.750%, 02/01/2026 (A)	85	80
CVR Partners
9.250%, 06/15/2023 (A)	85	90

Adviser Managed Trust / Annual Report / July 31, 2018	45

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dow Chemical
4.375%, 11/15/2042	$50	$47
4.250%, 11/15/2020	100	102
4.250%, 10/01/2034	100	96
3.500%, 10/01/2024	100	98
3.000%, 11/15/2022	50	49
E.I. du Pont de Nemours
4.900%, 01/15/2041	100	104
4.625%, 01/15/2020	100	102
2.800%, 02/15/2023	100	97
Eastman Chemical
4.650%, 10/15/2044	50	49
3.800%, 03/15/2025	100	99
Ecolab
4.350%, 12/08/2021	82	85
3.950%, 12/01/2047	20	19
3.250%, 12/01/2027	35	34
2.700%, 11/01/2026	20	18
2.375%, 08/10/2022	50	48
Fibria Overseas Finance
5.500%, 01/17/2027	50	51
4.000%, 01/14/2025	50	48
FMG Resources August 2006 Pty
4.750%, 05/15/2022 (A)	125	122
Freeport-McMoRan
4.550%, 11/14/2024	100	97
3.875%, 03/15/2023	150	144
3.100%, 03/15/2020	200	198
Georgia-Pacific
8.875%, 05/15/2031	100	146
Goldcorp
3.700%, 03/15/2023	100	100
Hecla Mining
6.875%, 05/01/2021	100	101
Hexion
10.375%, 02/01/2022 (A)	90	89
Hudbay Minerals
7.625%, 01/15/2025 (A)	50	52
International Flavors & Fragrances
4.375%, 06/01/2047	30	27
International Paper
7.500%, 08/15/2021	68	76
5.150%, 05/15/2046	100	103
4.800%, 06/15/2044	100	97
4.750%, 02/15/2022	100	104
INVISTA Finance
4.250%, 10/15/2019 (A)	100	100
Joseph T Ryerson & Son
11.000%, 05/15/2022 (A)	75	83
Koppers
6.000%, 02/15/2025 (A)	100	100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lubrizol
6.500%, 10/01/2034	$100	$130
LYB International Finance BV
4.875%, 03/15/2044	50	50
LYB International Finance ll BV
3.500%, 03/02/2027	64	61
LyondellBasell Industries
4.625%, 02/26/2055	100	94
Martin Marietta Materials
4.250%, 07/02/2024	50	51
Momentive Performance Materials
3.880%, 10/24/2021	145	153
Mosaic
4.250%, 11/15/2023	25	25
Newmont Mining
6.250%, 10/01/2039	50	58
4.875%, 03/15/2042	25	25
3.500%, 03/15/2022	100	100
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)	86	86
Nucor
6.400%, 12/01/2037	100	123
4.000%, 08/01/2023	100	102
Nutrien
5.250%, 01/15/2045	70	73
4.125%, 03/15/2035	200	185
4.000%, 12/15/2026	50	48
3.625%, 03/15/2024	50	49
3.000%, 04/01/2025	100	92
Olin
5.125%, 09/15/2027	90	88
Owens-Brockway Glass Container
5.875%, 08/15/2023 (A)	95	96
5.000%, 01/15/2022 (A)	15	15
Packaging Corp of America
2.450%, 12/15/2020	35	34
Platform Specialty Products
6.500%, 02/01/2022 (A)	168	172
PQ
6.750%, 11/15/2022 (A)	50	52
Praxair
3.200%, 01/30/2026	100	97
Rain CII Carbon
7.250%, 04/01/2025 (A)	100	103
Rayonier AM Products
5.500%, 06/01/2024 (A)	100	94
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	100	101
5.125%, 07/15/2023 (A)	150	149
Rio Tinto Finance USA
3.750%, 06/15/2025	150	150

46	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
RPM International
5.250%, 06/01/2045	$50	$51
Sherwin-Williams
4.500%, 06/01/2047	129	127
3.125%, 06/01/2024	25	24
2.250%, 05/15/2020	50	49
Sonoco Products
5.750%, 11/01/2040	100	112
Southern Copper
6.750%, 04/16/2040	100	119
3.875%, 04/23/2025	60	60
SPCM
4.875%, 09/15/2025 (A)	75	72
Standard Industries
6.000%, 10/15/2025 (A)	100	101
5.500%, 02/15/2023 (A)	100	102
5.375%, 11/15/2024 (A)	50	50
4.750%, 01/15/2028 (A)	185	169
Steel Dynamics
5.500%, 10/01/2024	100	102
SunCoke Energy Partners
7.500%, 06/15/2025 (A)	147	152
Teck Resources
8.500%, 06/01/2024 (A)	50	55
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	75	74
Tronox
6.500%, 04/15/2026 (A)	100	99
United States Steel
6.875%, 08/15/2025	121	124
US Concrete
6.375%, 06/01/2024	100	100
Vale Overseas
6.250%, 08/10/2026	100	110
4.375%, 01/11/2022	40	41
Vulcan Materials
4.700%, 03/01/2048 (A)	50	47
WestRock
3.000%, 09/15/2024 (A)	100	95
WR Grace & Company
5.125%, 10/01/2021 (A)	100	102
		10,470

Real Estate — 1.2%
Alexandria Real Estate Equities
4.600%, 04/01/2022	100	103
American Campus Communities Operating Partnership
3.625%, 11/15/2027	80	75
3.350%, 10/01/2020	50	50
American Tower
4.000%, 06/01/2025	100	99

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.450%, 09/15/2021	$150	$149
3.300%, 02/15/2021	100	99
3.125%, 01/15/2027	100	91
2.800%, 06/01/2020	100	99
AvalonBay Communities MTN
3.500%, 11/15/2024	100	99
3.500%, 11/15/2025	100	98
3.350%, 05/15/2027	50	48
Boston Properties
3.200%, 01/15/2025	50	47
3.125%, 09/01/2023	150	146
Brixmor Operating Partnership
4.125%, 06/15/2026	25	24
3.875%, 08/15/2022	30	30
3.650%, 06/15/2024	50	48
3.250%, 09/15/2023	50	48
CBL & Associates
5.950%, 12/15/2026	150	129
Corporate Office Properties
5.000%, 07/01/2025	50	51
Crown Castle International
5.250%, 01/15/2023	125	131
4.750%, 05/15/2047	25	24
4.450%, 02/15/2026	65	65
4.000%, 03/01/2027	20	19
3.800%, 02/15/2028	50	48
3.650%, 09/01/2027	35	33
3.400%, 02/15/2021	55	55
3.200%, 09/01/2024	35	33
3.150%, 07/15/2023	30	29
2.250%, 09/01/2021	55	53
CubeSmart
3.125%, 09/01/2026	50	46
CyrusOne
5.000%, 03/15/2024	100	100
DDR
4.700%, 06/01/2027	35	35
3.625%, 02/01/2025	87	82
Digital Realty Trust
3.950%, 07/01/2022	100	101
3.700%, 08/15/2027	50	48
2.750%, 02/01/2023	50	47
Duke Realty
3.875%, 10/15/2022	50	50
EPR Properties
4.750%, 12/15/2026	50	49
Equinix
5.875%, 01/15/2026	150	155
5.375%, 01/01/2022	100	104
5.375%, 05/15/2027	40	40
ERP Operating
4.000%, 08/01/2047	50	47

Adviser Managed Trust / Annual Report / July 31, 2018	47

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 06/01/2025	$100	$98
3.250%, 08/01/2027	50	47
Essex Portfolio
4.500%, 03/15/2048	50	48
3.375%, 04/15/2026	50	48
Federal Realty Investment Trust
4.500%, 12/01/2044	50	50
Five Point Operating
7.875%, 11/15/2025 (A)	100	101
GLP Capital
5.750%, 06/01/2028	40	40
5.375%, 11/01/2023	50	52
5.375%, 04/15/2026	200	203
Greystar Real Estate Partners
5.750%, 12/01/2025 (A)	80	78
HCP
4.000%, 12/01/2022	50	50
4.000%, 06/01/2025	100	98
Healthcare Trust of America Holdings
3.500%, 08/01/2026	40	37
Highwoods Realty
3.200%, 06/15/2021	100	98
Hospitality Properties Trust
4.950%, 02/15/2027	70	69
4.500%, 03/15/2025	50	49
4.375%, 02/15/2030	50	46
3.950%, 01/15/2028	30	27
Host Hotels & Resorts
4.000%, 06/15/2025	65	63
3.875%, 04/01/2024	50	49
Howard Hughes
5.375%, 03/15/2025 (A)	100	98
Hudson Pacific Properties
3.950%, 11/01/2027	50	47
Iron Mountain
6.000%, 08/15/2023	100	102
4.875%, 09/15/2027 (A)	125	115
Kennedy-Wilson
5.875%, 04/01/2024	190	185
Kilroy Realty
4.375%, 10/01/2025	100	100
Kimco Realty
4.450%, 09/01/2047	50	46
3.200%, 05/01/2021	120	119
Lamar Media
5.375%, 01/15/2024	100	102
Liberty Property
3.375%, 06/15/2023	95	93
Life Storage
3.875%, 12/15/2027	50	47

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MGM Growth Properties Operating Partnership
5.625%, 05/01/2024	$108	$111
4.500%, 09/01/2026	135	127
Mid-America Apartments
4.000%, 11/15/2025	50	49
3.600%, 06/01/2027	50	48
MPT Operating Partnership
6.375%, 03/01/2024	100	105
5.250%, 08/01/2026	75	74
National Retail Properties
4.000%, 11/15/2025	65	64
3.600%, 12/15/2026	50	47
3.500%, 10/15/2027	50	47
Outfront Media Capital
5.625%, 02/15/2024	200	202
Physicians Realty
3.950%, 01/15/2028	50	47
Prologis
3.750%, 11/01/2025	65	65
Public Storage
3.094%, 09/15/2027	30	28
2.370%, 09/15/2022	100	96
QCP SNF West
8.125%, 11/01/2023 (A)	100	109
Realogy Group
5.250%, 12/01/2021 (A)	100	100
4.875%, 06/01/2023 (A)	50	47
Realty Income
4.650%, 08/01/2023	150	155
3.250%, 10/15/2022	60	59
Regency Centers
4.400%, 02/01/2047	35	33
3.600%, 02/01/2027	30	29
Sabra Health Care
5.500%, 02/01/2021	50	51
SBA Communications
4.875%, 07/15/2022	100	100
4.875%, 09/01/2024	150	145
4.000%, 10/01/2022	65	63
Select Income
4.500%, 02/01/2025	100	97
Simon Property Group
4.250%, 11/30/2046	50	49
3.500%, 09/01/2025	150	147
3.250%, 11/30/2026	50	48
2.750%, 06/01/2023	50	48
2.625%, 06/15/2022	50	48
2.500%, 09/01/2020	100	99
Tanger Properties
3.125%, 09/01/2026	50	45

48	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
UDR MTN
3.750%, 07/01/2024	$100	$98
Uniti Group
8.250%, 10/15/2023	110	103
7.125%, 12/15/2024 (A)	100	91
6.000%, 04/15/2023 (A)	33	32
Ventas Realty
4.000%, 03/01/2028	100	97
3.250%, 10/15/2026	50	46
2.700%, 04/01/2020	80	79
VEREIT Operating Partnership
4.875%, 06/01/2026	30	30
4.600%, 02/06/2024	25	25
4.125%, 06/01/2021	20	20
3.950%, 08/15/2027	40	38
Vornado Realty
3.500%, 01/15/2025	50	48
Washington Prime Group
5.950%, 08/15/2024	50	49
Welltower
6.500%, 03/15/2041	70	84
4.950%, 01/15/2021	145	149
4.250%, 04/01/2026	50	50
WeWork
7.875%, 05/01/2025 (A)	130	126
Weyerhaeuser
7.375%, 03/15/2032	100	127
WP Carey
4.600%, 04/01/2024	50	50
		9,256

Telecommunication Services — 1.9%
Acosta
7.750%, 10/01/2022 (A)	130	64
Altice Financing
7.500%, 05/15/2026 (A)	425	414
6.625%, 02/15/2023 (A)	100	101
Altice France
8.125%, 02/01/2027 (A)	200	204
7.375%, 05/01/2026 (A)	450	445
6.250%, 05/15/2024 (A)	225	224
6.000%, 05/15/2022 (A)	300	309
Altice Luxembourg
7.750%, 05/15/2022 (A)	150	149
7.625%, 02/15/2025 (A)	250	232
Altice US Finance l
5.500%, 05/15/2026 (A)	78	77
5.375%, 07/15/2023 (A)	150	151
America Movil
6.375%, 03/01/2035	100	119
6.125%, 03/30/2040	100	117
5.000%, 03/30/2020	50	51

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AT&T
6.000%, 08/15/2040	$100	$106
5.700%, 03/01/2057	250	253
5.650%, 02/15/2047	50	52
5.450%, 03/01/2047	100	101
5.250%, 03/01/2037	50	50
5.150%, 03/15/2042	150	145
5.150%, 02/15/2050 (A)	200	191
4.900%, 08/15/2037 (A)	200	193
4.750%, 05/15/2046	235	215
4.500%, 05/15/2035	250	234
4.350%, 06/15/2045	100	87
4.250%, 03/01/2027	150	148
4.100%, 02/15/2028 (A)	116	112
3.950%, 01/15/2025	100	98
3.900%, 03/11/2024	100	99
3.800%, 03/01/2024	50	50
3.400%, 05/15/2025	150	142
3.200%, 03/01/2022	265	261
Block Communications
6.875%, 02/15/2025 (A)	50	50
British Telecommunications
9.625%, 12/15/2030	150	216
CenturyLink
7.500%, 04/01/2024	100	105
Cequel Communications Holdings
5.125%, 12/15/2021 (A)	200	200
Cincinnati Bell
7.000%, 07/15/2024 (A)	135	120
Consolidated Communications
6.500%, 10/01/2022	100	93
Deutsche Telekom International Finance
8.750%, 06/15/2030	200	271
Frontier Communications
11.000%, 09/15/2025	370	300
10.500%, 09/15/2022	210	191
8.500%, 04/01/2026 (A)	145	139
6.875%, 01/15/2025	100	63
Inmarsat Finance
4.875%, 05/15/2022 (A)	100	99
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	60	64
8.000%, 02/15/2024 (A)	200	211
Koninklijke
8.375%, 10/01/2030	50	65
Level 3 Financing
6.125%, 01/15/2021	5	5
5.375%, 08/15/2022	100	100
5.375%, 01/15/2024	40	40
5.375%, 05/01/2025	50	49
5.250%, 03/15/2026	100	96
5.125%, 05/01/2023	100	99

Adviser Managed Trust / Annual Report / July 31, 2018	49

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Level 3 Parent
5.750%, 12/01/2022	$100	$100
Midcontinent Communications
6.875%, 08/15/2023 (A)	75	79
Nokia
4.375%, 06/12/2027	25	23
3.375%, 06/12/2022	120	116
Orange
9.000%, 03/01/2031	100	140
5.500%, 02/06/2044	25	28
1.625%, 11/03/2019	100	98
Rogers Communications
5.000%, 03/15/2044	100	105
4.300%, 02/15/2048	40	39
2.900%, 11/15/2026	100	92
Sable lnternational Finance
6.875%, 08/01/2022 (A)	200	209
Sprint
7.875%, 09/15/2023	400	427
7.625%, 02/15/2025	200	209
7.625%, 03/01/2026	185	192
7.250%, 09/15/2021	215	226
7.125%, 06/15/2024	150	154
Telecom Italia
5.303%, 05/30/2024 (A)	200	200
Telefonica Emisiones
7.045%, 06/20/2036	100	122
5.134%, 04/27/2020	100	103
4.895%, 03/06/2048	150	146
4.665%, 03/06/2038	150	144
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	200	182
Telesat Canada
8.875%, 11/15/2024 (A)	120	129
TELUS
4.600%, 11/16/2048	25	25
T-Mobile
6.500%, 01/15/2026	150	157
6.375%, 03/01/2025	300	313
T-Mobile USA
6.500%, 01/15/2024	150	156
6.000%, 03/01/2023	200	206
5.375%, 04/15/2027	100	99
4.500%, 02/01/2026	160	150
Verizon Communications
5.012%, 08/21/2054	179	178
4.812%, 03/15/2039	100	101
4.672%, 03/15/2055	117	110
4.522%, 09/15/2048	153	146
4.500%, 08/10/2033	100	99
4.329%, 09/21/2028 (A)	256	258
4.125%, 08/15/2046	50	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.376%, 02/15/2025	$200	$194
2.625%, 08/15/2026	150	136
Videotron
5.375%, 06/15/2024 (A)	100	103
5.125%, 04/15/2027 (A)	100	98
Virgin Media Secured Finance
5.250%, 01/15/2026 (A)	250	235
Vodafone Group
6.150%, 02/27/2037	200	226
5.250%, 05/30/2048	75	78
5.000%, 05/30/2038	40	41
4.375%, 05/30/2028	70	70
4.125%, 05/30/2025	25	25
3.750%, 01/16/2024	45	45
2.950%, 02/19/2023	100	96
Wind Tre
5.000%, 01/20/2026 (A)	200	180
Windstream Services
8.750%, 12/15/2024 (A)	64	41
8.625%, 10/31/2025 (A)	125	117
6.375%, 08/01/2023	50	29
WTT Investment
5.500%, 11/21/2022 (A)	200	193
Zayo Group
6.375%, 05/15/2025	200	207
6.000%, 04/01/2023	70	72
5.750%, 01/15/2027 (A)	75	74
Ziggo Bond Finance BV
6.000%, 01/15/2027 (A)	200	183
Ziggo BV
5.500%, 01/15/2027 (A)	150	143
		15,662

Utilities — 1.8%
AEP Texas
3.800%, 10/01/2047	100	93
AEP Transmission
3.750%, 12/01/2047	50	46
AES
6.000%, 05/15/2026	100	104
4.500%, 03/15/2023	45	45
Alabama Power
3.750%, 03/01/2045	100	94
Ameren
2.700%, 11/15/2020	100	99
Ameren Illinois
3.800%, 05/15/2028	25	25
3.250%, 03/01/2025	100	98
American Water Capital
6.593%, 10/15/2037	100	131
AmeriGas Partners
5.875%, 08/20/2026	120	117

50	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 05/20/2027	$100	$95
5.625%, 05/20/2024	70	69
5.500%, 05/20/2025	90	87
Appalachian Power
7.000%, 04/01/2038	100	132
4.450%, 06/01/2045	100	102
3.400%, 06/01/2025	50	49
Arizona Public Service
2.950%, 09/15/2027	100	94
Atmos Energy
4.125%, 10/15/2044	100	99
Avangrid
3.150%, 12/01/2024	50	48
Baltimore Gas & Electric
2.400%, 08/15/2026	50	45
Berkshire Hathaway Energy
6.125%, 04/01/2036	47	58
4.450%, 01/15/2049 (A)	250	253
3.800%, 07/15/2048	25	23
3.250%, 04/15/2028	30	29
2.800%, 01/15/2023	40	39
2.375%, 01/15/2021	25	24
Black Hills
3.950%, 01/15/2026	50	49
Calpine
6.000%, 01/15/2022 (A)	200	204
5.750%, 01/15/2025	200	184
5.500%, 02/01/2024	70	65
5.375%, 01/15/2023	100	95
CenterPoint Energy
2.500%, 09/01/2022	50	48
CenterPoint Energy Houston Electric
4.500%, 04/01/2044	100	107
CenterPoint Energy Resources
4.500%, 01/15/2021	50	51
Cleco Corporate Holdings
4.973%, 05/01/2046	35	35
3.743%, 05/01/2026	50	47
CMS Energy
3.450%, 08/15/2027	50	48
Commonwealth Edison
4.000%, 03/01/2048	100	99
3.700%, 03/01/2045	50	46
2.950%, 08/15/2027	100	94
Connecticut Light & Power
4.300%, 04/15/2044	100	104
4.150%, 06/01/2045	100	101
Consolidated Edison
2.000%, 05/15/2021	100	97
Consolidated Edison of New York
6.300%, 08/15/2037	100	126
4.450%, 03/15/2044	100	103

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.300%, 12/01/2056	$100	$98
Consumers Energy
4.050%, 05/15/2048	100	100
3.950%, 05/15/2043	50	50
2.850%, 05/15/2022	100	99
Delmarva Power & Light
4.150%, 05/15/2045	50	49
Dominion Energy
4.050%, 09/15/2042	100	92
2.850%, 08/15/2026	30	28
2.579%, 07/01/2020	50	49
2.500%, 12/01/2019	100	100
Dominion Energy Gas Holdings
4.600%, 12/15/2044	25	25
3.600%, 12/15/2024	100	98
2.500%, 12/15/2019	50	49
DTE Electric
3.750%, 08/15/2047	100	95
3.700%, 03/15/2045	50	46
3.700%, 06/01/2046	50	47
DTE Energy
3.300%, 06/15/2022	50	49
2.850%, 10/01/2026	50	46
2.400%, 12/01/2019	125	124
Duke Energy
3.750%, 04/15/2024	100	100
3.150%, 08/15/2027	100	93
Duke Energy Carolinas
4.250%, 12/15/2041	100	101
3.950%, 03/15/2048	50	49
3.050%, 03/15/2023	50	49
2.950%, 12/01/2026	100	95
Duke Energy Florida
4.200%, 07/15/2048	100	101
3.800%, 07/15/2028	100	101
3.200%, 01/15/2027	50	48
Duke Energy Indiana
3.750%, 05/15/2046	50	46
Duke Energy Ohio
3.700%, 06/15/2046	14	13
Duke Energy Progress
4.150%, 12/01/2044	50	50
Edison International
4.125%, 03/15/2028	50	50
2.950%, 03/15/2023	50	48
2.400%, 09/15/2022	80	76
El Paso Electric
5.000%, 12/01/2044	50	50
Emera US Finance
4.750%, 06/15/2046	35	35
3.550%, 06/15/2026	85	80

Adviser Managed Trust / Annual Report / July 31, 2018	51

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Entergy
5.125%, 09/15/2020	$50	$51
4.000%, 07/15/2022	100	102
2.950%, 09/01/2026	100	92
Entergy Arkansas
3.700%, 06/01/2024	100	101
Entergy Mississippi
2.850%, 06/01/2028	25	23
Evergy
4.850%, 06/01/2021	55	56
Eversource Energy
3.150%, 01/15/2025	100	96
Exelon
5.625%, 06/15/2035	100	113
5.100%, 06/15/2045	100	106
3.950%, 06/15/2025	100	99
Exelon Generation
5.600%, 06/15/2042	100	101
2.950%, 01/15/2020	100	99
FirstEnergy
7.375%, 11/15/2031	70	90
4.250%, 03/15/2023	40	41
Florida Power & Light
5.950%, 02/01/2038	100	123
4.125%, 06/01/2048	50	51
4.050%, 10/01/2044	100	100
Fortis
3.055%, 10/04/2026	100	92
Georgia Power
4.300%, 03/15/2042	125	126
Interstate Power & Light
3.700%, 09/15/2046	50	45
ITC Holdings
3.250%, 06/30/2026	30	28
Kansas City Power & Light
4.200%, 06/15/2047	100	98
Kentucky Utilities
5.125%, 11/01/2040	94	106
MidAmerican Energy
3.950%, 08/01/2047	50	48
3.650%, 08/01/2048	50	46
3.100%, 05/01/2027	50	48
National Fuel Gas
5.200%, 07/15/2025	100	103
3.950%, 09/15/2027	100	94
Nevada Power
2.750%, 04/15/2020	50	50
NextEra Energy Capital Holdings
2.400%, 09/15/2019	50	50
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	108	101
4.250%, 09/15/2024 (A)	36	35

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NiSource
5.950%, 06/15/2041	$100	$118
5.650%, 02/01/2045	50	57
3.950%, 03/30/2048	100	92
3.490%, 05/15/2027	50	48
Northern States Power
4.125%, 05/15/2044	100	100
2.200%, 08/15/2020	50	49
NRG Energy
6.625%, 01/15/2027	75	77
6.250%, 07/15/2022	50	52
6.250%, 05/01/2024	250	257
5.750%, 01/15/2028 (A)	109	108
NRG Yield Operating
5.375%, 08/15/2024	100	99
NSTAR Electric
3.200%, 05/15/2027	100	95
Ohio Edison
6.875%, 07/15/2036	100	130
Oklahoma Gas & Electric
3.850%, 08/15/2047	50	47
Oncor Electric Delivery
2.950%, 04/01/2025	50	48
Pacific Gas & Electric
5.800%, 03/01/2037	100	107
4.750%, 02/15/2044	50	48
4.300%, 03/15/2045	30	27
PacifiCorp
3.600%, 04/01/2024	50	50
Piedmont Natural Gas
3.640%, 11/01/2046	25	22
Pinnacle West Capital
2.250%, 11/30/2020	45	44
Potomac Electric Power
6.500%, 11/15/2037	100	128
PPF Capital Funding
4.000%, 09/15/2047	100	91
3.400%, 06/01/2023	100	98
PPL Electric Utilities
4.150%, 10/01/2045	100	100
Progress Energy
4.400%, 01/15/2021	100	103
PSEG Power
8.625%, 04/15/2031	100	131
Public Service Electric & Gas MTN
3.000%, 05/15/2027	100	95
Public Service Enterprise Group
2.000%, 11/15/2021	100	95
San Diego Gas & Electric
3.750%, 06/01/2047	50	46
Sempra Energy
3.800%, 02/01/2038	100	92

52	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.900%, 02/01/2023	$15	$14
2.850%, 11/15/2020	100	99
2.400%, 03/15/2020	50	49
South Carolina Electric & Gas
5.100%, 06/01/2065	100	102
Southern
4.400%, 07/01/2046	100	100
4.250%, 07/01/2036	30	29
3.250%, 07/01/2026	50	47
2.950%, 07/01/2023	100	97
2.350%, 07/01/2021	50	49
Southern California Edison
4.650%, 10/01/2043	100	103
3.700%, 08/01/2025	60	60
3.500%, 10/01/2023	50	50
Southern California Gas
4.125%, 06/01/2048	100	100
Southern Gas Capital
3.500%, 09/15/2021	100	100
Southern Power
4.950%, 12/15/2046	100	99
4.150%, 12/01/2025	50	50
2.500%, 12/15/2021	50	48
2.375%, 06/01/2020	50	49
Southwestern Electric Power
3.900%, 04/01/2045	50	46
Suburban Propane Partners
5.500%, 06/01/2024	50	48
Talen Energy Supply
10.500%, 01/15/2026 (A)	100	86
6.500%, 06/01/2025	128	94
TECO Finance
5.150%, 03/15/2020	100	103
TerraForm Power Operating
5.000%, 01/31/2028 (A)	147	138
4.250%, 01/31/2023 (A)	70	68
Union Electric
3.650%, 04/15/2045	100	93
Virginia Electric & Power
8.875%, 11/15/2038	50	77
4.200%, 05/15/2045	25	25
3.800%, 09/15/2047	50	47
2.750%, 03/15/2023	50	49
Vistra Energy
8.000%, 01/15/2025 (A)	200	217
7.375%, 11/01/2022	200	209
Washington Gas Light MTN
3.796%, 09/15/2046	35	32
WEC Energy Group
3.550%, 06/15/2025	100	99
2.450%, 06/15/2020	50	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Xcel Energy
4.700%, 05/15/2020	$125	$128
4.000%, 06/15/2028	50	50
2.600%, 03/15/2022	50	48
		14,349

Total Corporate Obligations (Cost $259,234) ($ Thousands)		253,969

U.S. TREASURY OBLIGATIONS — 26.6%
U.S. Treasury Bonds
7.125%, 02/15/2023	4,000	4,726
6.250%, 08/15/2023	2,500	2,898
5.375%, 02/15/2031	500	624
5.000%, 05/15/2037	1,250	1,606
4.750%, 02/15/2037	1,750	2,183
4.750%, 02/15/2041	1,010	1,287
4.500%, 02/15/2036	1,000	1,204
4.500%, 05/15/2038	150	183
4.375%, 02/15/2038	1,000	1,199
4.375%, 05/15/2040	750	907
4.250%, 05/15/2039	250	297
3.875%, 08/15/2040	1,225	1,385
3.750%, 08/15/2041	1,000	1,112
3.625%, 02/15/2044	1,680	1,841
3.500%, 02/15/2039	300	321
3.375%, 05/15/2044	1,055	1,110
3.125%, 08/15/2044	800	806
3.125%, 05/15/2048	500	504
3.000%, 11/15/2044	3,025	2,980
3.000%, 05/15/2045	700	690
3.000%, 11/15/2045	1,500	1,477
3.000%, 02/15/2047	2,350	2,313
3.000%, 05/15/2047	1,500	1,475
3.000%, 02/15/2048	1,000	984
2.875%, 05/15/2043	3,125	3,014
2.875%, 08/15/2045	750	721
2.875%, 11/15/2046	2,750	2,641
2.750%, 08/15/2047	1,000	936
2.750%, 11/15/2047	700	655
2.500%, 02/15/2045	500	447
2.500%, 02/15/2046	700	624
2.500%, 05/15/2046	650	579
2.250%, 02/15/2027	2,500	2,367
2.250%, 08/15/2046	1,600	1,350
U.S. Treasury Notes
3.625%, 02/15/2020	2,250	2,284
3.625%, 02/15/2021	2,500	2,553
3.500%, 05/15/2020	2,000	2,029
3.125%, 05/15/2021	6,250	6,310
2.750%, 02/15/2024	750	745

Adviser Managed Trust / Annual Report / July 31, 2018	53

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.750%, 02/15/2028	$3,000	$2,946
2.625%, 08/15/2020	500	500
2.500%, 03/31/2023	5,000	4,926
2.500%, 05/15/2024	2,450	2,399
2.500%, 01/31/2025	3,000	2,926
2.375%, 01/31/2023	3,000	2,942
2.375%, 05/15/2027	2,000	1,911
2.250%, 07/31/2021	4,000	3,940
2.250%, 12/31/2023	2,000	1,938
2.250%, 01/31/2024	1,000	968
2.250%, 11/15/2024	1,000	962
2.250%, 12/31/2024	2,000	1,923
2.250%, 11/15/2025	3,500	3,343
2.250%, 08/15/2027	2,000	1,887
2.250%, 11/15/2027	500	471
2.125%, 08/31/2020	1,000	989
2.125%, 01/31/2021	1,500	1,478
2.125%, 09/30/2021	2,500	2,451
2.125%, 12/31/2021	1,000	978
2.125%, 02/29/2024	1,500	1,442
2.125%, 03/31/2024	1,500	1,441
2.125%, 05/15/2025	2,500	2,377
2.000%, 10/31/2021	2,000	1,951
2.000%, 11/15/2021	5,000	4,877
2.000%, 02/15/2022	3,000	2,920
2.000%, 10/31/2022	2,000	1,934
2.000%, 11/30/2022	1,000	966
2.000%, 05/31/2024	1,000	952
2.000%, 02/15/2025	2,850	2,694
2.000%, 08/15/2025	1,200	1,129
1.875%, 01/31/2022	4,500	4,362
1.875%, 02/28/2022	2,000	1,937
1.875%, 03/31/2022	1,500	1,451
1.875%, 04/30/2022	3,000	2,901
1.875%, 07/31/2022	3,000	2,893
1.875%, 08/31/2024	1,000	943
1.750%, 12/31/2020	3,500	3,421
1.750%, 11/30/2021	4,000	3,868
1.750%, 05/31/2022	1,500	1,442
1.750%, 01/31/2023	2,000	1,909
1.750%, 05/15/2023	1,750	1,665
1.625%, 08/31/2022	2,000	1,908
1.625%, 05/31/2023	2,000	1,890
1.625%, 02/15/2026	2,650	2,415
1.625%, 05/15/2026	2,000	1,817
1.500%, 07/15/2020	2,000	1,955
1.500%, 02/28/2023	750	707
1.500%, 03/31/2023	2,000	1,884
1.500%, 08/15/2026	3,500	3,138
1.375%, 09/30/2019	5,000	4,935
1.375%, 02/15/2020	750	736
1.375%, 05/31/2020	750	733

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.375%, 01/31/2021	$3,500	$3,385
1.375%, 04/30/2021	4,000	3,855
1.375%, 05/31/2021	3,000	2,887
1.375%, 08/31/2023	1,500	1,395
1.375%, 09/30/2023	1,000	929
1.250%, 03/31/2021	5,000	4,808
1.250%, 10/31/2021	3,000	2,857
1.125%, 04/30/2020	1,000	974
1.125%, 02/28/2021	3,500	3,359
1.125%, 06/30/2021	5,000	4,772
1.125%, 07/31/2021	5,500	5,240
1.125%, 09/30/2021	1,500	1,425
1.000%, 08/31/2019	5,000	4,921
1.000%, 11/15/2019	2,000	1,961

Total U.S. Treasury Obligations (Cost $222,437) ($ Thousands)		215,606

MORTGAGE-BACKED SECURITIES — 22.4%

Agency Mortgage-Backed Obligations — 21.4%
FHLMC
5.500%, 10/01/2038 to 06/01/2041	1,222	1,317
5.000%, 09/01/2023 to 11/01/2041	1,961	2,081
4.500%, 08/01/2040 to 02/01/2045	2,535	2,648
4.000%, 03/01/2019 to 05/01/2048	8,582	8,770
3.500%, 10/01/2020 to 02/01/2048	15,323	15,252
3.000%, 09/01/2029 to 01/01/2047	12,595	12,232
2.500%, 10/01/2029 to 06/01/2031	3,038	2,941
FHLMC Multifamily Structured Pass-Through Certificates, Ser K005, Cl A2
4.317%, 11/25/2019	755	765
FHLMC Multifamily Structured Pass-Through Certificates, Ser K007, Cl A2
4.224%, 03/25/2020	752	765
FHLMC Multifamily Structured Pass-Through Certificates, Ser K030, Cl A2
3.250%, 04/25/2023 (D)	500	502
FHLMC Multifamily Structured Pass-Through Certificates, Ser K054, Cl A2
2.745%, 01/25/2026	400	384
FHLMC Multifamily Structured Pass-Through Certificates, Ser K067, Cl AM
3.276%, 08/25/2027	200	195
FNMA
6.000%, 07/01/2036 to 10/01/2039	736	802
5.500%, 01/01/2035 to 09/01/2041	2,149	2,324
5.000%, 07/01/2040 to 05/01/2042	3,066	3,279
4.500%, 04/01/2019 to 04/01/2047	5,457	5,705
4.000%, 09/01/2018 to 02/01/2048	11,550	11,766
3.500%, 01/01/2027 to 12/01/2047	23,976	23,910
3.000%, 08/01/2029 to 01/01/2047	23,641	23,082
2.500%, 07/01/2028 to 03/01/2043	4,486	4,354

54	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser 2012-M2, Cl A2
2.717%, 02/25/2022	$467	$461
FNMA, Ser 2014-M11, Cl 2A
3.301%, 08/25/2026 (D)	467	465
FNMA, Ser 2015-M1, Cl A2
2.532%, 09/25/2024	350	334
FNMA, Ser 2018-M1, Cl A2
2.986%, 12/25/2027 (D)	115	110
GNMA
6.500%, 11/15/2038	94	106
5.500%, 01/15/2033 to 10/20/2043	1,007	1,092
5.000%, 10/15/2033 to 11/20/2046	1,500	1,589
4.500%, 04/15/2040 to 04/20/2047	4,154	4,372
4.000%, 04/15/2040 to 05/20/2047	7,876	8,102
3.500%, 06/20/2042 to 08/20/2047	19,715	19,781
3.000%, 05/15/2042 to 05/20/2047	13,946	13,667
		173,153

Non-Agency Mortgage-Backed Obligations — 1.0%
BANK, Ser 2017-BNK7, Cl A4
3.175%, 09/15/2060	200	191
CD Mortgage Trust, Ser 2017-CD6, Cl A5
3.456%, 11/13/2050	150	146
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A4
3.024%, 09/10/2045	550	543
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl A5
3.855%, 05/10/2047	265	269
COMM Mortgage Trust, Ser 2015-PC1, Cl A4
3.620%, 07/10/2050	240	239
COMM Mortgage Trust, Ser 2017-COR2, Cl A3
3.510%, 09/10/2050	300	292
Commercial Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	270	275
Commercial Mortgage Trust, Ser 2014-UBS3, Cl A3
3.546%, 06/10/2047	700	699
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A4
3.718%, 08/15/2048	245	246
CSAIL Commercial Mortgage Trust, Ser 2017- CX10, Cl A5
3.458%, 11/15/2050 (D)	325	315
CSMC Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/2049 (D)	350	350
GS Mortgage Securities Trust, Ser 2014- GC20, Cl A5
3.998%, 04/10/2047	265	271

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014- GC20, Cl AS
4.258%, 04/10/2047	$297	$297
GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4
3.430%, 08/10/2050	500	486
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C14, Cl AS
4.409%, 08/15/2046 (D)	295	303
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047	500	506
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A3
3.592%, 06/15/2047	500	503
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl A3
2.791%, 11/15/2049	500	467
UBS Commercial Mortgage Trust, Ser 2018- C10, Cl A4
4.313%, 05/15/2051	200	207
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	305	302
Wells Fargo Commercial Mortgage Trust, Ser 2015-C31, Cl A4
3.695%, 11/15/2048	500	499
Wells Fargo Commercial Mortgage Trust, Ser 2017-RC1, Cl A4
3.631%, 01/15/2060	300	295
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A5
4.101%, 03/15/2047	250	257
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl A4
3.488%, 09/15/2057	300	298
		8,256
Total Mortgage-Backed Securities (Cost $188,171) ($ Thousands)		181,409

SOVEREIGN DEBT — 15.7%
Angolan Government International Bond
9.500%, 11/12/2025 (A)	300	340
9.375%, 05/08/2048 (A)	200	212
Argentine Republic Government International Bond
8.280%, 12/31/2033	210	201
7.625%, 04/22/2046	500	424
7.500%, 04/22/2026	650	619
7.125%, 07/06/2036	500	409

Adviser Managed Trust / Annual Report / July 31, 2018	55

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
6.875%, 04/22/2021		$1,150	$1,067
6.625%, 07/06/2028		200	177
5.875%, 01/11/2028		650	548
5.625%, 01/26/2022		400	381
4.625%, 01/11/2023		450	404
2.500%, 3.75%, 3/31/2019, 12/31/2038 (C)		600	362
Armenia Government International Bond
7.150%, 03/26/2025		200	216
Azerbaijan Government International Bond
4.750%, 03/18/2024 (A)		200	200
3.500%, 09/01/2032 (A)		150	128
Bahamas Government International Bond
6.000%, 11/21/2028 (A)		200	203
Bahrain Government International Bond
7.500%, 09/20/2047 (A)		300	266
7.000%, 01/26/2026 (A)		200	192
6.750%, 09/20/2029 (A)		200	182
6.125%, 07/05/2022 (A)		200	196
5.875%, 01/26/2021 (A)		200	199
5.500%, 03/31/2020 (A)		150	149
Belarus Government International Bond
6.875%, 02/28/2023 (A)		200	209
Belize Government International Bond
4.938%, 02/20/2034		100	60
Bolivian Government International Bond
4.500%, 03/20/2028 (A)		200	182
Brazilian Government International Bond
8.875%, 04/15/2024		100	121
8.250%, 01/20/2034		350	423
7.125%, 01/20/2037		200	225
6.000%, 04/07/2026		550	582
5.625%, 01/07/2041		550	510
5.000%, 01/27/2045		350	297
4.875%, 01/22/2021		300	307
4.625%, 01/13/2028		200	188
4.250%, 01/07/2025		500	485
2.625%, 01/05/2023		300	278
Bundesobligation
0.250%, 10/16/2020	EUR	230	274
0.097%, 04/17/2020 (B)		175	207
-0.438%, 04/08/2022 (B)(E)		250	296
Bundesrepublik Deutschland Bundesanleihe
4.750%, 07/04/2034		273	513
2.500%, 07/04/2044		255	400
2.000%, 08/15/2023		490	637
0.500%, 02/15/2025		760	910
Canadian Government International Bond
3.500%, 12/01/2045	CAD	175	164
2.250%, 06/01/2025		419	321
0.750%, 09/01/2020		605	452

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Chile Government International Bond
3.875%, 08/05/2020	$150	$152
3.860%, 06/21/2047	300	286
3.240%, 02/06/2028	200	192
3.125%, 01/21/2026	200	192
China Government International Bond
2.625%, 11/02/2027	200	189
Colombia Government International Bond
7.375%, 09/18/2037	300	378
6.125%, 01/18/2041	500	564
5.625%, 02/26/2044	200	215
5.000%, 06/15/2045	500	497
4.500%, 01/28/2026	200	205
4.375%, 07/12/2021	300	307
4.000%, 02/26/2024	300	301
3.875%, 04/25/2027	400	390
2.625%, 03/15/2023	150	143
Costa Rica Government International Bond
7.000%, 04/04/2044 (A)	200	206
4.375%, 04/30/2025 (A)	200	190
Croatia Government International Bond
6.750%, 11/05/2019	100	104
6.625%, 07/14/2020 (A)	100	105
6.375%, 03/24/2021	150	160
6.000%, 01/26/2024	200	218
5.500%, 04/04/2023	250	266
Dominican Republic Government
International Bond
7.500%, 05/06/2021	100	106
7.450%, 04/30/2044	150	162
6.875%, 01/29/2026 (A)	200	214
6.850%, 01/27/2045	200	204
6.600%, 01/28/2024	100	105
6.500%, 02/15/2048 (A)	200	196
5.950%, 01/25/2027 (A)	200	203
5.875%, 04/18/2024	100	103
5.500%, 01/27/2025	300	301
Ecuador Government International Bond
10.750%, 03/28/2022 (A)	200	216
10.500%, 03/24/2020	200	211
9.650%, 12/13/2026 (A)	200	202
9.625%, 06/02/2027 (A)	200	201
8.875%, 10/23/2027 (A)	200	193
8.750%, 06/02/2023 (A)	200	199
7.950%, 06/20/2024	200	193
7.875%, 01/23/2028 (A)	400	366
Egypt Government International Bond
8.500%, 01/31/2047 (A)	200	210
7.903%, 02/21/2048 (A)	200	198
7.500%, 01/31/2027 (A)	400	417
6.875%, 04/30/2040	100	92
6.588%, 02/21/2028 (A)	200	196

56	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
6.125%, 01/31/2022 (A)		$200	$203
5.875%, 06/11/2025		200	194
5.750%, 04/29/2020		200	204
El Salvador Government International Bond
8.625%, 02/28/2029 (A)		100	109
7.650%, 06/15/2035		60	60
7.625%, 02/01/2041 (A)		150	148
7.375%, 12/01/2019		150	155
6.375%, 01/18/2027		100	97
5.875%, 01/30/2025		50	48
Ethiopia Government International Bond
6.625%, 12/11/2024		200	204
Export Development Canada
2.500%, 01/24/2023		200	196
2.000%, 05/17/2022		200	193
1.625%, 12/03/2019		100	98
1.375%, 10/21/2021		100	95
Export-Import Bank of Korea
2.875%, 01/21/2025		100	94
2.625%, 05/26/2026		200	181
2.250%, 01/21/2020		200	197
FMS Wertmanagement
1.750%, 01/24/2020		200	197
French Republic Government Bond OAT
4.750%, 04/25/2035	EUR	145	265
4.500%, 04/25/2041		130	245
4.250%, 10/25/2023		428	613
3.750%, 04/25/2021		700	913
3.250%, 10/25/2021		710	962
2.750%, 10/25/2027		220	308
2.500%, 05/25/2030		340	472
2.000%, 05/25/2048 (A)		165	212
1.250%, 05/25/2036 (A)		140	164
1.000%, 11/25/2025		250	307
0.750%, 11/25/2028		165	193
0.500%, 05/25/2025		275	327
Gabon Government International Bond
6.375%, 12/12/2024		$200	187
Ghana Government International Bond
10.750%, 10/14/2030		300	388
7.875%, 08/07/2023		200	216
Guatemala Government International Bond
5.750%, 06/06/2022 (A)		200	209
4.875%, 02/13/2028		100	100
Honduras Government International Bond
7.500%, 03/15/2024		200	217
Hungary Government International Bond
7.625%, 03/29/2041		300	424
6.375%, 03/29/2021		450	483
6.250%, 01/29/2020		200	209
5.750%, 11/22/2023		200	218
5.375%, 02/21/2023		600	643

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Indonesia Government International Bond
8.500%, 10/12/2035		$100	$139
7.750%, 01/17/2038		100	133
6.750%, 01/15/2044 (A)		275	338
6.625%, 02/17/2037		225	268
5.950%, 01/08/2046 (A)		200	226
5.875%, 01/15/2024 (A)		200	217
5.375%, 10/17/2023 (A)		200	212
5.250%, 01/17/2042 (A)		450	470
5.125%, 01/15/2045 (A)		200	205
4.875%, 05/05/2021 (A)		200	207
4.750%, 01/08/2026 (A)		200	206
4.625%, 04/15/2043 (A)		400	386
4.350%, 01/08/2027 (A)		400	387
4.125%, 01/15/2025 (A)		200	198
4.100%, 04/24/2028		100	98
3.850%, 07/18/2027 (A)		200	193
3.750%, 04/25/2022 (A)		200	199
3.700%, 01/08/2022 (A)		200	199
3.500%, 01/11/2028		200	188
3.375%, 04/15/2023 (A)		200	194
2.950%, 01/11/2023		200	192
Iraq Government AID Bond
2.149%, 01/18/2022		320	312
Iraq Government International Bond
6.752%, 03/09/2023 (A)		100	99
5.800%, 01/15/2028 (A)		250	236
Israel Government International Bond
4.500%, 01/30/2043		200	205
4.125%, 01/17/2048		200	194
3.250%, 01/17/2028		100	97
Italy Buoni Poliennali Del Tesoro
5.000%, 08/01/2034	EUR	530	765
4.750%, 09/01/2028 (A)		299	408
4.000%, 09/01/2020		310	386
3.750%, 05/01/2021		307	384
3.250%, 09/01/2046 (A)		140	160
2.500%, 12/01/2024		325	386
2.000%, 02/01/2028		220	242
1.450%, 05/15/2025		275	304
1.050%, 12/01/2019		422	497
0.650%, 11/01/2020		1,025	1,146
0.050%, 04/15/2021		250	284
Italy Government International Bond
6.875%, 09/27/2023		$100	110
5.375%, 06/15/2033		150	159
Ivory Coast Government International Bond
6.125%, 06/15/2033 (A)		200	184
5.750%, 12/31/2032		113	108
5.375%, 07/23/2024		200	192
Jamaica Government International Bond
8.000%, 03/15/2039		100	117

Adviser Managed Trust / Annual Report / July 31, 2018	57

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
7.875%, 07/28/2045		$100	$116
6.750%, 04/28/2028		300	330
Japan Bank for International Cooperation
2.875%, 06/01/2027		200	192
2.500%, 06/01/2022		200	195
2.375%, 07/21/2022		100	97
2.125%, 07/21/2020		100	98
1.875%, 07/21/2026		200	179
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		100	102
Japan Government Five Year Bond
0.100%, 06/20/2019	JP	Y 981,100	8,823
Japan Government Forty Year Bond
0.900%, 03/20/2057		44,400	402
Japan Government Ten Year Bond
0.700%, 12/20/2022		70,250	649
0.400%, 09/20/2025		60,000	553
0.100%, 03/20/2026		579,250	5,212
Japan Government Thirty Year Bond
2.500%, 03/20/2036		127,700	1,536
1.700%, 09/20/2044		66,650	740
0.800%, 06/20/2047		63,000	572
0.600%, 12/20/2046		18,000	156
0.500%, 09/20/2046		17,000	143
0.300%, 06/20/2046		20,350	163
Japan Government Twenty Year Bond
1.600%, 03/20/2033		130,250	1,379
0.600%, 12/20/2036		119,000	1,082
0.500%, 09/20/2036		66,400	591
Jordan Government International Bond
7.375%, 10/10/2047 (A)		$100	97
5.750%, 01/31/2027 (A)		200	191
Kazakhstan Government International Bond
5.125%, 07/21/2025 (A)		500	537
4.875%, 10/14/2044 (A)		200	203
3.875%, 10/14/2024 (A)		200	203
Kenya Government International Bond
8.250%, 02/28/2048 (A)		100	101
7.250%, 02/28/2028 (A)		200	202
6.875%, 06/24/2024		200	204
Korea Government International Bond
3.875%, 09/11/2023		200	203
Kuwait Government International Bond
3.500%, 03/20/2027 (A)		450	441
2.750%, 03/20/2022 (A)		350	342
Lebanon Government International Bond
8.250%, 04/12/2021		250	244
7.250%, 03/23/2037		100	81
7.000%, 03/23/2032		100	81
6.850%, 03/23/2027		400	337
6.650%, 11/03/2028		300	242

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
6.600%, 11/27/2026	$450	$376
6.375%, 03/09/2020	50	49
6.100%, 10/04/2022	400	355
6.000%, 01/27/2023	50	44
5.800%, 04/14/2020	200	193
5.450%, 11/28/2019	150	146
Mexico Government International Bond
8.125%, 12/30/2019	100	108
6.750%, 09/27/2034	625	742
6.050%, 01/11/2040	550	605
5.750%, 10/12/2110	400	394
5.550%, 01/21/2045	50	53
4.750%, 03/08/2044	550	516
4.600%, 01/23/2046	600	551
4.350%, 01/15/2047	550	491
4.150%, 03/28/2027	650	640
4.125%, 01/21/2026	350	348
4.000%, 10/02/2023	400	401
3.750%, 01/11/2028	300	284
3.625%, 03/15/2022	400	401
3.600%, 01/30/2025	400	389
Mongolia Government International Bond MTN
8.750%, 03/09/2024 (A)	200	221
5.125%, 12/05/2022	100	97
Morocco Government International Bond
5.500%, 12/11/2042 (A)	100	107
4.250%, 12/11/2022 (A)	100	101
Namibia Government International Bond
5.500%, 11/03/2021 (A)	200	204
Nigeria Government International Bond
7.875%, 02/16/2032 (A)	200	206
7.696%, 02/23/2038 (A)	100	99
7.625%, 11/28/2047 (A)	100	96
7.143%, 02/23/2030 (A)	300	299
6.500%, 11/28/2027 (A)	200	196
Oman Government International Bond
6.750%, 01/17/2048 (A)	350	333
6.500%, 03/08/2047 (A)	250	233
5.625%, 01/17/2028 (A)	300	293
5.375%, 03/08/2027 (A)	200	194
4.750%, 06/15/2026 (A)	200	189
3.875%, 03/08/2022 (A)	200	195
3.625%, 06/15/2021 (A)	200	195
Pakistan Government International Bond
8.250%, 09/30/2025	200	209
6.875%, 12/05/2027 (A)	100	95
Panama Government International Bond
6.700%, 01/26/2036	300	372
5.200%, 01/30/2020	200	206
4.500%, 05/15/2047	400	399
4.300%, 04/29/2053	200	193

58	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.000%, 09/22/2024	$200	$203
3.875%, 03/17/2028	500	499
3.750%, 03/16/2025	200	199
Paraguay Government International Bond
6.100%, 08/11/2044	200	217
5.000%, 04/15/2026 (A)	200	206
Peruvian Government International Bond
8.750%, 11/21/2033	250	369
7.350%, 07/21/2025	150	184
6.550%, 03/14/2037	250	318
5.625%, 11/18/2050	300	356
4.125%, 08/25/2027	400	413
Philippine Government International Bond
10.625%, 03/16/2025	100	141
9.500%, 02/02/2030	100	148
7.750%, 01/14/2031	200	268
6.500%, 01/20/2020	100	105
6.375%, 01/15/2032	550	684
5.500%, 03/30/2026	550	615
5.000%, 01/13/2037	200	219
4.200%, 01/21/2024	200	205
4.000%, 01/15/2021	100	101
3.950%, 01/20/2040	400	394
3.700%, 03/01/2041	500	474
3.000%, 02/01/2028	550	516
Poland Government International Bond
5.125%, 04/21/2021	450	472
5.000%, 03/23/2022	375	396
4.000%, 01/22/2024	300	306
3.250%, 04/06/2026	200	195
3.000%, 03/17/2023	200	196
Province of Alberta Canada
3.300%, 03/15/2028	100	99
Province of British Columbia Canada
2.250%, 06/02/2026	100	93
2.000%, 10/23/2022	225	215
Province of Manitoba Canada
2.125%, 06/22/2026	100	91
Province of New Brunswick Canada
3.625%, 02/24/2028	50	50
Province of Ontario Canada
4.400%, 04/14/2020	200	205
2.550%, 02/12/2021	200	198
2.500%, 09/10/2021	200	196
2.250%, 05/18/2022	200	193
2.200%, 10/03/2022	100	96
Province of Quebec Canada
7.500%, 09/15/2029	100	137
3.500%, 07/29/2020	100	101
2.375%, 01/31/2022	100	98
Qatar Government International Bond
9.750%, 06/15/2030 (A)	200	296

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.750%, 01/20/2042 (A)	$200	$226
5.250%, 01/20/2020 (A)	200	206
5.103%, 04/23/2048 (A)	700	715
4.625%, 06/02/2046 (A)	200	198
4.500%, 01/20/2022 (A)	500	512
3.875%, 04/23/2023 (A)	300	301
3.250%, 06/02/2026 (A)	300	286
2.375%, 06/02/2021 (A)	600	582
Romanian Government International Bond
6.750%, 02/07/2022 (A)	200	219
6.125%, 01/22/2044 (A)	100	115
5.125%, 06/15/2048 (A)	150	151
4.875%, 01/22/2024 (A)	150	156
4.375%, 08/22/2023 (A)	150	153
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028 (A)	475	779
7.500%, 03/31/2030	823	917
5.875%, 09/16/2043 (A)	850	941
5.625%, 04/04/2042 (A)	550	590
5.000%, 04/29/2020	100	102
4.875%, 09/16/2023 (A)	300	313
4.500%, 04/04/2022 (A)	400	409
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)	400	394
4.625%, 10/04/2047 (A)	500	477
4.500%, 04/17/2030 (A)	1,050	1,016
4.000%, 04/17/2025 (A)	400	400
3.625%, 03/04/2028 (A)	630	600
3.250%, 10/26/2026 (A)	600	566
2.875%, 03/04/2023 (A)	350	336
2.375%, 10/26/2021 (A)	700	673
Senegal Government International Bond
6.750%, 03/13/2048 (A)	200	181
6.250%, 07/30/2024	200	203
Serbia Government International Bond
7.250%, 09/28/2021	200	219
4.875%, 02/25/2020	200	203
South Africa Government International Bond
6.250%, 03/08/2041	100	102
5.875%, 05/30/2022	400	418
5.500%, 03/09/2020	100	103
5.375%, 07/24/2044	400	367
5.000%, 10/12/2046	200	175
4.875%, 04/14/2026	200	196
4.850%, 09/27/2027	200	193
4.665%, 01/17/2024	150	150
4.300%, 10/12/2028	200	182
Sri Lanka Government International Bond
6.850%, 11/03/2025 (A)	200	201
6.825%, 07/18/2026 (A)	200	201
6.750%, 04/18/2028 (A)	200	198
6.250%, 10/04/2020 (A)	200	204

Adviser Managed Trust / Annual Report / July 31, 2018	59

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
6.200%, 05/11/2027 (A)		$100	$96
5.750%, 01/18/2022 (A)		400	395
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026 (A)		200	195
Turkey Government International Bond
8.000%, 02/14/2034		100	103
7.500%, 11/07/2019		150	154
7.375%, 02/05/2025		300	305
7.250%, 03/05/2038		200	190
7.000%, 06/05/2020		200	203
6.875%, 03/17/2036		250	230
6.750%, 05/30/2040		200	180
6.625%, 02/17/2045		300	261
6.250%, 09/26/2022		200	198
6.125%, 10/24/2028		200	182
6.000%, 03/25/2027		900	798
5.750%, 03/22/2024		650	540
5.625%, 03/30/2021		150	148
5.125%, 03/25/2022		550	492
4.875%, 10/09/2026		825	671
4.250%, 04/14/2026		200	167
3.250%, 03/23/2023		200	174
Ukraine Government AID Bond
1.847%, 05/29/2020		263	259
Ukraine Government International Bond
7.750%, 09/01/2019 (A)		1,350	1,343
7.375%, 09/25/2032 (A)		300	272
United Kingdom Gilt
4.750%, 12/07/2038	GBP	260	517
4.500%, 09/07/2034		128	235
4.250%, 06/07/2032		318	554
3.750%, 09/07/2021		682	1,160
3.500%, 01/22/2045		270	502
2.250%, 09/07/2023		370	514
2.000%, 07/22/2020		461	626
1.750%, 07/22/2057		60	81
1.500%, 07/22/2026		448	573
Uruguay Government International Bond
7.625%, 03/21/2036		$150	201
5.100%, 06/18/2050		455	460
4.975%, 04/20/2055		290	287
4.500%, 08/14/2024		250	258
4.375%, 10/27/2027		400	410
4.125%, 11/20/2045		200	186
Vietnam Government International Bond
6.750%, 01/29/2020		150	156
Zambia Government International Bond
8.500%, 04/14/2024		200	180

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
5.375%, 09/20/2022	$200	$168

Total Sovereign Debt (Cost $128,113) ($ Thousands)		127,399

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
FFCB
1.620%, 04/20/2021	250	242
1.500%, 12/19/2019	250	246
FHLB
5.500%, 07/15/2036	225	290
1.875%, 11/29/2021	500	485
1.500%, 10/21/2019	200	197
1.125%, 07/14/2021	750	715
FHLMC
6.750%, 03/15/2031	500	674
6.250%, 07/15/2032	300	396
2.375%, 01/13/2022	375	369
1.375%, 05/01/2020	200	196
FNMA
6.625%, 11/15/2030	475	633
2.625%, 09/06/2024	300	293
2.125%, 04/24/2026	205	191
1.875%, 12/28/2020	100	98
1.875%, 09/24/2026	300	273
1.625%, 01/21/2020	375	370
1.500%, 06/22/2020	300	293
0.875%, 08/02/2019	250	246
Tennessee Valley Authority
5.250%, 09/15/2039	275	341
4.250%, 09/15/2065	200	222
3.500%, 12/15/2042	125	123
2.875%, 02/01/2027	150	145

Total U.S. Government Agency Obligations (Cost $7,244) ($ Thousands)		7,038

MUNICIPAL BONDS — 0.5%

California — 0.2%
Bay Area, Toll Authority, RB
6.263%, 04/01/2049	100	137
California State University, Ser B, RB Callable 05/01/2047 @ 100
3.899%, 11/01/2047	100	95
California State, Build America Bonds, GO
7.600%, 11/01/2040	175	263
California State, Department of Water Resources, Ser P, RB
2.000%, 05/01/2022	25	24

60	Adviser Managed Trust / Annual Report / July 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, East Bay Municipal Utility District, Water System Revenue, RB
5.874%, 06/01/2040	$100	$126
California State, GO
3.500%, 04/01/2028	25	25
3.375%, 04/01/2025	200	198
California State, GO Callable 04/01/2028 @ 100
4.600%, 04/01/2038	30	31
4.500%, 04/01/2033	50	52
Los Angeles, Unified School District, GO
5.750%, 07/01/2034	100	120
University of California, Ser AJ, RB
4.601%, 05/15/2031	250	265
University of California, Ser AQ, RB
4.767%, 05/15/2115	150	152

		1,488

Connecticut — 0.0%
Connecticut State, Ser A, GO
5.850%, 03/15/2032	100	114

Georgia — 0.0%
Georgia State, Municipal Electric Authority, RB
6.655%, 04/01/2057	99	123
6.637%, 04/01/2057	100	126

		249

Illinois — 0.0%
Illinois State, GO
5.100%, 06/01/2033	200	194
4.950%, 06/01/2023	100	102

		296

New Jersey — 0.1%
New Jersey State, Turnpike Authority, RB
7.102%, 01/01/2041	350	490

New York — 0.1%
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	100	105
New York & New Jersey, Port Authority, Ser 20, RB
4.229%, 10/15/2057	65	66
New York City, Water & Sewer System, RB
5.750%, 06/15/2041	100	125
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	100	113

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Metropolitan Transportation Authority, RB
6.814%, 11/15/2040	$150	$199

		608

Ohio — 0.0%
American Municipal Power, Ser B, RB
8.084%, 02/15/2050	100	160

South Carolina — 0.0%
South Carolina State, Public Service Authority, Ser D, RB
2.388%, 12/01/2023	50	47

Tennessee — 0.0%
Nashville & Davidson County, Metropolitan Government, Health & Educational Facilities Board, Ser B, RB Callable 04/01/2026 @ 100
4.053%, 07/01/2026	100	102

Texas — 0.1%
Houston, Ser A, GO
6.290%, 03/01/2032	85	97
Permanent University Fund - University of Texas System, Ser S, RB Callable 01/01/2047 @ 100
3.376%, 07/01/2047	20	18
Texas State, Build America Bonds, GO
5.517%, 04/01/2039	100	123
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	200	226
University of Texas System, Ser A, RB Callable 02/15/2047 @ 100
3.354%, 08/15/2047	50	45

		509

Total Municipal Bonds (Cost $4,010) ($ Thousands)		4,063

ASSET-BACKED SECURITIES — 0.5%
Ally Auto Receivables Trust, Ser 2018-2, Cl A3
2.920%, 11/15/2022	145	145
Ally Master Owner Trust, Ser 2018-1, Cl A2
2.700%, 01/17/2023	100	99
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	100	100
Americredit Automobile Receivables Trust, Ser 2018-1, Cl C
3.500%, 01/18/2024	125	125

Adviser Managed Trust / Annual Report / July 31, 2018	61

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Tactical Offensive Fixed Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
BA Credit Card Trust, Ser 2017-A1, Cl A1
1.950%, 08/15/2022	$250	$246
BENCHMARK, Ser 2018-B4, Cl A5
4.121%, 07/15/2051	100	102
Capital One Multi-Asset Execution Trust, Ser 2017-A4, Cl A4
1.990%, 07/17/2023	300	294
Capital One Multi-Asset Execution Trust, Ser 2017-A6, Cl A6
2.290%, 07/15/2025	250	241
Citibank Credit Card Issuance Trust, Ser 2014-A5, Cl A5
2.680%, 06/07/2023	470	465
Citibank Credit Card Issuance Trust, Ser 2016-A1, Cl A1
1.750%, 11/19/2021	305	301
Ford Credit Auto Owner Trust, Ser 2017-A, Cl A3
1.670%, 06/15/2021	200	198
Ford Credit Floorplan Master Owner Trust, Ser 2017-2, Cl A1
2.160%, 09/15/2022	250	245
Honda Auto Receivables Owner Trust, Ser 2017-1, Cl A3
1.720%, 07/21/2021	200	198
Hyundai Auto Receivables Trust, Ser 2018-A, Cl A3
2.790%, 07/15/2022	100	100
Santander Drive Auto Receivables Trust, Ser 2018-2, Cl B
3.030%, 09/15/2022	120	119
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	200	195
Synchrony Credit Card Master Note Trust, Ser 2018-2, Cl A
3.470%, 05/15/2026	100	100
Toyota Auto Receivables Owner Trust, Ser 2018-B, Cl A3
2.960%, 09/15/2022	400	399

Total Asset-Backed Securities (Cost $3,719) ($ Thousands)		3,672

Total Investments in Securities— 98.0% (Cost $812,928) ($ Thousands)		$793,156

62	Adviser Managed Trust / Annual Report / July 31, 2018

A list of the open forward foreign currency contracts held by the Fund at July 31, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	08/03/18 - 09/05/18	CAD	2,433	USD	1,851	$(18)
Brown Brothers Harriman	08/03/18 - 09/05/18	GBP	7,112	USD	9,345	8
Brown Brothers Harriman	08/03/18 - 09/05/18	EUR	11,994	USD	14,081	12
Brown Brothers Harriman	08/03/18	EUR	10,465	USD	12,157	(91)
Brown Brothers Harriman	08/03/18 - 09/05/18	JPY	4,842,624	USD	43,693	367
Brown Brothers Harriman	08/03/18	JPY	98,323	USD	874	(5)
						$273

Percentages are based on Net Assets of $809,136 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2018, the value of these securities amounted to $82,808 ($ Thousands), representing 10.2% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

Cl — Class

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLLP — Limited Liability Limited Partnership

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

OAT — French Treasury Obligations (Obligations assimilables du Tresor)

PIK — Payment-in-Kind

Pty — Proprietary

RB — Revenue Bond

S&P — Standard & Poor’s

Ser — Series

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

As of July 31, 2018, all of the Fund’s investments were considered level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2018, there were no transfers between Level 1, Level 2, and/or Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2018	63

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

July 31, 2018

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
Assets:
Investments, at value†	$2,560,328		$793,156
Affiliated investments, at value††	462		—
Cash	48,501		20,028
Foreign currency, at value†††	2,255		19
Dividends and interest receivable	3,061		6,297
Cash pledged as collateral for futures contracts	2,118		—
Receivable for fund shares sold	810		127
Foreign tax reclaim receivable	766		—
Receivable for variation margin	272		—
Receivable for investment securities sold	139		1,135
Unrealized gain on forward foreign currency contracts	—		387
Unrealized gain on foreign spot currency contracts	—		2
Prepaid expenses	28		16
Total Assets	2,618,740		821,167
Liabilities:
Payable for investment securities purchased	4,692		11,184
Shareholder servicing fees payable	547		171
Administration fees payable	424		—
Payable for fund shares redeemed	324		316
Investment advisory fees payable	74		32
Accrued foreign capital gains tax on appreciated securities	35		—
Trustees fees payable	12		7
Chief Compliance Officer fees payable	4		2
Unrealized loss on foreign spot currency contracts	1		36
Unrealized loss on forward foreign currency contracts	—		114
Accrued expense payable	168		169
Total Liabilities	6,281		12,031
Net Assets	$2,612,459		$809,136
† Cost of investments	$1,983,049		$812,928
†† Cost of affiliated investments	372		—
††† Cost of foreign currency	2,261		19
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,998,257		$851,352
Undistributed net investment income	24,447		9,449
Accumulated net realized gain/(loss) on investments, futures contracts and foreign currency	12,150		(32,128)
Net unrealized appreciation/(depreciation) on investments	577,369		(19,772)
Net unrealized appreciation/(depreciation) on futures contracts	287		—
Net unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(16)		235
Accumulated foreign capital gains tax on appreciated securities	(35)		—
Net Assets	$2,612,459		$809,136
Net Asset Value, Offering and Redemption Price Per Share	$17.35		$9.99
	($2,612,458,830 150,588,165 shares	÷ )	($809,136,148 80,976,523 shares	÷ )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	Adviser Managed Trust / Annual Report / July 31, 2018

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended July 31, 2018

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Investment income:
Dividends	$54,790	$—
Dividends from affiliated investments (1)	5	132
Interest income	341	40,299
Less: foreign taxes withheld	(2,087)	6
Total investment income	53,049	40,437
Expenses:
Shareholder servicing fees	6,191	3,359
Investment advisory fees	4,953	2,015
Administration fees	4,940	2,687
Trustee fees	42	25
Chief Compliance Officer fees	11	7
Custodian/wire agent fees	202	48
Professional fees	125	73
Printing fees	72	42
Registration fees	49	31
Other expenses	168	474
Total expenses	16,753	8,761
Less:
Waiver of investment advisory fees	(4,182)	(1,386)
Waiver of administration fees	(144)	(2,243)
Net expenses	12,427	5,132
Net investment income	40,622	35,305
Net realized gain/(loss) on:
Investments	19,481	(19,085)
Futures contracts	4,835	—
Foreign currency transactions	6	1,199
Net change in unrealized appreciation/(depreciation) on:
Investments	227,612	(33,663)
Affiliated investments (1)	27	—
Futures contracts	(693)	—
Accrued foreign capital gains tax on appreciated securities	(35)	—
Foreign currency and translation of other assets and liabilities denominated in foreign currency	(85)	1,417
Net increase/(decrease) in net assets resulting from operations	$291,770	$(14,827)

(1) See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2018	65

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2018	2017	2018	2017
Operations:
Net investment income	$40,622	$33,867	$35,305	$30,874
Net realized gain/(loss) from investments, affiliated investments and futures contracts	24,316	19,023	(19,085)	(308)
Net realized gain on foreign currency transactions	6	12	1,199	2,590
Net change in unrealized appreciation/(depreciation) on investments, affiliated investments and futures contracts	226,946	266,129	(33,663)	(24,503)
Net change on accrued foreign capital gains tax on appreciated securities	(35)	—	—	—
Net change in unrealized appreciation/(depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(85)	59	1,417	(1,038)
Net increase/(decrease) in net assets resulting from operations	291,770	319,090	(14,827)	7,615
Dividends and distributions from:
Net investment income	(38,352)	(17,550)	(37,118)	(33,358)
Net realized gains	(17,775)	—	—	—
Total dividends and distributions	(56,127)	(17,550)	(37,118)	(33,358)
Capital share transactions:(1)
Proceeds from shares issued	412,886	420,501	297,964	340,938
Reinvestment of dividends & distributions	55,928	17,311	37,007	33,031
Cost of shares redeemed	(360,320)	(320,018)	(797,744)	(167,747)
Increase/(decrease) in net assets derived from capital share transactions	108,494	117,794	(462,773)	206,222
Net increase/(decrease) in net assets	344,137	419,334	(514,718)	180,479
Net assets:
Beginning of year	2,268,322	1,848,988	1,323,854	1,143,375
End of year	$2,612,459	$2,268,322	$809,136	$1,323,854
Undistributed net investment income included in net assets at year end	$24,447	$21,708	$9,449	$7,993

(1) See Note 6 in the Notes to Financial Statements for additional information.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	Adviser Managed Trust / Annual Report / July 31, 2018

FINANCIAL HIGHLIGHTS

For the years ended July 31,

For a share outstanding throughout the years

	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gains/(losses) on securities(1)	Total from operations	Dividends from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year	Total Return†	($	Net assets, end of year Thousands	)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding fees paid indirectly and including waivers )	Ratio of expenses to average net assets (excluding fees paid indirectly and waivers )	Ratio of net investment income to average net assets	Portfolio turnover
Tactical Offensive Equity Fund
2018	$15.74	$0.27	$1.72	$1.99	$(0.26)	$(0.12)	$ (0.38)	$ 17.35	12.77%		$2,612,459		0.50%	0.50%	0.68%	1.64%	7%
2017	13.59	0.24	2.04	2.28	(0.13)	—	(0.13)	15.74	16.87		2,268,322		0.50	0.50	0.69	1.68	8
2016	13.93	0.20	(0.28)	(0.08)	(0.15)	(0.11)	(0.26)	13.59	(0.42)		1,848,988		0.50	0.50	0.71	1.53	319
2015	14.43	0.20	0.63	0.83	(0.13)	(1.20)	(1.33)	13.93	6.18		1,682,732		0.59	0.59	0.78	1.44	64
2014	13.15	0.10	1.48	1.58	(0.09)	(0.21)	(0.30)	14.43	12.08		1,388,377		1.10	1.10	1.19	0.72	62
Tactical Offensive Fixed Income Fund
2018	$10.35	$0.27	$(0.34)	$(0.07)	$(0.29)	$—	$ (0.29)	$9.99	(0.71)%		$809,136		0.38%	0.38%	0.65%	2.63%	47%
2017	10.59	0.26	(0.21)	0.05	(0.29)	—	(0.29)	10.35	0.51		1,323,854		0.38	0.38	0.66	2.52	48
2016	10.19	0.25	0.36	0.61	(0.21)	—	(0.21)	10.59	6.05		1,143,375		0.38	0.38	0.66	2.45	101
2015	10.25	0.22	(0.08)	0.14	(0.20)	—	(0.20)	10.19	1.40		977,138		0.43	0.43	0.68	2.11	257
2014	10.03	0.13	0.28	0.41	(0.19)	—	(0.19)	10.25	4.16		429,945		0.80	0.80	0.85	1.31	389

† Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Funds’ investment strategy was changed from “active” to “passive”. The Funds’ past performance is not necessarily indicative of how the Funds will perform in the future.

(1) Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2018	67

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds. The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment

68	Adviser Managed Trust / Annual Report / July 31, 2018

companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures,

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July 31, 2018

the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market

70	Adviser Managed Trust / Annual Report / July 31, 2018

activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2018, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2018, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Summary Schedule of Investments/Schedule of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2018.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements.

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2018.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to

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July 31, 2018

meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments/Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2018, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market’ resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments/Schedule of Investments for details regarding open futures contracts as of July 31, 2018, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Summary Schedule of Investments/Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2018, if applicable. There were no outstanding option/swaption contracts as of July 31, 2018.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an

72	Adviser Managed Trust / Annual Report / July 31, 2018

amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. There were no outstanding swap agreements as of July 31, 2018.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or

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July 31, 2018

partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2018, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDO’s or CLO’s as of July 31, 2018.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the

Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. The Funds did not hold any illiquid securities as of July 31, 2018.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay

74	Adviser Managed Trust / Annual Report / July 31, 2018

to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2018.

4. DERIVATIVE TRANSACTIONS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

Adviser Managed Trust / Annual Report / July 31, 2018	75

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2018

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments as of July 31, 2018 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
	Futures	Total	Futures	Total
Tactical Offensive Equity Fund	$272	$272	$—	$—
Total Exchange-Traded or Centrally Cleared	$272	$272	$—	$—

Cash with an aggregate market value of $2,118 ($ Thousands) has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2018.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2018 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
Tactical Offensive Fixed Income Fund	Forward Foreign Currency Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Brown Brothers Harriman	$387	$387	$114	$114	$273	$—	$273
Total Over the Counter	$387	$387	$114	$114

(1) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2018.

The following table discloses the volume of the Fund’s futures contracts and forward foreign currency contracts activity during the year ended July 31, 2018 ($ Thousands):

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$42,872	$–
Ending Notional Balance Long	50,601	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	55	92,781
Average Notional Balance Short	55	92,491
Ending Notional Balance Long	–	123,141
Ending Notional Balance Short	–	122,902

76	Adviser Managed Trust / Annual Report / July 31, 2018

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2018, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.25	0.70	0.38

The following is a summary of annual fees payable to the Administrator:

	Contractual Fees
	First $2.5 Billion	Next $500 Million	Over $3 Billion
Tactical Offensive Equity Fund	0.200%	0.1650%	0.120%

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Tactical Offensive Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Adviser Managed Trust / Annual Report / July 31, 2018	77

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2018

As of July 31, 2018, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds:

Investment Sub-Adviser

Tactical Offensive Equity Fund

SSgA Funds Management, Inc.

Tactical Offensive Fixed Income Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2018.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each

Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2018, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2018, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2018	2017	2018	2017
Shares Issued	24,730	29,332	29,099	33,042
Shares Issued in Lieu of Dividends and Distributions	3,343	1,239	3,632	3,231
Shares Redeemed	(21,554)	(22,515)	(79,712)	(16,248)
Increase/(Decrease) in capital share transactions	6,519	8,056	(46,981)	20,025

78	Adviser Managed Trust / Annual Report / July 31, 2018

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year ended July 31, 2018, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$267,298	$267,298
Sales	—	179,117	179,117
Tactical Offensive Fixed Income Fund
Purchases	415,219	187,521	602,740
Sales	670,013	394,948	1,064,961

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in Passive Foreign Investment Companies, different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long-term capital gain distributions on Real Estate Investment Trust securities, corporate action adjustments, partnership reclassifications, and gains and losses on certain foreign currency related transactions have been reclassified to/ from the following accounts as of July 31, 2018.

	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Loss ($Thousands)	Paid-in- Capital ($ Thousands)
Tactical Offensive Equity Fund	$469	$(469)	$—
Tactical Offensive Fixed Income Fund	3,269	(3,269)	—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
	2018	$ 43,107	$13,020	$—	$56,127
	2017	17,550	—	—	17,550
Tactical Offensive Fixed Income Fund
	2018	37,118	—	—	37,118
	2017	33,358	—	—	33,358

As of July 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$30,674	$20,482	$—	$563,046	$—	$614,202
Tactical Offensive Fixed Income Fund	10,767	—	(30,815)	(20,494)	(1,674)	(42,216)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Tactical Offensive Fixed Income Fund	$10,691	$20,124	$30,815

For Federal income tax purposes, the cost of securities owned at July 31, 2018, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, partnership basis adjustments, mark-to-market of futures and forwards contracts, corporate actions, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

Adviser Managed Trust / Annual Report / July 31, 2018	79

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2018

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2018, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$2,048,632	$643,662	$(80,616)	$563,046
Tactical Offensive Fixed Income Fund	936,788	5,386	(25,880)	(20,494)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

Adviser Managed Strategy Risk — The Funds are a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients’ assets among the Funds and a money market fund affiliated with the Funds. These asset shifts among the Funds in the Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in a Fund through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or substantially all of the Funds’ shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of the Funds and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. Accordingly, if notified of an upcoming redemption request, the Funds may begin to liquidate substantial portions or substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and the Funds will not be invested pursuant to its investment strategy during such time. When the Funds are required to rapidly liquidate a substantial portion of their portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, the Funds may be forced to sell securities at below current market values or the Funds’ selling activity may drive down the market value of securities being sold. The Funds may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if a Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, the Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When the Funds receive a large purchase order as a result of the Adviser Managed Strategy, the Funds may be required to rapidly purchase portfolio securities. This may cause the Funds to incur higher than normal transaction costs or may require the Funds to purchase portfolio securities at above current market values. Further, the Funds’ purchasing activity may drive up the market value of securities being purchased or the Funds may be required to purchase portfolio securities at a time when the portfolio managers would not otherwise recommend doing so. When the Funds are not an active component of the Adviser Managed Strategy, the Funds may miss investment opportunities because the assets necessary to take advantage of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Asset Allocation Risk — The risk that SIMC’s decisions regarding allocation of the Funds’ assets among Indexes will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — The Tactical Offensive Fixed Income Fund may invest in fixed income securities rated below investment grade (also known as high yield securities or junk bonds) that involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — The Tactical Offensive Fixed Income Fund may invest in corporate fixed income securities which respond to economic developments, especially changes in interest rates,

80	Adviser Managed Trust / Annual Report / July 31, 2018

as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities denominated in and/or receiving revenues in foreign currencies, the Funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Derivatives Risk — The Funds’ use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Funds’ use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — As a result of the Tactical Offensive Equity Fund’s investments in equity securities, the Fund will be subject to the risk that stock prices will fall over short or extended periods of time.

Exchange Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Fixed Income Market Risk — The prices of the Tactical Offensive Fixed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The Tactical Offensive Fixed Income Fund may be subject to the risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The Tactical Offensive Fixed Income Fund may be subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the Tactical Offensive Equity Fund’s investment approach may underperform other segments of the equity markets or the equity markets as a whole and the risk that the Tactical Offensive Fixed Income Fund’s investment approach may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Funds’ share price and

Adviser Managed Trust / Annual Report / July 31, 2018	81

NOTES TO FINANCIAL STATEMENTS (Concluded)

July 31, 2018

may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Funds’ management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Tactical Offensive Fixed Income Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Tactical Offensive Fixed Income Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to their investment strategy, the Funds may buy and sell securities frequently.

This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Tactical Offensive Fixed Income Fund to invest the proceeds at generally lower interest rates.

Real Estate Investment Trust (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Tactical Offensive Equity Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Tactical Offensive Equity Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Funds’ performance may vary substantially from the performance of the indexes they track as a result of cash flows, fund expenses, imperfect correlation between the Funds’ investments and the indexes’ components and other factors.

U.S. Government Securities Risk — The Tactical Offensive Fixed Income Fund may invest in U.S. Government securities, which are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As

82	Adviser Managed Trust / Annual Report / July 31, 2018

of July 31, 2018, SPTC held of record the following percentage of outstanding shares of each Fund:

Tactical Offensive Equity Fund	93.90%
Tactical Offensive Fixed Income Fund	93.64%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2018.

Adviser Managed Trust / Annual Report / July 31, 2018	83

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholder and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund (together the “Funds”) comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the transfer agent of the underlying funds and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 28, 2018

84	Adviser Managed Trust / Annual Report / July 31, 2018

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2018:

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

Adviser Managed Trust / Annual Report / July 31, 2018	85

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEi Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2004	Vice President and Chief lnvestment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund. The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI AIpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 20062015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive, Oaks, PA 19456 67 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	104	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

86	Adviser Managed Trust / Annual Report / July 31, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James! Hoffmayer One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004—October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005—October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President	since 2012	Director of Global Investment Product Management from January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive, Oaks, PA 19456 37 yrs. old	Anti-Money Laundering Compliance Officer and Privacy	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

Adviser Managed Trust / Annual Report / July 31, 2018	87

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2018

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2018 through July 31, 2018).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Equity Fund
Actual Fund Return
Class A	$1,000.00	$986.40	0.50%	$2.46
Hypothetical 5% Return
Class A	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$995.00	0.38%	$1.88
Hypothetical 5% Return
Class A	$1,000.00	$1,022.91	0.38%	$1.91

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

88	Adviser Managed Trust / Annual Report / July 31, 2018

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to a sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, the Sub-Advisory Agreement was renewed at a meeting of the Board held during the course of the Trust’s fiscal year on March 27–28, 2018. In each case, the Board’s decisions were based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Adviser Managed Trust / Annual Report / July 31, 2018	89

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the

90	Adviser Managed Trust / Annual Report / July 31, 2018

profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Adviser Managed Trust / Annual Report / July 31, 2018	91

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2018 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2018 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2018, the funds of the Adviser Managed Trust are designating the following items with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	23.20%	76.80%	100.00%	62.47%
Tactical Offensive Fixed Income Fund	0.00%	100.00%	100.00%	0.00%
	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	99.87%	0.00%	0.34%	100.00%
Tactical Offensive Fixed Income Fund	0.00%	16.87%	78.25%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Funds total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

92	Adviser Managed Trust / Annual Report / July 31, 2018

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

AMT (7/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are Susan C. Cote, George J. Sullivan, Jr and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2018			Fiscal Year 2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$79,890	$0	$0	$79,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$425,536	$0	$0	$415,697	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	2018	2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by KPMG for fiscal years 2018 and 2017 were $425,536 and $415,697 respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with
Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.0%

Australia — 1.3%
AGL Energy Ltd	20,847	$341
Alumina Ltd	83,806	176
Amcor Ltd/Australia	38,237	428
AMP Ltd	92,879	235
APA Group	38,093	273
Aristocrat Leisure Ltd	19,105	457
ASX Ltd	6,267	306
Aurizon Holdings Ltd	67,982	230
AusNet Services	52,822	64
Australia & New Zealand Banking Group Ltd	94,679	2,062
Bank of Queensland Ltd	12,117	100
Bendigo & Adelaide Bank Ltd	14,507	126
BHP Billiton Ltd	103,932	2,693
BlueScope Steel Ltd	18,578	244
Boral Ltd	38,313	189
Brambles Ltd	52,309	384
Caltex Australia Ltd	8,813	213
Challenger Ltd/Australia	19,104	177
CIMIC Group Ltd	2,912	105
Coca-Cola Amatil Ltd	16,592	118
Cochlear Ltd	1,877	284
Commonwealth Bank of Australia	56,688	3,152
Computershare Ltd	15,057	204
Crown Resorts Ltd	13,506	136
CSL Ltd	14,648	2,141
Dexus‡	34,314	257
Domino’s Pizza Enterprises Ltd	1,778	66
Flight Centre Travel Group Ltd	1,608	81
Fortescue Metals Group Ltd	50,827	165
Goodman Group‡	53,931	386
GPT Group/The‡	58,374	224
Harvey Norman Holdings Ltd	16,099	43
Healthscope Ltd	50,269	81
Incitec Pivot Ltd	58,029	164
Insurance Australia Group Ltd	75,763	453
James Hardie Industries PLC CDI	14,692	235
LendLease Group	18,696	280
Macquarie Group Ltd	10,598	968
Medibank Pvt Ltd	85,217	197
Mirvac Group‡	121,141	205
National Australia Bank Ltd	88,136	1,856
Newcrest Mining Ltd	25,322	407
Oil Search Ltd	45,910	307
Orica Ltd	11,616	152
Origin Energy Ltd*	56,799	413
QBE Insurance Group Ltd	43,804	329
Ramsay Health Care Ltd	4,580	192
REA Group Ltd	1,854	120
Rio Tinto Ltd	13,544	818
Santos Ltd	59,937	284

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Scentre Group‡	174,377	$551
SEEK Ltd	10,586	168
Sonic Healthcare Ltd	13,482	261
South32 Ltd	163,973	435
Stockland‡	82,150	253
Suncorp Group Ltd	42,834	477
Sydney Airport	37,083	195
Tabcorp Holdings Ltd	64,743	225
Telstra Corp Ltd	130,856	276
TPG Telecom Ltd	9,909	42
Transurban Group	73,298	638
Treasury Wine Estates Ltd	23,913	327
Unibail-Rodamco-Westfield CDI*‡	23,894	264
Vicinity Centres‡	109,847	217
Wesfarmers Ltd	37,061	1,363
Westpac Banking Corp	110,198	2,413
Woodside Petroleum Ltd	28,788	773
Woolworths Group Ltd	42,464	950

		33,349

Austria — 0.1%
ANDRITZ AG	2,109	120
Erste Group Bank AG	9,724	420
OMV AG	4,766	270
Raiffeisen Bank International AG	4,866	162
voestalpine AG	3,549	178

		1,150

Belgium — 0.2%
Ageas	5,835	313
Anheuser-Busch InBev SA/NV	24,394	2,472
Colruyt SA	1,951	117
Groupe Bruxelles Lambert SA	2,580	274
KBC Group NV	8,228	633
Proximus SADP	5,154	126
Solvay SA	2,349	322
Telenet Group Holding NV*	1,528	74
UCB SA	4,092	352
Umicore SA	6,656	389

		5,072

Brazil — 0.4%
Ambev SA	223,410	1,151
Atacadao Distribuicao Comercio e Industria Ltda	22,000	91
B3 SA - Brasil Bolsa Balcao	96,578	609
Banco Bradesco SA	47,774	354
Banco do Brasil SA	40,700	352
Banco Santander Brasil SA	20,400	198
BB Seguridade Participacoes SA	33,600	219
BR Malls Participacoes SA*	43,495	115
BRF SA*	27,900	168
CCR SA	58,748	165
Centrais Eletricas Brasileiras SA*	13,000	60

Adviser Managed Trust / Annual Report / July 31, 2018	1

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cia de Saneamento Basico do Estado de Sao Paulo	16,500	$110
Cia Siderurgica Nacional SA*	38,000	93
Cielo SA	57,940	223
Cosan SA	8,500	83
EDP - Energias do Brasil SA	18,847	68
Embraer SA	33,400	171
Engie Brasil Energia SA	9,500	95
Equatorial Energia SA	9,600	155
Fibria Celulose SA	11,800	233
Hypera SA	16,900	125
IRB Brasil Resseguros S/A	4,800	68
JBS SA	43,100	103
Klabin SA	29,365	159
Kroton Educacional SA	67,600	202
Localiza Rent a Car SA	31,185	192
Lojas Renner SA	34,440	281
M Dias Branco SA	6,600	68
Magazine Luiza SA	3,300	115
Multiplan Empreendimentos Imobiliarios SA	13,557	72
Natura Cosmeticos SA	10,900	85
Odontoprev SA	16,300	58
Petrobras Distribuidora SA	15,300	80
Petroleo Brasileiro SA	137,300	803
Porto Seguro SA	6,700	88
Raia Drogasil SA	11,300	223
Rumo SA*	53,774	212
Sul America SA	12,142	72
Suzano Papel e Celulose SA	21,300	252
TIM Participacoes SA	42,200	139
Ultrapar Participacoes SA	17,100	187
Vale SA	152,189	2,226
WEG SA	35,620	175

		10,698

Canada — 0.1%
58.com Inc ADR*	4,400	296
Atlantic Power Corp*	12,789	28
Ctrip.com International Ltd ADR*	19,100	786
Havilah Mining Corp*	2,580	1
IMAX Corp*	6,748	149
JD.com Inc ADR*	33,300	1,194
Masonite International Corp*	3,440	235
MDC Partners Inc, Cl A*	6,541	33
Momo Inc ADR*	6,000	246
Tahoe Resources Inc	39,240	177
TAL Education Group ADR*	15,500	496
Teekay Corp	7,946	55
Weibo Corp ADR*	2,280	189

		3,885

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chile — 0.1%
Aguas Andinas SA, Cl A	110,966	$65
Banco de Chile	1,124,295	175
Banco de Credito e Inversiones SA	1,943	134
Banco Santander Chile	3,038,891	249
Cencosud SA	65,576	179
Cia Cervecerias Unidas SA	7,031	96
Colbun SA	369,931	82
Empresa Nacional de Telecomunicaciones SA	7,975	75
Empresas CMPC SA	57,207	231
Empresas COPEC SA	20,357	326
Enel Americas SA	1,327,127	234
Enel Chile SA	1,693,852	179
Itau CorpBanca	6,192,200	65
Latam Airlines Group SA	14,011	158
SACI Falabella	32,663	303

		2,551

China — 2.0%
51job Inc ADR*	1,700	156
AAC Technologies Holdings Inc	35,000	446
Agricultural Bank of China Ltd, Cl H	1,338,000	648
Air China Ltd, Cl H	102,000	94
Alibaba Group Holding Ltd ADR*	51,900	9,717
Aluminum Corp of China Ltd, Cl H*	228,000	104
Anhui Conch Cement Co Ltd, Cl H	57,500	368
ANTA Sports Products Ltd	57,000	291
Autohome Inc ADR	2,800	271
AviChina Industry & Technology Co Ltd, Cl H	122,000	75
Baidu Inc ADR*	12,700	3,139
Bank of China Ltd, Cl H	3,796,000	1,780
Bank of Communications Co Ltd, Cl H	409,000	295
BBMG Corp, Cl H	153,000	60
Beijing Capital International Airport Co Ltd, Cl H	92,000	105
CGN Power Co Ltd, Cl H (A)	521,000	138
China Cinda Asset Management Co Ltd, Cl H	450,000	126
China CITIC Bank Corp Ltd, Cl H	419,000	269
China Coal Energy Co Ltd, Cl H	134,000	56
China Communications Construction Co Ltd, Cl H	214,000	236
China Communications Services Corp Ltd, Cl H	148,000	94
China Construction Bank Corp, Cl H	4,400,000	3,987
China Everbright Bank Co Ltd, Cl H	174,000	76
China Galaxy Securities Co Ltd, Cl H	189,000	98
China Longyuan Power Group Corp Ltd, Cl H	163,000	152
China Merchants Bank Co Ltd, Cl H	183,000	715
China National Building Material Co Ltd, Cl H	192,000	208

2	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Oilfield Services Ltd, Cl H	102,000	$94
China Pacific Insurance Group Co Ltd, Cl H	126,000	491
China Petroleum & Chemical Corp, Cl H	1,190,000	1,148
China Railway Construction Corp Ltd, Cl H	103,000	124
China Railway Group Ltd, Cl H	187,000	162
China Telecom Corp Ltd, Cl H	656,000	310
China Vanke Co Ltd, Cl H	61,900	198
China Zhongwang Holdings Ltd	105,600	52
Chongqing Changan Automobile Co Ltd, Cl B	50,700	44
Chongqing Rural Commercial Bank Co Ltd, Cl H	151,000	92
CITIC Securities Co Ltd, Cl H	109,000	218
COSCO SHIPPING Development Co Ltd, Cl H*	54,000	9
COSCO SHIPPING Holdings Co Ltd, Cl H*	154,000	64
Country Garden Holdings Co Ltd	350,000	542
CRRC Corp Ltd	206,000	181
Datang International Power Generation Co Ltd, Cl H	196,000	57
ENN Energy Holdings Ltd	36,000	366
Fang Holdings Ltd ADR*	13,900	45
Fosun International Ltd	126,000	230
GDS Holdings Ltd ADR*	3,400	74
Great Wall Motor Co Ltd, Cl H	167,000	120
Guangzhou R&F Properties Co Ltd	59,200	106
Huadian Power International Corp Ltd, Cl H	114,000	53
Huaneng Power International Inc, Cl H	210,000	158
Huazhu Group Ltd ADR	6,200	248
Industrial & Commercial Bank of China Ltd, Cl H	3,177,000	2,352
Inner Mongolia Yitai Coal Co Ltd, Cl B	59,600	78
Jiangsu Expressway Co Ltd, Cl H	70,000	85
Jiangxi Copper Co Ltd, Cl H	78,000	98
Kingsoft Corp Ltd	50,000	121
NetEase Inc ADR	3,900	1,006
New Oriental Education & Technology Group Inc ADR	7,100	611
Noah Holdings Ltd ADR*	1,600	82
PetroChina Co Ltd, Cl H	988,000	754
PICC Property & Casualty Co Ltd, Cl H	333,000	376
Ping An Insurance Group Co of China Ltd, Cl H	244,500	2,268
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	112,000	86
Shanghai Electric Group Co Ltd, Cl H	170,000	57
Shanghai Fosun Pharmaceutical Group Co Ltd, Cl H	27,000	129
Shanghai Lujiazui Finance & Trade Zone Development Co Ltd, Cl B	51,840	72
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	47,100	125
Shenzhou International Group Holdings Ltd	36,000	442

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shimao Property Holdings Ltd	58,500	$166
Sihuan Pharmaceutical Holdings Group Ltd	100,000	22
SINA Corp/China*	3,300	266
Sino-Ocean Group Holding Ltd	172,000	97
Sinopec Engineering Group Co Ltd, Cl H	75,000	76
Sinopec Shanghai Petrochemical Co Ltd, Cl H	190,000	114
Sinopharm Group Co Ltd, Cl H	56,800	240
Sinotrans Ltd, Cl H	125,000	58
SOHO China Ltd	128,000	60
Sun Art Retail Group Ltd	122,500	156
Tencent Holdings Ltd	255,900	11,583
Tingyi Cayman Islands Holding Corp	108,000	250
TravelSky Technology Ltd, Cl H	56,000	159
Tsingtao Brewery Co Ltd, Cl H	20,000	107
Uni-President China Holdings Ltd	72,000	83
Vipshop Holdings Ltd ADR*	21,600	208
Want Want China Holdings Ltd	264,000	218
Weichai Power Co Ltd, Cl H	124,000	151
Yanzhou Coal Mining Co Ltd, Cl H	98,000	122
YY Inc ADR*	2,200	205
Zhuzhou CRRC Times Electric Co Ltd, Cl H	27,600	166
Zijin Mining Group Co Ltd, Cl H	302,000	112
ZTE Corp, Cl H	41,400	71

		52,322

Colombia — 0.0%
Bancolombia SA	9,900	115
Cementos Argos SA	20,851	66
Ecopetrol SA	210,420	225
Grupo Argos SA/Colombia	12,098	82
Grupo de Inversiones Suramericana SA	12,361	158
Interconexion Electrica SA ESP	18,670	93

		739

Czech Republic — 0.0%
Central European Media Enterprises Ltd, Cl A*	10,878	42
CEZ AS	7,360	193
Komercni banka as	3,469	151
Moneta Money Bank AS (A)	23,296	80
O2 Czech Republic AS	5,020	59

		525

Denmark — 0.3%
AP Moller-Maersk A/S, Cl B	211	304
AP Moller-Maersk A/S, Cl A	111	150
Carlsberg A/S, Cl B	3,452	416
Chr Hansen Holding A/S	3,206	332
Coloplast A/S, Cl B	3,838	419
Danske Bank A/S	23,860	694
DSV A/S	6,046	507
Genmab A/S*	2,055	352
H Lundbeck A/S	2,300	167

Adviser Managed Trust / Annual Report / July 31, 2018	3

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ISS A/S	5,425	$203
Novo Nordisk A/S, Cl B	56,569	2,827
Novozymes A/S, Cl B	7,367	388
Orsted A/S (A)	5,957	368
Pandora A/S	3,785	269
Tryg A/S	3,356	82
Vestas Wind Systems A/S	6,466	417
William Demant Holding A/S*	3,548	170

		8,065

Finland — 0.2%
Elisa OYJ	4,520	197
Fortum OYJ	14,433	363
Kone OYJ, Cl B	10,726	587
Metso OYJ	3,267	120
Neste Oyj	4,032	333
Nokia OYJ	180,876	983
Nokian Renkaat OYJ	3,575	155
Orion Oyj, Cl B	3,353	116
Sampo Oyj, Cl A	14,205	722
Stora Enso OYJ, Cl R	17,885	296
UPM-Kymmene OYJ	17,516	622
Wartsila OYJ Abp	14,115	305

		4,799

France — 1.9%
Accor SA	6,181	319
Aeroports de Paris	943	211
Air Liquide SA	13,961	1,789
Alstom SA*	5,178	232
Amundi SA (A)	1,898	131
Arkema SA	2,184	274
Atos SE	3,122	420
AXA SA	62,568	1,581
BioMerieux	1,301	108
BNP Paribas SA	36,409	2,372
Bollore SA	30,979	144
Bouygues SA	7,112	313
Bureau Veritas SA	8,939	230
Capgemini SE	5,220	671
Carrefour SA	19,168	344
Casino Guichard Perrachon SA	1,640	67
Cie de Saint-Gobain	16,114	718
Cie Generale des Etablissements Michelin SCA	5,563	717
CNP Assurances	6,045	141
Covivio‡	1,193	124
Credit Agricole SA	37,599	529
Danone SA	19,451	1,530
Dassault Aviation SA	86	159
Dassault Systemes SE	4,139	619
Edenred, Industrials	7,869	310
Eiffage SA	2,513	281

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Electricite de France SA	19,736	$296
Engie SA	58,743	950
Essilor International Cie Generale d’Optique SA	6,812	1,006
Eurazeo SA	1,564	121
Eurofins Scientific SE	391	213
Eutelsat Communications SA	6,201	133
Faurecia SA	2,384	162
Gecina SA‡	1,566	267
Getlink	14,506	192
Hermes International	1,028	651
ICADE‡	1,074	104
Iliad SA	863	137
Imerys SA	1,282	100
Ingenico Group SA	1,972	164
Ipsen SA	1,225	204
JCDecaux SA	2,153	70
Kering SA	2,472	1,319
Klepierre SA‡	6,380	241
Legrand SA	8,611	633
L’Oreal SA	8,164	2,001
LVMH Moet Hennessy Louis Vuitton SE	9,025	3,156
Natixis SA	30,595	220
Orange SA	64,230	1,098
Pernod Ricard SA	6,941	1,120
Peugeot SA	19,055	549
Publicis Groupe SA	6,999	448
Remy Cointreau SA	782	107
Renault SA	6,342	559
Rexel SA	10,220	160
Safran SA	10,889	1,351
Sanofi	36,528	3,179
Schneider Electric SE	17,413	1,403
SCOR SE	5,094	198
SEB SA	769	146
Societe BIC SA	833	80
Societe Generale SA	25,097	1,119
Sodexo SA	2,875	318
STMicroelectronics NV	22,359	487
Suez	12,487	177
Teleperformance	1,904	349
Thales SA	3,434	452
TOTAL SA	78,179	5,110
Ubisoft Entertainment SA*	2,504	277
Valeo SA	7,698	378
Veolia Environnement SA	17,768	406
Vinci SA	16,316	1,642
Vivendi SA	33,282	864
Wendel SA	834	122

		48,773

Germany — 1.7%
1&1 Drillisch AG	1,665	99

4	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
adidas AG	6,082	$1,346
Allianz SE	14,241	3,152
Axel Springer SE	1,668	125
BASF SE	29,715	2,857
Bayer AG	29,070	3,240
Bayerische Motoren Werke AG	10,731	1,038
Beiersdorf AG	3,365	392
Brenntag AG	4,902	294
Commerzbank AG	33,386	361
Continental AG	3,576	824
Covestro AG (A)	6,336	609
Daimler AG	29,461	2,039
Delivery Hero SE*(A)	2,981	169
Deutsche Bank AG	64,423	843
Deutsche Boerse AG	6,221	820
Deutsche Lufthansa AG	7,116	200
Deutsche Post AG	32,140	1,135
Deutsche Telekom AG	107,552	1,781
Deutsche Wohnen SE	11,708	571
E.ON SE	71,639	808
Evonik Industries AG	5,173	192
Fraport AG Frankfurt Airport Services Worldwide	1,422	142
Fresenius Medical Care AG & Co KGaA	6,936	678
Fresenius SE & Co KGaA	13,410	1,036
GEA Group AG	5,902	231
Hannover Rueck SE	1,949	260
HeidelbergCement AG	4,931	419
Henkel AG & Co KGaA	3,397	364
HOCHTIEF AG	602	108
HUGO BOSS AG	2,155	194
Infineon Technologies AG	37,194	986
Innogy SE (A)	4,679	208
K+S AG	6,444	170
KION Group AG	2,206	152
LANXESS AG	2,705	222
Linde AG	6,058	1,496
MAN SE	1,208	136
Merck KGaA	4,251	437
METRO AG	5,165	64
MTU Aero Engines AG	1,732	367
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,025	1,116
OSRAM Licht AG	3,343	149
ProSiebenSat.1 Media SE	7,390	200
Puma SE	287	144
QIAGEN NV*	7,610	276
RWE AG	16,995	446
SAP SE	31,934	3,731
Siemens AG	24,737	3,495
Siemens Healthineers AG*(A)	4,811	214
Symrise AG	3,924	355

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telefonica Deutschland Holding AG	26,485	$116
thyssenkrupp AG	14,291	382
TUI AG	14,618	313
Uniper SE	6,321	197
United Internet AG	4,012	216
Volkswagen AG	1,113	193
Vonovia SE	15,932	772
Wirecard AG	3,855	721
Zalando SE*(A)	3,599	207

		43,808

Greece — 0.0%
Alpha Bank AE*	65,706	143
Costamare Inc	6,739	47
Eurobank Ergasias SA*	93,311	96
FF Group*	1,785	10
Hellenic Telecommunications Organization SA	13,601	177
JUMBO SA	4,857	78
National Bank of Greece SA*	287,733	94
OPAP SA	11,884	133
Piraeus Bank SA*	12,192	38
Titan Cement Co SA	2,299	56

		872

Hong Kong — 1.5%
3SBio Inc (A)	62,300	133
Agile Group Holdings Ltd	80,000	123
AIA Group Ltd	391,400	3,417
Alibaba Health Information Technology Ltd*	190,000	195
Alibaba Pictures Group Ltd*	790,000	94
Angang Steel Co Ltd, Cl H	68,000	72
ASM Pacific Technology Ltd	9,800	118
BAIC Motor Corp Ltd, Cl H (A)	97,000	81
Bank of East Asia Ltd/The	42,812	170
Beijing Enterprises Holdings Ltd	25,500	124
Beijing Enterprises Water Group Ltd	276,000	150
BOC Aviation Ltd (A)	12,000	75
BOC Hong Kong Holdings Ltd	119,000	576
Brilliance China Automotive Holdings Ltd	144,000	188
BYD Co Ltd, Cl H	31,000	175
BYD Electronic International Co Ltd	53,500	62
CAR Inc*	52,000	52
China Agri-Industries Holdings Ltd	139,000	55
China Conch Venture Holdings Ltd	78,500	296
China Eastern Airlines Corp Ltd, Cl H	88,000	55
China Everbright International Ltd	120,000	146
China Everbright Ltd	50,000	88
China Evergrande Group	193,000	532
China First Capital Group Ltd*	170,000	110
China Gas Holdings Ltd	82,000	332

Adviser Managed Trust / Annual Report / July 31, 2018	5

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Huarong Asset Management Co Ltd, Cl H (A)	497,200	$127
China Huishan Dairy Holdings Co Ltd*	228,000	12
China International Capital Corp Ltd, Cl H (A)	61,200	105
China International Marine Containers Group Co Ltd, Cl H	34,000	39
China Jinmao Holdings Group Ltd	264,000	127
China Life Insurance Co Ltd, Cl H	347,000	866
China Literature Ltd*(A)	9,800	82
China Medical System Holdings Ltd	69,000	118
China Mengniu Dairy Co Ltd	133,000	412
China Merchants Port Holdings Co Ltd	67,044	139
China Minsheng Banking Corp Ltd, Cl H	321,600	238
China Mobile Ltd	293,000	2,644
China Molybdenum Co Ltd, Cl H	204,000	104
China Overseas Land & Investment Ltd	176,000	553
China Power International Development Ltd	272,000	68
China Railway Signal & Communication Corp Ltd, Cl H (A)	90,000	64
China Reinsurance Group Corp, Cl H	336,000	70
China Resources Beer Holdings Co Ltd	88,000	396
China Resources Cement Holdings Ltd	126,000	144
China Resources Gas Group Ltd	44,000	209
China Resources Land Ltd	128,000	468
China Resources Pharmaceutical Group Ltd (A)	92,000	134
China Resources Power Holdings Co Ltd	100,000	193
China Shenhua Energy Co Ltd, Cl H	164,000	370
China Southern Airlines Co Ltd, Cl H	112,000	79
China State Construction International Holdings Ltd	108,000	129
China Taiping Insurance Holdings Co Ltd	84,800	290
China Traditional Chinese Medicine Holdings Co Ltd	120,000	88
China Travel International Investment Hong Kong Ltd	140,000	56
China Unicom Hong Kong Ltd	284,000	350
Chong Sing Holdings FinTech Gr	896,000	68
CIFI Holdings Group Co Ltd	180,000	117
CITIC Ltd	281,000	397
CK Asset Holdings Ltd	84,776	649
CK Hutchison Holdings Ltd	88,000	957
CK Infrastructure Holdings Ltd	21,000	156
CLP Holdings Ltd	54,000	617
CNOOC Ltd	824,000	1,378
COSCO SHIPPING Energy Transportation Co Ltd, Cl H	92,000	40
COSCO SHIPPING Ports Ltd	31,064	29
CSPC Pharmaceutical Group Ltd	224,000	585
Dali Foods Group Co Ltd (A)	113,000	95
Dongfeng Motor Group Co Ltd, Cl H	136,000	136

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Far East Horizon Ltd	114,000	$110
Fullshare Holdings Ltd	337,200	149
Future Land Development Holdings Ltd	98,000	88
Fuyao Glass Industry Group Co Ltd, Cl H (A)	30,800	112
Galaxy Entertainment Group Ltd	76,000	611
GCL-Poly Energy Holdings Ltd*	771,000	68
Geely Automobile Holdings Ltd	245,000	559
Genscript Biotech Corp*	42,000	103
GF Securities Co Ltd, Cl H	75,800	106
GOME Retail Holdings Ltd	606,000	64
Greentown China Holdings Ltd	51,500	61
Guangdong Investment Ltd	140,000	241
Guangzhou Automobile Group Co Ltd, Cl H	154,000	144
Guotai Junan Securities Co Ltd, Cl H (A)	35,000	73
Haier Electronics Group Co Ltd	72,000	210
Haitian International Holdings Ltd	37,000	87
Haitong Securities Co Ltd, Cl H	160,400	162
Hang Lung Group Ltd	26,000	77
Hang Lung Properties Ltd	65,000	137
Hang Seng Bank Ltd	25,000	680
Henderson Land Development Co Ltd	41,382	231
Hengan International Group Co Ltd	34,500	307
HengTen Networks Group Ltd*	1,532,000	49
HK Electric Investments & HK Electric Investments Ltd (A)	94,500	97
HKT Trust & HKT Ltd	122,000	163
Hong Kong & China Gas Co Ltd	298,914	610
Hong Kong Exchanges & Clearing Ltd	38,051	1,123
Huaneng Renewables Corp Ltd, Cl H	280,000	104
Huatai Securities Co Ltd, Cl H (A)	80,600	127
Hysan Development Co Ltd	22,000	120
I-CABLE Communications Ltd*	9	—
Jiayuan International Group Ltd	52,591	102
Kaisa Group Holdings Ltd	137,000	55
Kerry Properties Ltd	23,000	116
Kingboard Holdings Ltd	35,500	124
Kingboard Laminates Holdings Ltd	61,500	73
Kingdee International Software Group Co Ltd	106,000	117
Kunlun Energy Co Ltd	162,000	140
KWG Property Holding Ltd	70,500	80
Lee & Man Paper Manufacturing Ltd	88,000	86
Legend Holdings Corp, Cl H (A)	20,500	61
Lenovo Group Ltd	350,000	194
Li & Fung Ltd	170,000	58
Link‡	71,000	704
Logan Property Holdings Co Ltd	74,000	93
Longfor Group Holdings Ltd	76,500	215
Luye Pharma Group Ltd	66,500	65
Meitu Inc*(A)	97,000	75
Melco Resorts & Entertainment Ltd ADR	8,121	210
Metallurgical Corp of China Ltd, Cl H	188,000	55

6	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MGM China Holdings Ltd	27,600	$59
Minth Group Ltd	24,000	90
MMG Ltd*	132,000	81
MTR Corp Ltd	50,139	281
New China Life Insurance Co Ltd, Cl H	42,300	195
New World Development Co Ltd	199,949	285
Nexteer Automotive Group Ltd	51,000	72
Nine Dragons Paper Holdings Ltd	104,000	129
NWS Holdings Ltd	46,334	84
PCCW Ltd	153,000	89
People’s Insurance Co Group of China Ltd/ The, Cl H	365,000	163
Postal Savings Bank of China Co Ltd, Cl H (A)	150,000	100
Power Assets Holdings Ltd	46,000	326
Sands China Ltd	79,200	408
Semiconductor Manufacturing International Corp*	155,200	187
Shanghai Industrial Holdings Ltd	29,000	68
Shangri-La Asia Ltd	36,000	59
Shenzhen International Holdings Ltd	49,500	91
Shenzhen Investment Ltd	190,000	68
Shui On Land Ltd	234,500	55
Sino Biopharmaceutical Ltd	315,000	430
Sino Land Co Ltd	107,967	185
Sinotruk Hong Kong Ltd	42,000	59
SJM Holdings Ltd	57,000	69
Skyworth Digital Holdings Ltd	122,000	48
SSY Group Ltd	82,000	78
Sun Hung Kai Properties Ltd	52,000	815
Sunac China Holdings Ltd	116,000	377
Sunny Optical Technology Group Co Ltd	33,600	554
Swire Pacific Ltd, Cl A	15,500	168
Swire Properties Ltd	40,200	158
Techtronic Industries Co Ltd	45,000	251
Tong Ren Tang Technologies Co Ltd, Cl H	36,000	53
Towngas China Co Ltd	59,847	59
WH Group Ltd (A)	287,177	231
Wharf Holdings Ltd/The	42,000	139
Wharf Real Estate Investment Co Ltd	41,000	299
Wheelock & Co Ltd	27,000	191
Wuxi Biologics Cayman Inc*(A)	23,000	234
Wynn Macau Ltd	52,400	154
Xinjiang Goldwind Science & Technology Co Ltd, Cl H	40,800	52
Xinyi Solar Holdings Ltd	190,000	57
Yue Yuen Industrial Holdings Ltd	21,500	58
Yuexiu Property Co Ltd	394,000	75
Yuzhou Properties Co Ltd	104,000	59
Zhaojin Mining Industry Co Ltd	68,500	55
Zhejiang Expressway Co Ltd, Cl H	84,000	71

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ZhongAn Online P&C Insurance Co Ltd, Cl H*(A)	10,100	$46
Zhongsheng Group Holdings Ltd	31,500	72

		38,700

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	17,864	175
OTP Bank Nyrt	10,980	413
Richter Gedeon Nyrt	6,387	116

		704

India — 0.3%
Axis Bank Ltd	21,000	168
Bharti Airtel Ltd	14,542	83
Dr Reddy’s Laboratories Ltd ADR	4,000	125
Eicher Motors Ltd	400	162
Grasim Industries Ltd	10,000	149
HCL Technologies Ltd	8,000	113
Hindustan Unilever Ltd	5,000	126
Housing Development Finance Corp Ltd	42,529	1,237
ICICI Bank Ltd ADR	50,826	449
Indiabulls Housing Finance Ltd	10,000	189
Infosys Ltd ADR	75,000	1,513
ITC Ltd	33,818	147
Mahindra & Mahindra Ltd	10,000	136
Maruti Suzuki India Ltd	400	56
Reliance Industries Ltd GDR (A)	50,000	1,710
State Bank of India GDR*	6,500	277
Sun Pharmaceutical Industries Ltd	5,819	48
Tata Consultancy Services Ltd	12,400	351
Tata Motors Ltd ADR*	11,100	202
Vakrangee Ltd	7,368	5
Vedanta Ltd ADR	15,000	194
Wipro Ltd ADR	60,000	304
Yes Bank Ltd	20,000	107

		7,851

Indonesia — 0.2%
Adaro Energy Tbk PT	610,500	81
AKR Corporindo Tbk PT	92,500	27
Astra International Tbk PT	938,500	465
Bank Central Asia Tbk PT	569,500	919
Bank Danamon Indonesia Tbk PT	173,000	79
Bank Mandiri Persero Tbk PT	869,000	401
Bank Negara Indonesia Persero Tbk PT	339,000	174
Bank Rakyat Indonesia Persero Tbk PT	2,585,000	550
Bank Tabungan Negara Persero Tbk PT	186,100	30
Bumi Serpong Damai Tbk PT*	379,000	36
Charoen Pokphand Indonesia Tbk PT	364,000	114
Gudang Garam Tbk PT	22,000	115
Hanjaya Mandala Sampoerna Tbk PT	425,000	113
Indah Kiat Pulp & Paper Corp Tbk PT	119,900	160
Indocement Tunggal Prakarsa Tbk PT	72,000	71
Indofood CBP Sukses Makmur Tbk PT	112,000	68

Adviser Managed Trust / Annual Report / July 31, 2018	7

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indofood Sukses Makmur Tbk PT	202,000	$89
Jasa Marga Persero Tbk PT	114,204	37
Kalbe Farma Tbk PT	982,000	88
Matahari Department Store Tbk PT	112,000	62
Pakuwon Jati Tbk PT	1,021,000	36
Perusahaan Gas Negara Persero Tbk	535,500	63
Semen Indonesia Persero Tbk PT	138,000	73
Surya Citra Media Tbk PT	298,000	42
Telekomunikasi Indonesia Persero Tbk PT	2,352,900	583
Tower Bersama Infrastructure Tbk PT	118,500	43
Unilever Indonesia Tbk PT	71,000	213
United Tractors Tbk PT	84,000	205
Waskita Karya Persero Tbk PT	244,500	36

		4,973

Ireland — 0.6%
Accenture PLC, Cl A	37,464	5,969
AIB Group PLC	25,573	147
Alkermes PLC*	8,700	382
Ardmore Shipping Corp	3,445	23
Bank of Ireland Group PLC	29,597	254
CRH PLC	27,157	930
Eaton Corp PLC	25,200	2,096
Endo International PLC*	28,110	350
Experian PLC	29,497	725
Horizon Pharma PLC*	20,615	363
Ingersoll-Rand PLC	14,500	1,428
Jazz Pharmaceuticals PLC*	3,400	588
Kerry Group PLC, Cl A	5,220	554
Mallinckrodt PLC*	10,392	244
Paddy Power Betfair PLC	2,829	309
Pentair PLC	9,700	433
Perrigo Co PLC	7,800	628
Prothena Corp PLC*	4,684	70
Ryanair Holdings PLC ADR*	735	77
Smurfit Kappa Group PLC	7,303	300
Weatherford International PLC*	57,800	196

		16,066

Israel — 0.1%
Azrieli Group Ltd	1,230	59
Bank Hapoalim BM	34,833	246
Bank Leumi Le-Israel BM	48,245	302
Bezeq The Israeli Telecommunication Corp Ltd	60,090	64
Check Point Software Technologies Ltd*	4,166	469
Elbit Systems Ltd	695	83
Frutarom Industries Ltd	1,133	114
Israel Chemicals Ltd	22,343	107
Mizrahi Tefahot Bank Ltd	4,031	78
Nice Ltd*	2,069	226
Stratasys Ltd*	6,051	118
Teva Pharmaceutical Industries Ltd	28,286	674

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Teva Pharmaceutical Industries Ltd ADR	3,542	$85

		2,625

Italy — 0.4%
Assicurazioni Generali SpA	38,236	680
Atlantia SpA	16,385	486
CNH Industrial NV	33,258	391
Davide Campari-Milano SpA	18,239	154
Enel SpA	263,871	1,473
Eni SpA	81,727	1,574
EXOR NV	3,383	223
Ferrari NV	3,901	519
Fiat Chrysler Automobiles NV*	34,678	592
Intesa Sanpaolo SpA	464,766	1,435
Leonardo SpA	13,140	158
Luxottica Group SpA	5,501	373
Mediobanca Banca di Credito Finanziario SpA	20,093	209
Moncler SpA	5,799	256
Pirelli & C SpA*(A)	12,965	113
Poste Italiane SpA (A)	17,648	164
Prysmian SpA	8,080	208
Recordati SpA	3,426	128
Snam SpA	76,283	328
Telecom Italia SpA/Milano*	583,219	429
Terna Rete Elettrica Nazionale SpA	43,848	246
UniCredit SpA	65,046	1,154

		11,293

Japan — 4.3%
ABC-Mart Inc	1,000	54
Acom Co Ltd	11,600	46
Aeon Co Ltd	19,300	391
AEON Financial Service Co Ltd	4,000	82
Aeon Mall Co Ltd	3,300	58
AGC Inc/Japan	5,900	246
Air Water Inc	5,000	91
Aisin Seiki Co Ltd	5,100	236
Ajinomoto Co Inc	15,300	270
Alfresa Holdings Corp	6,600	158
Alps Electric Co Ltd	5,800	167
Amada Holdings Co Ltd	12,000	120
ANA Holdings Inc	3,900	143
Aozora Bank Ltd	4,000	149
Asahi Group Holdings Ltd	11,600	562
Asahi Kasei Corp	41,600	554
Asics Corp	4,600	75
Astellas Pharma Inc	64,400	1,046
Bandai Namco Holdings Inc	6,500	259
Bank of Kyoto Ltd/The	1,800	87
Benesse Holdings Inc	2,600	94
Bridgestone Corp	19,500	765
Brother Industries Ltd	6,800	138

8	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Calbee Inc	2,800	$93
Canon Inc	32,800	1,060
Casio Computer Co Ltd	6,600	108
Central Japan Railway Co	4,700	976
Chiba Bank Ltd/The	20,900	149
Chubu Electric Power Co Inc	20,300	312
Chugai Pharmaceutical Co Ltd	7,200	365
Chugoku Electric Power Co Inc/The	9,500	125
Coca-Cola Bottlers Japan Holdings Inc	4,600	165
Concordia Financial Group Ltd	37,200	199
Credit Saison Co Ltd	5,600	87
CyberAgent Inc	3,300	173
CYBERDYNE Inc*	3,000	35
Dai Nippon Printing Co Ltd	8,000	174
Daicel Corp	8,500	93
Daifuku Co Ltd	3,100	135
Dai-ichi Life Holdings Inc	34,800	654
Daiichi Sankyo Co Ltd	18,500	764
Daikin Industries Ltd	8,000	952
Daito Trust Construction Co Ltd	2,400	400
Daiwa House Industry Co Ltd	18,300	665
Daiwa House REIT Investment Corp, Cl A‡	59	145
Daiwa Securities Group Inc	52,000	302
DeNA Co Ltd	3,100	58
Denso Corp	14,300	703
Dentsu Inc	6,900	289
Disco Corp	900	153
Don Quijote Holdings Co Ltd	4,000	187
East Japan Railway Co	10,100	942
Eisai Co Ltd	8,200	702
Electric Power Development Co Ltd	5,000	135
FamilyMart UNY Holdings Co Ltd	2,400	223
FANUC Corp	6,300	1,234
Fast Retailing Co Ltd	1,900	827
Fuji Electric Co Ltd	20,000	147
FUJIFILM Holdings Corp	12,700	522
Fujitsu Ltd	65,000	442
Fukuoka Financial Group Inc	22,000	120
Hakuhodo DY Holdings Inc	7,900	121
Hamamatsu Photonics KK	4,700	199
Hankyu Hanshin Holdings Inc	7,700	306
Hikari Tsushin Inc	700	117
Hino Motors Ltd	7,500	84
Hirose Electric Co Ltd	955	116
Hisamitsu Pharmaceutical Co Inc	1,900	139
Hitachi Chemical Co Ltd	3,000	59
Hitachi Construction Machinery Co Ltd	3,700	118
Hitachi High-Technologies Corp	2,000	82
Hitachi Ltd	156,000	1,085
Hitachi Metals Ltd	6,200	67
Honda Motor Co Ltd	52,800	1,583
Hoshizaki Corp	1,700	171

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hoya Corp	12,500	$748
Hulic Co Ltd	10,500	103
Idemitsu Kosan Co Ltd	4,200	189
IHI Corp	4,500	157
Iida Group Holdings Co Ltd	5,100	100
Inpex Corp	34,100	375
Isetan Mitsukoshi Holdings Ltd	11,400	137
Isuzu Motors Ltd	17,200	232
ITOCHU Corp	45,300	801
J Front Retailing Co Ltd	7,000	102
Japan Airlines Co Ltd	4,000	147
Japan Airport Terminal Co Ltd	1,300	62
Japan Exchange Group Inc	16,900	300
Japan Post Bank Co Ltd	13,600	163
Japan Post Holdings Co Ltd	51,500	567
Japan Prime Realty Investment Corp‡	30	108
Japan Real Estate Investment Corp‡	44	230
Japan Retail Fund Investment Corp‡	89	162
Japan Tobacco Inc	35,700	1,013
JFE Holdings Inc	16,400	332
JGC Corp	7,100	137
JSR Corp	6,800	130
JTEKT Corp	6,500	94
JXTG Holdings Inc	106,600	780
Kajima Corp	30,000	233
Kakaku.com Inc	4,100	86
Kamigumi Co Ltd	3,500	73
Kaneka Corp	8,000	70
Kansai Electric Power Co Inc/The	23,400	332
Kansai Paint Co Ltd	6,300	144
Kao Corp	16,000	1,163
Kawasaki Heavy Industries Ltd	4,300	126
KDDI Corp	58,600	1,630
Keihan Holdings Co Ltd	3,000	109
Keikyu Corp	7,000	114
Keio Corp	3,200	157
Keisei Electric Railway Co Ltd	3,900	129
Keyence Corp	3,200	1,684
Kikkoman Corp	5,000	236
Kintetsu Group Holdings Co Ltd	5,800	230
Kirin Holdings Co Ltd	26,300	671
Kobayashi Pharmaceutical Co Ltd	1,600	133
Kobe Steel Ltd	9,000	88
Koito Manufacturing Co Ltd	3,300	211
Komatsu Ltd	29,900	875
Konami Holdings Corp	3,100	145
Konica Minolta Inc	15,900	142
Kose Corp	1,000	191
Kubota Corp	32,600	544
Kuraray Co Ltd	9,800	138
Kurita Water Industries Ltd	2,900	84
Kyocera Corp	10,600	614

Adviser Managed Trust / Annual Report / July 31, 2018	9

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kyowa Hakko Kirin Co Ltd	8,700	$165
Kyushu Electric Power Co Inc	11,600	136
Kyushu Railway Co	5,000	153
Lawson Inc	1,800	108
LINE Corp*	2,500	109
Lion Corp	7,000	126
LIXIL Group Corp	8,600	176
M3 Inc	6,600	250
Mabuchi Motor Co Ltd	1,400	69
Makita Corp	7,500	336
Marubeni Corp	52,000	395
Marui Group Co Ltd	6,100	121
Maruichi Steel Tube Ltd	1,600	55
Mazda Motor Corp	18,200	226
McDonald’s Holdings Co Japan Ltd	2,300	110
Mebuki Financial Group Inc	24,560	87
Medipal Holdings Corp	6,000	122
MEIJI Holdings Co Ltd	4,000	314
MINEBEA MITSUMI Inc	12,900	230
MISUMI Group Inc	9,500	241
Mitsubishi Chemical Holdings Corp	42,600	371
Mitsubishi Corp	43,800	1,220
Mitsubishi Electric Corp	58,500	790
Mitsubishi Estate Co Ltd	37,800	655
Mitsubishi Gas Chemical Co Inc	5,500	122
Mitsubishi Heavy Industries Ltd	10,000	374
Mitsubishi Materials Corp	3,200	91
Mitsubishi Motors Corp	22,400	170
Mitsubishi Tanabe Pharma Corp	8,700	163
Mitsubishi UFJ Financial Group Inc	385,000	2,371
Mitsubishi UFJ Lease & Finance Co Ltd	13,000	79
Mitsui & Co Ltd	55,700	930
Mitsui Chemicals Inc	6,200	166
Mitsui Fudosan Co Ltd	29,100	693
Mitsui OSK Lines Ltd	3,300	85
Mizuho Financial Group Inc	787,100	1,368
MS&AD Insurance Group Holdings Inc	15,700	479
Murata Manufacturing Co Ltd	5,800	1,010
Nabtesco Corp	4,000	123
Nagoya Railroad Co Ltd	5,400	135
NEC Corp	8,800	244
Nexon Co Ltd	14,200	204
NGK Insulators Ltd	9,100	159
NGK Spark Plug Co Ltd	5,200	149
NH Foods Ltd	3,000	119
Nidec Corp	7,200	1,041
Nikon Corp	9,900	166
Nintendo Co Ltd	3,700	1,215
Nippon Building Fund Inc‡	42	233
Nippon Electric Glass Co Ltd	2,400	77
Nippon Express Co Ltd	2,400	157
Nippon Paint Holdings Co Ltd	5,000	217

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nippon Prologis Inc‡	62	$125
Nippon Steel & Sumitomo Metal Corp	24,700	491
Nippon Telegraph & Telephone Corp	22,300	1,030
Nippon Yusen KK	4,700	90
Nissan Chemical Corp	4,400	196
Nissan Motor Co Ltd	75,200	709
Nisshin Seifun Group Inc	6,900	135
Nissin Foods Holdings Co Ltd	2,000	138
Nitori Holdings Co Ltd	2,600	392
Nitto Denko Corp	5,500	397
NOK Corp	2,800	56
Nomura Holdings Inc	114,100	539
Nomura Real Estate Holdings Inc	3,600	78
Nomura Real Estate Master Fund Inc‡	130	184
Nomura Research Institute Ltd	3,460	166
NSK Ltd	12,800	139
NTT Data Corp	19,700	224
NTT DOCOMO Inc	44,500	1,142
Obayashi Corp	21,100	220
Obic Co Ltd	2,200	188
Odakyu Electric Railway Co Ltd	9,100	192
Oji Holdings Corp	29,000	172
Olympus Corp	9,300	376
Omron Corp	6,400	288
Ono Pharmaceutical Co Ltd	12,800	301
Oracle Corp Japan	1,300	109
Oriental Land Co Ltd/Japan	6,400	694
ORIX Corp	43,200	699
Osaka Gas Co Ltd	12,000	230
Otsuka Corp	3,600	140
Otsuka Holdings Co Ltd	12,600	580
Panasonic Corp	71,800	922
Park24 Co Ltd	3,000	84
Persol Holdings Co Ltd	5,600	122
Pola Orbis Holdings Inc	2,800	108
Rakuten Inc	29,600	208
Recruit Holdings Co Ltd	36,100	985
Renesas Electronics Corp*	27,800	247
Resona Holdings Inc	69,400	394
Ricoh Co Ltd	20,800	202
Rinnai Corp	1,000	86
Rohm Co Ltd	3,000	255
Ryohin Keikaku Co Ltd	800	256
Sankyo Co Ltd	1,300	51
Santen Pharmaceutical Co Ltd	12,300	205
SBI Holdings Inc/Japan	7,600	207
Secom Co Ltd	6,800	518
Sega Sammy Holdings Inc	5,400	86
Seibu Holdings Inc	7,000	118
Seiko Epson Corp	9,100	164
Sekisui Chemical Co Ltd	12,700	227
Sekisui House Ltd	20,600	350

10	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Seven & i Holdings Co Ltd	24,500	$997
Seven Bank Ltd	17,300	52
SG Holdings Co Ltd	3,500	76
Sharp Corp/Japan	6,000	139
Shimadzu Corp	7,500	213
Shimamura Co Ltd	700	65
Shimano Inc	2,400	344
Shimizu Corp	18,800	196
Shin-Etsu Chemical Co Ltd	12,000	1,208
Shinsei Bank Ltd	5,200	82
Shionogi & Co Ltd	9,200	499
Shiseido Co Ltd	12,200	895
Shizuoka Bank Ltd/The	13,800	127
Showa Shell Sekiyu KK	5,500	90
SMC Corp/Japan	1,900	636
SoftBank Group Corp	26,700	2,209
Sohgo Security Services Co Ltd	2,100	96
Sompo Holdings Inc	11,000	446
Sony Corp	40,900	2,129
Sony Financial Holdings Inc	6,000	115
Stanley Electric Co Ltd	4,400	154
Start Today Co Ltd	6,800	272
Subaru Corp	19,700	573
SUMCO Corp	7,400	158
Sumitomo Chemical Co Ltd	50,000	286
Sumitomo Corp	37,100	608
Sumitomo Dainippon Pharma Co Ltd	5,400	104
Sumitomo Electric Industries Ltd	24,200	371
Sumitomo Heavy Industries Ltd	3,800	131
Sumitomo Metal Mining Co Ltd	7,300	262
Sumitomo Mitsui Financial Group Inc	43,600	1,731
Sumitomo Mitsui Trust Holdings Inc	10,700	424
Sumitomo Realty & Development Co Ltd	12,000	438
Sumitomo Rubber Industries Ltd	5,000	82
Sundrug Co Ltd	2,200	88
Suntory Beverage & Food Ltd	4,500	191
Suruga Bank Ltd	5,000	45
Suzuken Co Ltd/Aichi Japan	2,200	96
Suzuki Motor Corp	11,300	661
Sysmex Corp	5,500	519
T&D Holdings Inc	18,000	268
Taiheiyo Cement Corp	4,100	129
Taisei Corp	6,800	377
Taisho Pharmaceutical Holdings Co Ltd	1,200	135
Taiyo Nippon Sanso Corp	3,800	58
Takashimaya Co Ltd	9,000	75
Takeda Pharmaceutical Co Ltd	22,900	956
TDK Corp	4,300	458
Teijin Ltd	5,400	100
Terumo Corp	9,700	531
THK Co Ltd	4,000	108
Tobu Railway Co Ltd	6,500	191

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Toho Co Ltd/Tokyo	3,900	$116
Toho Gas Co Ltd	2,200	75
Tohoku Electric Power Co Inc	13,200	167
Tokio Marine Holdings Inc	21,700	1,028
Tokyo Century Corp	1,400	76
Tokyo Electric Power Co Holdings Inc*	48,600	232
Tokyo Electron Ltd	5,100	873
Tokyo Gas Co Ltd	12,800	311
Tokyo Tatemono Co Ltd	6,000	80
Tokyu Corp	15,700	270
Tokyu Fudosan Holdings Corp	17,500	119
Toppan Printing Co Ltd	15,000	115
Toray Industries Inc	43,700	338
Toshiba Corp	212,000	650
Tosoh Corp	7,900	128
TOTO Ltd	4,800	223
Toyo Seikan Group Holdings Ltd	4,700	86
Toyo Suisan Kaisha Ltd	2,600	94
Toyoda Gosei Co Ltd	1,900	48
Toyota Industries Corp	4,600	259
Toyota Motor Corp	74,000	4,829
Toyota Tsusho Corp	7,100	241
Trend Micro Inc/Japan	3,700	218
Tsuruha Holdings Inc	1,200	147
Unicharm Corp	13,100	398
United Urban Investment Corp‡	102	158
USS Co Ltd	7,400	140
West Japan Railway Co	5,300	369
Yahoo Japan Corp	47,600	181
Yakult Honsha Co Ltd	3,600	259
Yamada Denki Co Ltd	22,300	110
Yamaguchi Financial Group Inc	6,000	68
Yamaha Corp	4,300	201
Yamaha Motor Co Ltd	9,100	239
Yamato Holdings Co Ltd	10,300	298
Yamazaki Baking Co Ltd	3,800	94
Yaskawa Electric Corp	7,500	246
Yokogawa Electric Corp	7,800	138
Yokohama Rubber Co Ltd/The	4,100	87

		112,397

Luxembourg — 0.1%
Altisource Portfolio Solutions SA*	1,447	48
RTL Group SA	1,121	84
SES SA, Cl A	11,716	234
Tenaris SA	15,840	290
Trinseo SA	5,407	404

		1,060

Malaysia — 0.2%
AirAsia Group Bhd	75,900	66
Alliance Financial Group Bhd*	51,000	50
AMMB Holdings Bhd	89,500	89

Adviser Managed Trust / Annual Report / July 31, 2018	11

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Astro Malaysia Holdings Bhd	77,700	$35
Axiata Group Bhd	121,957	132
British American Tobacco Malaysia Bhd	6,700	57
CIMB Group Holdings Bhd	213,557	307
Dialog Group Bhd	154,400	126
DiGi.Com Bhd	156,100	175
FGV Holdings Bhd	75,900	32
Fraser & Neave Holdings Bhd	5,600	51
Gamuda Bhd	78,600	75
Genting Bhd	105,000	226
Genting Malaysia Bhd	134,000	167
Genting Plantations Bhd	16,000	37
HAP Seng Consolidated Bhd	28,200	68
Hartalega Holdings Bhd	71,000	107
Hong Leong Bank Bhd	32,900	154
Hong Leong Financial Group Bhd	12,000	53
IHH Healthcare Bhd	127,800	186
IJM Corp Bhd	131,600	63
IOI Corp Bhd	106,700	121
IOI Properties Group Bhd	99,750	47
Kuala Lumpur Kepong Bhd	28,100	171
Malayan Banking Bhd	195,934	473
Malaysia Airports Holdings Bhd	43,700	99
Maxis Bhd	93,600	133
MISC Bhd	61,800	102
Nestle Malaysia Bhd	2,700	98
Petronas Chemicals Group Bhd	112,400	247
Petronas Dagangan Bhd	11,800	78
Petronas Gas Bhd	31,000	143
PPB Group Bhd	27,960	114
Press Metal Aluminium Holdings Bhd	58,200	68
Public Bank Bhd	143,700	851
RHB Bank Bhd	40,407	54
Sime Darby Bhd	115,423	72
Sime Darby Plantation Bhd	115,423	149
Sime Darby Property Bhd	115,423	38
SP Setia Bhd Group	70,360	51
Telekom Malaysia Bhd	51,300	50
Tenaga Nasional Bhd	163,900	632
Top Glove Corp Bhd	30,800	77
UMW Holdings Bhd	25,600	38
Westports Holdings Bhd	51,400	47
YTL Corp Bhd	218,790	73

		6,282

Mexico — 0.3%
Alfa SAB de CV, Cl A	142,900	194
Alsea SAB de CV	22,100	76
America Movil SAB de CV	1,621,600	1,386
Arca Continental SAB de CV	24,000	159
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Cl B	94,500	159

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cemex SAB de CV*	701,952	$524
Coca-Cola Femsa SAB de CV	24,200	151
El Puerto de Liverpool SAB de CV	11,800	88
Fibra Uno Administracion SA de CV‡	153,800	222
Fomento Economico Mexicano SAB de CV	92,800	911
Gruma SAB de CV, Cl B	11,300	146
Grupo Aeroportuario del Pacifico SAB de CV, Cl B	18,100	171
Grupo Aeroportuario del Sureste SAB de CV, Cl B	10,000	179
Grupo Bimbo SAB de CV, Ser A	77,900	167
Grupo Carso SAB de CV	30,600	127
Grupo Financiero Banorte SAB de CV, Cl O	120,300	838
Grupo Financiero Inbursa SAB de CV, Cl O	117,300	193
Grupo Mexico SAB de CV	183,800	578
Grupo Televisa SAB	117,800	468
Industrias Penoles SAB de CV	6,810	115
Infraestructura Energetica Nova SAB de CV	25,000	122
Kimberly-Clark de Mexico SAB de CV, Cl A	80,700	149
Mexichem SAB de CV	49,917	175
Promotora y Operadora de Infraestructura SAB de CV	15,000	155
Wal-Mart de Mexico SAB de CV	252,500	736

		8,189

Netherlands — 1.3%
ABN AMRO Group NV (A)	14,093	391
Aegon NV	59,373	392
AerCap Holdings NV*	4,134	232
Airbus SE	18,815	2,333
Akzo Nobel NV	8,276	766
ArcelorMittal	21,587	695
ASML Holding NV	13,129	2,819
Cimpress NV*	2,740	400
Coca-Cola European Partners PLC	6,976	288
Frank’s International NV	9,732	82
Heineken Holding NV	3,626	351
Heineken NV	8,343	845
ING Groep NV	125,787	1,928
Koninklijke Ahold Delhaize NV	39,738	1,011
Koninklijke DSM NV	5,896	629
Koninklijke KPN NV	110,070	319
Koninklijke Philips NV	30,050	1,320
Koninklijke Vopak NV	2,037	96
NN Group NV	10,477	464
NXP Semiconductors NV*	31,316	2,986
Randstad NV	3,993	253
RELX NV	30,652	667
Royal Dutch Shell PLC, Cl A	149,271	5,120
Royal Dutch Shell PLC, Cl B	121,661	4,263
Unibail-Rodamco-Westfield‡	3,241	720
Unilever NV	49,432	2,848

12	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wolters Kluwer NV	9,463	$571

		32,789

New Zealand — 0.0%
a2 Milk Co Ltd*	23,711	169
Auckland International Airport Ltd	29,251	133
Fisher & Paykel Healthcare Corp Ltd	17,919	181
Fletcher Building Ltd	24,494	117
Meridian Energy Ltd	37,128	79
Ryman Healthcare Ltd	10,865	90
Spark New Zealand Ltd	62,496	165

		934

Norway — 0.1%
Aker BP ASA	3,502	125
DNB ASA	31,012	626
Equinor ASA	37,824	1,006
Gjensidige Forsikring ASA	5,794	93
Marine Harvest ASA	13,532	296
Nordic American Tankers Ltd	18,197	41
Norsk Hydro ASA	45,151	258
Orkla ASA	26,360	223
Schibsted ASA, Cl B	2,581	84
Telenor ASA	24,716	484
Yara International ASA	5,786	256

		3,492

Pakistan — 0.0%
Habib Bank Ltd	25,000	36
Lucky Cement*	9,900	44
United Bank Ltd/Pakistan	42,500	60

		140

Panama — 0.0%
Banco Latinoamericano de Comercio Exterior SA, Cl E	3,639	86
Copa Holdings SA, Cl A	1,766	172

		258

Peru — 0.0%
Cia de Minas Buenaventura SAA ADR	9,800	135
Credicorp Ltd	3,200	732

		867

Philippines — 0.1%
Aboitiz Equity Ventures Inc	87,890	95
Aboitiz Power Corp	71,000	50
Alliance Global Group Inc*	113,100	25
Ayala Corp	11,040	208
Ayala Land Inc	323,500	249
Bank of the Philippine Islands	76,616	141
BDO Unibank Inc	87,866	218
DMCI Holdings Inc	242,100	54
Globe Telecom Inc	1,535	53
GT Capital Holdings Inc	3,778	69

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
International Container Terminal Services Inc	27,800	$46
JG Summit Holdings Inc	126,700	134
Jollibee Foods Corp	29,850	152
Manila Electric Co	8,200	59
Megaworld Corp	660,000	58
Metro Pacific Investments Corp	586,000	52
Metropolitan Bank & Trust Co	39,172	54
PLDT Inc	4,370	110
Robinsons Land Corp	104,921	39
Security Bank Corp	11,600	44
SM Investments Corp	10,905	195
SM Prime Holdings Inc	443,200	315
Universal Robina Corp	39,080	94

		2,514

Poland — 0.1%
Alior Bank SA*	4,438	88
Bank Handlowy w Warszawie SA	1,777	36
Bank Millennium SA*	31,094	78
Bank Polska Kasa Opieki SA	7,405	227
Bank Zachodni WBK SA	1,651	166
CCC SA	1,316	81
CD Projekt SA*	3,230	175
Cyfrowy Polsat SA	11,600	75
Dino Polska SA*(A)	2,517	69
Grupa Azoty SA	2,400	27
Grupa Lotos SA	6,419	114
Jastrzebska Spolka Weglowa SA*	2,700	58
KGHM Polska Miedz SA*	6,427	170
LPP SA	139	341
mBank SA	771	90
Orange Polska SA	33,367	45
PGE Polska Grupa Energetyczna SA	38,568	104
PLAY Communications SA (A)	5,037	30
Polski Koncern Naftowy ORLEN SA	14,192	360
Polskie Gornictwo Naftowe i Gazownictwo SA	81,102	122
Powszechna Kasa Oszczednosci Bank Polski SA	41,652	475
Powszechny Zaklad Ubezpieczen SA	27,066	311

		3,242

Portugal — 0.0%
EDP - Energias de Portugal SA	85,673	350
Galp Energia SGPS SA	16,195	333
Jeronimo Martins SGPS SA	8,491	126

		809

Qatar — 0.1%
Barwa Real Estate Co	5,000	50
Commercial Bank PQSC/The	9,858	110
Doha Bank QPSC	7,527	53
Ezdan Holding Group QSC	35,630	89

Adviser Managed Trust / Annual Report / July 31, 2018	13

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industries Qatar QSC	6,707	$229
Masraf Al Rayan QSC	16,583	177
Ooredoo QPSC	5,348	103
Qatar Electricity & Water Co QSC	2,170	113
Qatar Gas Transport Co Ltd	12,817	59
Qatar Insurance Co SAQ	8,147	81
Qatar Islamic Bank SAQ	5,077	185
Qatar National Bank QPSC	19,844	954

		2,203

Russia — 0.3%
Gazprom PJSC ADR	266,945	1,197
LUKOIL PJSC ADR	20,650	1,482
Magnit PJSC GDR	17,403	286
MMC Norilsk Nickel PJSC ADR	33,961	588
Mobile TeleSystems PJSC ADR	31,000	272
Novatek PJSC GDR	4,969	788
PhosAgro PJSC GDR	13,200	166
Rosneft Oil Co PJSC GDR	69,843	461
Sberbank of Russia PJSC ADR	125,863	1,773
Severstal PJSC GDR	17,231	281
Surgutneftegas PJSC ADR	123,790	626
Tatneft PJSC ADR	13,927	961

		8,881

Singapore — 0.3%
Ascendas Real Estate Investment Trust‡	82,900	168
CapitaLand Commercial Trust‡	87,660	113
CapitaLand Ltd	83,500	198
CapitaLand Mall Trust‡	85,300	135
City Developments Ltd	12,000	88
ComfortDelGro Corp Ltd	74,200	128
Dairy Farm International Holdings Ltd	11,000	90
DBS Group Holdings Ltd	58,329	1,146
Genting Singapore Ltd	200,800	189
Golden Agri-Resources Ltd	205,000	42
Hongkong Land Holdings Ltd	37,000	269
Jardine Cycle & Carriage Ltd	3,000	74
Jardine Matheson Holdings Ltd	7,000	473
Jardine Strategic Holdings Ltd	7,000	279
Keppel Corp Ltd	49,100	248
Oversea-Chinese Banking Corp Ltd	100,265	852
SATS Ltd	19,900	76
Sembcorp Industries Ltd	28,000	55
Singapore Airlines Ltd	16,000	116
Singapore Exchange Ltd	27,000	148
Singapore Press Holdings Ltd	46,000	98
Singapore Technologies Engineering Ltd	53,500	134
Singapore Telecommunications Ltd	259,300	611
Suntec Real Estate Investment Trust‡	63,100	85
United Overseas Bank Ltd	43,468	863
UOL Group Ltd	14,324	76
Venture Corp Ltd	8,900	109

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wilmar International Ltd	65,400	$150
Yangzijiang Shipbuilding Holdings Ltd	81,000	56

		7,069

Slovak Republic — 0.0%
Celltrion Inc*	3,703	899

South Africa — 0.7%
Absa Group Ltd	33,295	437
Anglo American Platinum Ltd	3,100	96
AngloGold Ashanti Ltd	19,249	169
Aspen Pharmacare Holdings Ltd	18,597	362
Bid Corp Ltd	15,700	316
Bidvest Group Ltd/The	16,200	232
Capitec Bank Holdings Ltd	2,300	167
Clicks Group Ltd	11,134	164
Coronation Fund Managers Ltd	14,000	64
Discovery Ltd	17,015	221
Exxaro Resources Ltd	11,700	116
FirstRand Ltd	163,965	867
Fortress REIT Ltd, Cl A‡	60,100	71
Fortress REIT Ltd, Cl B‡	46,320	52
Foschini Group Ltd/The	10,432	137
Gold Fields Ltd	40,499	148
Growthpoint Properties Ltd‡	140,553	280
Hyprop Investments Ltd‡	11,891	93
Imperial Holdings Ltd	8,264	135
Investec Ltd	14,855	108
Kumba Iron Ore Ltd	3,140	70
Liberty Holdings Ltd	7,400	65
Life Healthcare Group Holdings Ltd	68,595	126
MMI Holdings Ltd/South Africa	56,800	74
Mondi Ltd	6,157	170
Mr Price Group Ltd	11,791	212
MTN Group Ltd	82,537	721
Naspers Ltd, Cl N	19,233	4,760
Nedbank Group Ltd	11,117	231
NEPI Rockcastle PLC	17,368	162
Netcare Ltd	55,348	114
Novus Holdings Ltd	7,070	2
Old Mutual Ltd*	216,648	499
Pick n Pay Stores Ltd	18,980	108
Pioneer Foods Group Ltd	6,425	57
PSG Group Ltd	7,151	127
Rand Merchant Investment Holdings Ltd	41,250	126
Redefine Properties Ltd‡	254,909	207
Reinet Investments SCA	6,443	125
Remgro Ltd	25,925	430
Resilient REIT Ltd‡	14,685	58
RMB Holdings Ltd	33,836	213
Sanlam Ltd	75,992	443
Sappi Ltd	27,323	196
Sasol Ltd	26,925	1,065

14	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shoprite Holdings Ltd	21,221	$353
SPAR Group Ltd/The	9,534	139
Standard Bank Group Ltd	62,994	980
Telkom SA SOC Ltd	17,000	65
Tiger Brands Ltd	7,559	202
Truworths International Ltd	22,773	142
Vodacom Group Ltd	27,646	296
Woolworths Holdings Ltd/South Africa	45,875	179

		16,952

South Korea — 1.3%
Amorepacific Corp	1,480	354
AMOREPACIFIC Group	1,418	121
BGF retail Co Ltd	1,000	151
BNK Financial Group Inc	12,800	103
Celltrion Healthcare Co Ltd*	2,153	176
Celltrion Pharm Inc*	884	56
Cheil Worldwide Inc	3,600	65
CJ CheilJedang Corp	410	124
CJ Corp	749	94
CJ ENM Co Ltd	545	113
CJ Logistics Corp*	450	61
Coway Co Ltd	2,520	211
Daelim Industrial Co Ltd	1,424	100
Daewoo Engineering & Construction Co Ltd*	9,803	50
DB Insurance Co Ltd	2,450	141
DGB Financial Group Inc	8,630	72
Dongsuh Cos Inc	2,311	53
Doosan Bobcat Inc	2,005	60
Doosan Heavy Industries & Construction Co Ltd	3,768	51
E-MART Inc	994	194
GS Engineering & Construction Corp	2,600	105
GS Holdings Corp	2,542	122
GS Retail Co Ltd	1,580	47
Hana Financial Group Inc	13,824	555
Hankook Tire Co Ltd	3,627	144
Hanmi Pharm Co Ltd	325	123
Hanmi Science Co ltd	920	57
Hanon Systems	10,980	105
Hanssem Co Ltd	612	53
Hanwha Chemical Corp	5,420	102
Hanwha Corp	2,530	73
Hanwha Life Insurance Co Ltd	16,248	75
HDC Hyundai Development Co-Engineering & Construction, Cl E*	1,795	92
HLB Inc*	1,597	97
Hotel Shilla Co Ltd	1,910	170
Hyundai Department Store Co Ltd	824	72
Hyundai Engineering & Construction Co Ltd	3,730	195
Hyundai Glovis Co Ltd	913	112
Hyundai Heavy Industries Co Ltd*	1,732	165

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hyundai Heavy Industries Holdings Co Ltd*	511	$153
Hyundai Marine & Fire Insurance Co Ltd	3,730	122
Hyundai Mobis Co Ltd	3,349	683
Hyundai Motor Co	7,227	837
Hyundai Steel Co	3,849	185
Industrial Bank of Korea	12,124	170
ING Life Insurance Korea Ltd (A)	1,700	64
Kakao Corp	2,201	221
Kangwon Land Inc	5,768	134
KB Financial Group Inc	18,618	892
KCC Corp	344	104
KEPCO Plant Service & Engineering Co Ltd	1,320	41
Kia Motors Corp	12,202	346
Korea Aerospace Industries Ltd	3,659	115
Korea Electric Power Corp	11,770	350
Korea Gas Corp*	1,500	78
Korea Investment Holdings Co Ltd	2,061	132
Korea Zinc Co Ltd	409	151
Korean Air Lines Co Ltd	2,476	65
KT Corp	1,650	42
KT&G Corp	5,362	530
Kumho Petrochemical Co Ltd	1,057	107
LG Chem Ltd	2,257	757
LG Corp	4,586	309
LG Display Co Ltd	11,060	210
LG Electronics Inc	4,924	329
LG Household & Health Care Ltd	449	486
LG Innotek Co Ltd	700	102
Lotte Chemical Corp	807	259
Lotte Corp	2,240	105
Lotte Shopping Co Ltd	569	105
Medy-Tox Inc	208	133
Mirae Asset Daewoo Co Ltd	20,016	146
NAVER Corp	1,313	840
NCSoft Corp	847	292
Netmarble Corp (A)	1,237	160
NH Investment & Securities Co Ltd	7,300	85
OCI Co Ltd	1,108	98
Orion Corp/Republic of Korea	1,315	157
Ottogi Corp	124	98
Pan Ocean Co Ltd*	13,426	62
Pearl Abyss Corp*	313	61
POSCO	3,550	1,049
Posco Daewoo Corp	2,965	51
S-1 Corp, Cl 1	1,060	82
Samsung Biologics Co Ltd*	790	263
Samsung C&T Corp	3,507	387
Samsung Card Co Ltd	1,800	57
Samsung Electro-Mechanics Co Ltd	2,590	355
Samsung Electronics Co Ltd	215,628	8,915
Samsung Engineering Co Ltd*	7,838	119
Samsung Fire & Marine Insurance Co Ltd	1,511	369

Adviser Managed Trust / Annual Report / July 31, 2018	15

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Samsung Heavy Industries Co Ltd*	19,060	$110
Samsung Life Insurance Co Ltd	3,269	281
Samsung SDI Co Ltd	2,502	512
Samsung SDS Co Ltd	1,640	307
Samsung Securities Co Ltd	3,270	95
Shinhan Financial Group Co Ltd	20,000	779
Shinsegae Inc	400	119
SillaJen Inc*	2,485	116
SK Holdings Co Ltd	1,994	470
SK Hynix Inc	27,530	2,124
SK Innovation Co Ltd	2,972	527
SK Telecom Co Ltd	958	214
S-Oil Corp	2,143	225
ViroMed Co Ltd*	676	121
Woori Bank	21,967	332
Yuhan Corp	474	94

		33,203

Spain — 0.6%
ACS Actividades de Construccion y Servicios SA	8,632	379
Aena SME SA (A)	2,227	405
Amadeus IT Group SA, Cl A	14,006	1,196
Banco Bilbao Vizcaya Argentaria SA	216,305	1,591
Banco de Sabadell SA	186,875	312
Banco Santander SA	522,023	2,944
Bankia SA	39,214	155
Bankinter SA	20,938	203
CaixaBank SA	118,011	546
Enagas SA	7,589	212
Endesa SA	10,248	237
Ferrovial SA	15,522	321
Grifols SA	9,603	279
Iberdrola SA	193,118	1,503
Industria de Diseno Textil SA	35,083	1,152
International Consolidated Airlines Group SA	19,393	180
Mapfre SA	31,227	98
Naturgy Energy Group SA	11,286	306
Red Electrica Corp SA	13,879	295
Repsol SA	43,376	862
Siemens Gamesa Renewable Energy SA*	7,701	109
Telefonica SA	151,729	1,365

		14,650

Sweden — 0.5%
Alfa Laval AB	9,153	252
Assa Abloy AB, Cl B	32,801	651
Atlas Copco AB, Cl A	21,773	624
Atlas Copco AB, Cl B	12,878	338
Boliden AB	8,844	264
Electrolux AB	7,787	183
Epiroc AB, Cl A*	21,773	261

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Epiroc AB, Cl B*	12,878	$137
Essity AB, Cl B	19,934	499
Hennes & Mauritz AB, Cl B	27,676	431
Hexagon AB, Cl B	8,089	494
Husqvarna AB, Cl B	12,063	96
ICA Gruppen AB	2,331	77
Industrivarden AB, Cl C	4,756	100
Investor AB, Cl B	14,868	649
Kinnevik AB	7,323	253
L E Lundbergforetagen AB, Cl B	2,246	73
Lundin Petroleum AB	6,464	213
Millicom International Cellular SA SDR	2,253	144
Nordea Bank AB	98,957	1,053
Sandvik AB	36,347	665
Securitas AB, Cl B	10,549	190
Skandinaviska Enskilda Banken AB, Cl A	51,494	551
Skanska AB, Cl B	10,951	206
SKF AB, Cl B	12,789	263
Svenska Handelsbanken AB, Cl A	48,160	596
Swedbank AB, Cl A	28,749	681
Swedish Match AB	5,693	312
Tele2 AB, Cl B	12,346	166
Telefonaktiebolaget LM Ericsson, Cl B	100,036	784
Telia Co AB	89,441	431
Volvo AB, Cl B	50,041	878

		12,515

Switzerland — 1.5%
ABB Ltd*	59,475	1,364
Adecco Group AG	5,153	317
Baloise Holding AG	1,619	253
Barry Callebaut AG	74	126
Chocoladefabriken Lindt & Spruengli AG	36	468
Cie Financiere Richemont SA	16,805	1,477
Clariant AG	6,112	146
Coca-Cola HBC AG	6,842	245
Credit Suisse Group AG	83,235	1,343
Dufry AG	988	131
EMS-Chemie Holding AG	278	178
Geberit AG	1,210	540
Givaudan SA*	302	709
Julius Baer Group Ltd	7,230	398
Kuehne + Nagel International AG	1,736	278
LafargeHolcim Ltd	15,890	813
Lonza Group AG	2,440	753
Nestle SA	100,718	8,210
Novartis AG	72,017	6,055
Pargesa Holding SA	1,322	111
Partners Group Holding AG	561	426
Roche Holding AG	22,750	5,585
Schindler Holding AG	1,963	453
SGS SA*	175	457
Sika AG	4,205	599

16	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sonova Holding AG*	1,859	$343
Straumann Holding AG	350	272
Swatch Group AG/The*	2,731	598
Swiss Life Holding AG	1,081	388
Swiss Prime Site AG	2,396	220
Swiss Re AG	10,218	937
Swisscom AG*	834	392
Temenos AG	1,952	315
Transocean Ltd*	25,100	323
UBS Group AG	124,494	2,052
Vifor Pharma AG	1,486	282
Zurich Insurance Group AG	4,870	1,499

		39,056

Taiwan — 1.1%
Acer Inc	144,000	118
Advantech Co Ltd	15,399	102
Airtac International Group	5,000	54
ASE Technology Holding Co Ltd	155,014	397
Asia Cement Corp	104,000	139
Asustek Computer Inc	31,000	267
AU Optronics Corp	363,000	156
Catcher Technology Co Ltd	29,000	357
Cathay Financial Holding Co Ltd	379,000	652
Chailease Holding Co Ltd	59,160	193
Chang Hwa Commercial Bank Ltd	217,497	129
Cheng Shin Rubber Industry Co Ltd	87,000	134
Chicony Electronics Co Ltd	22,331	51
China Airlines Ltd*	116,000	37
China Development Financial Holding Corp	611,000	224
China Life Insurance Co Ltd/Taiwan	124,608	132
China Steel Corp	557,000	455
Chunghwa Telecom Co Ltd	176,000	609
Compal Electronics Inc	186,000	115
CTBC Financial Holding Co Ltd	816,720	554
Delta Electronics Inc	85,000	296
E.Sun Financial Holding Co Ltd	423,942	296
Eclat Textile Co Ltd	9,120	105
Eva Airways Corp	103,000	51
Evergreen Marine Corp Taiwan Ltd*	98,021	44
Far Eastern New Century Corp	147,000	157
Far EasTone Telecommunications Co Ltd	71,000	168
Feng TAY Enterprise Co Ltd	15,000	86
First Financial Holding Co Ltd	433,821	298
Formosa Chemicals & Fibre Corp	154,000	606
Formosa Petrochemical Corp	59,000	232
Formosa Plastics Corp	192,000	706
Formosa Taffeta Co Ltd	34,000	36
Foxconn Technology Co Ltd	42,250	105
Fubon Financial Holding Co Ltd	291,000	482
General Interface Solution Holding Ltd	9,000	61
Giant Manufacturing Co Ltd	9,000	38
Globalwafers Co Ltd	10,000	169

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Highwealth Construction Corp	40,000	$62
Hiwin Technologies Corp	10,506	103
Hon Hai Precision Industry Co Ltd*	729,400	1,997
Hotai Motor Co Ltd	12,000	104
HTC Corp*	27,000	48
Hua Nan Financial Holdings Co Ltd	347,911	209
Innolux Corp	406,000	152
Inventec Corp	111,000	89
Largan Precision Co Ltd	5,000	841
Lite-On Technology Corp	88,224	116
Macronix International*	72,000	100
MediaTek Inc	69,000	572
Mega Financial Holding Co Ltd	475,000	423
Micro-Star International Co Ltd	28,000	96
Nan Ya Plastics Corp	221,000	613
Nanya Technology Corp	53,000	136
Nien Made Enterprise Co Ltd	6,000	52
Novatek Microelectronics Corp	27,000	130
Pegatron Corp	87,000	194
Phison Electronics Corp	7,000	58
Pou Chen Corp	98,000	108
Powertech Technology Inc	25,000	71
President Chain Store Corp	25,000	275
Quanta Computer Inc	120,000	207
Realtek Semiconductor Corp	19,000	76
Ruentex Development Co Ltd	45,600	51
Ruentex Industries Ltd*	28,000	54
Shin Kong Financial Holding Co Ltd*	362,000	137
SinoPac Financial Holdings Co Ltd	463,473	174
Standard Foods Corp	26,000	50
Synnex Technology International Corp	56,700	81
TaiMed Biologics Inc*	9,000	75
Taishin Financial Holding Co Ltd	424,753	208
Taiwan Business Bank	217,381	72
Taiwan Cement Corp	185,900	239
Taiwan Cooperative Financial Holding Co Ltd	356,019	217
Taiwan High Speed Rail*	73,000	59
Taiwan Mobile Co Ltd	74,000	255
Taiwan Semiconductor Manufacturing Co Ltd ADR	57,200	2,357
Taiwan Semiconductor Manufacturing Co Ltd	828,000	6,653
Teco Electric and Machinery Co Ltd	65,000	47
Uni-President Enterprises Corp	225,000	594
United Microelectronics Corp	538,000	308
Vanguard International Semiconductor Corp	32,000	82
Walsin Technology Corp	14,000	159
Win Semiconductors Corp	15,000	72
Winbond Electronics Corp	130,000	85
Wistron Corp	100,737	78

Adviser Managed Trust / Annual Report / July 31, 2018	17

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WPG Holdings Ltd	73,000	$101
Yageo Corp	10,783	275
Yuanta Financial Holding Co Ltd	474,000	218
Zhen Ding Technology Holding Ltd	22,000	52

		28,396

Thailand — 0.2%
Advanced Info Service PCL NVDR	48,700	296
Airports of Thailand PCL NVDR	200,000	398
Bangkok Bank PCL NVDR	12,600	78
Bangkok Dusit Medical Services PCL NVDR	216,600	173
Bangkok Expressway & Metro PCL NVDR	334,400	84
Banpu PCL NVDR	101,800	65
Berli Jucker PCL NVDR	56,700	97
BTS Group Holdings PCL NVDR	276,100	78
Bumrungrad Hospital PCL NVDR	18,900	103
Central Pattana PCL NVDR	59,800	136
Charoen Pokphand Foods PCL NVDR	133,900	110
CP ALL PCL NVDR	244,400	551
Delta Electronics Thailand PCL NVDR	25,400	53
Electricity Generating PCL NVDR	7,100	49
Energy Absolute PCL NVDR	55,100	59
Fabrinet*	4,494	176
Glow Energy PCL NVDR	25,100	71
Home Product Center PCL NVDR	196,900	87
Indorama Ventures PCL NVDR	79,100	141
IRPC PCL NVDR	496,500	96
Kasikornbank PCL NVDR	58,000	378
Kasikornbank PCL	53,300	348
Krung Thai Bank PCL NVDR	166,400	95
Land & Houses PCL NVDR	137,895	50
Minor International PCL NVDR	107,600	123
PTT Exploration & Production PCL NVDR	62,700	261
PTT Global Chemical PCL NVDR	105,200	259
PTT PCL NVDR	490,000	755
Robinson PCL NVDR	25,500	48
Siam Cement PCL/The	13,400	180
Siam Cement PCL/The NVDR	5,800	78
Siam Commercial Bank PCL/The NVDR	84,000	353
Thai Oil PCL NVDR	49,900	120
Thai Union Group PCL NVDR	94,300	47
TMB Bank PCL NVDR	629,600	44
True Corp PCL NVDR	484,932	91

		6,131

Turkey — 0.1%
Akbank Turk AS	102,778	151
Anadolu Efes Biracilik Ve Malt Sanayii AS	10,784	46
Arcelik AS	11,123	29
Aselsan Elektronik Sanayi Ve Ticaret AS	8,700	48
BIM Birlesik Magazalar AS	10,630	153
Coca-Cola Icecek AS	3,923	24

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS‡	100,676	$36
Eregli Demir ve Celik Fabrikalari TAS	65,474	147
Ford Otomotiv Sanayi AS	3,700	44
Haci Omer Sabanci Holding AS	41,698	72
KOC Holding AS	36,335	103
Petkim Petrokimya Holding AS	38,280	35
TAV Havalimanlari Holding AS	8,800	52
Tofas Turk Otomobil Fabrikasi AS	6,300	30
Tupras Turkiye Petrol Rafinerileri AS	5,735	126
Turk Hava Yollari AO*	27,600	97
Turkcell Iletisim Hizmetleri AS	49,994	132
Turkiye Garanti Bankasi AS	106,672	154
Turkiye Halk Bankasi AS	29,352	41
Turkiye Is Bankasi AS, Cl C	72,297	75
Turkiye Sise ve Cam Fabrikalari AS	34,186	35
Turkiye Vakiflar Bankasi TAO, Cl D	37,100	31
Ulker Biskuvi Sanayi AS*	7,649	27
Yapi ve Kredi Bankasi AS	83,361	36

		1,724

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	85,164	164
Aldar Properties PJSC	125,248	69
DAMAC Properties Dubai Co PJSC	85,929	54
DP World Ltd	7,288	168
Dubai Investments PJSC	91,351	50
Dubai Islamic Bank PJSC	74,858	103
DXB Entertainments PJSC*	170,393	16
Emaar Development PJSC*	35,076	49
Emaar Malls PJSC	101,378	56
Emaar Properties PJSC	160,068	230
Emirates Telecommunications Group Co PJSC	92,644	438
First Abu Dhabi Bank PJSC	83,586	309

		1,706

United Kingdom — 2.9%
3i Group PLC	31,505	392
Admiral Group PLC	6,119	159
Anglo American PLC	34,146	776
Antofagasta PLC	13,360	176
Aon PLC	14,200	2,038
Ashtead Group PLC	15,916	489
Associated British Foods PLC	11,713	377
AstraZeneca PLC	41,175	3,168
Auto Trader Group PLC (A)	32,537	182
Aviva PLC	128,995	846
Babcock International Group PLC	7,304	68
BAE Systems PLC	103,800	889
Barclays PLC	554,030	1,410
Barratt Developments PLC	32,516	228
Berkeley Group Holdings PLC	4,350	213

18	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BHP Billiton PLC	68,520	$1,577
BP PLC	646,865	4,865
British American Tobacco PLC	74,522	4,107
British Land Co PLC/The‡	31,466	273
BT Group PLC, Cl A	275,677	844
Bunzl PLC	11,161	332
Burberry Group PLC	13,890	384
Carnival PLC	5,930	344
Centrica PLC	176,645	345
Compass Group PLC	51,363	1,105
ConvaTec Group PLC (A)	46,044	132
Croda International PLC	4,110	277
DCC PLC	2,855	264
Diageo PLC	79,990	2,940
Direct Line Insurance Group PLC	46,039	208
easyJet PLC	5,480	116
Ferguson PLC	7,589	598
Fresnillo PLC	7,665	105
G4S PLC	52,142	189
GlaxoSmithKline PLC	161,169	3,344
Glencore PLC	374,275	1,642
GVC Holdings PLC	17,401	267
Hammerson PLC‡	25,965	178
Hargreaves Lansdown PLC	9,217	251
HSBC Holdings PLC	649,586	6,225
Imperial Brands PLC	31,027	1,189
Informa PLC	40,088	415
InterContinental Hotels Group PLC	5,982	369
Intertek Group PLC	5,183	400
Investec PLC	22,117	160
ITV PLC	113,421	245
J Sainsbury PLC	58,674	252
John Wood Group PLC	21,241	181
Johnson Matthey PLC	6,247	308
Kingfisher PLC	71,267	277
Land Securities Group PLC‡	24,806	307
Larsen & Toubro Ltd GDR	18,000	339
Legal & General Group PLC	192,238	662
Lloyds Banking Group PLC	2,335,820	1,911
London Stock Exchange Group PLC	10,191	588
Marks & Spencer Group PLC	52,417	212
Mediclinic International PLC	10,680	72
Meggitt PLC	26,320	197
Melrose Industries PLC	155,863	441
Merlin Entertainments PLC (A)	24,669	127
Micro Focus International PLC ADR	14,692	238
Mondi PLC	11,637	320
National Grid PLC	109,301	1,166
Next PLC	4,771	372
NMC Health PLC	3,370	168
Pearson PLC	24,473	297
Persimmon PLC	10,026	326

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Prudential PLC	83,829	$1,985
Randgold Resources Ltd	2,948	219
Reckitt Benckiser Group PLC	21,671	1,932
RELX PLC	34,412	750
Rio Tinto PLC	38,920	2,142
Rolls-Royce Holdings PLC	54,815	713
Rowan Cos Plc, Cl A*	16,028	232
Royal Bank of Scotland Group PLC*	155,602	521
Royal Mail PLC	28,600	176
RSA Insurance Group PLC	32,826	277
Sage Group PLC/The	34,232	279
Schroders PLC	3,929	160
Segro PLC‡	31,418	274
Severn Trent PLC	7,638	194
Shire PLC	29,464	1,682
Sky PLC	33,583	671
Smith & Nephew PLC	27,782	481
Smiths Group PLC	12,704	269
SSE PLC	32,332	530
St James’s Place PLC	17,007	269
Standard Chartered PLC	90,829	820
Standard Life Aberdeen PLC	87,571	359
Tata Steel Ltd GDR	20,000	164
Taylor Wimpey PLC	103,787	238
Tesco PLC	316,497	1,081
Travis Perkins PLC	8,605	135
Unilever PLC	39,771	2,272
United Utilities Group PLC	21,667	204
Vodafone Group PLC	863,898	2,108
VTB Bank PJSC GDR	145,518	227
Weir Group PLC/The	8,058	206
Whitbread PLC	6,128	315
Wm Morrison Supermarkets PLC	72,034	247
WPP PLC	41,772	653

		76,647

United States — 69.4%

Consumer Discretionary — 9.1%
1-800-Flowers.com Inc, Cl A*	3,443	50
Aaron’s Inc	8,768	380
Abercrombie & Fitch Co, Cl A	8,394	199
Acushnet Holdings Corp	4,424	107
Adient PLC	5,614	267
Adtalem Global Education Inc*	7,465	407
Advance Auto Parts Inc	4,200	593
Amazon.com Inc*	23,673	42,077
AMC Entertainment Holdings Inc, Cl A	6,549	107
AMC Networks Inc, Cl A*	3,000	181
American Axle & Manufacturing Holdings Inc*	13,990	234
American Eagle Outfitters Inc	20,039	505
American Outdoor Brands Corp*	6,477	61
American Public Education Inc*	1,985	88

Adviser Managed Trust / Annual Report / July 31, 2018	19

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
America’s Car-Mart Inc/TX*	853	$55
Aramark	14,500	583
Asbury Automotive Group Inc*	2,582	182
Ascena Retail Group Inc*	22,633	83
At Home Group Inc*	3,410	124
AutoNation Inc*	3,000	146
AutoZone Inc*	1,600	1,129
AV Homes Inc*	1,346	29
Barnes & Noble Education Inc*	4,813	27
Barnes & Noble Inc	7,360	45
Bassett Furniture Industries Inc	1,272	32
BBX Capital Corp, Cl A	8,680	76
Beasley Broadcast Group Inc, Cl A	771	5
Beazer Homes USA Inc*	3,957	51
Bed Bath & Beyond Inc	16,787	314
Belmond Ltd, Cl A*	10,730	121
Best Buy Co Inc	14,300	1,073
Big 5 Sporting Goods Corp	2,770	18
Big Lots Inc	5,290	230
Biglari Holdings Inc, Cl A*	12	12
Biglari Holdings Inc, Cl B*	128	24
BJ’s Restaurants Inc	2,509	159
Bloomin’ Brands Inc	10,533	204
Bluegreen Vacations Corp	1,038	27
Bojangles’ Inc*	2,312	30
Booking Holdings Inc*	2,805	5,691
Boot Barn Holdings Inc*	2,542	59
BorgWarner Inc	12,300	566
Boston Omaha Corp, Cl A*	621	12
Boyd Gaming Corp	10,261	383
Bright Horizons Family Solutions Inc*	3,300	353
Brinker International Inc	5,495	259
Brunswick Corp/DE	5,100	328
Buckle Inc/The	3,640	88
Burlington Stores Inc*	3,900	596
Cable One Inc	300	217
Caesars Entertainment Corp*	34,200	386
Caleres Inc	5,181	174
Callaway Golf Co	11,914	229
Cambium Learning Group Inc*	1,588	19
Camping World Holdings Inc, Cl A	3,875	86
Capella Education Co	1,400	146
Career Education Corp*	8,340	153
CarMax Inc*	10,600	792
Carnival Corp	23,300	1,380
Carriage Services Inc, Cl A	1,772	44
Carrols Restaurant Group Inc*	4,136	60
Carter’s Inc	2,700	283
Carvana Co, Cl A*	3,627	156
Cato Corp/The, Cl A	2,897	72
Cavco Industries Inc*	1,074	228
CBS Corp, Cl B	19,605	1,033

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Century Casinos Inc*	3,396	$28
Century Communities Inc*	3,327	101
Charter Communications Inc, Cl A*	10,353	3,153
Cheesecake Factory Inc/The	5,350	300
Chegg Inc*	13,255	367
Chico’s FAS Inc	15,621	136
Children’s Place Inc/The	2,004	246
Chipotle Mexican Grill Inc, Cl A*	1,457	632
Choice Hotels International Inc	2,000	155
Churchill Downs Inc	1,464	419
Chuy’s Holdings Inc*	2,168	69
Cinemark Holdings Inc	6,200	223
Citi Trends Inc	1,503	43
Clarus Corp*	3,109	28
Clear Channel Outdoor Holdings Inc, Cl A	5,326	24
Columbia Sportswear Co	1,800	157
Comcast Corp, Cl A	265,744	9,508
Conn’s Inc*	2,445	83
Container Store Group Inc/The*	1,817	12
Cooper Tire & Rubber Co	6,376	182
Cooper-Standard Holdings Inc*	2,245	303
Core-Mark Holding Co Inc	5,808	140
Cracker Barrel Old Country Store Inc	2,398	351
Crocs Inc*	8,558	155
Culp Inc	1,396	35
Daily Journal Corp*	117	27
Dana Inc	18,211	389
Darden Restaurants Inc	7,300	781
Dave & Buster’s Entertainment Inc*	4,993	245
Deckers Outdoor Corp*	3,960	447
Del Frisco’s Restaurant Group Inc*	2,835	24
Del Taco Restaurants Inc*	4,198	54
Delphi Automotive PLC*	15,300	1,500
Denny’s Corp*	7,798	113
Dick’s Sporting Goods Inc	5,000	171
Dillard’s Inc, Cl A	1,510	121
Dine Brands Global Inc	2,105	150
Discovery Inc, Cl A*	8,900	237
Discovery Inc, Cl C*	19,892	488
DISH Network Corp, Cl A*	12,900	407
Dollar General Corp	15,500	1,521
Dollar Tree Inc*	13,500	1,232
Domino’s Pizza Inc	2,500	657
Dorman Products Inc*	3,366	251
DR Horton Inc	19,900	870
Drive Shack Inc*‡	7,011	43
DSW Inc, Cl A	8,448	232
Duluth Holdings Inc, Cl B*	1,015	23
Dunkin’ Brands Group Inc	5,100	355
El Pollo Loco Holdings Inc*	2,935	34
Eldorado Resorts Inc*	8,212	352
Emerald Expositions Events Inc	3,312	64

20	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Empire Resorts Inc*	595	$8
Entercom Communications Corp, Cl A	15,478	117
Entravision Communications Corp, Cl A	7,773	38
Eros International PLC*	3,990	54
Escalade Inc	1,183	16
Ethan Allen Interiors Inc	3,098	70
EW Scripps Co/The, Cl A	5,890	77
Expedia Group Inc	7,000	937
Express Inc*	9,751	94
Extended Stay America Inc	11,211	239
Fiesta Restaurant Group Inc*	3,113	90
Five Below Inc*	6,864	667
Flexsteel Industries Inc	840	30
Floor & Decor Holdings Inc, Cl A*	2,000	96
Fluent Inc*	1,727	4
Foot Locker Inc	7,300	356
Ford Motor Co	226,900	2,278
Fossil Group Inc*	5,782	151
Fox Factory Holding Corp*	4,526	225
Francesca’s Holdings Corp*	4,764	39
Funko Inc, Cl A*	1,600	28
Gaia Inc, Cl A*	1,401	26
GameStop Corp, Cl A	12,674	183
Gannett Co Inc	13,743	145
Gap Inc/The	12,600	380
Garmin Ltd	7,000	437
GCI Liberty Inc*	5,720	275
General Motors Co	76,200	2,889
Genesco Inc*	2,311	94
Gentex Corp	16,400	380
Gentherm Inc*	4,645	210
Genuine Parts Co	8,400	817
G-III Apparel Group Ltd*	5,481	250
GNC Holdings Inc, Cl A*	11,083	35
Golden Entertainment Inc*	2,151	67
Goodyear Tire & Rubber Co/The	14,400	349
GoPro Inc, Cl A*	13,230	77
Graham Holdings Co, Cl B	300	168
Grand Canyon Education Inc*	2,700	315
Gray Television Inc*	9,728	150
Green Brick Partners Inc*	2,540	25
Group 1 Automotive Inc	2,519	176
Groupon Inc, Cl A*	55,309	259
Guess? Inc	7,203	163
H&R Block Inc	12,200	307
Habit Restaurants Inc/The, Cl A*	2,655	34
Hamilton Beach Brands Holding Co, Cl A	977	25
Hanesbrands Inc	21,600	481
Harley-Davidson Inc	9,700	416
Hasbro Inc	6,700	667
Haverty Furniture Cos Inc	2,369	47
Helen of Troy Ltd*	3,342	383

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hemisphere Media Group Inc, Cl A*	2,028	$24
Hibbett Sports Inc*	2,419	56
Hilton Grand Vacations Inc*	5,380	186
Hilton Worldwide Holdings Inc	16,266	1,279
Home Depot Inc/The	67,200	13,273
Hooker Furniture Corp	1,425	64
Houghton Mifflin Harcourt Co*	12,135	77
Hovnanian Enterprises Inc, Cl A*	15,775	25
Hudson Ltd, Cl A*	4,818	81
Hyatt Hotels Corp, Cl A	2,700	211
ILG Inc	13,139	451
Installed Building Products Inc*	2,782	152
International Game Technology PLC	6,709	170
International Speedway Corp, Cl A	2,972	129
Interpublic Group of Cos Inc/The	22,800	514
iRobot Corp*	3,394	269
J Alexander’s Holdings Inc*	1,477	16
J. Jill Inc*	1,734	14
Jack in the Box Inc	3,680	310
JC Penney Co Inc*	38,443	94
John Wiley & Sons Inc, Cl A	2,300	145
Johnson Outdoors Inc, Cl A	543	44
K12 Inc*	4,730	77
KB Home	10,764	256
Kirkland’s Inc*	1,593	18
Kohl’s Corp	9,500	702
L Brands Inc	14,000	443
Lands’ End Inc*	1,574	38
Las Vegas Sands Corp	20,600	1,481
Laureate Education Inc, Cl A*	6,629	98
La-Z-Boy Inc, Cl Z	5,880	179
LCI Industries	3,006	276
Lear Corp	3,800	685
Leggett & Platt Inc	7,800	340
Lennar Corp, Cl A	16,305	852
Lennar Corp, Cl B	604	26
LGI Homes Inc*	2,348	121
Liberty Broadband Corp, Cl C*	6,200	493
Liberty Broadband Corp, Cl A*	1,300	103
Liberty Expedia Holdings Inc, Cl A*	6,807	328
Liberty Latin America Ltd, Cl A*	5,595	107
Liberty Latin America Ltd, Cl C*	14,220	275
Liberty Media Corp-Liberty Braves, Cl A*	1,188	31
Liberty Media Corp-Liberty Braves, Cl C*	4,436	114
Liberty Media Corp-Liberty Formula One, Cl C*	11,000	388
Liberty Media Corp-Liberty Formula One, Cl A*	1,800	60
Liberty Media Corp-Liberty SiriusXM, Cl A*	5,100	240
Liberty Media Corp-Liberty SiriusXM, Cl C*	10,300	486
Liberty TripAdvisor Holdings Inc, Cl A*	9,244	154
Lifetime Brands Inc	1,210	15

Adviser Managed Trust / Annual Report / July 31, 2018	21

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lindblad Expeditions Holdings Inc*	2,789	$37
Lions Gate Entertainment Corp, Cl A	3,450	82
Lions Gate Entertainment Corp, Cl B	6,067	139
Lithia Motors Inc, Cl A	2,981	265
Live Nation Entertainment Inc*	7,900	389
LiveXLive Media Inc*	782	4
LKQ Corp*	18,100	607
Loral Space & Communications Inc*	1,542	61
Lowe’s Cos Inc	48,000	4,768
Lululemon Athletica Inc*	5,600	672
Lumber Liquidators Holdings Inc*	3,545	69
M/I Homes Inc*	3,311	86
Macy’s Inc	17,900	711
Madison Square Garden Co/The*	1,100	343
Malibu Boats Inc, Cl A*	2,547	96
Marcus Corp/The	2,415	93
Marine Products Corp	1,117	21
MarineMax Inc*	2,438	46
Marriott International Inc/MD, Cl A	17,080	2,184
Marriott Vacations Worldwide Corp	2,679	319
Mattel Inc	20,700	329
MCBC Holdings Inc*	2,120	53
McDonald’s Corp	45,800	7,215
MDC Holdings Inc	5,769	168
Meredith Corp	4,972	264
Meritage Homes Corp*	4,883	211
MGM Resorts International	30,200	947
Michael Kors Holdings Ltd*	8,400	561
Michaels Cos Inc/The*	7,200	147
Modine Manufacturing Co*	6,363	111
Mohawk Industries Inc*	3,600	678
Monarch Casino & Resort Inc*	1,406	67
Monro Inc	3,978	268
Motorcar Parts of America Inc*	2,210	48
Movado Group Inc	2,051	102
MSG Networks Inc*	7,322	172
Murphy USA Inc*	3,890	308
Nathan’s Famous Inc	329	32
National CineMedia Inc	10,200	84
National Vision Holdings Inc*	6,021	245
Nautilus Inc*	3,639	52
Netflix Inc*	24,300	8,200
New Home Co Inc/The*	1,409	13
New Media Investment Group Inc	7,618	137
New York & Co Inc*	4,907	24
New York Times Co/The, Cl A	16,352	406
Newell Brands Inc	26,000	681
News Corp, Cl A	21,600	326
News Corp	6,400	98
Nexstar Media Group Inc, Cl A	5,571	415
NIKE Inc, Cl B	73,100	5,622
Noodles & Co, Cl A*	1,238	13

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nordstrom Inc	6,700	$351
Norwegian Cruise Line Holdings Ltd*	11,800	590
Nutrisystem Inc	3,621	145
NVR Inc*	190	524
Office Depot Inc	70,000	176
Ollie’s Bargain Outlet Holdings Inc*	6,177	429
Omnicom Group Inc	13,000	895
O’Reilly Automotive Inc*	4,700	1,438
Overstock.com Inc*	2,684	96
Oxford Industries Inc	2,114	195
Papa John’s International Inc	2,882	121
Party City Holdco Inc*	4,425	70
Penn National Gaming Inc*	10,673	342
Penske Automotive Group Inc	2,300	120
Perry Ellis International Inc*	1,652	46
PetMed Express Inc	2,376	88
Pier 1 Imports Inc	9,294	20
Pinnacle Entertainment Inc*	6,577	219
Planet Fitness Inc, Cl A*	10,981	522
PlayAGS Inc*	2,181	62
Polaris Industries Inc	3,500	369
Pool Corp	2,300	352
Potbelly Corp*	2,501	31
PulteGroup Inc	14,800	422
PVH Corp	4,500	691
Qurate Retail Inc, Cl A*	25,800	549
Ralph Lauren Corp, Cl A	3,300	445
RCI Hospitality Holdings Inc	1,213	39
Reading International Inc, Cl A*	1,787	28
Red Lion Hotels Corp*	2,297	29
Red Robin Gourmet Burgers Inc*	1,508	71
Red Rock Resorts Inc, Cl A	8,551	302
Regis Corp*	4,392	77
Rent-A-Center Inc/TX, Cl A	5,722	85
RH*	2,403	326
Rocky Brands Inc	1,027	27
Roku Inc, Cl A*	5,444	247
Ross Stores Inc	21,600	1,888
Royal Caribbean Cruises Ltd	9,700	1,094
Ruth’s Hospitality Group Inc	3,619	105
Saga Communications Inc, Cl A	403	15
Sally Beauty Holdings Inc*	15,395	254
Scholastic Corp	3,507	146
Scientific Games Corp, Cl A*	6,845	329
Sears Holdings Corp*	6,348	12
SeaWorld Entertainment Inc*	6,996	149
Service Corp International/US	10,400	409
ServiceMaster Global Holdings Inc*	7,700	439
Shake Shack Inc, Cl A*	3,109	194
Shiloh Industries Inc*	1,808	15
Shoe Carnival Inc	1,494	47
Shutterfly Inc*	4,113	338

22	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Signet Jewelers Ltd	7,343	$424
Sinclair Broadcast Group Inc, Cl A	9,025	233
Sirius XM Holdings Inc	74,000	519
Six Flags Entertainment Corp	3,900	253
Skechers U.S.A. Inc, Cl A*	7,800	216
Skyline Champion Corp	1,008	26
Sleep Number Corp*	4,655	133
Sonic Automotive Inc, Cl A	3,153	64
Sonic Corp	4,408	155
Sotheby’s*	4,671	248
Speedway Motorsports Inc	1,247	22
Sportsman’s Warehouse Holdings Inc*	5,337	27
Standard Motor Products Inc	2,730	133
Starbucks Corp	78,100	4,092
Steven Madden Ltd	7,232	391
Stoneridge Inc*	3,394	115
Strayer Education	1,305	154
Sturm Ruger & Co Inc	2,083	113
Superior Group of Cos Inc	883	19
Superior Industries International Inc	2,867	53
Tailored Brands Inc	6,182	125
Tapestry Inc	16,600	782
Target Corp	31,300	2,525
Taylor Morrison Home Corp, Cl A*	13,928	272
TEGNA Inc	27,102	299
Tempur Sealy International Inc*	2,700	132
Tenneco Inc	6,370	294
Tesla Inc*	7,850	2,340
Texas Roadhouse Inc, Cl A	8,410	528
Thor Industries Inc	2,900	275
Tiffany & Co	7,100	977
Tile Shop Holdings Inc	5,052	42
Tilly’s Inc, Cl A	1,987	31
TJX Cos Inc/The	36,500	3,550
Toll Brothers Inc	8,800	310
TopBuild Corp*	4,421	328
Tower International Inc	2,446	79
Town Sports International Holdings Inc*	2,282	25
Tractor Supply Co	7,000	546
TRI Pointe Group Inc*	18,620	264
Tribune Media Co, Cl A	4,900	166
TripAdvisor Inc*	6,500	377
tronc Inc*	2,259	35
Tupperware Brands Corp	6,424	236
Turtle Beach Corp*	1,208	33
Twenty-First Century Fox Inc, Cl A	60,600	2,727
Twenty-First Century Fox Inc	28,100	1,248
Ulta Beauty Inc*	3,400	831
Under Armour Inc, Cl A*	10,900	218
Under Armour Inc, Cl C*	11,143	209
Unifi Inc*	1,944	59
Universal Electronics Inc*	1,775	62

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urban Outfitters Inc*	4,500	$200
Vail Resorts Inc	2,300	637
Vera Bradley Inc*	3,025	40
VF Corp	18,900	1,740
Viacom Inc, Cl A	400	14
Viacom Inc, Cl B	20,700	601
Vista Outdoor Inc*	7,093	115
Visteon Corp*	1,900	222
Vuzix Corp*	3,683	23
Walt Disney Co/The	86,700	9,846
Wayfair Inc, Cl A*	3,200	348
Weight Watchers International Inc*	4,787	429
Wendy’s Co/The	10,600	177
Weyco Group Inc	709	25
Whirlpool Corp	4,100	538
WideOpenWest Inc*	3,648	40
William Lyon Homes, Cl A*	3,999	87
Williams-Sonoma Inc	4,800	281
Wingstop Inc, Cl A	3,654	180
Winmark Corp	328	48
Winnebago Industries Inc	3,841	153
Wolverine World Wide Inc	11,488	406
World Wrestling Entertainment Inc, Cl A	5,292	419
Wyndham Destinations Inc	6,000	277
Wyndham Hotels & Resorts Inc	6,000	348
Wynn Resorts Ltd	5,900	984
Yum China Holdings Inc	40,700	1,468
Yum! Brands Inc	18,600	1,475
ZAGG Inc*	3,387	50
Zoe’s Kitchen Inc*	2,662	26
Zumiez Inc*	2,342	53

		236,807

Consumer Staples — 4.1%
22nd Century Group Inc*	16,806	42
Alico Inc	360	11
Alliance One International Inc*	1,373	22
Altria Group Inc	110,300	6,472
Andersons Inc/The	3,323	117
Archer-Daniels-Midland Co	32,500	1,568
B&G Foods Inc, Cl A	8,269	260
Boston Beer Co Inc/The, Cl A*	1,051	289
Brown-Forman Corp, Cl A	3,300	176
Brown-Forman Corp, Cl B	16,275	866
Bunge Ltd	8,300	574
Calavo Growers Inc	1,988	184
Cal-Maine Foods Inc*	3,939	177
Campbell Soup Co	10,200	417
Casey’s General Stores Inc	2,300	252
Castle Brands Inc*	12,716	16
Celsius Holdings Inc*	2,809	12
Central Garden & Pet Co*	1,377	59
Central Garden & Pet Co, Cl A*	4,520	181

Adviser Managed Trust / Annual Report / July 31, 2018	23

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chefs’ Warehouse Inc/The*	2,586	$70
Church & Dwight Co Inc	14,500	811
Clorox Co/The	7,500	1,014
Coca-Cola Bottling Co Consolidated	551	80
Coca-Cola Co/The	222,530	10,377
Colgate-Palmolive Co	49,600	3,324
Conagra Brands Inc	21,600	793
Constellation Brands Inc, Cl A	9,100	1,913
Costco Wholesale Corp	25,400	5,555
Coty Inc, Cl A	27,378	367
Craft Brew Alliance Inc*	1,395	28
Darling Ingredients Inc*	20,404	410
Dean Foods Co	11,440	112
Edgewell Personal Care Co*	6,740	363
elf Beauty Inc*	2,429	35
Energizer Holdings Inc	3,400	216
Estee Lauder Cos Inc/The, Cl A	12,700	1,714
Farmer Brothers Co*	1,178	34
Flowers Foods Inc	9,800	200
Fresh Del Monte Produce Inc	3,776	137
Freshpet Inc*	3,362	97
General Mills Inc	34,200	1,575
Hain Celestial Group Inc/The*	5,600	159
Herbalife Nutrition Ltd*	6,600	341
Hershey Co/The	8,100	795
Hormel Foods Corp	15,700	565
Hostess Brands Inc, Cl A*	12,532	176
Ingles Markets Inc, Cl A	1,637	49
Ingredion Inc	4,200	425
Inter Parfums Inc	2,157	130
J&J Snack Foods Corp	1,877	272
JM Smucker Co/The	6,400	711
John B Sanfilippo & Son Inc	1,101	85
Kellogg Co	14,400	1,023
Keurig Dr Pepper Inc	10,500	252
Kimberly-Clark Corp	20,100	2,289
Kraft Heinz Co/The	35,087	2,114
Kroger Co/The	50,100	1,453
Lamb Weston Holdings Inc	8,500	597
Lancaster Colony Corp	2,339	339
Landec Corp*	3,399	48
Limoneira Co	1,557	42
McCormick & Co Inc/MD	6,900	811
Medifast Inc	1,468	252
MGP Ingredients Inc	1,599	131
Molson Coors Brewing Co, Cl B	10,100	677
Mondelez International Inc, Cl A	84,200	3,653
Monster Beverage Corp*	23,515	1,411
National Beverage Corp*	1,513	160
Natural Grocers by Vitamin Cottage Inc*	1,014	13
Natural Health Trends Corp	788	19
Nature’s Sunshine Products Inc*	1,461	12

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nu Skin Enterprises Inc, Cl A	3,000	$219
Oil-Dri Corp of America	545	23
PepsiCo Inc	82,364	9,472
Performance Food Group Co*	12,658	454
Philip Morris International Inc	90,300	7,793
Pilgrim’s Pride Corp*	2,700	48
Pinnacle Foods Inc	7,000	465
Post Holdings Inc*	3,600	312
PriceSmart Inc	2,778	227
Primo Water Corp*	3,288	58
Procter & Gamble Co/The	146,476	11,847
Revlon Inc, Cl A*	1,273	20
Rite Aid Corp*	132,130	266
Sanderson Farms Inc	2,511	253
Seaboard Corp	18	65
Seneca Foods Corp, Cl A*	706	19
Simply Good Foods Co/The*	7,811	130
Smart & Final Stores Inc*	3,072	18
SpartanNash Co	4,535	109
Spectrum Brands Holdings Inc	2,421	211
Sprouts Farmers Market Inc*	7,100	153
SUPERVALU Inc*	4,858	157
Sysco Corp	27,500	1,848
Tootsie Roll Industries Inc	2,180	65
TreeHouse Foods Inc*	3,000	142
Turning Point Brands Inc	1,070	36
Tyson Foods Inc, Cl A	16,800	969
United Natural Foods Inc*	6,326	204
Universal Corp/VA	3,016	208
US Foods Holding Corp*	12,100	409
USANA Health Sciences Inc*	1,602	212
Vector Group Ltd	11,937	220
Village Super Market Inc, Cl A	1,060	29
Walgreens Boots Alliance Inc	49,192	3,326
Walmart Inc	83,000	7,406
WD-40 Co	1,712	274
Weis Markets Inc	1,125	58

		107,649

Energy — 4.0%
Abraxas Petroleum Corp*	19,433	51
Adams Resources & Energy Inc	241	10
Alta Mesa Resources Inc*	12,560	76
Amyris Inc*	4,008	28
Anadarko Petroleum Corp	29,900	2,187
Andeavor	8,100	1,215
Antero Resources Corp*	14,000	288
Apache Corp	22,200	1,021
Apergy Corp*	4,500	185
Approach Resources Inc*	5,832	13
Arch Coal Inc	2,364	200
Archrock Inc	15,806	216
Baker Hughes a GE Co	24,100	833

24	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Basic Energy Services Inc*	2,043	$23
Bonanza Creek Energy Inc*	2,490	93
Bristow Group Inc	3,969	55
C&J Energy Services Inc*	8,146	189
Cabot Oil & Gas Corp	26,700	627
Cactus Inc, Cl A*	4,643	152
California Resources Corp*	5,699	208
Callon Petroleum Co*	27,642	297
CARBO Ceramics Inc*	2,698	25
Carrizo Oil & Gas Inc*	9,804	276
Centennial Resource Development Inc/ DE, Cl A*	9,500	171
Cheniere Energy Inc*	12,000	762
Chesapeake Energy Corp*	50,300	237
Chevron Corp	111,003	14,016
Cimarex Energy Co	5,500	542
Clean Energy Fuels Corp*	16,924	48
Cloud Peak Energy Inc*	8,676	23
CNX Resources Corp*	12,400	202
Concho Resources Inc*	11,352	1,656
ConocoPhillips	68,300	4,929
CONSOL Energy Inc*	3,581	149
Continental Resources Inc/OK*	5,100	326
Covia Holdings Corp*	4,012	72
CVR Energy Inc	1,961	77
Dawson Geophysical Co*	3,305	26
Delek US Holdings Inc	10,364	553
Denbury Resources Inc*	55,363	250
Devon Energy Corp	30,000	1,350
DHT Holdings Inc	11,331	48
Diamond Offshore Drilling Inc*	7,990	153
Diamondback Energy Inc	5,800	765
Dorian LPG Ltd*	3,090	26
Dril-Quip Inc*	4,798	247
Earthstone Energy Inc, Cl A*	2,488	24
Eclipse Resources Corp*	11,098	18
Energen Corp*	5,000	371
Energy Fuels Inc/Canada*	11,627	34
Energy XXI Gulf Coast Inc*	4,470	40
EOG Resources Inc	33,700	4,345
EP Energy Corp, Cl A*	4,198	9
EQT Corp	15,263	758
Era Group Inc*	2,725	39
Evolution Petroleum Corp	2,696	29
EXCO Resources Inc*	—	—
Exterran Corp*	3,988	111
Extraction Oil & Gas Inc*	7,700	116
Exxon Mobil Corp	246,935	20,128
Forum Energy Technologies Inc*	9,804	129
Frontline Ltd/Bermuda	9,934	51
FTS International Inc*	2,741	33
GasLog Ltd	5,034	85

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Golar LNG Ltd	11,814	$307
Goodrich Petroleum Corp*	1,065	13
Green Plains Inc	4,919	82
Gulfmark Offshore Inc*	621	23
Gulfport Energy Corp*	21,962	253
Halcon Resources Corp*	17,167	67
Hallador Energy Co	2,517	18
Halliburton Co	50,700	2,151
Helix Energy Solutions Group Inc*	17,587	176
Helmerich & Payne Inc	6,200	380
Hess Corp	15,200	998
HighPoint Resources Corp*	13,961	91
HollyFrontier Corp	9,300	694
Independence Contract Drilling Inc*	4,754	19
International Seaways Inc*	3,451	75
ION Geophysical Corp*	1,550	40
Isramco Inc*	61	7
Jagged Peak Energy Inc*	7,896	113
Keane Group Inc*	6,663	94
Key Energy Services Inc*	1,460	24
Kinder Morgan Inc/DE	110,300	1,961
Kosmos Energy Ltd*	13,100	99
Laredo Petroleum Inc*	19,739	184
Liberty Oilfield Services Inc, Cl A*	1,789	35
Lilis Energy Inc*	5,920	28
Mammoth Energy Services Inc	1,051	39
Marathon Oil Corp	50,000	1,056
Marathon Petroleum Corp	26,400	2,134
Matador Resources Co*	12,359	414
Matrix Service Co*	3,138	63
McDermott International Inc*	22,297	402
Midstates Petroleum Co Inc*	1,651	22
Murphy Oil Corp	9,600	319
Nabors Industries Ltd	18,800	112
NACCO Industries Inc, Cl A	419	14
National Oilwell Varco Inc	22,200	1,079
Natural Gas Services Group Inc*	1,534	34
NCS Multistage Holdings Inc*	1,295	21
Newfield Exploration Co*	12,200	350
Newpark Resources Inc*	11,262	124
NextDecade Corp*	500	3
Nine Energy Service Inc*	1,091	32
Noble Corp plc*	30,964	181
Noble Energy Inc	28,100	1,014
Northern Oil and Gas Inc*	15,223	57
Oasis Petroleum Inc*	33,537	410
Occidental Petroleum Corp	44,400	3,726
Ocean Rig UDW Inc, Cl A*	6,900	193
Oceaneering International Inc	12,374	339
Oil States International Inc*	7,488	261
ONEOK Inc	23,700	1,669
Overseas Shipholding Group Inc, Cl A*	7,093	26

Adviser Managed Trust / Annual Report / July 31, 2018	25

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Panhandle Oil and Gas Inc, Cl A	2,014	$41
Par Pacific Holdings Inc*	4,063	71
Parsley Energy Inc, Cl A*	14,900	468
Patterson-UTI Energy Inc	12,200	210
PBF Energy Inc, Cl A	6,300	294
PDC Energy Inc*	8,231	518
Peabody Energy Corp	10,036	426
Penn Virginia Corp*	1,526	129
PHI Inc*	1,270	11
Phillips 66	24,400	3,010
Pioneer Energy Services Corp*	8,681	29
Pioneer Natural Resources Co	9,919	1,877
Profire Energy Inc*	2,909	10
ProPetro Holding Corp*	9,067	149
QEP Resources Inc*	13,500	140
Quintana Energy Services Inc*	1,006	7
Range Resources Corp	13,312	205
Renewable Energy Group Inc*	4,517	77
Resolute Energy Corp*	2,847	88
REX American Resources Corp*	674	52
RigNet Inc*	1,379	17
Ring Energy Inc*	7,296	90
RPC Inc	3,700	55
Sanchez Energy Corp*	10,125	45
SandRidge Energy Inc*	4,097	67
Schlumberger Ltd	80,828	5,458
Scorpio Tankers Inc	36,539	79
SEACOR Holdings Inc*	2,042	108
SEACOR Marine Holdings Inc*	1,843	47
Select Energy Services Inc, Cl A*	5,946	91
SemGroup Corp, Cl A	9,936	250
Ship Finance International Ltd	10,604	154
SilverBow Resources Inc*	983	30
SM Energy Co	6,900	190
Smart Sand Inc*	2,898	17
Solaris Oilfield Infrastructure Inc, Cl A*	3,424	54
Southwestern Energy Co*	73,438	377
SRC Energy Inc*	30,162	341
Superior Energy Services Inc*	19,465	192
Talos Energy Inc*	2,507	93
Targa Resources Corp	12,400	633
Teekay Tankers Ltd, Cl A	25,962	25
Tellurian Inc*	10,435	82
TETRA Technologies Inc*	14,414	62
Tidewater Inc*	3,132	108
Ultra Petroleum Corp*	23,227	41
Unit Corp*	6,412	160
Uranium Energy Corp*	19,351	32
US Silica Holdings Inc	9,813	265
Valero Energy Corp	25,000	2,959
W&T Offshore Inc*	11,734	81
Whiting Petroleum Corp*	5,400	268

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WildHorse Resource Development Corp*	3,520	$77
Williams Cos Inc/The	48,600	1,446
World Fuel Services Corp	8,465	236
WPX Energy Inc*	24,000	450
Zion Oil & Gas Inc*	6,500	20

		105,754

Financials — 10.3%
1st Constitution Bancorp	1,156	26
1st Source Corp	2,003	113
Access National Corp	1,854	52
ACNB Corp	830	28
Affiliated Managers Group Inc	3,300	528
Aflac Inc	44,400	2,066
AG Mortgage Investment Trust‡	3,297	64
AGNC Investment Corp‡	23,500	458
Alleghany Corp	900	566
Allegiance Bancshares Inc*	1,385	62
Allstate Corp/The	20,300	1,931
Ally Financial Inc	24,700	661
Ambac Financial Group Inc*	5,618	115
American Equity Investment Life Holding Co	11,151	398
American Express Co	41,200	4,100
American Financial Group Inc/OH	4,100	462
American International Group Inc	52,300	2,888
American National Bankshares Inc	1,089	44
American National Insurance Co	400	52
Ameriprise Financial Inc	8,400	1,224
Ameris Bancorp	4,994	233
AMERISAFE Inc	2,313	145
Ames National Corp	925	29
AmTrust Financial Services Inc	13,967	202
Annaly Capital Management Inc‡	68,100	730
Anworth Mortgage Asset Corp‡	11,605	59
Apollo Commercial Real Estate Finance Inc‡	15,435	295
Arbor Realty Trust Inc‡	7,219	82
Arch Capital Group Ltd*	22,500	688
Ares Commercial Real Estate Corp‡	3,426	48
Argo Group International Holdings Ltd	4,065	254
Arlington Asset Investment Corp, Cl A	3,530	37
ARMOUR Residential REIT Inc‡	5,037	120
Arrow Financial Corp	1,400	54
Arthur J Gallagher & Co	10,700	763
Artisan Partners Asset Management Inc, Cl A	6,005	207
Ashford Inc*	132	11
Aspen Insurance Holdings Ltd	3,700	150
Associated Banc-Corp	9,900	267
Associated Capital Group Inc	545	20
Assurant Inc	3,200	353
Assured Guaranty Ltd	6,600	257

26	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Athene Holding Ltd, Cl A*	9,200	$422
Atlantic Capital Bancshares Inc*	3,305	59
Auburn National Bancorporation Inc	400	19
AXA Equitable Holdings Inc*	7,900	174
Axis Capital Holdings Ltd	4,600	260
B. Riley Financial Inc	2,344	51
Baldwin & Lyons, Cl B	1,354	32
Banc of California Inc	5,384	108
BancFirst Corp	2,281	142
Bancorp Inc/The*	6,022	58
BancorpSouth Bank	11,908	392
Bank of America Corp	550,930	17,013
Bank of Commerce Holdings	2,231	28
Bank of Hawaii Corp	2,500	201
Bank of Marin Bancorp	854	76
Bank of New York Mellon Corp/The	54,400	2,909
Bank of NT Butterfield & Son Ltd/The	6,818	337
Bank of Princeton/The*	879	30
Bank OZK	7,300	299
BankFinancial Corp	1,654	28
BankUnited Inc	5,700	222
Bankwell Financial Group Inc	622	20
Banner Corp	4,026	254
Bar Harbor Bankshares	1,849	54
Baycom Corp*	1,489	36
BB&T Corp	45,200	2,297
BCB Bancorp Inc	1,400	21
Beneficial Bancorp Inc	8,427	137
Berkshire Hathaway Inc, Cl B*	112,943	22,348
Berkshire Hills Bancorp Inc	5,117	208
BGC Partners Inc, Cl A	15,200	163
BlackRock Inc, Cl A	7,174	3,607
Blackstone Mortgage Trust Inc, Cl A‡	12,721	422
Blucora Inc*	5,903	205
Blue Hills Bancorp Inc	3,046	67
BofI Holding Inc*	7,385	288
BOK Financial Corp	1,400	136
Boston Private Financial Holdings Inc	10,621	153
Bridge Bancorp Inc	2,390	86
Bridgewater Bancshares Inc*	613	8
Brighthouse Financial Inc*	6,963	302
BrightSphere Investment Group PLC	10,377	148
Brookline Bancorp Inc	9,948	181
Brown & Brown Inc	13,200	386
Bryn Mawr Bank Corp	2,568	125
BSB Bancorp Inc/MA*	1,108	37
Business First Bancshares Inc	1,378	36
Byline Bancorp Inc*	2,160	49
C&F Financial Corp	348	22
Cadence BanCorp, Cl A	7,414	202
Cambridge Bancorp	515	46
Camden National Corp	1,990	92

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cannae Holdings Inc*	8,617	$157
Capital City Bank Group Inc	1,209	29
Capital One Financial Corp	28,000	2,641
Capitol Federal Financial Inc	15,840	207
Capstar Financial Holdings Inc	1,142	20
Capstead Mortgage Corp‡	11,297	95
Carolina Financial Corp	2,320	97
Cathay General Bancorp	9,627	400
CB Financial Services Inc	729	24
Cboe Global Markets Inc	6,600	641
CBTX Inc	2,454	92
CenterState Bank Corp	10,325	287
Central Pacific Financial Corp	3,680	101
Central Valley Community Bancorp	1,331	29
Century Bancorp Inc/MA, Cl A	330	26
Charles Schwab Corp/The	69,700	3,559
Charter Financial Corp/MD	1,484	34
Chemical Financial Corp	8,855	503
Chemung Financial Corp	349	16
Cherry Hill Mortgage Investment Corp‡	1,376	25
Chimera Investment Corp‡	10,000	191
Chubb Ltd	26,900	3,758
Cincinnati Financial Corp	8,900	673
CIT Group Inc	7,932	420
Citigroup Inc	148,400	10,668
Citizens & Northern Corp	1,538	42
Citizens Financial Group Inc	28,100	1,118
Citizens Inc/TX, Cl A*	6,178	49
City Holding Co	1,863	150
Civista Bancshares Inc	1,387	34
CME Group Inc, Cl A	19,800	3,151
CNA Financial Corp	1,700	80
CNB Financial Corp/PA	1,773	55
CNO Financial Group Inc	20,794	423
CoBiz Financial Inc	4,950	108
Codorus Valley Bancorp Inc	932	29
Cohen & Steers Inc	2,679	112
Colony Credit Real Estate Inc‡	10,592	225
Columbia Banking System Inc	9,107	373
Columbia Financial Inc*	6,416	108
Comerica Inc	10,200	989
Commerce Bancshares Inc/MO	5,455	364
Community Bank System Inc	6,258	396
Community Bankers Trust Corp*	3,068	29
Community Financial Corp/The	581	20
Community Trust Bancorp Inc	1,949	95
ConnectOne Bancorp Inc	3,644	90
County Bancorp Inc	531	14
Cowen Inc, Cl A*	3,267	51
Crawford & Co, Cl B	1,597	14
Credit Acceptance Corp*	700	269
Cullen/Frost Bankers Inc	3,300	365

Adviser Managed Trust / Annual Report / July 31, 2018	27

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Curo Group Holdings Corp*	1,093	$28
Customers Bancorp Inc*	3,488	89
CVB Financial Corp	12,960	310
Diamond Hill Investment Group Inc	421	81
Dime Community Bancshares Inc	3,934	68
Discover Financial Services	20,000	1,428
Donegal Group Inc, Cl A	920	13
Donnelley Financial Solutions Inc*	4,084	85
Dynex Capital Inc‡	5,973	40
E*TRADE Financial Corp*	15,200	909
Eagle Bancorp Inc*	4,016	217
East West Bancorp Inc	8,400	544
Eaton Vance Corp	6,500	345
eHealth Inc*	2,439	58
Elevate Credit Inc*	2,247	21
EMC Insurance Group Inc	1,217	33
Employers Holdings Inc	4,085	190
Encore Capital Group Inc*	3,297	119
Enova International Inc*	4,041	125
Enstar Group Ltd*	1,504	325
Entegra Financial Corp*	930	27
Enterprise Bancorp Inc/MA	1,092	42
Enterprise Financial Services Corp	2,937	165
Equity Bancshares Inc, Cl A*	1,723	70
Erie Indemnity Co, Cl A	1,500	186
Esquire Financial Holdings Inc*	941	24
ESSA Bancorp Inc	896	14
Essent Group Ltd*	11,941	459
Evans Bancorp Inc	653	31
Evercore Inc, Cl A	2,300	260
Everest Re Group Ltd	2,400	524
Exantas Capital Corp‡	4,055	43
EZCORP Inc, Cl A*	5,982	69
FactSet Research Systems Inc	2,200	443
Farmers & Merchants Bancorp Inc/Archbold OH	1,040	49
Farmers Capital Bank Corp	948	53
Farmers National Banc Corp	3,207	51
FB Financial Corp	1,531	65
FBL Financial Group Inc, Cl A	1,251	102
FCB Financial Holdings Inc, Cl A*	5,300	270
Federal Agricultural Mortgage Corp, Cl C	1,156	109
Federated Investors Inc, Cl B	12,124	293
FedNat Holding Co	1,355	32
FGL Holdings*	18,062	163
Fidelity D&D Bancorp Inc	436	27
Fidelity National Financial Inc	15,400	624
Fidelity Southern Corp	2,549	61
Fifth Third Bancorp	39,600	1,172
Financial Institutions Inc	2,000	63
First American Financial Corp	6,400	358
First Bancorp Inc/ME	1,101	34

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First BanCorp/Puerto Rico*	26,951	$222
First Bancorp/Southern Pines NC	3,715	154
First Bancshares Inc/The	1,607	62
First Bank/Hamilton NJ	2,419	34
First Busey Corp	5,377	171
First Business Financial Services Inc	878	21
First Choice Bancorp	911	26
First Citizens BancShares Inc/NC, Cl A	500	203
First Commonwealth Financial Corp	12,603	213
First Community Bancshares Inc/VA	2,122	69
First Community Corp/SC	1,107	27
First Connecticut Bancorp Inc/Farmington CT	1,698	53
First Defiance Financial Corp	2,424	78
First Financial Bancorp	11,895	361
First Financial Bankshares Inc	8,081	457
First Financial Corp/IN	1,537	79
First Financial Northwest Inc	992	18
First Foundation Inc*	4,302	68
First Guaranty Bancshares Inc	596	16
First Hawaiian Inc	4,000	113
First Horizon National Corp	18,800	336
First Internet Bancorp	968	31
First Interstate BancSystem Inc, Cl A	4,167	180
First Merchants Corp	6,181	292
First Mid-Illinois Bancshares Inc	1,481	60
First Midwest Bancorp Inc/IL	12,901	344
First Northwest Bancorp*	1,198	19
First of Long Island Corp/The	2,926	64
First Republic Bank/CA	9,400	929
First Savings Financial Group Inc	300	21
First United Corp	1,075	20
FirstCash Inc	5,528	449
Flagstar Bancorp Inc*	3,783	129
Flushing Financial Corp	3,260	82
FNB Corp/PA	17,900	230
Franklin Financial Network Inc*	1,591	62
Franklin Resources Inc	18,200	625
FS Bancorp Inc	481	30
Fulton Financial Corp	21,485	373
GAIN Capital Holdings Inc	3,940	27
GAMCO Investors Inc, Cl A	534	13
Genworth Financial Inc, Cl A*	63,336	291
German American Bancorp Inc	2,488	91
Glacier Bancorp Inc	10,563	451
Global Indemnity Ltd	1,110	45
Goldman Sachs Group Inc/The	20,700	4,915
Goosehead Insurance Inc, Cl A*	1,416	38
Granite Point Mortgage Trust Inc‡	5,426	103
Great Ajax Corp‡	1,911	26
Great Southern Bancorp Inc	1,380	82
Great Western Bancorp Inc	7,392	309

28	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Green Bancorp Inc	3,061	$74
Green Dot Corp, Cl A*	5,930	470
Greene County Bancorp Inc	367	12
Greenhill & Co Inc	2,928	96
Greenlight Capital Re Ltd, Cl A*	3,418	50
Guaranty Bancorp	3,191	96
Guaranty Bancshares Inc/TX	1,039	33
Hallmark Financial Services Inc*	1,528	16
Hamilton Lane Inc, Cl A	1,792	88
Hancock Whitney Corp	10,561	531
Hanmi Financial Corp	3,769	94
Hannon Armstrong Sustainable Infrastructure Capital Inc‡	6,377	125
Hanover Insurance Group Inc/The	2,400	301
HarborOne Bancorp Inc*	1,578	29
Hartford Financial Services Group Inc/The	20,700	1,091
HCI Group Inc	1,030	44
Health Insurance Innovations Inc, Cl A*	1,313	44
Heartland Financial USA Inc	3,704	218
Heritage Commerce Corp	5,147	78
Heritage Financial Corp/WA	4,307	151
Heritage Insurance Holdings Inc	2,450	42
Hilltop Holdings Inc	9,190	191
Hingham Institution for Savings	147	33
Home Bancorp Inc	1,053	48
Home BancShares Inc/AR	19,807	459
HomeStreet Inc*	3,416	101
HomeTrust Bancshares Inc*	2,096	61
Hope Bancorp Inc	16,208	272
Horace Mann Educators Corp	5,195	227
Horizon Bancorp Inc/IN	4,718	99
Houlihan Lokey Inc, Cl A	3,768	185
Howard Bancorp Inc*	1,779	29
Huntington Bancshares Inc/OH	63,200	976
IBERIABANK Corp	6,960	578
Impac Mortgage Holdings Inc*	1,306	12
Independence Holding Co	787	27
Independent Bank Corp/MI	2,734	67
Independent Bank Corp/Rockland MA	3,393	300
Independent Bank Group Inc	2,662	179
Interactive Brokers Group Inc, Cl A	4,000	239
Intercontinental Exchange Inc	33,000	2,439
International Bancshares Corp	6,802	302
INTL. FCStone Inc*	1,920	103
Invesco Ltd	23,500	634
Invesco Mortgage Capital Inc‡	14,102	234
Investar Holding Corp	1,153	31
Investment Technology Group Inc	4,130	91
Investors Bancorp Inc	31,148	390
Investors Title Co	195	37
James River Group Holdings Ltd	3,287	136
Jefferies Financial Group Inc	18,900	458

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
JPMorgan Chase & Co	197,506	$22,703
Kearny Financial Corp/MD	12,366	177
Kemper Corp	6,563	524
KeyCorp	61,104	1,275
Kingstone Cos Inc	1,352	22
Kinsale Capital Group Inc	2,499	148
KKR Real Estate Finance Trust Inc‡	2,014	42
Ladder Capital Corp, Cl A‡	11,029	176
Ladenburg Thalmann Financial Services Inc	13,018	44
Lakeland Bancorp Inc	5,552	108
Lakeland Financial Corp	3,123	151
Lazard Ltd, Cl A (B)	6,900	375
LCNB Corp	952	18
LegacyTexas Financial Group Inc	5,920	259
Legg Mason Inc	4,900	167
LendingClub Corp*	40,602	167
LendingTree Inc*	975	233
Lincoln National Corp	12,700	865
Live Oak Bancshares Inc	3,234	92
Loews Corp	16,400	833
LPL Financial Holdings Inc	5,300	351
Luther Burbank Corp	1,921	21
M&T Bank Corp	8,400	1,456
Macatawa Bank Corp	2,871	35
Maiden Holdings Ltd	8,897	77
Malvern Bancorp Inc*	945	23
Markel Corp*	800	936
MarketAxess Holdings Inc	2,200	426
Marlin Business Services Corp	1,172	36
Marsh & McLennan Cos Inc	29,500	2,459
MB Financial Inc	10,307	499
MBIA Inc*	11,238	115
MBT Financial Corp	1,920	22
Mercantile Bank Corp	1,891	67
Merchants Bancorp/IN	2,174	53
Mercury General Corp	1,573	81
Meridian Bancorp Inc	5,925	108
Meta Financial Group Inc	1,118	100
MetLife Inc	50,500	2,310
Metropolitan Bank Holding Corp*	903	44
MFA Financial Inc‡	23,500	189
MGIC Investment Corp*	46,045	575
Mid Penn Bancorp Inc	739	24
Middlefield Banc Corp	394	20
Midland States Bancorp Inc	2,746	93
MidSouth Bancorp Inc	2,105	30
MidWestOne Financial Group Inc	1,438	46
Moelis & Co, Cl A	4,881	310
Moody’s Corp	9,700	1,660
Morgan Stanley	72,600	3,671
Morningstar Inc	1,033	136
MSCI Inc, Cl A	5,200	864

Adviser Managed Trust / Annual Report / July 31, 2018	29

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MTGE Investment Corp‡	5,554	$111
MutualFirst Financial Inc	850	33
MVB Financial Corp	1,339	22
Nasdaq Inc	6,700	612
National Bank Holdings Corp, Cl A	3,669	145
National Bankshares Inc	882	42
National Commerce Corp*	1,947	85
National General Holdings Corp	7,768	214
National Western Life Group Inc, Cl A	266	86
Navient Corp	14,800	196
Navigators Group Inc/The	2,520	152
NBT Bancorp Inc	5,375	216
Nelnet Inc, Cl A	2,367	139
New Residential Investment Corp‡	19,300	345
New York Community Bancorp Inc	28,300	305
New York Mortgage Trust Inc‡	13,606	85
NI Holdings Inc*	1,463	24
Nicolet Bankshares Inc*	1,145	63
NMI Holdings Inc, Cl A*	7,861	164
Northeast Bancorp	1,069	23
Northern Trust Corp	11,900	1,300
Northfield Bancorp Inc	5,421	90
Northrim BanCorp Inc	733	30
Northwest Bancshares Inc	11,668	210
Norwood Financial Corp	828	31
Oak Valley Bancorp	1,110	24
OceanFirst Financial Corp	6,013	175
Ocwen Financial Corp*	13,830	55
OFG Bancorp	5,090	85
Ohio Valley Banc Corp	587	29
Old Line Bancshares Inc	2,084	71
Old National Bancorp/IN	18,853	367
Old Republic International Corp	16,300	347
Old Second Bancorp Inc	3,484	54
On Deck Capital Inc*	6,563	45
OneMain Holdings Inc, Cl A*	4,400	146
OP Bancorp*	1,983	25
Oppenheimer Holdings Inc, Cl A	1,086	32
Opus Bank	2,544	72
Orchid Island Capital Inc, Cl A‡	6,482	53
Origin Bancorp Inc	2,140	87
Oritani Financial Corp	4,764	76
Orrstown Financial Services Inc	802	21
Pacific Mercantile Bancorp*	1,689	17
Pacific Premier Bancorp Inc*	5,732	212
PacWest Bancorp	7,700	387
Park National Corp	1,631	179
Parke Bancorp Inc	968	23
PCSB Financial Corp	2,123	42
PDL Community Bancorp*	1,426	22
Peapack Gladstone Financial Corp	2,167	71
Penns Woods Bancorp Inc	503	23

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PennyMac Financial Services Inc, Cl A*	2,615	$50
PennyMac Mortgage Investment Trust‡	7,458	144
Peoples Bancorp Inc/OH	2,092	76
Peoples Bancorp of North Carolina Inc	705	22
Peoples Financial Services Corp	894	41
People’s United Financial Inc	19,700	359
People’s Utah Bancorp	2,047	74
PHH Corp*	3,619	39
Pinnacle Financial Partners Inc	4,500	281
Piper Jaffray Cos	1,771	137
PJT Partners Inc	2,522	152
PNC Financial Services Group Inc/The	27,300	3,954
Popular Inc	5,900	293
PRA Group Inc*	5,470	214
Preferred Bank/Los Angeles CA	1,734	108
Premier Financial Bancorp Inc	1,261	24
Primerica Inc	5,425	623
Principal Financial Group Inc	16,300	947
ProAssurance Corp	6,668	275
Progressive Corp/The	33,700	2,022
Prosperity Bancshares Inc	4,000	281
Provident Bancorp Inc*	505	14
Provident Financial Services Inc	7,834	200
Prudential Bancorp Inc	1,202	23
Prudential Financial Inc	24,500	2,472
Pzena Investment Management Inc, Cl A	2,439	24
QCR Holdings Inc	1,684	73
Radian Group Inc	26,860	514
Raymond James Financial Inc	7,600	696
RBB Bancorp	1,846	56
Redwood Trust Inc‡	9,366	157
Regional Management Corp*	1,159	38
Regions Financial Corp	64,700	1,204
Reinsurance Group of America Inc, Cl A	3,800	538
Reliant Bancorp Inc	1,356	38
RenaissanceRe Holdings Ltd	2,300	303
Renasant Corp	6,034	270
Republic Bancorp Inc/KY, Cl A	1,200	57
Republic First Bancorp Inc*	6,118	48
Riverview Bancorp Inc	2,922	27
RLI Corp	4,896	366
S&P Global Inc	14,600	2,926
S&T Bancorp Inc	4,235	190
Safeguard Scientifics Inc*	2,439	28
Safety Insurance Group Inc	1,869	171
Sandy Spring Bancorp Inc	4,386	172
Santander Consumer USA Holdings Inc	6,612	127
SB One Bancorp	1,063	30
Seacoast Banking Corp of Florida*	5,814	170
SEI Investments Co†	7,700	462
Select Bancorp Inc*	1,808	24
Selective Insurance Group Inc	7,221	432

30	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ServisFirst Bancshares Inc	5,869	$248
Shore Bancshares Inc	1,351	26
SI Financial Group Inc	1,225	17
Siebert Financial Corp*	1,132	17
Sierra Bancorp	1,658	49
Signature Bank/New York NY	3,100	340
Silvercrest Asset Management Group Inc, Cl A	787	14
Simmons First National Corp, Cl A	11,289	336
SLM Corp*	24,200	273
SmartFinancial Inc*	1,519	39
South State Corp	4,549	381
Southern First Bancshares Inc*	859	38
Southern Missouri Bancorp Inc	937	37
Southern National Bancorp of Virginia Inc	2,765	49
Southside Bancshares Inc	4,238	145
Starwood Property Trust Inc‡	15,000	343
State Auto Financial Corp	2,169	70
State Bank Financial Corp	4,597	145
State Street Corp	21,200	1,872
Sterling Bancorp Inc/MI	2,108	27
Sterling Bancorp/DE	12,800	284
Stewart Information Services Corp	2,965	135
Stifel Financial Corp	8,615	475
Stock Yards Bancorp Inc	2,660	101
Summit Financial Group Inc	1,298	33
SunTrust Banks Inc	27,000	1,946
Sutherland Asset Management Corp‡	1,986	33
SVB Financial Group*	3,100	954
Synchrony Financial	44,200	1,279
Synovus Financial Corp	7,000	346
T Rowe Price Group Inc	13,700	1,631
TCF Financial Corp	8,779	220
TD Ameritrade Holding Corp	16,200	926
Territorial Bancorp Inc	821	25
Texas Capital Bancshares Inc*	2,900	263
TFS Financial Corp	3,900	59
Third Point Reinsurance Ltd*	10,300	130
Timberland Bancorp Inc/WA	839	30
Tiptree Inc	2,995	20
Tompkins Financial Corp	1,783	153
Torchmark Corp	6,100	537
Towne Bank/Portsmouth VA	8,260	267
TPG RE Finance Trust Inc‡	4,121	85
Travelers Cos Inc/The	15,800	2,056
TriCo Bancshares	3,202	124
TriState Capital Holdings Inc*	2,685	79
Triumph Bancorp Inc*	3,078	118
Trupanion Inc*	3,051	127
TrustCo Bank Corp NY	11,503	105
Trustmark Corp	8,442	297
Two Harbors Investment Corp‡	10,550	164

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UMB Financial Corp	5,637	$405
Umpqua Holdings Corp	12,600	268
Union Bankshares Corp	8,178	331
Union Bankshares Inc/Morrisville VT	420	22
United Bankshares Inc/WV	12,577	465
United Community Banks Inc/GA	9,796	294
United Community Financial Corp/OH	5,909	62
United Financial Bancorp Inc	6,241	109
United Fire Group Inc	2,636	159
United Insurance Holdings Corp	2,481	52
United Security Bancshares/Fresno CA	1,992	21
Unity Bancorp Inc	1,051	26
Universal Insurance Holdings Inc	4,018	178
Univest Corp of Pennsylvania	3,588	98
Unum Group	13,000	517
US Bancorp	89,400	4,739
Valley National Bancorp	40,062	467
Veritex Holdings Inc*	3,023	93
Virtu Financial Inc, Cl A	2,300	46
Virtus Investment Partners Inc	829	110
Voya Financial Inc	9,700	490
Waddell & Reed Financial Inc, Cl A	9,884	205
Walker & Dunlop Inc	3,461	205
Washington Federal Inc	10,533	353
Washington Trust Bancorp Inc	1,811	106
Waterstone Financial Inc	3,139	53
Webster Financial Corp	5,400	348
Wells Fargo & Co	256,060	14,670
WesBanco Inc	5,585	273
West Bancorporation Inc	2,022	50
Westamerica Bancorporation	3,309	199
Western Alliance Bancorp*	5,900	335
Western Asset Mortgage Capital Corp‡	4,906	54
Western New England Bancorp Inc	3,189	35
Westwood Holdings Group Inc	986	58
White Mountains Insurance Group Ltd	223	204
Willis Towers Watson PLC	7,600	1,212
Wintrust Financial Corp	3,200	281
WisdomTree Investments Inc	14,197	124
WMIH Corp*	68,678	93
World Acceptance Corp*	730	73
WR Berkley Corp	5,600	425
WSFS Financial Corp	3,717	211
XL Group Ltd	14,800	832
Zions Bancorporation	11,500	595

		267,987

Health Care — 9.9%
AAC Holdings Inc*	1,950	20
Abaxis Inc	2,692	223
Abbott Laboratories	99,500	6,521
AbbVie Inc	92,354	8,518
Abeona Therapeutics Inc*	3,544	51

Adviser Managed Trust / Annual Report / July 31, 2018	31

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ABIOMED Inc*	2,400	$851
Acadia Healthcare Co Inc*	4,600	182
ACADIA Pharmaceuticals Inc*	12,431	188
Accelerate Diagnostics Inc*	3,065	67
Acceleron Pharma Inc*	4,844	211
Accuray Inc*	9,884	38
Achaogen Inc*	4,041	29
Achillion Pharmaceuticals Inc*	17,127	44
Aclaris Therapeutics Inc*	3,441	59
Acorda Therapeutics Inc*	5,361	134
Adamas Pharmaceuticals Inc*	2,788	66
Addus HomeCare Corp*	939	62
ADMA Biologics Inc*	2,941	19
Aduro Biotech Inc*	8,555	50
Adverum Biotechnologies Inc*	7,682	36
Aeglea BioTherapeutics Inc*	2,510	21
Aerie Pharmaceuticals Inc*	4,452	301
Aetna Inc	18,533	3,491
Agenus Inc*	9,279	17
Agilent Technologies Inc	18,900	1,248
Agios Pharmaceuticals Inc*	2,900	251
Aimmune Therapeutics Inc*	5,495	159
Akcea Therapeutics Inc*	1,587	50
Akebia Therapeutics Inc*	6,529	67
Akorn Inc*	11,826	219
Albireo Pharma Inc*	1,284	40
Alder Biopharmaceuticals Inc*	7,326	139
Aldeyra Therapeutics Inc*	2,596	18
Alexion Pharmaceuticals Inc*	12,500	1,662
Align Technology Inc*	4,600	1,641
Allena Pharmaceuticals Inc*	1,698	18
Allergan PLC	19,700	3,627
Allscripts Healthcare Solutions Inc*	22,248	272
Alnylam Pharmaceuticals Inc*	5,000	475
AMAG Pharmaceuticals Inc*	4,317	95
Amedisys Inc*	3,618	339
American Renal Associates Holdings Inc*	1,802	29
AmerisourceBergen Corp, Cl A	9,300	761
Amgen Inc	38,526	7,572
Amicus Therapeutics Inc*	23,571	343
AMN Healthcare Services Inc*	5,907	357
Amneal Pharmaceuticals Inc*	10,953	210
Amphastar Pharmaceuticals Inc*	4,501	79
Ampio Pharmaceuticals Inc*	11,000	33
AnaptysBio Inc*	2,347	184
AngioDynamics Inc*	4,565	96
ANI Pharmaceuticals Inc*	954	64
Anika Therapeutics Inc*	1,668	67
Antares Pharma Inc*	16,855	45
Anthem Inc	14,800	3,744
Apellis Pharmaceuticals Inc*	4,673	86
Apollo Medical Holdings Inc*	3,082	75

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aratana Therapeutics Inc*	4,765	$22
Arbutus Biopharma Corp*	4,393	49
Arcus Biosciences Inc*	643	8
Ardelyx Inc*	3,719	15
Arena Pharmaceuticals Inc*	6,207	240
ArQule Inc*	11,766	59
Array BioPharma Inc*	25,344	390
Arrowhead Pharmaceuticals Inc*	11,088	162
Arsanis Inc*	563	1
Assembly Biosciences Inc*	2,112	93
Atara Biotherapeutics Inc*	5,113	192
athenahealth Inc*	2,300	347
Athenex Inc*	5,457	105
Athersys Inc*	12,665	25
AtriCure Inc*	4,037	116
Atrion Corp	170	117
Audentes Therapeutics Inc*	4,072	153
Avanos Medical Inc*	5,846	323
AVEO Pharmaceuticals Inc*	12,646	27
Avid Bioservices Inc*	6,305	35
AxoGen Inc*	4,201	189
Baxter International Inc	29,100	2,108
Becton Dickinson and Co	15,415	3,859
Bellicum Pharmaceuticals Inc*	5,506	35
BioCryst Pharmaceuticals Inc*	11,807	70
Biogen Inc*	12,300	4,113
Biohaven Pharmaceutical Holding Co Ltd*	3,488	120
BioMarin Pharmaceutical Inc*	10,200	1,026
Bio-Rad Laboratories Inc, Cl A*	1,223	375
BioScrip Inc*	14,673	39
BioSpecifics Technologies Corp*	752	34
Bio-Techne Corp	2,100	337
BioTelemetry Inc*	4,080	214
BioTime Inc*	9,732	25
Bluebird Bio Inc*	3,200	496
Blueprint Medicines Corp*	5,157	307
Boston Scientific Corp*	80,000	2,689
Bristol-Myers Squibb Co	95,400	5,605
Brookdale Senior Living Inc, Cl A*	23,550	226
Bruker Corp	5,400	175
Calithera Biosciences Inc*	3,593	16
Calyxt Inc*	440	8
Cambrex Corp*	4,130	258
Cantel Medical Corp	2,100	195
Capital Senior Living Corp*	3,101	31
Cara Therapeutics Inc*	3,552	64
Cardinal Health Inc	18,600	929
Cardiovascular Systems Inc*	4,028	153
CareDx Inc*	4,319	58
CASI Pharmaceuticals Inc*	5,800	42
Castlight Health Inc, Cl B*	10,187	34
Catalent Inc*	8,500	354

32	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Catalyst Biosciences Inc*	1,461	$14
Catalyst Pharmaceuticals Inc*	11,631	34
Celcuity Inc*	869	21
Celgene Corp*	42,100	3,793
Cellular Biomedicine Group Inc*	1,444	33
Centene Corp*	11,700	1,525
Cerner Corp*	18,200	1,130
Cerus Corp*	16,449	122
Charles River Laboratories International Inc*	2,700	336
Chemed Corp	900	284
ChemoCentryx Inc*	3,121	36
Chimerix Inc*	5,545	25
ChromaDex Corp*	6,247	28
Cigna Corp	13,800	2,476
Civitas Solutions Inc*	2,182	36
Clearside Biomedical Inc*	3,787	34
Clovis Oncology Inc*	5,967	263
Codexis Inc*	6,609	95
Cohbar Inc*	3,294	19
Coherus Biosciences Inc*	5,912	113
Collegium Pharmaceutical Inc*	3,778	73
Community Health Systems Inc*	12,028	40
Computer Programs & Systems Inc	1,459	45
Concert Pharmaceuticals Inc*	2,788	45
CONMED Corp	3,171	235
Cooper Cos Inc/The	2,800	729
Corbus Pharmaceuticals Holdings Inc*	6,489	33
Corcept Therapeutics Inc*	12,318	162
Corium International Inc*	2,938	22
CorVel Corp*	1,181	68
Corvus Pharmaceuticals Inc*	1,725	17
Cotiviti Holdings Inc*	4,988	223
Cross Country Healthcare Inc*	4,257	50
CryoLife Inc*	4,505	134
CryoPort Inc*	3,456	51
CTI BioPharma Corp*	7,368	16
Cue Biopharma Inc*	2,427	22
Cutera Inc*	1,559	62
CVS Health Corp	59,100	3,833
Cymabay Therapeutics Inc*	7,630	85
Cytokinetics Inc*	6,087	45
CytomX Therapeutics Inc*	4,959	131
CytoSorbents Corp*	3,971	48
Danaher Corp	35,900	3,683
DaVita Inc*	8,200	576
Deciphera Pharmaceuticals Inc*	994	34
Denali Therapeutics Inc*	2,079	26
DENTSPLY SIRONA Inc	13,300	640
Depomed Inc*	6,908	61
Dermira Inc*	4,471	44
DexCom Inc*	5,000	476

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dicerna Pharmaceuticals Inc*	5,898	$74
Diplomat Pharmacy Inc*	7,180	149
Dova Pharmaceuticals Inc*	1,629	35
Durect Corp*	21,381	31
Dynavax Technologies Corp*	7,555	102
Eagle Pharmaceuticals Inc/DE*	1,354	107
Editas Medicine Inc*	5,744	171
Edwards Lifesciences Corp*	12,200	1,738
Eli Lilly & Co	56,000	5,533
Eloxx Pharmaceuticals Inc*	2,906	44
Emergent BioSolutions Inc*	5,566	302
Enanta Pharmaceuticals Inc*	2,105	205
Encompass Health Corp	5,600	424
Endocyte Inc*	8,360	128
Endologix Inc*	10,031	51
Ensign Group Inc/The	6,141	221
Envision Healthcare Corp*	7,039	312
Enzo Biochem Inc*	5,279	23
Epizyme Inc*	6,716	87
Esperion Therapeutics Inc*	2,946	132
Evelo Biosciences Inc*	868	11
Evolent Health Inc, Cl A*	8,518	172
Evolus Inc*	500	10
Exact Sciences Corp*	6,900	403
Exelixis Inc*	17,100	354
Express Scripts Holding Co*	32,600	2,590
Fate Therapeutics Inc*	5,706	51
Fennec Pharmaceuticals Inc*	1,903	17
FibroGen Inc*	9,269	585
Five Prime Therapeutics Inc*	3,987	59
Flexion Therapeutics Inc*	4,349	104
Fluidigm Corp*	3,266	21
FONAR Corp*	874	23
Fortress Biotech Inc*	3,790	8
G1 Therapeutics Inc*	2,623	135
Genesis Healthcare Inc, Cl A*	4,394	7
GenMark Diagnostics Inc*	6,031	40
Genomic Health Inc*	2,573	138
Geron Corp*	18,446	66
Gilead Sciences Inc	75,417	5,870
Glaukos Corp*	4,179	174
Global Blood Therapeutics Inc*	6,266	262
Globus Medical Inc, Cl A*	8,898	458
GlycoMimetics Inc*	4,485	66
GTx Inc*	754	12
Haemonetics Corp*	6,755	660
Halozyme Therapeutics Inc*	15,609	283
Harvard Bioscience Inc*	5,416	31
HCA Healthcare Inc	16,200	2,013
HealthEquity Inc*	6,715	507
HealthStream Inc	3,117	88
Helius Medical Technologies Inc, Cl A*	2,431	22

Adviser Managed Trust / Annual Report / July 31, 2018	33

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Henry Schein Inc*	8,814	$700
Heron Therapeutics Inc*	8,018	300
Heska Corp*	832	83
Hill-Rom Holdings Inc	4,000	377
HMS Holdings Corp*	10,386	249
Hologic Inc*	16,000	687
Homology Medicines Inc*	1,300	23
Humana Inc	8,000	2,513
ICU Medical Inc*	900	258
Idera Pharmaceuticals Inc*	2,254	13
IDEXX Laboratories Inc*	5,000	1,225
Illumina Inc*	8,500	2,757
Immune Design Corp*	4,576	17
ImmunoGen Inc*	16,267	151
Immunomedics Inc*	16,408	393
Incyte Corp*	10,300	685
Innovate Biopharmaceuticals Inc*	2,400	13
Innoviva Inc*	8,634	122
Inogen Inc*	2,194	437
Inovalon Holdings Inc, Cl A*	8,142	87
Inovio Pharmaceuticals Inc*	9,657	39
Insmed Inc*	9,606	239
Inspire Medical Systems Inc*	975	44
Insulet Corp*	3,400	283
Insys Therapeutics Inc*	2,918	19
Integer Holdings Corp*	3,905	279
Integra LifeSciences Holdings Corp*	4,200	262
Intellia Therapeutics Inc*	4,270	114
Intercept Pharmaceuticals Inc*	2,756	251
Intersect ENT Inc*	3,785	122
Intra-Cellular Therapies Inc, Cl A*	5,711	115
Intrexon Corp*	8,867	130
IntriCon Corp*	759	44
Intuitive Surgical Inc*	6,593	3,350
Invacare Corp	3,817	68
Invitae Corp*	8,496	75
Ionis Pharmaceuticals Inc*	7,200	314
Iovance Biotherapeutics Inc*	10,342	147
IQVIA Holdings Inc*	9,356	1,141
iRadimed Corp*	557	13
iRhythm Technologies Inc*	2,983	225
Ironwood Pharmaceuticals Inc, Cl A*	17,173	331
Johnson & Johnson	156,479	20,737
Jounce Therapeutics Inc*	1,712	12
K2M Group Holdings Inc*	5,150	105
Kadmon Holdings Inc*	9,978	34
Kala Pharmaceuticals Inc*	1,729	22
Karyopharm Therapeutics Inc*	6,248	111
Keryx Biopharmaceuticals Inc*	10,617	45
Kindred Biosciences Inc*	3,110	42
Kura Oncology Inc*	3,240	66
La Jolla Pharmaceutical Co*	2,813	93

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Laboratory Corp of America Holdings*	6,000	$1,052
Lannett Co Inc*	3,560	45
Lantheus Holdings Inc*	4,922	71
LeMaitre Vascular Inc	1,848	67
Lexicon Pharmaceuticals Inc*	4,921	59
LHC Group Inc*	3,857	332
LifePoint Health Inc*	4,465	289
Ligand Pharmaceuticals Inc*	2,596	567
LivaNova PLC*	6,131	675
Loxo Oncology Inc*	3,290	551
Luminex Corp	5,159	175
MacroGenics Inc*	5,059	104
Madrigal Pharmaceuticals Inc*	731	188
Magellan Health Inc*	3,102	226
MannKind Corp*	20,051	31
Marinus Pharmaceuticals Inc*	4,530	34
Masimo Corp*	2,600	258
McKesson Corp	12,100	1,520
Medicines Co/The*	8,600	342
MediciNova Inc*	4,353	41
Medidata Solutions Inc*	7,154	532
MEDNAX Inc*	5,400	231
Medpace Holdings Inc*	1,585	97
Medtronic PLC	78,700	7,101
Melinta Therapeutics Inc*	2,183	12
Menlo Therapeutics Inc*	846	7
Merck & Co Inc	156,618	10,316
Meridian Bioscience Inc	5,349	84
Merit Medical Systems Inc*	6,138	333
Mersana Therapeutics Inc*	1,356	16
Mettler-Toledo International Inc*	1,458	864
MiMedx Group Inc*	12,783	54
Minerva Neurosciences Inc*	3,446	28
Miragen Therapeutics Inc*	3,571	24
Mirati Therapeutics Inc*	2,336	143
Molecular Templates Inc*	1,700	9
Molina Healthcare Inc*	3,500	364
Momenta Pharmaceuticals Inc*	9,547	283
Mustang Bio Inc*	2,827	19
Mylan NV*	30,400	1,134
MyoKardia Inc*	3,858	221
Myriad Genetics Inc*	8,268	362
NanoString Technologies Inc*	2,442	29
NantHealth Inc*	1,007	3
NantKwest Inc*	3,583	13
Natera Inc*	3,694	85
National HealthCare Corp	1,510	109
National Research Corp, Cl A	1,236	47
Natus Medical Inc*	4,076	149
Nektar Therapeutics, Cl A*	9,000	473
Neogen Corp*	6,240	514
NeoGenomics Inc*	7,200	101

34	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Neos Therapeutics Inc*	3,332	$18
Neurocrine Biosciences Inc*	5,100	512
Nevro Corp*	3,639	205
NewLink Genetics Corp*	3,778	14
Novavax Inc*	50,301	64
Novocure Ltd*	8,992	306
NuVasive Inc*	6,413	372
Nuvectra Corp*	1,958	31
NxStage Medical Inc*	8,282	232
Nymox Pharmaceutical Corp*	3,345	11
Ocular Therapeutix Inc*	3,876	21
Odonate Therapeutics Inc*	814	16
Omeros Corp*	5,474	115
Omnicell Inc*	4,717	281
OPKO Health Inc*	40,733	229
Optinose Inc*	2,208	45
OraSure Technologies Inc*	7,655	129
Organovo Holdings Inc*	11,425	14
Orthofix International*	2,137	129
OrthoPediatrics Corp*	958	27
Ovid therapeutics Inc*	2,115	21
Owens & Minor Inc	7,369	139
Oxford Immunotec Global PLC*	2,932	38
Pacific Biosciences of California Inc*	15,059	57
Pacira Pharmaceuticals Inc/DE*	4,970	200
Palatin Technologies Inc*	24,407	23
Paratek Pharmaceuticals Inc*	3,418	34
Patterson Cos Inc	10,321	253
PDL BioPharma Inc*	19,407	49
Penumbra Inc*	1,800	256
PerkinElmer Inc	6,500	515
PetIQ Inc, Cl A*	1,361	37
Pfenex Inc*	2,657	14
Pfizer Inc	338,256	13,507
Phibro Animal Health Corp, Cl A	2,399	115
Pieris Pharmaceuticals Inc*	6,460	35
PolarityTE Inc*	1,248	28
Portola Pharmaceuticals Inc, Cl A*	8,126	291
PRA Health Sciences Inc*	2,900	305
Premier Inc, Cl A*	3,100	116
Prestige Brands Holdings Inc*	6,691	239
Progenics Pharmaceuticals Inc*	9,228	74
Proteostasis Therapeutics Inc*	4,133	10
Providence Service Corp/The*	1,431	100
PTC Therapeutics Inc*	5,673	216
Pulse Biosciences Inc*	1,069	14
Puma Biotechnology Inc*	3,527	170
QIAGEN NV*	13,137	474
Quality Systems Inc*	6,561	132
Quanterix Corp*	278	4
Quest Diagnostics Inc	7,800	840
Quidel Corp*	4,105	279

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Quorum Health Corp*	4,612	$22
R1 RCM Inc*	12,634	101
Ra Pharmaceuticals Inc*	1,379	15
Radius Health Inc*	5,111	123
RadNet Inc*	5,127	69
Reata Pharmaceuticals Inc, Cl A*	1,978	139
Recro Pharma Inc*	1,597	8
Regeneron Pharmaceuticals Inc*	4,666	1,717
REGENXBIO Inc*	3,515	247
Repligen Corp*	4,920	238
ResMed Inc	8,200	867
resTORbio Inc*	1,230	19
Retrophin Inc*	4,974	137
Revance Therapeutics Inc*	4,209	121
Rhythm Pharmaceuticals Inc*	1,525	47
Rigel Pharmaceuticals Inc*	21,514	61
Rocket Pharmaceuticals Inc*	2,821	58
Rockwell Medical Inc*	5,833	24
RTI Surgical Inc*	6,102	28
Sage Therapeutics Inc*	2,600	375
Sangamo Therapeutics Inc*	12,796	175
Sarepta Therapeutics Inc*	3,600	418
Savara Inc*	3,480	38
scPharmaceuticals Inc*	893	4
SeaSpine Holdings Corp*	1,843	26
Seattle Genetics Inc*	6,000	422
Select Medical Holdings Corp*	13,638	284
Selecta Biosciences Inc*	2,460	30
Senseonics Holdings Inc*	9,400	35
Seres Therapeutics Inc*	2,585	20
Sienna Biopharmaceuticals Inc*	1,834	28
Sientra Inc*	3,123	64
SIGA Technologies Inc*	7,145	54
Simulations Plus Inc	1,489	26
Solid Biosciences Inc*	1,098	44
Sorrento Therapeutics Inc*	11,430	64
Spark Therapeutics Inc*	3,933	302
Spectrum Pharmaceuticals Inc*	12,433	265
Spero Therapeutics Inc*	1,093	13
Spring Bank Pharmaceuticals Inc*	1,759	23
STAAR Surgical Co*	5,073	156
Stemline Therapeutics Inc*	3,612	56
STERIS PLC	4,900	561
Stryker Corp	19,900	3,249
Supernus Pharmaceuticals Inc*	6,113	324
Surface Oncology Inc*	1,231	14
Surgery Partners Inc*	2,381	36
Surmodics Inc*	1,553	91
Syndax Pharmaceuticals Inc*	1,272	9
Syneos Health Inc, Cl A*	6,986	344
Synergy Pharmaceuticals Inc*	30,807	52
Synlogic Inc*	1,916	18

Adviser Managed Trust / Annual Report / July 31, 2018	35

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Syros Pharmaceuticals Inc*	3,272	$33
T2 Biosystems Inc*	3,737	22
Tabula Rasa HealthCare Inc*	2,215	129
Tactile Systems Technology Inc*	2,225	107
Tandem Diabetes Care Inc*	5,551	153
Teladoc Inc*	8,305	497
Teleflex Inc	2,600	709
Teligent Inc/NJ*	5,392	23
Tenet Healthcare Corp*	10,426	392
TESARO Inc*	2,100	73
Tetraphase Pharmaceuticals Inc*	6,024	17
TG Therapeutics Inc*	7,663	90
TherapeuticsMD Inc*	21,386	112
Theravance Biopharma Inc*	5,251	126
Thermo Fisher Scientific Inc	23,300	5,465
Tivity Health Inc*	5,067	171
Tocagen Inc*	2,146	20
TransEnterix Inc*	19,406	104
Triple-S Management Corp, Cl B*	2,883	102
Tyme Technologies Inc*	6,764	20
Ultragenyx Pharmaceutical Inc*	5,841	462
United Therapeutics Corp*	2,400	295
UnitedHealth Group Inc	55,700	14,104
UNITY Biotechnology Inc*	810	12
Universal Health Services Inc, Cl B	5,000	610
Unum Therapeutics Inc*	637	11
US Physical Therapy Inc	1,506	158
Utah Medical Products Inc	411	40
Vanda Pharmaceuticals Inc*	6,595	137
Varex Imaging Corp*	4,657	178
Varian Medical Systems Inc*	5,400	623
Veeva Systems Inc, Cl A*	7,000	529
Veracyte Inc*	2,786	30
Verastem Inc*	7,134	55
Vericel Corp*	4,977	52
Vertex Pharmaceuticals Inc*	14,800	2,591
ViewRay Inc*	6,162	73
Viking Therapeutics Inc*	5,790	59
Vital Therapies Inc*	3,782	30
Vocera Communications Inc*	3,771	114
Voyager Therapeutics Inc*	2,638	50
Waters Corp*	4,500	888
WaVe Life Sciences Ltd*	2,273	92
WellCare Health Plans Inc*	2,600	695
West Pharmaceutical Services Inc	4,200	461
Wright Medical Group NV*	13,235	337
Xencor Inc*	5,812	216
XOMA Corp*	710	17
Zafgen Inc*	2,840	30
Zimmer Biomet Holdings Inc	11,800	1,481
ZIOPHARM Oncology Inc*	15,457	40
Zoetis Inc, Cl A	28,200	2,439

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zogenix Inc*	4,442	$252
Zomedica Pharmaceuticals Corp*	2,870	6

		258,057

Industrials — 7.5%
3M Co	33,600	7,134
AAON Inc	5,193	196
AAR Corp	4,135	196
ABM Industries Inc	8,303	259
Acacia Research Corp*	5,293	20
ACCO Brands Corp	13,453	172
Actuant Corp, Cl A	7,685	219
Acuity Brands Inc	2,400	334
ADT Inc	6,400	58
Advanced Disposal Services Inc*	9,128	225
Advanced Drainage Systems Inc	5,643	158
AECOM*	9,100	305
Aegion Corp, Cl A*	4,011	99
Aerojet Rocketdyne Holdings Inc*	8,735	294
Aerovironment Inc*	2,638	194
AGCO Corp	3,900	246
Air Lease Corp, Cl A	5,800	255
Air Transport Services Group Inc*	7,166	161
Aircastle Ltd	5,966	124
Alamo Group Inc	1,194	111
Alaska Air Group Inc	6,900	434
Albany International Corp, Cl A	3,573	236
Allegiant Travel Co, Cl A	1,625	201
Allegion PLC	5,600	457
Allied Motion Technologies Inc	872	40
Allison Transmission Holdings Inc	6,800	320
Altra Industrial Motion Corp	3,601	158
AMERCO	400	151
Ameresco Inc, Cl A*	2,406	32
American Airlines Group Inc	24,200	957
American Railcar Industries Inc	813	37
American Woodmark Corp*	1,798	150
AMETEK Inc	13,300	1,035
AO Smith Corp	8,400	500
Apogee Enterprises Inc	3,365	171
Applied Industrial Technologies Inc	4,759	355
ArcBest Corp	3,148	147
Arconic Inc	24,466	531
Argan Inc	1,810	69
Armstrong Flooring Inc*	2,743	36
Armstrong World Industries Inc*	2,600	177
ASGN Inc*	6,297	569
Astec Industries Inc	2,885	142
Astronics Corp, Cl B*	326	13
Astronics Corp*	2,288	94
Atkore International Group Inc*	5,096	121
Atlas Air Worldwide Holdings Inc*	2,947	198
Avis Budget Group Inc*	8,544	298

36	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Axon Enterprise Inc*	6,536	$444
AZZ Inc	3,261	177
Babcock & Wilcox Enterprises Inc*	3,502	8
Barnes Group Inc	6,122	415
Barrett Business Services Inc	896	82
Beacon Roofing Supply Inc*	8,496	357
BG Staffing Inc	1,060	28
Blue Bird Corp*	1,814	41
BlueLinx Holdings Inc*	1,226	42
BMC Stock Holdings Inc*	8,466	186
Boeing Co/The	32,000	11,402
Brady Corp, Cl A	5,842	223
Briggs & Stratton Corp	5,041	89
Brink’s Co/The	6,243	498
Builders FirstSource Inc*	14,128	253
BWX Technologies Inc, Cl W	5,900	388
Caesarstone Ltd	2,844	45
CAI International Inc*	2,144	49
Carlisle Cos Inc	3,500	430
Casella Waste Systems Inc, Cl A*	4,960	137
Caterpillar Inc	33,800	4,860
CBIZ Inc*	6,346	140
CECO Environmental Corp	3,085	21
CH Robinson Worldwide Inc	8,200	756
Chart Industries Inc*	3,863	302
Cintas Corp	5,100	1,043
CIRCOR International Inc	2,084	92
Clean Harbors Inc*	3,000	171
Colfax Corp*	4,800	155
Columbus McKinnon Corp/NY	2,749	113
Comfort Systems USA Inc	4,494	250
Commercial Vehicle Group Inc*	3,506	25
Continental Building Products Inc*	4,733	151
Copart Inc*	11,600	666
CoStar Group Inc*	2,100	873
Covanta Holding Corp	14,631	263
Covenant Transportation Group Inc, Cl A*	1,371	40
CRA International Inc	925	50
Crane Co	2,900	263
CSW Industrials Inc*	2,003	109
CSX Corp	48,400	3,421
Cubic Corp	3,181	217
Cummins Inc	8,800	1,257
Curtiss-Wright Corp	2,500	333
Daseke Inc*	5,105	44
Deere & Co	18,800	2,722
Delta Air Lines Inc	37,500	2,041
Deluxe Corp	5,945	350
DMC Global Inc	1,808	74
Donaldson Co Inc	7,800	372
Douglas Dynamics Inc	2,821	138
Dover Corp	9,000	747

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ducommun Inc*	1,267	$42
Dun & Bradstreet Corp/The	2,100	264
DXP Enterprises Inc/TX*	1,981	82
Dycom Industries Inc*	3,764	336
Eagle Bulk Shipping Inc*	5,545	32
Eastern Co/The	808	24
Echo Global Logistics Inc*	3,340	115
EMCOR Group Inc	7,207	555
Emerson Electric Co	36,500	2,638
Encore Wire Corp	2,506	122
Energous Corp*	3,072	42
Energy Recovery Inc*	4,892	40
EnerSys	5,241	430
Engility Holdings Inc*	2,259	78
Ennis Inc	3,181	69
Enphase Energy Inc*	11,528	69
EnPro Industries Inc	2,565	196
EnviroStar Inc	508	20
Equifax Inc	6,900	866
ESCO Technologies Inc	3,127	195
Essendant Inc	4,611	77
Esterline Technologies Corp*	3,256	278
Evoqua Water Technologies Corp*	9,562	204
Expeditors International of Washington Inc	10,500	800
Exponent Inc	6,408	313
Fastenal Co	16,800	956
Federal Signal Corp	7,212	171
FedEx Corp	14,400	3,541
Flowserve Corp	7,700	341
Fluor Corp	8,200	420
Forrester Research Inc	1,193	55
Fortive Corp	17,972	1,475
Fortune Brands Home & Security Inc	8,800	510
Forward Air Corp	3,652	233
Foundation Building Materials Inc*	1,955	28
Franklin Covey Co*	1,126	29
Franklin Electric Co Inc	5,796	287
FreightCar America Inc	1,322	24
FTI Consulting Inc*	4,699	371
FuelCell Energy Inc*	13,345	17
Gardner Denver Holdings Inc*	5,900	169
Gates Industrial Corp PLC*	3,500	54
GATX Corp	4,692	386
Genco Shipping & Trading Ltd*	1,200	18
Gencor Industries Inc*	871	13
Generac Holdings Inc*	7,552	406
General Dynamics Corp	15,000	2,996
General Electric Co	502,857	6,854
General Finance Corp*	1,661	23
Genesee & Wyoming Inc, Cl A*	3,400	292
Gibraltar Industries Inc*	4,045	176
Global Brass & Copper Holdings Inc	2,752	91

Adviser Managed Trust / Annual Report / July 31, 2018	37

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GMS Inc*	4,047	$106
Gorman-Rupp Co/The	2,081	79
GP Strategies Corp*	1,718	32
Graco Inc	10,100	466
GrafTech International Ltd	2,200	47
Graham Corp	1,041	28
Granite Construction Inc	5,486	296
Great Lakes Dredge & Dock Corp*	6,228	34
Greenbrier Cos Inc/The	3,997	226
Griffon Corp	3,539	63
H&E Equipment Services Inc	3,910	144
Harris Corp	7,000	1,155
Harsco Corp*	10,015	254
Hawaiian Holdings Inc	6,332	254
HC2 Holdings Inc*	4,758	27
HD Supply Holdings Inc*	10,400	457
Healthcare Services Group Inc	9,227	371
Heartland Express Inc	5,964	114
HEICO Corp, Cl A	4,491	291
HEICO Corp	2,327	178
Heidrick & Struggles International Inc	2,179	89
Herc Holdings Inc*	2,991	170
Heritage-Crystal Clean Inc*	1,655	40
Herman Miller Inc	7,449	282
Hertz Global Holdings Inc*	6,820	104
Hexcel Corp	5,300	366
Hill International Inc*	6,980	38
Hillenbrand Inc	7,826	393
HNI Corp	5,476	237
Honeywell International Inc	43,438	6,935
Hub Group Inc, Cl A*	3,985	185
Hubbell Inc, Cl B	3,200	394
Huntington Ingalls Industries Inc	2,600	606
Hurco Cos Inc	692	31
Huron Consulting Group Inc*	2,758	120
Hyster-Yale Materials Handling Inc, Cl A	1,283	84
ICF International Inc	2,211	163
IDEX Corp	4,400	676
IES Holdings Inc*	864	15
IHS Markit Ltd*	22,600	1,198
Illinois Tool Works Inc	19,600	2,809
Infrastructure and Energy Alternatives Inc*	2,728	28
InnerWorkings Inc*	5,603	50
Insperity Inc	4,760	453
Insteel Industries Inc	2,339	96
Interface Inc, Cl A	7,376	165
ITT Inc	5,200	295
Jacobs Engineering Group Inc	7,200	487
JB Hunt Transport Services Inc	5,100	611
JELD-WEN Holding Inc*	8,800	241
JetBlue Airways Corp*	19,200	346
John Bean Technologies Corp	3,906	432

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Johnson Controls International plc	53,745	$2,016
Kadant Inc	1,334	129
Kaman Corp	3,424	227
Kansas City Southern	6,000	698
KAR Auction Services Inc	7,900	470
KBR Inc	17,748	355
Kelly Services Inc, Cl A	3,802	92
Kennametal Inc	10,149	395
KeyW Holding Corp/The*	5,460	48
Kforce Inc	2,927	111
Kimball International Inc, Cl B	4,351	70
Kirby Corp*	3,400	284
KLX Inc*	6,250	457
Knight-Swift Transportation Holdings Inc, Cl A	7,400	241
Knoll Inc	5,907	133
Korn/Ferry International	7,022	463
Kratos Defense & Security Solutions Inc*	11,175	144
L3 Technologies Inc	4,500	965
Landstar System Inc	2,400	267
Lawson Products Inc/DE*	701	19
LB Foster Co, Cl A*	1,107	27
Lennox International Inc	2,200	478
Lincoln Electric Holdings Inc	3,700	348
Lindsay Corp	1,294	122
Lockheed Martin Corp	14,452	4,713
LSC Communications Inc	3,923	59
Lydall Inc*	2,058	95
Macquarie Infrastructure Corp	4,700	213
Manitex International Inc*	2,246	27
Manitowoc Co Inc/The*	4,474	118
ManpowerGroup Inc	3,900	364
Marten Transport Ltd	4,854	106
Masco Corp	18,200	734
MasTec Inc*	8,066	375
Matson Inc	5,153	185
Matthews International Corp, Cl A	3,916	206
Maxar Technologies Ltd	7,065	346
McGrath RentCorp	2,989	177
Mercury Systems Inc*	5,930	247
Meritor Inc*	10,541	217
Middleby Corp/The*	3,100	318
Milacron Holdings Corp*	8,775	183
Miller Industries Inc/TN	1,374	36
Mistras Group Inc*	2,191	46
Mobile Mini Inc	5,530	236
Moog Inc, Cl A	3,948	296
MRC Global Inc*	10,597	240
MSA Safety Inc	4,244	428
MSC Industrial Direct Co Inc, Cl A	2,600	220
Mueller Industries Inc	7,198	238
Mueller Water Products Inc, Cl A	19,414	240

38	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Multi-Color Corp	1,726	$115
MYR Group Inc*	1,996	74
National Presto Industries Inc	593	74
Navigant Consulting Inc*	5,606	122
Navistar International Corp*	6,174	266
NCI Building Systems Inc*	5,494	88
Nexeo Solutions Inc*	3,626	33
Nielsen Holdings PLC	20,700	488
NL Industries Inc*	1,180	10
NN Inc	3,576	77
Nordson Corp	3,400	456
Norfolk Southern Corp	16,500	2,788
Northrop Grumman Corp	9,393	2,822
Northwest Pipe Co*	1,401	27
NOW Inc*	13,574	203
NV5 Global Inc*	1,034	78
nVent Electric PLC	9,700	266
Old Dominion Freight Line Inc	3,800	558
Omega Flex Inc	327	30
Orion Group Holdings Inc*	2,964	27
Oshkosh Corp	4,400	331
Owens Corning	6,400	398
PACCAR Inc	20,100	1,321
PAM Transportation Services Inc*	300	16
Parker-Hannifin Corp	7,700	1,302
Park-Ohio Holdings Corp	1,131	42
Patrick Industries Inc*	2,931	180
PGT Innovations Inc*	6,209	149
PICO Holdings Inc	2,861	35
Pitney Bowes Inc	23,678	207
Plug Power Inc*	26,085	52
Powell Industries Inc	1,100	40
Preformed Line Products Co	429	38
Primoris Services Corp	5,184	140
Proto Labs Inc*	3,368	420
Quad/Graphics Inc	4,227	87
Quanex Building Products Corp	4,081	72
Quanta Services Inc*	8,700	296
Radiant Logistics Inc*	4,219	17
Raven Industries Inc	4,533	176
Raytheon Co	16,700	3,307
RBC Bearings Inc*	2,940	427
Regal Beloit Corp	2,700	232
Reis Inc	927	20
Republic Services Inc, Cl A	12,800	928
Resources Connection Inc	3,825	61
REV Group Inc	3,837	66
Rexnord Corp*	13,019	394
Robert Half International Inc	7,000	530
Rockwell Automation Inc	7,200	1,350
Rockwell Collins Inc	9,567	1,330
Rollins Inc	5,600	308

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Roper Technologies Inc	5,900	$1,781
RR Donnelley & Sons Co	8,231	49
Rush Enterprises Inc, Cl B	713	32
Rush Enterprises Inc, Cl A	3,781	170
Ryder System Inc	2,900	227
Safe Bulkers Inc*	6,624	22
Saia Inc*	3,204	241
Schneider National Inc, Cl B	2,700	71
Scorpio Bulkers Inc	7,607	57
Sensata Technologies Holding PLC*	9,900	538
Simpson Manufacturing Co Inc	5,097	372
SiteOne Landscape Supply Inc*	4,964	443
SkyWest Inc	6,353	381
Snap-on Inc	3,300	560
Southwest Airlines Co	31,100	1,809
SP Plus Corp*	2,920	114
Spartan Motors Inc	4,353	64
Sparton Corp*	1,015	15
Spirit AeroSystems Holdings Inc, Cl A	6,700	625
Spirit Airlines Inc*	8,566	372
SPX Corp*	5,429	201
SPX FLOW Inc*	5,309	252
Standex International Corp	1,543	160
Stanley Black & Decker Inc	9,200	1,375
Steelcase Inc, Cl A	10,559	145
Stericycle Inc*	4,900	342
Sterling Construction Co Inc*	3,031	41
Sun Hydraulics Corp	3,557	185
Sunrun Inc*	12,064	171
Systemax Inc	1,586	71
Team Inc*	3,509	76
Teledyne Technologies Inc*	2,000	439
Tennant Co	2,222	181
Terex Corp	3,900	172
Tetra Tech Inc	6,901	420
Textainer Group Holdings Ltd*	3,351	53
Textron Inc	15,100	1,031
Thermon Group Holdings Inc*	4,052	102
Timken Co/The	4,100	202
Titan International Inc	5,815	62
Titan Machinery Inc*	2,112	32
Toro Co/The	6,000	361
TPI Composites Inc*	1,881	58
TransDigm Group Inc	2,778	1,043
TransUnion	10,790	781
Trex Co Inc*	7,344	571
TriMas Corp*	5,704	169
TriNet Group Inc*	5,453	294
Trinity Industries Inc	9,100	347
Triton International Ltd/Bermuda	6,583	232
Triumph Group Inc	6,062	126
TrueBlue Inc*	5,100	138

Adviser Managed Trust / Annual Report / July 31, 2018	39

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tutor Perini Corp*	4,406	$81
Twin Disc Inc*	929	24
UniFirst Corp/MA	1,903	356
Union Pacific Corp	44,900	6,730
United Continental Holdings Inc*	14,300	1,150
United Parcel Service Inc, Cl B	40,100	4,808
United Rentals Inc*	4,900	729
United Technologies Corp	43,600	5,918
Univar Inc*	6,800	187
Universal Forest Products Inc	7,488	276
Universal Logistics Holdings Inc	934	31
US Ecology Inc	2,687	182
USA Truck Inc*	1,219	27
USG Corp*	5,300	229
Valmont Industries Inc	1,300	182
Vectrus Inc*	1,331	42
Verisk Analytics Inc, Cl A*	9,300	1,029
Veritiv Corp*	1,450	56
Viad Corp	2,475	142
Vicor Corp*	2,103	121
Vivint Solar Inc*	4,296	24
VSE Corp	1,102	47
Wabash National Corp	7,133	141
WABCO Holdings Inc*	3,000	377
Wabtec Corp/DE	5,100	563
WageWorks Inc*	4,958	262
Waste Management Inc	24,900	2,241
Watsco Inc	1,800	310
Watts Water Technologies Inc, Cl A	3,470	297
Welbilt Inc*	7,300	166
Werner Enterprises Inc	5,950	222
Wesco Aircraft Holdings Inc*	7,034	84
WESCO International Inc*	2,600	159
Willdan Group Inc*	885	25
Willis Lease Finance Corp*	471	15
Willscot Corp, Cl A*	4,452	74
Woodward Inc	6,651	553
WW Grainger Inc	2,600	901
XPO Logistics Inc*	7,000	698
Xylem Inc/NY	10,500	804
YRC Worldwide Inc*	4,116	40

		196,501

Information Technology — 16.3%
2U Inc*	3,100	235
3D Systems Corp*	13,814	168
8x8 Inc*	11,364	227
A10 Networks Inc*	6,800	46
Acacia Communications Inc*	3,516	113
ACI Worldwide Inc*	14,296	369
ACM Research Inc, Cl A*	1,252	16
Activision Blizzard Inc	44,000	3,230
Acxiom Corp*	9,790	397

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Adesto Technologies Corp*	2,805	$15
Adobe Systems Inc*	28,668	7,014
ADTRAN Inc	6,156	100
Advanced Energy Industries Inc*	4,904	300
Advanced Micro Devices Inc*	52,400	960
Aerohive Networks Inc*	3,002	12
Agilysys Inc*	1,661	27
Akamai Technologies Inc*	9,600	722
Alarm.com Holdings Inc*	3,905	167
Alliance Data Systems Corp	2,800	630
Alpha & Omega Semiconductor Ltd*	2,367	32
Alphabet Inc, Cl C*	17,780	21,643
Alphabet Inc, Cl A*	17,429	21,389
Altair Engineering Inc, Cl A*	3,215	113
Alteryx Inc, Cl A*	3,572	139
Ambarella Inc*	4,029	158
Amber Road Inc*	3,003	25
Amdocs Ltd	8,300	561
American Software Inc/GA, Cl A	3,595	54
Amkor Technology Inc*	12,670	110
Amphenol Corp, Cl A	17,100	1,599
Analog Devices Inc	21,570	2,074
Anixter International Inc*	3,710	270
ANSYS Inc*	5,000	844
Appfolio Inc, Cl A*	1,895	137
Apple Inc	286,654	54,547
Applied Materials Inc	61,200	2,976
Applied Optoelectronics Inc*	2,400	92
Apptio Inc, Cl A*	4,289	144
Aquantia Corp*	3,034	39
Arista Networks Inc*	3,300	844
ARRIS International PLC*	10,400	263
Arrow Electronics Inc*	5,100	387
Aspen Technology Inc*	4,100	393
Asure Software Inc*	1,519	21
Atlassian Corp PLC, Cl A*	5,300	384
Autodesk Inc*	12,800	1,644
Automatic Data Processing Inc	25,600	3,456
Avaya Holdings Corp*	13,114	270
Avid Technology Inc*	3,498	20
Avnet Inc	7,100	311
AVX Corp	6,001	125
Axcelis Technologies Inc*	3,770	83
AXT Inc*	4,366	33
Badger Meter Inc	3,468	181
Bel Fuse Inc, Cl B	1,012	23
Belden Inc	5,051	327
Benchmark Electronics Inc	5,914	143
Benefitfocus Inc*	2,600	78
Black Knight Inc*	8,268	427
Blackbaud Inc	6,075	606
Blackline Inc*	4,091	175

40	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Booz Allen Hamilton Holding Corp, Cl A	8,100	$383
Bottomline Technologies DE Inc*	5,056	272
Box Inc, Cl A*	15,816	379
Brightcove Inc*	4,658	40
Broadcom Inc	25,107	5,568
Broadridge Financial Solutions Inc	6,800	768
Brooks Automation Inc	8,676	265
CA Inc	18,300	809
Cabot Microelectronics Corp	3,176	383
CACI International Inc, Cl A*	3,049	534
Cadence Design Systems Inc*	16,300	719
CalAmp Corp*	4,215	96
Calix Inc*	4,862	34
Carbon Black Inc*	1,154	24
Carbonite Inc*	3,394	116
Cardlytics Inc*	835	16
Cardtronics PLC*	4,880	124
Care.com Inc*	2,640	48
Cargurus Inc, Cl A*	6,191	268
Cars.com Inc*	9,087	258
Casa Systems Inc*	2,080	32
Cass Information Systems Inc	1,413	95
CDK Global Inc	7,500	468
CDW Corp/DE	8,800	740
Ceridian HCM Holding Inc*	1,400	46
CEVA Inc*	2,648	80
ChannelAdvisor Corp*	3,428	48
Ciena Corp*	17,818	453
Cirrus Logic Inc*	7,959	344
Cisco Systems Inc	281,159	11,890
Cision Ltd*	5,171	78
Citrix Systems Inc*	7,800	858
Clearfield Inc*	1,217	16
Cloudera Inc*	13,007	174
Cognex Corp	9,600	507
Cognizant Technology Solutions Corp, Cl A	33,900	2,763
Coherent Inc*	1,400	221
Cohu Inc	3,493	88
CommScope Holding Co Inc*	11,400	366
CommVault Systems Inc*	4,904	318
Comtech Telecommunications Corp	2,893	97
Conduent Inc*	10,960	197
Control4 Corp*	3,296	84
ConvergeOne Holdings Inc	3,653	35
Convergys Corp	11,423	281
CoreLogic Inc/United States*	4,800	234
Cornerstone OnDemand Inc*	6,661	329
Corning Inc	47,100	1,563
Coupa Software Inc*	6,617	406
Cray Inc*	5,205	130
Cree Inc*	12,473	588
CSG Systems International Inc	4,028	164

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CTS Corp	4,130	$144
Cypress Semiconductor Corp	20,800	370
Daktronics Inc	4,544	39
DASAN Zhone Solutions Inc*	538	5
Dell Technologies Inc Class V, Cl V*	11,668	1,079
Diebold Nixdorf Inc	9,036	103
Digi International Inc*	3,689	50
Digimarc Corp*	1,395	42
Diodes Inc*	5,024	187
DocuSign Inc*	1,400	75
Dolby Laboratories Inc, Cl A	3,300	213
DXC Technology Co	16,917	1,434
Eastman Kodak Co*	1,792	6
eBay Inc*	54,300	1,816
Ebix Inc	3,034	241
EchoStar Corp, Cl A*	2,900	130
eGain Corp*	2,606	34
Electro Scientific Industries Inc*	4,051	73
Electronic Arts Inc*	17,700	2,279
Electronics For Imaging Inc*	5,527	189
Ellie Mae Inc*	4,244	421
Endurance International Group Holdings Inc*	9,172	75
Entegris Inc	17,877	628
Envestnet Inc*	5,518	323
EPAM Systems Inc*	2,900	378
ePlus Inc*	1,715	169
Etsy Inc*	14,995	613
Euronet Worldwide Inc*	2,900	267
Everbridge Inc*	3,331	150
Everi Holdings Inc*	7,471	55
EVERTEC Inc	7,384	172
Exela Technologies Inc*	6,897	35
ExlService Holdings Inc*	4,191	250
Extreme Networks Inc*	14,069	120
F5 Networks Inc*	3,500	600
Facebook Inc, Cl A*	138,588	23,917
Fair Isaac Corp*	1,700	342
FARO Technologies Inc*	2,085	136
Fidelity National Information Services Inc	19,200	1,980
Finisar Corp*	14,394	243
FireEye Inc*	10,600	165
First Data Corp, Cl A*	27,500	640
First Solar Inc*	4,900	256
Fiserv Inc*	23,792	1,796
Fitbit Inc, Cl A*	26,152	155
Five9 Inc*	7,108	227
FleetCor Technologies Inc*	5,113	1,109
FLIR Systems Inc	7,900	463
ForeScout Technologies Inc*	3,693	125
FormFactor Inc*	8,974	116
Fortinet Inc*	8,500	535

Adviser Managed Trust / Annual Report / July 31, 2018	41

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fusion Connect Inc*	3,341	$13
Gartner Inc*	5,100	691
Genpact Ltd	9,100	276
Global Payments Inc	9,500	1,069
Glu Mobile Inc*	14,118	75
GoDaddy Inc, Cl A*	8,600	633
Gogo Inc*	7,325	26
GrubHub Inc*	5,200	634
GTT Communications Inc*	4,398	195
Guidewire Software Inc*	4,600	396
Hackett Group Inc/The	2,998	54
Harmonic Inc*	11,028	51
Hewlett Packard Enterprise Co	89,500	1,382
Hortonworks Inc*	8,703	152
HP Inc	95,500	2,204
HubSpot Inc*	4,490	557
IAC/InterActiveCorp*	4,300	633
Ichor Holdings Ltd*	3,351	70
II-VI Inc*	7,707	302
Immersion Corp*	3,771	53
Imperva Inc*	4,336	201
Impinj Inc*	2,113	45
Infinera Corp*	18,911	157
Information Services Group Inc*	3,397	14
Inphi Corp*	5,464	172
Insight Enterprises Inc*	4,327	217
Instructure Inc*	3,967	153
Integrated Device Technology Inc*	16,442	566
Intel Corp	271,405	13,055
InterDigital Inc/PA	4,314	356
Internap Corp*	2,343	23
International Business Machines Corp	53,430	7,744
Intuit Inc	14,200	2,900
IPG Photonics Corp*	2,100	344
Iteris Inc*	3,519	17
Itron Inc*	4,254	260
j2 Global Inc	5,814	493
Jabil Inc	10,100	284
Jack Henry & Associates Inc	4,500	606
Juniper Networks Inc	19,900	524
KEMET Corp*	6,881	179
Keysight Technologies Inc*	11,000	638
Kimball Electronics Inc*	3,374	69
KLA-Tencor Corp	9,200	1,080
Knowles Corp*	11,048	192
Kopin Corp*	6,804	21
KVH Industries Inc*	1,684	21
Lam Research Corp	9,700	1,849
Lattice Semiconductor Corp*	14,904	115
Leaf Group Ltd*	1,702	20
Leidos Holdings Inc	8,301	568
Limelight Networks Inc*	13,357	60

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liquidity Services Inc*	2,654	$19
Littelfuse Inc	1,400	304
LivePerson Inc*	7,149	166
LogMeIn Inc	3,000	243
Lumentum Holdings Inc*	7,794	407
MACOM Technology Solutions Holdings Inc*	5,718	119
Majesco*	770	6
Manhattan Associates Inc*	3,900	188
ManTech International Corp/VA, Cl A	3,293	197
Marvell Technology Group Ltd	32,185	686
Mastercard Inc, Cl A	53,600	10,613
Match Group Inc*	3,000	108
Maxim Integrated Products Inc	16,000	978
MAXIMUS Inc	8,053	522
MaxLinear Inc, Cl A*	7,621	132
Maxwell Technologies Inc*	4,868	22
Meet Group Inc/The*	8,333	34
Mesa Laboratories Inc	411	83
Methode Electronics Inc	4,549	179
Microchip Technology Inc	13,300	1,243
Micron Technology Inc*	67,300	3,553
Microsoft Corp	441,693	46,855
MicroStrategy Inc, Cl A*	1,152	150
MINDBODY Inc, Cl A*	5,345	200
Mitek Systems Inc*	4,081	34
MKS Instruments Inc	3,100	292
MobileIron Inc*	8,830	41
Model N Inc*	2,894	54
MoneyGram International Inc*	3,518	23
Monolithic Power Systems Inc	2,300	305
Monotype Imaging Holdings Inc	4,912	101
Motorola Solutions Inc	9,600	1,164
MTS Systems Corp	2,152	117
Nanometrics Inc*	3,030	114
Napco Security Technologies Inc*	1,648	26
National Instruments Corp	6,300	276
NCR Corp*	6,900	193
NeoPhotonics Corp*	4,370	28
NetApp Inc	15,700	1,217
NETGEAR Inc*	3,913	258
NetScout Systems Inc*	10,525	282
New Relic Inc*	5,492	537
NIC Inc	8,027	132
nLight Inc*	999	30
Novanta Inc*	4,105	256
Nuance Communications Inc*	17,200	254
Nutanix Inc, Cl A*	6,100	298
NVE Corp	574	61
NVIDIA Corp	33,900	8,301
Oclaro Inc*	20,540	174
Okta Inc, Cl A*	4,900	243

42	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ON Semiconductor Corp*	24,300	$536
OneSpan Inc*	4,067	66
Oracle Corp	167,088	7,967
OSI Systems Inc*	2,112	168
Palo Alto Networks Inc*	5,200	1,031
Pandora Media Inc*	32,123	216
PAR Technology Corp*	1,759	33
Park City Group Inc*	1,440	12
Park Electrochemical Corp	2,525	56
Paychex Inc	18,700	1,291
Paycom Software Inc*	2,900	308
Paylocity Holding Corp*	3,645	211
PayPal Holdings Inc*	69,300	5,692
PC Connection Inc	1,392	47
PDF Solutions Inc*	3,220	34
Pegasystems Inc	2,200	122
Perficient Inc*	4,105	108
Perspecta Inc	17,880	388
PFSweb Inc*	2,390	23
Photronics Inc*	8,544	77
Plantronics Inc	4,078	280
Plexus Corp*	4,124	245
Power Integrations Inc	3,587	256
Presidio Inc*	4,015	56
PRGX Global Inc*	3,161	29
Progress Software Corp	5,707	210
Proofpoint Inc*	2,900	331
PROS Holdings Inc*	3,353	125
PTC Inc*	6,700	616
Pure Storage Inc, Cl A*	9,500	206
Q2 Holdings Inc*	4,584	271
QAD Inc, Cl A	1,238	62
Qorvo Inc*	7,400	605
QUALCOMM Inc	86,200	5,525
Qualys Inc*	4,197	366
Quantenna Communications Inc*	4,417	70
QuinStreet Inc*	4,656	62
Quotient Technology Inc*	9,924	146
Rambus Inc*	13,102	162
Rapid7 Inc*	4,591	128
RealPage Inc*	4,000	220
Red Hat Inc*	10,300	1,455
Remark Holdings Inc*	4,415	16
Ribbon Communications Inc*	5,834	40
Rimini Street Inc*	1,620	11
RingCentral Inc, Cl A*	3,800	280
Rogers Corp*	2,299	268
Rosetta Stone Inc*	2,625	39
Rudolph Technologies Inc*	3,805	109
Sabre Corp	13,900	342
SailPoint Technologies Holding Inc*	4,744	114
salesforce.com Inc*	41,200	5,651

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sanmina Corp*	8,504	$247
ScanSource Inc*	3,092	128
Science Applications International Corp	5,270	445
SecureWorks Corp, Cl A*	679	9
Semtech Corp*	8,100	384
SendGrid Inc*	1,000	26
ServiceNow Inc*	10,100	1,777
ServiceSource International Inc*	9,542	33
ShotSpotter Inc*	1,022	44
Shutterstock Inc*	2,403	111
Sigma Designs Inc*	4,759	29
Silicon Laboratories Inc*	5,323	507
Skyworks Solutions Inc	10,400	984
SMART Global Holdings Inc*	1,202	37
Splunk Inc*	8,500	817
SPS Commerce Inc*	2,049	176
Square Inc, Cl A*	16,500	1,067
SS&C Technologies Holdings Inc	12,500	663
Stamps.com Inc*	2,151	561
SunPower Corp, Cl A*	7,011	51
Super Micro Computer Inc*	4,648	103
Switch Inc, Cl A	2,300	30
Sykes Enterprises Inc*	5,050	150
Symantec Corp	36,800	744
Synaptics Inc*	4,314	216
SYNNEX Corp	3,778	364
Synopsys Inc*	8,600	769
Syntel Inc*	4,482	182
Tableau Software Inc, Cl A*	3,800	392
Take-Two Interactive Software Inc*	6,500	735
Tech Data Corp*	4,758	397
TechTarget Inc*	2,515	71
Telaria Inc*	6,660	25
Telenav Inc*	3,493	19
Teradata Corp*	7,300	279
Teradyne Inc	11,300	489
Texas Instruments Inc	57,100	6,356
TiVo Corp	15,383	187
Total System Services Inc	10,600	970
Trade Desk Inc/The, Cl A*	3,928	331
Travelport Worldwide Ltd	15,436	292
Travelzoo*	734	10
Trimble Inc*	14,700	519
TrueCar Inc*	11,742	131
TTEC Holdings Inc	1,704	55
TTM Technologies Inc*	11,785	205
Tucows Inc, Cl A*	1,184	70
Twilio Inc, Cl A*	4,100	237
Twitter Inc*	40,800	1,300
Tyler Technologies Inc*	2,200	495
Ubiquiti Networks Inc*	1,100	91
Ultimate Software Group Inc/The*	1,700	471

Adviser Managed Trust / Annual Report / July 31, 2018	43

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ultra Clean Holdings Inc*	4,741	$64
Unisys Corp*	6,548	84
Universal Display Corp	2,300	221
Upland Software Inc*	2,083	65
USA Technologies Inc*	6,627	89
Varonis Systems Inc*	3,478	208
Veeco Instruments Inc*	6,016	88
VeriFone Systems Inc*	13,733	314
Verint Systems Inc*	7,937	356
VeriSign Inc*	6,100	886
Veritone Inc*	889	13
Versum Materials Inc	6,500	251
ViaSat Inc*	6,808	479
Viavi Solutions Inc*	28,451	288
VirnetX Holding Corp*	6,630	19
Virtusa Corp*	3,538	187
Visa Inc, Cl A	104,240	14,254
Vishay Intertechnology Inc	16,499	412
Vishay Precision Group Inc*	1,325	53
VMware Inc, Cl A*	4,000	578
Web.com Group Inc*	5,146	129
Western Digital Corp	17,435	1,223
Western Union Co/The	26,600	536
WEX Inc*	2,300	437
Workday Inc, Cl A*	8,400	1,042
Workiva Inc, Cl A*	3,555	90
Worldpay Inc, Cl A*	16,846	1,385
Xcerra Corp*	6,853	98
Xerox Corp	13,400	348
Xilinx Inc	14,900	1,074
XO Group Inc*	3,022	85
Xperi Corp	5,912	98
Yelp Inc, Cl A*	10,091	372
Yext Inc*	10,249	217
Zebra Technologies Corp, Cl A*	3,100	428
Zendesk Inc*	5,900	321
Zillow Group Inc, Cl C*	6,300	351
Zillow Group Inc, Cl A*	3,300	186
Zix Corp*	7,185	38
Zscaler Inc*	1,847	65
Zynga Inc, Cl A*	45,900	174

		424,951

Materials — 2.2%
A Schulman Inc	3,397	147
Advanced Emissions Solutions Inc	2,611	30
AdvanSix Inc*	3,714	150
AgroFresh Solutions Inc*	4,311	31
Air Products & Chemicals Inc	12,700	2,085
AK Steel Holding Corp*	39,819	184
Albemarle Corp	6,500	612
Alcoa Corp*	10,855	470
Allegheny Technologies Inc*	15,611	434

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Vanguard Corp	3,488	$76
AptarGroup Inc	3,500	358
Ardagh Group SA, Cl A	1,600	25
Ashland Global Holdings Inc	3,600	296
Avery Dennison Corp	5,200	596
Axalta Coating Systems Ltd*	12,500	378
Balchem Corp	3,993	400
Ball Corp	19,600	764
Bemis Co Inc	5,100	234
Berry Global Group Inc*	7,700	376
Boise Cascade Co	4,881	211
Cabot Corp	3,700	245
Carpenter Technology Corp	5,738	314
Celanese Corp, Cl A	7,900	933
Century Aluminum Co*	6,292	81
CF Industries Holdings Inc	13,700	609
Chase Corp	904	112
Chemours Co/The	10,900	499
Clearwater Paper Corp*	1,991	45
Cleveland-Cliffs Inc*	37,196	401
Coeur Mining Inc*	22,944	161
Commercial Metals Co	14,527	324
Compass Minerals International Inc	4,202	285
Crown Holdings Inc*	7,300	330
Domtar Corp	3,700	178
DowDuPont Inc	135,074	9,289
Eagle Materials Inc	2,900	288
Eastman Chemical Co	8,100	839
Ecolab Inc	14,700	2,068
Ferro Corp*	10,493	236
Ferroglobe Representation & Warranty Insurance Trust*	6,943	—
Flotek Industries Inc*	6,131	19
FMC Corp	7,900	710
Forterra Inc*	2,070	19
Freeport-McMoRan Inc	83,500	1,378
FutureFuel Corp	3,046	42
GCP Applied Technologies Inc*	8,989	262
Gold Resource Corp	6,903	45
Graphic Packaging Holding Co	18,300	266
Greif Inc, Cl A	3,107	169
Greif Inc, Cl B	730	42
Hawkins Inc	1,183	44
Haynes International Inc	1,480	63
HB Fuller Co	6,429	364
Hecla Mining Co	55,879	179
Huntsman Corp	12,700	426
Ingevity Corp*	5,272	525
Innophos Holdings Inc	2,390	108
Innospec Inc	3,057	247
International Flavors & Fragrances Inc	4,600	611
International Paper Co	24,100	1,295

44	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Intrepid Potash Inc*	11,881	$51
Kaiser Aluminum Corp	2,008	224
KapStone Paper and Packaging Corp	10,943	381
KMG Chemicals Inc	1,877	135
Koppers Holdings Inc*	2,537	95
Kraton Corp*	3,920	188
Kronos Worldwide Inc	2,883	66
Louisiana-Pacific Corp	18,129	488
LSB Industries Inc*	2,173	14
LyondellBasell Industries NV, Cl A	18,600	2,061
Marrone Bio Innovations Inc*	8,200	17
Martin Marietta Materials Inc	3,700	738
Materion Corp	2,522	158
Minerals Technologies Inc	4,417	334
Mosaic Co/The	20,500	617
Myers Industries Inc	4,022	87
Neenah Inc	2,027	178
NewMarket Corp	498	204
Newmont Mining Corp	31,200	1,144
Nucor Corp	18,600	1,245
Olin Corp	9,700	286
Olympic Steel Inc	967	21
OMNOVA Solutions Inc*	5,099	48
Owens-Illinois Inc*	9,800	183
Packaging Corp of America	5,500	621
PH Glatfelter Co	5,428	89
Platform Specialty Products Corp*	13,000	161
PolyOne Corp	9,934	446
PPG Industries Inc	14,656	1,622
PQ Group Holdings Inc*	4,806	87
Praxair Inc	16,700	2,797
Quaker Chemical Corp	1,625	288
Ramaco Resources Inc*	932	6
Rayonier Advanced Materials Inc	6,176	111
Reliance Steel & Aluminum Co	4,200	379
Royal Gold Inc	3,900	330
RPM International Inc	7,700	496
Ryerson Holding Corp*	2,117	24
Schnitzer Steel Industries Inc, Cl A	3,328	110
Schweitzer-Mauduit International Inc	3,721	154
Scotts Miracle-Gro Co/The, Cl A	2,500	199
Sealed Air Corp	10,000	441
Sensient Technologies Corp	5,302	368
Sherwin-Williams Co/The	4,900	2,160
Silgan Holdings Inc	4,200	116
Sonoco Products Co	5,500	307
Southern Copper Corp	9,400	464
Steel Dynamics Inc	12,800	603
Stepan Co	2,560	224
Summit Materials Inc, Cl A*	13,967	351
SunCoke Energy Inc*	7,754	88
Synalloy Corp	1,283	28

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TimkenSteel Corp*	4,650	$65
Trecora Resources*	2,771	42
Tredegar Corp	3,022	79
Tronox Ltd, Cl A	11,703	216
UFP Technologies Inc*	692	23
United States Lime & Minerals Inc	219	17
United States Steel Corp	10,300	375
Universal Stainless & Alloy Products Inc*	1,088	33
US Concrete Inc*	2,092	106
Valhi Inc	3,479	19
Valvoline Inc	12,134	274
Verso Corp*	4,328	90
Vulcan Materials Co	7,700	862
Warrior Met Coal Inc	4,543	117
Westlake Chemical Corp	2,000	214
WestRock Co	14,600	846
Worthington Industries Inc	5,394	253
WR Grace & Co	4,000	295

		57,867

Real Estate — 2.8%
Acadia Realty Trust‡	10,092	273
Agree Realty Corp‡	3,781	201
Alexander & Baldwin Inc‡	8,393	201
Alexander’s Inc‡	252	93
Alexandria Real Estate Equities Inc‡	5,900	752
American Assets Trust Inc‡	4,867	187
American Campus Communities Inc‡	8,000	330
American Homes 4 Rent, Cl A‡	14,100	312
American Tower Corp, Cl A‡	25,500	3,780
Americold Realty Trust‡	6,367	137
Apartment Investment & Management Co, Cl A‡	9,200	392
Apple Hospitality REIT Inc‡	11,700	210
Armada Hoffler Properties Inc‡	5,448	82
Ashford Hospitality Trust Inc‡	10,875	86
AvalonBay Communities Inc‡	8,009	1,416
Bluerock Residential Growth REIT Inc, Cl A‡	2,487	23
Boston Properties Inc‡	9,000	1,130
Braemar Hotels & Resorts Inc‡	3,501	40
Brandywine Realty Trust‡	10,600	175
Brixmor Property Group Inc‡	17,000	301
BRT Apartments Corp‡	1,016	13
Camden Property Trust‡	5,300	491
CareTrust REIT Inc‡	9,611	163
CatchMark Timber Trust Inc, Cl A‡	6,308	78
CBL & Associates Properties Inc‡	21,713	118
CBRE Group Inc, Cl A*	18,300	911
Cedar Realty Trust Inc‡	10,393	49
Chatham Lodging Trust‡	5,630	121
Chesapeake Lodging Trust‡	7,529	241
City Office REIT Inc‡	4,489	57
Clipper Realty Inc‡	1,949	21

Adviser Managed Trust / Annual Report / July 31, 2018	45

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Colony Capital Inc‡	30,058	$185
Columbia Property Trust Inc‡	7,000	162
Community Healthcare Trust Inc‡	2,127	64
Consolidated-Tomoka Land Co	444	29
CoreCivic Inc‡	14,847	381
CorEnergy Infrastructure Trust Inc‡	1,435	55
CorePoint Lodging Inc*‡	5,020	127
CoreSite Realty Corp‡	1,900	213
Corporate Office Properties Trust‡	5,900	175
Cousins Properties Inc‡	52,204	487
Crown Castle International Corp‡	24,200	2,682
CubeSmart‡	10,100	307
CyrusOne Inc‡	5,800	359
DCT Industrial Trust Inc‡	5,500	368
DDR Corp‡	8,400	115
DiamondRock Hospitality Co‡	25,017	298
Digital Realty Trust Inc‡	11,943	1,450
Douglas Emmett Inc‡	9,100	353
Duke Realty Corp‡	20,900	609
Easterly Government Properties Inc‡	5,819	110
EastGroup Properties Inc‡	4,282	408
Education Realty Trust Inc‡	9,472	392
Empire State Realty Trust Inc, Cl A‡	7,800	130
EPR Properties‡	4,300	286
Equinix Inc‡	4,600	2,021
Equity Commonwealth*‡	6,700	216
Equity LifeStyle Properties Inc‡	4,900	446
Equity Residential‡	20,900	1,367
Essex Property Trust Inc‡	3,800	914
Extra Space Storage Inc‡	7,200	677
Farmland Partners Inc‡	4,407	30
Federal Realty Investment Trust‡	4,300	540
First Industrial Realty Trust Inc‡	15,461	503
Forest City Realty Trust Inc, Cl A‡	12,200	305
Forestar Group Inc*	1,440	33
Four Corners Property Trust Inc‡	7,769	193
Franklin Street Properties Corp‡	13,222	116
Front Yard Residential Corp‡	6,136	59
FRP Holdings Inc*	895	58
Gaming and Leisure Properties Inc‡	11,800	429
GEO Group Inc/The‡	15,128	391
Getty Realty Corp‡	4,016	115
GGP Inc‡	36,000	767
Gladstone Commercial Corp‡	3,461	69
Gladstone Land Corp‡	2,039	24
Global Medical REIT Inc‡	2,700	23
Global Net Lease Inc‡	8,535	181
Government Properties Income Trust‡	12,466	188
Gramercy Property Trust‡	19,892	545
Griffin Industrial Realty Inc	101	4
HCP Inc‡	27,600	715
Healthcare Realty Trust Inc‡	15,428	458

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Healthcare Trust of America Inc, Cl A‡	11,900	$325
Hersha Hospitality Trust, Cl A‡	4,685	101
HFF Inc, Cl A	4,672	210
Highwoods Properties Inc‡	6,000	295
Hospitality Properties Trust‡	9,500	269
Host Hotels & Resorts Inc‡	42,500	890
Howard Hughes Corp/The*	2,300	312
Hudson Pacific Properties Inc‡	9,200	315
Independence Realty Trust Inc‡	11,136	113
Industrial Logistics Properties Trust‡	2,444	56
InfraREIT Inc‡	5,628	118
Innovative Industrial Properties Inc, Cl A‡	946	31
Investors Real Estate Trust‡	15,066	83
Invitation Homes Inc‡	16,700	386
Iron Mountain Inc‡	16,500	579
iStar Inc*‡	8,041	87
JBG SMITH Properties‡	5,900	215
Jernigan Capital Inc‡	1,802	33
Jones Lang LaSalle Inc	2,700	462
Kennedy-Wilson Holdings Inc	15,649	327
Kilroy Realty Corp‡	5,700	416
Kimco Realty Corp‡	23,600	394
Kite Realty Group Trust‡	10,487	177
Lamar Advertising Co, Cl A‡	5,000	368
LaSalle Hotel Properties‡	13,764	477
Lexington Realty Trust‡	27,270	240
Liberty Property Trust‡	8,600	369
Life Storage Inc‡	2,700	259
LTC Properties Inc‡	4,944	208
Macerich Co/The‡	7,800	461
Mack-Cali Realty Corp‡	11,480	223
Marcus & Millichap Inc*	2,528	102
Maui Land & Pineapple Co Inc*	1,010	13
MedEquities Realty Trust Inc‡	3,560	40
Medical Properties Trust Inc‡	21,300	307
Mid-America Apartment Communities Inc‡	6,617	667
Monmouth Real Estate Investment Corp‡	9,610	160
National Health Investors Inc‡	5,019	376
National Retail Properties Inc‡	8,800	393
National Storage Affiliates Trust‡	6,407	185
New Senior Investment Group Inc‡	10,255	73
Newmark Group Inc, Cl A	2,990	42
NexPoint Residential Trust Inc‡	2,150	64
NorthStar Realty Europe Corp‡	6,516	89
Omega Healthcare Investors Inc‡	11,300	335
One Liberty Properties Inc‡	1,723	46
Outfront Media Inc‡	8,300	176
Paramount Group Inc‡	11,900	184
Park Hotels & Resorts Inc‡	11,816	370
Pebblebrook Hotel Trust‡	8,510	328
Pennsylvania Real Estate Investment Trust‡	8,857	94

46	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Physicians Realty Trust‡	22,787	$359
Piedmont Office Realty Trust Inc, Cl A‡	16,020	317
PotlatchDeltic Corp‡	7,671	359
Preferred Apartment Communities Inc, Cl A‡	4,860	82
Prologis Inc‡	31,200	2,047
PS Business Parks Inc‡	2,449	313
Public Storage‡	8,600	1,873
QTS Realty Trust Inc, Cl A‡	6,367	272
Ramco-Gershenson Properties Trust‡	9,780	129
Rayonier Inc‡	7,700	270
RE/MAX Holdings Inc, Cl A	2,183	111
Realogy Holdings Corp	8,200	179
Realty Income Corp‡	16,600	926
Redfin Corp*	9,337	229
Regency Centers Corp‡	8,570	545
Retail Opportunity Investments Corp‡	13,883	263
Retail Properties of America Inc, Cl A‡	12,000	151
Retail Value Inc*‡	840	28
Rexford Industrial Realty Inc‡	10,076	309
RLJ Lodging Trust‡	21,600	488
RMR Group Inc/The	909	79
Ryman Hospitality Properties Inc‡	5,559	473
Sabra Health Care REIT Inc‡	22,105	478
Safety Income & Growth Inc‡	1,350	24
Saul Centers Inc‡	1,362	73
SBA Communications Corp, Cl A*‡	6,600	1,044
Select Income‡	7,726	161
Senior Housing Properties Trust‡	13,400	239
Seritage Growth Properties‡	4,089	173
Simon Property Group Inc‡	17,874	3,150
SL Green Realty Corp‡	5,100	526
Spirit MTA*‡	5,819	58
Spirit Realty Capital Inc‡	27,300	228
St Joe Co/The*	4,760	84
STAG Industrial Inc‡	12,224	334
STORE Capital Corp‡	10,100	277
Stratus Properties Inc*	681	21
Summit Hotel Properties Inc‡	13,015	184
Sun Communities Inc‡	4,500	436
Sunstone Hotel Investors Inc‡	28,036	456
Tanger Factory Outlet Centers Inc‡	11,529	275
Taubman Centers Inc‡	3,600	223
Tejon Ranch Co*	2,734	64
Terreno Realty Corp‡	6,768	250
Tier REIT Inc‡	5,867	139
Transcontinental Realty Investors Inc*	243	8
Trinity Place Holdings Inc*	2,205	14
UDR Inc‡	15,300	589
UMH Properties Inc‡	3,881	60
Uniti Group Inc‡	9,200	163
Universal Health Realty Income Trust‡	1,535	103

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urban Edge Properties‡	13,684	$310
Urstadt Biddle Properties Inc, Cl A‡	3,756	84
Ventas Inc‡	20,800	1,173
VEREIT Inc‡	56,400	430
VICI Properties Inc‡	15,900	324
Vornado Realty Trust‡	10,100	726
Washington Prime Group Inc‡	23,003	185
Washington Real Estate Investment Trust‡	9,836	300
Weingarten Realty Investors‡	7,100	215
Welltower Inc‡	21,600	1,352
Weyerhaeuser Co‡	44,000	1,504
Whitestone REIT, Cl B‡	4,519	59
WP Carey Inc‡	6,200	405
Xenia Hotels & Resorts Inc‡	13,414	327

		73,389

Telecommunication Services — 1.2%
AT&T Inc	423,764	13,548
ATN International Inc	1,319	84
Boingo Wireless Inc*	5,174	120
CenturyLink Inc	54,657	1,026
Cincinnati Bell Inc*	6,374	85
Cogent Communications Holdings Inc	5,243	272
Consolidated Communications Holdings Inc	8,915	114
Frontier Communications Corp	9,229	48
Intelsat SA*	5,158	101
Iridium Communications Inc*	12,110	209
NII Holdings Inc*	12,674	79
Ooma Inc*	2,531	41
ORBCOMM Inc*	8,641	83
pdvWireless Inc*	1,057	32
Shenandoah Telecommunications Co	5,926	196
Spok Holdings Inc	2,465	36
Sprint Corp*	35,000	190
Telephone & Data Systems Inc	5,700	144
T-Mobile US Inc*	17,900	1,074
United States Cellular Corp*	800	27
Verizon Communications Inc	241,191	12,455
Vonage Holdings Corp*	27,595	353
Windstream Holdings Inc	4,380	15
Zayo Group Holdings Inc*	11,500	426

		30,758

Utilities — 2.0%
AES Corp/VA	39,100	522
ALLETE Inc	6,401	496
Alliant Energy Corp	13,900	597
Ameren Corp	14,100	875
American Electric Power Co Inc	28,700	2,042
American States Water Co	4,601	277
American Water Works Co Inc	10,500	927
Aqua America Inc	10,100	373
AquaVenture Holdings Ltd*	1,590	26

Adviser Managed Trust / Annual Report / July 31, 2018	47

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Artesian Resources Corp, Cl A	1,067	$39
Atmos Energy Corp	6,300	579
Avangrid Inc	3,600	180
Avista Corp	8,154	412
Black Hills Corp	6,674	400
Cadiz Inc*	2,451	33
California Water Service Group	6,057	249
CenterPoint Energy Inc	25,400	723
Chesapeake Utilities Corp	2,006	168
CMS Energy Corp	16,300	788
Connecticut Water Service Inc	1,485	96
Consolidated Edison Inc	18,100	1,429
Consolidated Water Co Ltd	1,582	22
Dominion Energy Inc	38,100	2,732
DTE Energy Co	10,500	1,140
Duke Energy Corp	40,800	3,330
Edison International	18,700	1,246
El Paso Electric Co	5,074	316
Entergy Corp	10,500	853
Evergy Inc	15,716	882
Eversource Energy	18,700	1,136
Exelon Corp	56,000	2,380
FirstEnergy Corp	27,500	974
Global Water Resources Inc	935	9
Hawaiian Electric Industries Inc	6,400	225
IDACORP Inc	6,261	590
MDU Resources Group Inc	11,000	319
MGE Energy Inc	4,373	280
Middlesex Water Co	1,923	85
National Fuel Gas Co	4,700	252
New Jersey Resources Corp	10,839	501
NextEra Energy Inc	27,400	4,591
NiSource Inc	21,200	555
Northwest Natural Gas Co	3,530	230
NorthWestern Corp	6,203	368
NRG Energy Inc	18,300	580
NRG Yield Inc, Cl A	4,245	78
NRG Yield Inc, Cl C	8,382	156
OGE Energy Corp	11,700	424
ONE Gas Inc	6,477	499
Ormat Technologies Inc	4,988	271
Otter Tail Corp	4,972	241
Pattern Energy Group Inc, Cl A	10,221	190
PG&E Corp	30,000	1,292
Pinnacle West Capital Corp	6,400	515
PNM Resources Inc	9,920	390
Portland General Electric Co	11,117	504
PPL Corp	40,100	1,154
Public Service Enterprise Group Inc	29,500	1,521
Pure Cycle Corp*	2,578	28
RGC Resources Inc	956	27
SCANA Corp	8,300	332

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sempra Energy	15,300	$1,769
SJW Group	2,179	141
South Jersey Industries Inc	10,710	363
Southern Co/The	59,100	2,872
Southwest Gas Holdings Inc	6,001	469
Spark Energy Inc, Cl A	1,050	9
Spire Inc	6,132	439
TerraForm Power Inc, Cl A	9,456	97
UGI Corp	10,100	537
Unitil Corp	1,836	94
Vectren Corp	4,700	336
Vistra Energy Corp*	23,600	533
WEC Energy Group Inc	18,500	1,228
Xcel Energy Inc	29,600	1,387
York Water Co/The	1,587	49

		52,772

		1,812,749

Total Common Stock (Cost $1,963,329) ($ Thousands)		2,534,317

EXCHANGE TRADED FUNDS — 0.6%

United States — 0.6%
iShares MSCI India Fund	398,464	14,197
iShares MSCI Taiwan Fund	30,500	1,153
SPDR S&P 500 ETF Trust	752	212

Total Exchange Traded Funds (Cost $11,890) ($ Thousands)		15,562

PREFERRED STOCK — 0.4%

Brazil — 0.2%
Banco Bradesco SA	159,162	1,289
Braskem SA	8,900	130
Centrais Eletricas Brasileiras SA*	17,900	91
Cia Brasileira de Distribuicao	7,800	173
Cia Energetica de Minas Gerais	42,988	93
Gerdau SA	50,100	222
Itau Unibanco Holding SA	155,000	1,861
Itausa - Investimentos Itau SA	211,097	586
Lojas Americanas SA	35,469	171
Petroleo Brasileiro SA	188,200	987
Telefonica Brasil SA	21,200	233

		5,836

Chile — 0.0%
Embotelladora Andina SA	13,317	54
Sociedad Quimica y Minera de Chile SA, Cl B	4,440	213

		267

48	Adviser Managed Trust / Annual Report / July 31, 2018

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)

Colombia — 0.0%
Bancolombia SA	19,672	$226
Grupo Aval Acciones y Valores SA	185,117	73
Grupo de Inversiones Suramericana SA	5,014	61

		360

Germany — 0.1%
Bayerische Motoren Werke AG	1,751	145
FUCHS PETROLUB SE	2,413	136
Henkel AG & Co KGaA	5,758	723
Porsche Automobil Holding SE	4,867	330
Sartorius AG	1,153	187
Schaeffler AG	4,809	66
Volkswagen AG	5,990	1,067

		2,654

South Korea — 0.1%
Amorepacific Corp	630	81
Hyundai Motor Co	3,031	231
LG Chem Ltd	400	77
LG Household & Health Care Ltd	130	77

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Samsung Electronics Co Ltd	38,758	$1,325

		1,791

Total Preferred Stock (Cost $8,202) ($ Thousands)		10,908

	Number of Rights
RIGHTS* — 0.0%

Taiwan — 0.0%
Hiwin Technologies, Expires 08/31/2018*	—	1

United States — 0.0%
Media General*^	12	—
Newstar Financial*^	4	2
Tobira Therapeutics, Expires 12/31/2028*	1	—

		2

Total Rights (Cost $—) ($ Thousands)		3

Total Investments — 98.0% (Cost $1,983,421) ($ Thousands)		$2,560,790

A list of the open futures contracts held by the Fund at July 31, 2018, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
MSCI EAFE Index E-MINI	102	Sep-2018	$10,160	$10,249	$89
MSCI Emerging Markets	94	Sep-2018	5,241	5,160	(81)
Russell 2000 Index E-MINI	68	Sep-2018	5,719	5,686	(33)
S&P 500 Index E-MINI	196	Sep-2018	27,280	27,608	328
S&P Mid Cap 400 Index E-MINI	11	Sep-2018	2,201	2,185	(16)

			$50,601	$50,888	$287

Percentages are based on a Net Assets of $2,612,459 ($ Thousands).

^	Expiration date unavailable.

*	Non-income producing security.

‡	Real Estate Investment Trust.

†	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2018, the value of these securities amounted to $7,723 ($ Thousands), representing 0.3% of the Net Assets of the Fund.

(B)	Security is a Master Limited Partnership. At July 31, 2018, such securities amounted to $375 ($ Thousands), or 0.0% of Net Assets (See Note 2).

ADR — American Depositary Receipt

CDI — CREST Depositary Interests

Cl — Class

EAFE — Europe, Australasia and Far East

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P— Standard & Poor’s

SDR — Special Drawing Rights

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

Adviser Managed Trust / Annual Report / July 31, 2018	49

SCHEDULE OF INVESTMENTS

July 31, 2018

Tactical Offensive Equity Fund (Continued)

The following is a list of the level of inputs used as of July 31, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3‡		Total
Common Stock	$2,534,317	$—	$—	@	$2,534,317
Exchange Traded Funds	15,562	—	—		15,562
Preferred Stock	10,908	—	—		10,908
Rights	1	—	2		3

Total Investments in Securities	$2,560,788	$—	$2		$2,560,790

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$417	$—	$—	$417
Unrealized Depreciation	(130)	—	—	(130)

Total Other Financial Instruments	$287	$—	$—	$287

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

‡

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

@	Represents securities in which the fair value is $0 or has been rounded to $0.

For the year ended July 31, 2018, there were transfers between Level 1 and Level 2 assets and liabilities due to the availability of quoted prices in active markets to determine fair value. For the year ended July 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2018 ($ Thousands):

Security Description	Value 7/31/2017	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 07/31/2018	Dividend Income
SEI Investments Co	$435	$—	$—	$—	$27	$462	$5

Totals	$435	$—	$—	$—	$27	$462	$5

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

50	Adviser Managed Trust / Annual Report / July 31, 2018

KPMG LLP 1601 Market Street
Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Tactical Offensive Equity Fund and the accompanying statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund (together the “Funds”) comprising the Adviser Managed Trust (the “Trust”), as of July 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR and the schedule of investments in securities of the Tactical Offensive Equity Fund, as of July 31, 2018 is included in Item 6 of this Form N-CSR. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 28, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 5, 2018

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: October 5, 2018